UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-6322

Exact name of registrant as specified in charter:
Delaware Pooled Trust

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1.  Reports to Stockholders


Annual Report                           Delaware
                                        REIT Fund

                                        October 31, 2006









                                        Value equity mutual fund






[DELAWARE INVESTMENTS LOGO]             [LOGO] POWERED BY RESEARCH(R)

Table of contents

> Portfolio management review .................................................1

> Performance summary .........................................................4

> Disclosure of Fund expenses .................................................6

> Sector allocation and top 10 holdings .......................................7

> Statement of net assets .....................................................8

> Statement of operations ....................................................10

> Statements of changes in net assets ........................................11

> Financial highlights .......................................................12

> Notes to financial statements ..............................................18

> Report of independent registered public accounting firm ....................22

> Other Fund information .....................................................23

> Board of trustees/directors and officers addendum ..........................25

> About the organization .....................................................27












   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2006 Delaware Distributors, L.P.

Portfolio management review


Delaware REIT Fund

October 31, 2006


The managers of Delaware REIT Fund provided the responses below as a review of the Fund's activities for the fiscal year ended October 31, 2006. Please see page 2 to learn more about the Fund managers.

Q: Please discuss the Fund's performance and the REIT market in general during the 12-month period.

A: For the year ended October 31, 2006, Delaware REIT Fund posted a 33.45% total return at net asset value and a 25.80% return at maximum offer price. (Both figures represent performance for Class A shares with dividends reinvested. For complete annualized performance please see page 4.) The Fund trailed the NAREIT Equity Index, which advanced 36.36% during the fiscal year, and the Lipper REIT Funds Average advanced 36.09% during the same period.

Through our investment process, we are committed to assembling a portfolio of stable, high-quality investments. We avoid extreme valuations, staying true to our goal of investing in real estate companies that we believe offer potential for capital appreciation. We are diligent about controlling risk where possible, and we believe our portfolio is managed in a conservative style relative to many other REIT funds. We believe that some of our underperformance versus the benchmark during the fiscal year may be attributable to the application of a long-term approach in what was a very strong-performing market where valuations became stretched.

Early in 2006, the economy had returned to generating growth at a relatively strong clip. By spring, the pace of growth in gross domestic product was slowing, and investors grew increasingly concerned about higher oil prices and a soft residential housing market. Despite these challenges, the stock market produced healthy returns during the fiscal year. We believe the REIT market in particular benefited from strong fundamentals and massive cash inflows from both the public and private sectors, as evidenced by the strong double-digit returns for REITs as a group.

Q: What is your strategy for managing risk within the Fund?

A: Risk management is an ongoing part of our regular investment process. It begins on an individual security level, as we focus on selecting REITs that we feel have strong business operations. A company's fundamentals play a critical role in our decision-making process.

Additionally, we strive in general to maintain sector weights that are approximately 50% to 150% of the NAREIT Equity Index weight. We generally limit each individual security's weight to no more than 5% of the total Fund holdings or 2.5 percentage points greater than the weight of the specific security within the index. (Please note that from time to time, due to movements in securities prices, it's possible that particular securities will weigh moderately more than 5% of the Fund's total holdings.) Company market capitalization is also an important consideration. For instance larger REITs typically have lower cost of capital and stronger balance sheets than smaller companies. We carefully monitor signs of volatility that may be associated with smaller companies.

Q: Please discuss your strategy during the fiscal year, as reflective of the strong REIT market performance.

A: After several years of robust REIT performance, we continued to exercise caution, emphasizing companies with strong or improving fundamentals and attractive valuations. During the past fiscal year, we held overweight positions in several key areas. First were economically sensitive holdings such as industrial REITs. These cyclical companies generally benefit from steady GDP growth during the year.

We were also more heavily weighted than the benchmark index in REITs with exposure to office property markets. We felt higher construction costs would limit development in this category. In urban markets, certain office stocks benefited during the year as increased demand drove rental rates higher. Rising real estate prices in recent years forced many would-be homebuyers to rent, creating what we believed were attractive prospects for apartment REITs. We generally tried to capitalize on these trends and others.

The views expressed are current as of the date of this report and are subject to change.


                                                               (continues)     1

Portfolio management review


For example, we believe that, overall, triple net lease companies provide an attractive alternative to office REITs during periods of slow rent growth. In a triple net lease, the lessee pays not only rent but also taxes, insurance, and maintenance expenses that arise from the use of a leased property. REITs benefiting from triple net lease arrangements are often characterized by higher dividends and slower growth.

REIT valuations have been propelled to all-time highs. Although we remained optimistic at fiscal year end about the general long-term prospects for REITs, we also remained skeptical about whether valuations can be sustained. By fiscal year end, we had begun planning to focus on new opportunities only very selectively, especially in the apartment and office sectors.

Q: Which sectors or securities affected investment performance positively during the period?

A: Multi-family apartment REITs were the strongest performers in the index as a group during the period, fueled by strong rent growth, particularly on the east and west coasts. An example from another category is Entertainment Properties Trust, which rewarded the Fund with returns in excess of 40%. Vornado Realty Trust also generated strong results. Vornado has office, commercial, and retail property interests in metro New York, New Jersey, and Washington, D.C. We believe its opportunistic investment strategy and solid management team has generally contributed to the holding's strong performance.

Medical Properties Trust is an example of a Fund holding that saw some negative market sentiment during the year, but rebounded. This small-cap company acquires, develops, and leases assisted living, senior housing, medical offices, and skilled nursing facilities. We were initially attracted to the company by its solid management team, strong acquisition program, and attractive stock valuations. Although some investor concerns were apparent, we saw a well-managed company which, based on our research, had successfully executed acquisitions.

Q: Please discuss securities that detracted from the Fund's performance.

A: The single largest negative impact on performance was the Delaware REIT Fund exposure to mortgage REITs during the first half of the fiscal year. Holdings in this sector were sold from the Fund in May, including MortgageIT Holdings.

Performance relative to the benchmark index was also hampered by our position in poor performer U-Store-It Trust, the country's fifth largest owner of self-storage facilities. U-Store-It remained a holding at fiscal year end, but came under increased pressure from investors during the year based on its plans for management and technology changes.

The holding that most negatively affected performance for the fiscal year was Education Realty Trust, a position that we sold in favor of other opportunities. Mills Corp. and American Financial Realty Trust were also among the negative contributors sold before fiscal year end to make room for more favorable opportunities.

Fund managers

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

Mr. Zenouzi rejoined Delaware Investments in May 2006. He left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm's REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Performance summary


Delaware REIT Fund


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware REIT Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.


Fund performance

Average annual total returns
Through October 31, 2006                          1 year       5 years        10 years        Lifetime
______________________________________________________________________________________________________

Class A* (Est. 12-6-95)
Excluding sales charge                           +33.45%       +21.69%         +16.64%         +17.64%
Including sales charge                           +25.80%       +20.25%         +15.96%         +17.00%
______________________________________________________________________________________________________

Class B (Est. 11-11-97)
Excluding sales charge                           +32.50%       +20.78%         NA              +13.05%
Including sales charge                           +28.50%       +20.57%         NA              +13.05%
______________________________________________________________________________________________________

Class C (Est. 11-11-97)
Excluding sales charge                           +32.43%       +20.78%         NA              +12.96%
Including sales charge                           +31.43%       +20.78%         NA              +12.96%
______________________________________________________________________________________________________


* Effective November 4, 1997, Delaware REIT Fund was redesigned. At that time, the legal name of the Fund's original class (Pooled Trust Class) was changed to Class A, and a distribution fee of up to 0.30% of average daily net assets was implemented. The Class A share performance information prior to that date reflects the performance of the Pooled Trust Class and has not been adjusted to reflect the effect of the distribution fee.

Funds that concentrate investments in one industry, such as Delaware REIT Fund, may involve greater risks than more diversified funds, including greater potential for volatility.

Funds that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real-estate values and general and local economic conditions.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below.

Performance for Class B and C shares, excluding sales charges, assumes that either contingent deferred sales charges did not apply or that the investment was not redeemed.

The Fund offers Class A, B, C, R, Institutional Class, and Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30% of average daily net assets, but such fee is currently subject to a contractual cap of 0.25% of average daily net assets.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets.

The average annual total returns for the 1-year and lifetime (since June 2, 2003) periods ended October 31, 2006 for the Delaware REIT Fund Class R shares were 33.13% and 25.21%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets.

The average annual total returns for the 1-year, 5-year, and lifetime (since November 11, 1997) periods ended October 31, 2006 for the Delaware REIT Fund Institutional Class shares were 33.81%, 22.00%, and 14.09%, respectively. Institutional Class shares were first made available on November 11, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The average annual total return for the 1-year, 5-year, 10-year, and lifetime (since December 6, 1995) periods ended October 31, 2006 for the Delaware Real Estate Investment Trust Portfolio Class shares was 33.77%, 21.99%,16.91% and 17.89%, respectively. Delaware Real Estate Investment Trust Portfolio Class shares were first made available on November 4, 1997 and are available only for certain retirement plan products. Performance prior to November 4, 1997 is based on the performance of the original class (established December 6, 1995), which operated under a substantially similar expense structure.

An expense limitation was in effect for all classes during the 5-year, 10-year, and lifetime periods shown on the previous page and the graph below. Performance would have been lower had the expense limitation not been in effect.

The performance table on the previous page and the graph below do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.


Fund basics

As of October 31, 2006

________________________________________________________________________________

Fund objective
________________________________________________________________________________

The Fund seeks maximum long-term total return, with capital appreciation as a secondary objective.

________________________________________________________________________________

Total Fund net assets
________________________________________________________________________________

$436 million

________________________________________________________________________________

Number of holdings
________________________________________________________________________________

47

________________________________________________________________________________

Fund start date
________________________________________________________________________________

December 6, 1995

________________________________________________________________________________

                                          Nasdaq symbols     CUSIPs
________________________________________________________________________________

Class A                                   DPREX              246248868
Class B                                   DPRBX              246248819
Class C                                   DPRCX              246248793
Class R                                   DPRRX              246248561
Institutional Class                       DPRSX              246248777
REIT Portfolio Class                      DPRZX              246248785


[PERFORMANCE OF A $10,000 INVESTMENT LINE GRAPH]


Chart assumes $10,000 invested on October 31, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses.

The NAREIT Equity REIT Index is an unmanaged composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses

For the period May 31, 2006 to October 31, 2006


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 to October 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect for Class A and Class R shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware REIT Fund

Expense Analysis of an Investment of $1,000

                                                                      Expenses
                          Beginning      Ending                      Paid During
                           Account       Account      Annualized       Period
                            Value         Value        Expense        5/1/06 to
                           5/1/06       10/31/06        Ratios        10/31/06*
________________________________________________________________________________

Actual Return
Class A                   $1,000.00     $1,176.20        1.32%         $ 7.24
Class B                    1,000.00      1,172.50        2.07%          11.34
Class C                    1,000.00      1,171.90        2.07%          11.33
Class R                    1,000.00      1,175.50        1.57%           8.61
Institutional Class        1,000.00      1,178.10        1.07%           5.87
REIT Portfolio Class       1,000.00      1,178.10        1.07%           5.87
________________________________________________________________________________

Hypothetical 5% Return (5% return before expenses)

Class A                   $1,000.00     $1,018.40        1.32%         $ 6.72
Class B                    1,000.00      1,014.62        2.07%          10.51
Class C                    1,000.00      1,014.62        2.07%          10.51
Class R                    1,000.00      1,017.14        1.57%           7.98
Institutional Class        1,000.00      1,019.66        1.07%           5.45
REIT Portfolio Class       1,000.00      1,019.66        1.07%           5.45
________________________________________________________________________________


* "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Sector allocation and top 10 holdings


Delaware REIT Fund

As of October 31, 2006


Sector designations may be different than the sector designations presented in other Fund materials.


                                                                    Percentage
Sector                                                            of Net Assets
________________________________________________________________________________

Common Stock                                                             96.27%

Diversified REITs                                                         6.74%
Healthcare REITs                                                          4.35%
Hotel REITs                                                               5.85%
Industrial REITs                                                          8.44%
Mall REITs                                                               12.58%
Manufactured Housing REITs                                                0.92%
Multifamily REITs                                                        19.16%
Office REITs                                                             19.40%
Office/Industrial REITs                                                   1.15%
Real Estate Operating Companies                                           1.45%
Self-Storage REITS                                                        3.15%
Shopping Center REITs                                                    12.33%
Specialty REITs                                                           0.75%
________________________________________________________________________________

Repurchase Agreements                                                     3.41%
________________________________________________________________________________

Securities Lending Collateral                                            10.83%

Fixed Rate Notes                                                          3.19%
Variable Rate Notes                                                       7.64%
________________________________________________________________________________

Total Market Value of Securities                                        110.51%
________________________________________________________________________________

Obligation to Return Securities Lending Collateral                      (10.83%)
________________________________________________________________________________

Receivables and Other Assets Net of Liabilities                           0.32%
________________________________________________________________________________

Total Net Assets                                                        100.00%
________________________________________________________________________________


Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.


                                                                    Percentage
Top 10 Holdings                                                    of Net Assets
________________________________________________________________________________

Simon Property Group                                                      6.95%
Vornado Realty Trust                                                      5.30%
Equity Residential                                                        5.23%
ProLogis                                                                  4.98%
Boston Properties                                                         4.52%
AvalonBay Communities                                                     4.29%
Archstone-Smith Trust                                                     4.16%
Host Hotels & Resorts                                                     3.66%
Kimco Realty                                                              3.31%
Equity Office Properties Trust                                            3.20%
________________________________________________________________________________

Statement of net assets


Delaware REIT Fund

October 31, 2006


                                                 Number                Market
                                                of Shares              Value
________________________________________________________________________________

Common Stock - 96.27%
________________________________________________________________________________

Diversified REITs - 6.74%
     Vornado Realty Trust                          193,999          $23,134,381
   * Washington Real Estate
          Investment Trust                         148,500            6,259,275
                                                                    ___________

                                                                     29,393,656
                                                                    ___________
Health Care REITs - 4.35%
   * Health Care Property Investors                206,400            6,480,960
   * Medical Properties Trust                      101,165            1,373,821
   * Ventas                                        285,800           11,140,484
                                                                    ___________

                                                                     18,995,265
                                                                    ___________
Hotel REITs - 5.85%
   * Hersha Hospitality Trust                      406,610            4,456,446
     Host Hotels & Resorts                         692,993           15,980,418
     Marriott International Class A                 74,200            3,099,334
   * Strategic Hotel & Resorts                      93,300            1,984,491
                                                                    ___________

                                                                     25,520,689
                                                                    ___________
Industrial REITs - 8.44%
     AMB Property                                  142,535            8,325,469
   * First Potomac Realty Trust                    218,453            6,758,936
     ProLogis                                      343,507           21,733,688
                                                                    ___________

                                                                     36,818,093
                                                                    ___________
Mall REITs - 12.58%
     General Growth Properties                     248,354           12,889,573
     Macerich                                      145,200           11,666,820
     Simon Property Group                          312,151           30,309,862
                                                                    ___________

                                                                     54,866,255
                                                                    ___________
Manufactured Housing REITs - 0.92%
   * Equity Lifestyle Properties                    81,700            4,025,359
                                                                    ___________

                                                                      4,025,359
                                                                    ___________
Multifamily REITs - 19.16%
     American Campus Communities                    81,500            2,170,345
     Archstone-Smith Trust                         301,300           18,141,273
     AvalonBay Communities                         142,626           18,692,564
   * BRE Properties                                110,000            7,293,000
     Camden Property Trust                          73,426            5,926,947
     Equity Residential                            418,100           22,832,440
     Essex Property Trust                           39,092            5,210,182
     Home Properties                                52,400            3,310,108
                                                                    ___________

                                                                     83,576,859
                                                                    ___________
Office REITs - 19.40%
     Alexandria Real Estate Equities               107,774           10,745,068
     Boston Properties                             184,700           19,731,500
   * Brandywine Realty Trust                       168,300            5,614,488
   + Douglas Emmett                                179,200            4,273,920
     Equity Office Properties Trust                328,600           13,965,500
     Highwoods Properties                          176,400            6,738,480
     Kilroy Realty                                  22,800            1,717,524
   * Mack-Cali Realty                               82,200            4,348,380
   * Maguire Properties                             35,900            1,535,084
     Reckson Associates Realty                     138,193            6,097,075
     SL Green Realty                                81,353            9,847,781
                                                                    ___________

                                                                     84,614,800
                                                                    ___________
Office/Industrial REITs - 1.15%
     Liberty Property Trust                         94,800            4,569,360
     PS Business Parks                               6,700              441,195
                                                                    ___________

                                                                      5,010,555
                                                                    ___________
Real Estate Operating Companies - 1.45%
     Starwood Hotels & Resorts Worldwide           106,050            6,335,427
                                                                    ___________

                                                                      6,335,427
                                                                    ___________
Self-Storage REITS - 3.15%
     Public Storage                                120,200           10,783,142
   * U-Store-It Trust                              134,300            2,949,228
                                                                    ___________

                                                                     13,732,370
                                                                    ___________
Shopping Center REITs - 12.33%
   * Developers Diversified Realty                 114,422            6,968,300
     Federal Realty Investment Trust               126,711           10,155,887
     Kimco Realty                                  324,900           14,435,307
   * Kite Realty Group Trust                       347,904            6,380,559
   * New Plan Excel Realty Trust                   202,300            5,826,240
     Regency Centers                               138,661           10,005,778
                                                                    ___________

                                                                     53,772,071
                                                                    ___________
Specialty REITs - 0.75%
   * Entertainment Properties Trust                 59,900            3,294,500
                                                                    ___________

                                                                      3,294,500
                                                                    ___________
Total Common Stock

     (cost $304,906,331)                                            419,955,899
                                                                    ___________

                                                Principal
                                                 Amount
________________________________________________________________________________

Repurchase Agreements - 3.41%
________________________________________________________________________________

     With BNP Paribas 5.25% 11/1/06
          (dated 10/31/06, to be
          repurchased at $7,691,121,
          collateralized by $8,046,000 U.S.
          Treasury Bills due 4/26/07, market
          value $7,851,657)                     $7,690,000            7,690,000
     With Cantor Fitzgerald 5.25%
          11/1/06 (dated 10/31/06, to
          be repurchased at $3,986,581,
          collateralized by $1,465,000
          U.S. Treasury Notes 3.25%
          due 8/15/07, market value
          $1,456,617 and $2,690,000
          U.S. Treasury Notes 3.375%
          due 9/15/09, market value
          $2,610,173)                            3,986,000            3,986,000
     With UBS Warburg 5.25%
          11/1/06 (dated 10/31/06, to
          be repurchased at $3,189,465,
          collateralized by $45,000 U.S.
          Treasury Bills due 1/11/07, market
          value $44,721 and $3,288,000
          U.S. Treasury Bills due 4/26/07,
          market value $3,209,068)               3,189,000            3,189,000
                                                                    ___________
Total Repurchase Agreements

     (cost $14,865,000)                                              14,865,000
                                                                    ___________

                                                Principal           Market
                                                 Amount             Value
________________________________________________________________________________

Repurchase Agreement (continued)
________________________________________________________________________________

Total Market Value of Securities Before
     Securities Lending Collateral - 99.68%

     (cost $319,771,331)                                         $434,820,899
                                                                 ____________
________________________________________________________________________________

Securities Lending Collateral** - 10.83%
________________________________________________________________________________

Short-Term Investments - 10.83%
     Fixed Rate Notes - 3.19%
     Citigroup Global Markets
          5.31% 11/1/06                        $   241,177            241,177
          5.32% 11/1/06                         10,885,325         10,885,325
     Credit Suisse First Boston
          5.29% 12/13/06                         1,606,669          1,606,669
     UBS Securities 5.42% 11/1/06                  624,287            624,287
     Union Bank of Switzerland
          5.28% 11/30/06                           573,810            573,810
                                                                 ____________

                                                                   13,931,268
                                                                 ____________

     Variable Rate Notes - 7.64%
     American Honda Finance
          5.14% 2/21/07                          1,032,858          1,032,858
     ANZ National 5.30% 11/30/07                   229,524            229,524
     Australia New Zealand
          5.32% 11/30/07                         1,147,620          1,147,620
     Bank of America 5.32% 2/23/07               1,491,907          1,491,907
     Bank of New York 5.31% 11/30/07               918,096            918,096
     Barclays New York 5.31% 5/18/07             1,491,907          1,491,907
     Bayerische Landesbank 5.37% 11/30/07        1,147,620          1,147,620
     Bear Stearns 5.38% 4/30/07                  1,377,145          1,377,145
     BNP Paribas 5.36% 11/30/07                  1,147,621          1,147,621
     Canadian Imperial Bank
          5.30% 11/30/07                           573,810            573,810
          5.32% 11/22/06                         1,147,621          1,147,621
     CDC Financial Products
          5.36% 10/31/06                         1,491,907          1,491,907
     Citigroup Global Markets
          5.38% 11/07/06                         1,491,907          1,491,907
     Commonwealth Bank
          5.32% 11/30/07                         1,147,621          1,147,621
     Deutsche Bank London
          5.34% 2/23/07                          1,377,145          1,377,145
     Dexia Bank 5.33% 9/28/07                    1,606,640          1,606,354
     Goldman Sachs 5.45% 10/31/07                1,491,907          1,491,907
     Marshall & Ilsley Bank
          5.30% 11/30/07                         1,262,383          1,262,383
     Merrill Lynch Mortgage Capital
          5.41% 11/6/06                          1,032,858          1,032,858
     Morgan Stanley 5.49% 11/30/07               1,491,907          1,491,907
     National Australia Bank
          5.29% 3/7/07                           1,423,049          1,423,049
     National City Bank 5.32% 3/2/07             1,377,224          1,377,395
     National Rural Utilities
          5.31% 11/30/07                         1,813,240          1,813,240
     Nordea Bank New York
          5.31% 5/16/07                            573,789            573,789
     Nordea Bank Norge
          5.33% 11/30/07                         1,147,652          1,147,621
     Royal Bank of Scotland
          5.31% 11/30/07                         1,147,620          1,147,620
     Societe Generale 5.29% 11/30/07               573,810            573,810
     Wells Fargo 5.33% 11/30/07                  1,147,620          1,147,620
                                                                 ____________

                                                                   33,303,862
                                                                 ____________

     Total Securities Lending
          Collateral (cost $47,235,130)                            47,235,130
                                                                 ____________

Total Market Value of Securities - 110.51%

     (cost $367,006,461)                                          482,056,029 !

Obligation to Return Securities Lending
     Collateral** - (10.83%)                                      (47,235,130)

Receivables and Other Assets Net of
     Liabilities - 0.32%                                            1,441,549
                                                                 ____________

Net Assets Applicable to 18,045,344
     Shares Outstanding - 100.00%                                $436,262,448
                                                                 ____________

     Net Asset Value - Delaware REIT Fund Class A
          ($231,367,189 / 9,567,218 Shares)                            $24.18
                                                                       ______

     Net Asset Value - Delaware REIT Fund Class B
          ($71,205,888 / 2,948,605 Shares)                             $24.15
                                                                       ______

     Net Asset Value - Delaware REIT Fund Class C
          ($71,613,831 / 2,964,838 Shares)                             $24.15
                                                                       ______

     Net Asset Value - Delaware REIT Fund Class R
          ($7,106,816 / 293,926 Shares)                                $24.18
                                                                       ______

     Net Asset Value - Delaware REIT Fund Institutional
          Class ($32,166,354 / 1,328,613 Shares)                       $24.21
                                                                       ______

     Net Asset Value - Delaware REIT Fund The Real
          Estate Investment Trust Portfolio Class
          ($22,802,370 / 942,144 Shares)                               $24.20
                                                                       ______

Components of Net Assets at October 31, 2006:

Shares of beneficial interest
     (unlimited authorization - no par)                          $205,757,265
Accumulated net realized gain on investments                      115,455,615
Net unrealized appreciation of investments                        115,049,568
                                                                 ____________

Total net assets                                                 $436,262,448
                                                                 ____________

 + Non-income producing security for the year ended October 31, 2006.
 * Fully or partially on loan.
** See Note 7 in "Notes to Financial Statements."
 ! Includes $46,436,829 of securities loaned.

REIT - Real Estate Investment Trust

Net Asset Value and Offering Price Per Share -
     Delaware REIT Fund

Net asset value Class A (A)                                            $24.18
Sales charge (5.75% of offering price) (B)                               1.48
                                                                       ______

Offering price                                                         $25.66
                                                                       ______

(A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of operations


Delaware REIT Fund

Year Ended October 31, 2006


Investment Income:

     Dividends                                                                                       $13,062,207
     Interest                                                                                            363,328
     Securities lending income                                                                            69,978       $ 13,495,513
                                                                                                     ___________       ____________

Expenses:

     Management fees                                                                                   3,380,518
     Distribution expenses - Class A                                                                     731,046
     Distribution expenses - Class B                                                                     701,884
     Distribution expenses - Class C                                                                     704,527
     Distribution expenses - Class R                                                                      31,072
     Dividend disbursing and transfer agent fees and expenses                                          1,071,185
     Accounting and administration expenses                                                              180,309
     Reports and statements to shareholders                                                               68,011
     Custodian fees                                                                                       48,320
     Trustees' fees and benefits                                                                          46,099
     Legal fees                                                                                           37,062
     Registration fees                                                                                    37,015
     Audit and tax                                                                                        28,194
     Consulting fees                                                                                      13,494
     Insurance fees                                                                                        8,485
     Taxes (other than taxes on income)                                                                    7,664
     Dues and services                                                                                     4,487
     Pricing fees                                                                                          2,704
     Trustee's expenses                                                                                    1,390          7,103,466
                                                                                                     ___________

     Less waived distribution expenses - Class A                                                                           (121,841)
     Less waived distribution expenses - Class R                                                                             (5,179)
     Less expense paid indirectly                                                                                            (1,811)
                                                                                                                       ____________

     Total expenses                                                                                                       6,974,635
                                                                                                                       ____________

Net Investment Income                                                                                                     6,520,878
                                                                                                                       ____________

Net Realized and Unrealized Gain on Investments:

     Net realized gain on investments                                                                                   120,378,871
     Net change in unrealized appreciation/depreciation of investments                                                    1,870,213
                                                                                                                       ____________

Net Realized and Unrealized Gain on Investments                                                                         122,249,084
                                                                                                                       ____________

Net Increase in Net Assets Resulting from Operations                                                                   $128,769,962
                                                                                                                       ____________


See accompanying notes

Statements of changes in net assets


Delaware REIT Fund


                                                                                                                Year Ended

                                                                                                          10/31/06       10/31/05
Increase (Decrease) in Net Assets from Operations:

     Net investment income                                                                             $   6,520,878  $  10,749,159
     Net realized gain on investments                                                                    120,378,871     64,791,237
     Net change in unrealized appreciation/depreciation of investments                                     1,870,213     (9,221,739)
                                                                                                       _____________  _____________

     Net increase in net assets resulting from operations                                                128,769,962     66,318,657
                                                                                                       _____________  _____________

Dividends and Distributions to shareholders from:

     Net investment income:
          Class A                                                                                         (5,160,519)    (6,506,485)
          Class B                                                                                           (971,081)    (1,032,895)
          Class C                                                                                           (973,132)      (952,025)
          Class R                                                                                            (94,702)       (54,462)
          Institutional Class                                                                               (929,378)    (1,340,254)
          The Real Estate Investment Trust Portfolio Class                                                  (505,048)      (529,200)

     Net realized gain on investments:
          Class A                                                                                        (35,742,262)   (27,290,308)
          Class B                                                                                         (9,854,981)    (7,326,143)
          Class C                                                                                         (9,687,807)    (6,436,263)
          Class R                                                                                           (596,265)      (196,038)
          Institutional Class                                                                             (6,239,476)    (4,782,224)
          The Real Estate Investment Trust Portfolio Class                                                (2,947,600)    (2,510,415)
                                                                                                       _____________  _____________

                                                                                                         (73,702,251)   (58,956,712)
                                                                                                       _____________  _____________

Capital Share Transactions:

     Proceeds from shares sold:
          Class A                                                                                         45,981,073     88,280,143
          Class B                                                                                          2,121,641      5,452,609
          Class C                                                                                          6,025,471     12,458,380
          Class R                                                                                          3,733,832      2,857,831
          Institutional Class                                                                             12,618,691     20,490,886
          The Real Estate Investment Trust Portfolio Class                                                         -              -

     Net asset value of shares issued upon reinvestment of dividends and distributions:
          Class A                                                                                         37,810,490     29,069,640
          Class B                                                                                          9,244,077      6,855,152
          Class C                                                                                          9,734,354      6,678,605
          Class R                                                                                            690,917        250,400
          Institutional Class                                                                              6,377,222      5,702,487
          The Real Estate Investment Trust Portfolio Class                                                 3,452,648      2,284,113
                                                                                                       _____________  _____________

                                                                                                         137,790,416    180,380,246
                                                                                                       _____________  _____________

     Cost of shares repurchased:
          Class A                                                                                       (166,562,209)  (144,286,613)
          Class B                                                                                        (22,076,904)   (25,252,620)
          Class C                                                                                        (24,179,678)   (22,080,210)
          Class R                                                                                         (2,301,011)    (1,043,553)
          Institutional Class                                                                            (49,884,336)   (22,300,757)
          The Real Estate Investment Trust Portfolio Class                                                (4,500,000)   (10,827,371)
                                                                                                       _____________  _____________

                                                                                                        (269,504,138)  (225,791,124)
                                                                                                       _____________  _____________

Decrease in net assets derived from capital share transactions                                          (131,713,722)   (45,410,878)
                                                                                                       _____________  _____________

Net Decrease in Net Assets                                                                               (76,646,011)   (38,048,933)

Net Assets:

     Beginning of year                                                                                   512,908,459    550,957,392
                                                                                                       _____________  _____________

     End of year (including undistributed net investment income of $0.00 and $8,259,590, respectively) $ 436,262,448  $ 512,908,459
                                                                                                       _____________  _____________


See accompanying notes

Financial highlights


Delaware REIT Fund Class A


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                     10/31/06      10/31/05     10/31/04     10/31/03      10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $21.390       $21.140      $17.400      $14.170       $14.270

Income from investment operations:

Net investment income (1)                                               0.351         0.441        0.445        0.617         0.517
Net realized and unrealized gain on investments                         5.910         2.101        4.333        3.531         0.399
                                                                      _______       _______      _______      _______       _______

Total from investment operations                                        6.261         2.542        4.778        4.148         0.916
                                                                      _______       _______      _______      _______       _______

Less dividends and distributions from:

Net investment income                                                  (0.460)       (0.435)      (0.544)      (0.566)       (0.593)
Net realized gain on investments                                       (3.011)       (1.857)      (0.494)      (0.352)       (0.423)
                                                                      _______       _______      _______      _______       _______

Total dividends and distributions                                      (3.471)       (2.292)      (1.038)      (0.918)       (1.016)
                                                                      _______       _______      _______      _______       _______

Net asset value, end of period                                        $24.180       $21.390      $21.140      $17.400       $14.170
                                                                      _______       _______      _______      _______       _______

Total return (2)                                                       33.45%        12.27%       28.43%       30.59%         6.17%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $231,367      $285,579     $308,100     $253,995      $163,432
Ratio of expenses to average net assets                                 1.34%         1.34%        1.40%        1.40%         1.38%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.39%         1.39%        1.58%        1.59%         1.38%
Ratio of net investment income to average net assets                    1.65%         2.07%        2.35%        4.06%         3.39%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           1.60%         2.02%        2.17%        3.87%         3.39%
Portfolio turnover                                                        60%           37%          43%          48%           65%
____________________________________________________________________________________________________________________________________

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware REIT Fund Class B


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                     10/31/06      10/31/05     10/31/04     10/31/03      10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $21.360       $21.120      $17.380      $14.170       $14.260

Income from investment operations:

Net investment income (1)                                               0.191         0.281        0.302        0.502         0.404
Net realized and unrealized gain on investments                         5.911         2.089        4.338        3.518         0.402
                                                                      _______       _______      _______      _______       _______

Total from investment operations                                        6.102         2.370        4.640        4.020         0.806
                                                                      _______       _______      _______      _______       _______


Less dividends and distributions from:

Net investment income                                                  (0.301)       (0.273)      (0.406)      (0.458)       (0.473)
Net realized gain on investments                                       (3.011)       (1.857)      (0.494)      (0.352)       (0.423)
                                                                      _______       _______      _______      _______       _______

Total dividends and distributions                                      (3.312)       (2.130)      (0.900)      (0.810)       (0.896)
                                                                      _______       _______      _______      _______       _______


Net asset value, end of period                                        $24.150       $21.360      $21.120      $17.380       $14.170
                                                                      _______       _______      _______      _______       _______


Total return (2)                                                       32.50%        11.39%       27.54%       29.53%         5.43%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $71,206       $72,917      $85,009      $72,331       $57,824
Ratio of expenses to average net assets                                 2.09%         2.09%        2.15%        2.15%         2.13%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           2.09%         2.09%        2.28%        2.30%         2.13%
Ratio of net investment income to average net assets                    0.90%         1.32%        1.60%        3.31%         2.64%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           0.90%         1.32%        1.47%        3.16%         2.64%
Portfolio turnover                                                        60%           37%          43%          48%           65%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

                                                                  (continues) 13

Financial highlights


Delaware REIT Fund Class C


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                     10/31/06      10/31/05     10/31/04     10/31/03      10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $21.370       $21.120      $17.380      $14.170       $14.260

Income from investment operations:

Net investment income (1)                                               0.191         0.281        0.302        0.502         0.404
Net realized and unrealized gain on investments                         5.901         2.099        4.338        3.518         0.402
                                                                      _______       _______      _______      _______       _______

Total from investment operations                                        6.092         2.380        4.640        4.020         0.806
                                                                      _______       _______      _______      _______       _______


Less dividends and distributions from:

Net investment income                                                  (0.301)       (0.273)      (0.406)      (0.458)       (0.473)
Net realized gain on investments                                       (3.011)       (1.857)      (0.494)      (0.352)       (0.423)
                                                                      _______       _______      _______      _______       _______

Total dividends and distributions                                      (3.312)       (2.130)      (0.900)      (0.810)       (0.896)
                                                                      _______       _______      _______      _______       _______


Net asset value, end of period                                        $24.150       $21.370      $21.120      $17.380       $14.170
                                                                      _______       _______      _______      _______       _______


Total return (2)                                                       32.43%        11.44%       27.54%       29.53%         5.43%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $71,614       $70,860      $73,040      $58,206       $38,581
Ratio of expenses to average net assets                                 2.09%         2.09%        2.15%        2.15%         2.13%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           2.09%         2.09%        2.28%        2.30%         2.13%
Ratio of net investment income to average net assets                    0.90%         1.32%        1.60%        3.31%         2.64%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           0.90%         1.32%        1.47%        3.16%         2.64%
Portfolio turnover                                                        60%           37%          43%          48%           65%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware REIT Fund Class R


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                  Year Ended                6/02/03 (1)
                                                                     ___________________________________        to

                                                                     10/31/06      10/31/05     10/31/04     10/31/03
_______________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $21.390       $21.130      $17.400      $15.620

Income from investment operations:

Net investment income (2)                                               0.297         0.373        0.377        0.331
Net realized and unrealized gain on investments                         5.913         2.097        4.341        1.683
                                                                      _______       _______      _______      _______

Total from investment operations                                        6.210         2.470        4.718        2.014
                                                                      _______       _______      _______      _______


Less dividends and distributions from:

Net investment income                                                  (0.409)       (0.353)      (0.494)      (0.234)
Net realized gain on investments                                       (3.011)       (1.857)      (0.494)           -
                                                                      _______       _______      _______      _______

Total dividends and distributions                                      (3.420)       (2.210)      (0.988)      (0.234)
                                                                      _______       _______      _______      _______


Net asset value, end of period                                        $24.180       $21.390      $21.130      $17.400
                                                                      _______       _______      _______      _______


Total return (3)                                                       33.13%        11.90%       28.04%       13.02%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                $7,107        $4,168       $2,035         $353
Ratio of expenses to average net assets                                 1.59%         1.66%        1.75%        1.75%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.69%         1.69%        1.88%        1.98%
Ratio of net investment income to average net assets                    1.40%         1.75%        2.00%        4.75%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           1.30%         1.72%        1.87%        4.52%
Portfolio turnover                                                        60%           37%          43%          48%
_______________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes


                                                                  (continues) 15

Financial highlights


Delaware REIT Fund Institutional Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                     10/31/06      10/31/05     10/31/04     10/31/03      10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $21.410       $21.150      $17.410      $14.190       $14.280

Income from investment operations:

Net investment income (1)                                               0.404         0.494        0.492        0.656         0.555
Net realized and unrealized gain on investments                         5.923         2.101        4.341        3.520         0.412
                                                                      _______       _______      _______      _______       _______

Total from investment operations                                        6.327         2.595        4.833        4.176         0.967
                                                                      _______       _______      _______      _______       _______


Less dividends and distributions from:

Net investment income                                                  (0.516)       (0.478)      (0.599)      (0.604)       (0.634)
Net realized gain on investments                                       (3.011)       (1.857)      (0.494)      (0.352)       (0.423)
                                                                      _______       _______      _______      _______       _______

Total dividends and distributions                                      (3.527)       (2.335)      (1.093)      (0.956)       (1.057)
                                                                      _______       _______      _______      _______       _______


Net asset value, end of period                                        $24.210       $21.410      $21.150      $17.410       $14.190
                                                                      _______       _______      _______      _______       _______


Total return (2)                                                       33.81%        12.54%       28.78%       30.80%         6.52%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $32,166       $58,428      $53,261      $28,782        $8,850
Ratio of expenses to average net assets                                 1.09%         1.09%        1.15%        1.15%         1.13%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.09%         1.09%        1.28%        1.30%         1.13%
Ratio of net investment income to average net assets                    1.90%         2.32%        2.60%        4.31%         3.64%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           1.90%         2.32%        2.47%        4.16%         3.64%
Portfolio turnover                                                        60%           37%          43%          48%           65%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Delaware REIT Fund The Real Estate Investment Trust Portfolio Class


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                               Year Ended
                                                                     _______________________________________________________________

                                                                     10/31/06      10/31/05     10/31/04     10/31/03      10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                  $21.410       $21.150      $17.410      $14.180       $14.280

Income from investment operations:

Net investment income (1)                                               0.404         0.494        0.492        0.656         0.555
Net realized and unrealized gain on investments                         5.913         2.101        4.341        3.530         0.402
                                                                      _______       _______      _______      _______       _______

Total from investment operations                                        6.317         2.595        4.833        4.186         0.957
                                                                      _______       _______      _______      _______       _______

Less dividends and distributions from:

Net investment income                                                  (0.516)       (0.478)      (0.599)      (0.604)       (0.634)
Net realized gain on investments                                       (3.011)       (1.857)      (0.494)      (0.352)       (0.423)
                                                                      _______       _______      _______      _______       _______

Total dividends and distributions                                      (3.527)       (2.335)      (1.093)      (0.956)       (1.057)
                                                                      _______       _______      _______      _______       _______

Net asset value, end of period                                        $24.200       $21.410      $21.150      $17.410       $14.180
                                                                      _______       _______      _______      _______       _______

Total return (2)                                                       33.77%        12.54%       28.78%       30.90%         6.45%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                               $22,802      $20,956       $29,512      $26,620       $19,144
Ratio of expenses to average net assets                                 1.09%         1.09%        1.15%        1.15%         1.13%
Ratio of expenses to average net assets
     prior to expense limitation and expenses paid indirectly           1.09%         1.09%        1.28%        1.30%         1.13%
Ratio of net investment income to average net assets                    1.90%         2.32%        2.60%        4.31%         3.64%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly           1.90%         2.32%        2.47%        4.16%         3.64%
Portfolio turnover                                                        60%           37%          43%          48%           65%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Notes to financial statements


Delaware REIT Fund

October 31, 2006


The Real Estate Investment Trust Portfolio (the "Delaware REIT Fund" or, the "Fund") is a series of Delaware Pooled Trust (the "Trust"), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A purchases of $1,000,000 or more will incur a contingent deferred sales charge of up to 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R, Institutional Class and The Real Estate Investment Trust Portfolio Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors. This report contains information relating only to the Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The investment objective of the Fund is to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Fund's tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund's financial statements.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $38,891 for the year ended October 31, 2006. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund's average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to limit distribution and service fees through February 28, 2007 in order to prevent distribution and service fees of Class A and Class R shares from exceeding 0.25% and 0.50%, respectively, of average daily net assets. Institutional Class and the Real Estate Investment Trust Portfolio Class shares pay no distribution and service expenses.

At October 31, 2006, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $272,979
Dividend disbursing, transfer agent, accounting
     and administration fees and other expenses
     payable to DSC                                                       69,192
Distribution fee payable to DDLP                                         170,803
Other expenses payable to DMC and affiliates*                             12,979

* DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates employees. For the year ended October 31, 2006, the Fund was charged $21,142 for internal legal and tax services provided by DMC and/or its affiliates employees.

For the year ended October 31, 2006, DDLP earned $36,548 for commissions on sales of the Fund's Class A shares. For the year ended October 31, 2006, DDLP received gross contingent deferred sales charge commissions of $2,723, $106,827 and $5,732 on redemption of the Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees' Fees and Benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payment of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits will be made in 2007 to those independent trustees and retired independent trustees so entitled. The retirement benefit payout for the Fund is $52,910. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended October 31, 2006, the Fund made purchases of $267,553,419 and sales of $471,846,938 of investment securities other than short-term investments.

At October 31, 2006, the cost of investments for federal income tax purposes was $367,033,308. At October 31, 2006, the net unrealized appreciation was $115,022,721 of which $115,064,032 related to unrealized appreciation of investments and $41,311 related to unrealized depreciation of investments.


                                                              (continues)     19

Notes to financial statements

Delaware REIT Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                        Year Ended
                                                 10/31/06          10/31/05

Ordinary income                                $ 9,498,269        $10,415,321
Long-term capital gain                          64,203,982         48,541,391
                                               ___________        ___________

Total                                          $73,702,251        $58,956,712
                                               ___________        ___________

As of October 31, 2006, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                    $205,757,265
Undistributed ordinary income                                       7,806,985
Undistributed long-term capital gain                              107,675,477
Unrealized appreciation of investments                            115,022,721
                                                                 ____________

Net assets                                                       $436,262,448
                                                                 ____________

The undistributed earnings for the Delaware REIT Fund are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.

The difference between book basis and tax basis components of net assets are primarily attributable to tax deferred losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of Real Estate Investment Trust dividends. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2006, the Fund recorded the following reclassificaitons:

Undistributed net investment income                               ($6,146,608)
Accumulated net realized gain (loss)                                 (410,511)
Unrealized appreciation on investments*                             6,557,119

* Adjustment to cost basis of securities.

5. Capital Shares

Transactions in capital shares were as follows:

                                                            Year Ended
                                                  10/31/06           10/31/05
Shares sold:

     Class A                                     2,162,639          4,162,073
     Class B                                        99,791            257,805
     Class C                                       285,368            587,709
     Class R                                       173,379            135,351
     Institutional Class                           594,844            969,771
     The Real Estate Investment
          Trust Portfolio Class                          -                  -

Shares issued upon reinvestment of
     dividends and distributions:

     Class A                                     1,943,414          1,371,540
     Class B                                       476,207            323,266
     Class C                                       501,142            314,919
     Class R                                        35,426             11,807
     Institutional Class                           327,518            268,974
     The Real Estate Investment
          Trust Portfolio Class                    177,063            107,787
                                              ____________        ___________

                                                 6,776,791          8,511,002
                                              ____________        ___________
Shares repurchased:

     Class A                                    (7,889,649)        (6,755,726)
     Class B                                    (1,040,410)        (1,193,604)
     Class C                                    (1,137,734)        (1,044,746)
     Class R                                      (109,773)           (48,584)
     Institutional Class                        (2,322,342)        (1,027,998)
     The Real Estate Investment
          Trust Portfolio Class                   (213,863)          (524,358)
                                              ____________        ___________

                                              (12,713,771)        (10,595,016)
                                              ____________        ___________

Net decrease                                    (5,936,980)        (2,084,014)
                                              ____________        ___________

For the year ended October 31, 2006 and 2005, 164,232 Class B shares were converted to 163,903 Class A shares valued at $3,546,587 and 30,711 Class B shares were converted to 30,650 Class A shares valued at $672,659, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments(R)
Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Particpant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of October 31, 2006, or at any time during the year then ended.

7. Securities Lending

The Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At October 31, 2006, the market value of the securities on loan was $46,436,829, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At October 31, 2006, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2006, the Fund designates dividends and distributions paid during the year as follows:

    (A)                          (B)
 Long-Term                    Ordinary
Capital Gain                   Income                 Total
Distributions               Distributions          Distributions
(Tax Basis)                  (Tax Basis)            (Tax Basis)
____________                _____________          _____________

    87%                          13%                    100%

(A) and (B) are based on a percentage of the Fund's total distributions.

Report of independent
registered public accounting firm


To the Shareholders and Board of Trustees
Delaware Pooled Trust - The Real Estate Investment
Trust Portfolio

We have audited the accompanying statement of net assets of The Real Estate Investment Trust Portfolio (one of the series constituting the Delaware Pooled Trust) (the "Fund") as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio of Delaware Pooled Trust at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 11, 2006

Other Fund information


Delaware REIT Fund


Board Consideration of Delaware REIT Fund Investment Advisory Agreement


At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware REIT Fund (the "Fund"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Fund performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared the Fund's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Fund policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments Family of Funds, and Chairman and Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

Nature, Extent And Quality of Service. Consideration was given to the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board meetings covering matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Fund's investment advisor and management's efforts to strengthen and deepen portfolio management teams during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Fund shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Fund shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between the same class of shares of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the privilege to combine holdings in other funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board considered the investment performance of DMC and the Fund. The Board was pleased with DMC's investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one, three, five and 10 year periods ended January 31, 2006. The Board noted its objective that the Fund's performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board's view of such performance.

The Performance Universe for the Fund consisted of the Fund and all real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for the one, three and five year periods was in the fourth quartile of such Performance Universe. The report further showed that the Fund's total return for the 10 year period was in the first quartile. The Board noted that the Fund's performance results were not in line with the Board's stated objective. The Board also noted discussions with management concerning the recent hire of a new lead portfolio manager for the Fund. The Board was satisfied that management was taking effective action to improve Fund performance and meet the Board's performance objective.


                                                              (continues)     23

Other Fund information


Delaware REIT Fund


Board Consideration of Delaware REIT Fund Investment Advisory Agreement (continued)

Comparative Expenses. The Board considered expense data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of the Fund and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, the Fund's contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. The Fund's total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and compared total expenses including 12b-1 and non-12b-1 service fees. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit the Fund's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board's view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund's management fee, but noted that the Fund's total expenses were not in line with the Board's objective. In evaluating the total expenses, the Board considered recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Fund's total expense ratio and bring it in line with the Board's objective.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Fund and the Delaware Investments Family of Funds required negotiation of reduction of fees.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. At that time, Delaware Investments introduced breakpoints to account for management economies of scale. The Board noted that the fee under the Fund's management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

                                                                                                  Number of
                                                                                              Portfolios in Fund         Other
       Name,                                                                                   Complex Overseen     Directorships
      Address,           Position(s)            Length of           Principal Occupation(s)       by Trustee           Held by
   and Birth Date     Held with Fund(s)        Time Served            During Past 5 Years         or Officer      Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne (1)     Chairman,        Chairman and Trustee   Patrick P. Coyne has served in      83                 None
2005 Market Street        President,      since August 16, 2006    various executive capacities
  Philadelphia, PA      Chief Executive                               at different times at
     19103              Officer, and          President and         Delaware Investments. (2)
                           Trustee        Chief Executive Officer
   April 14, 1963                          since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett        Trustee                 Since                Private Investor -             83                 None
2005 Market Street                              March 2005            (March 2004-Present)
 Philadelphia, PA
     19103                                                              Investment Manager -
                                                                       Morgan Stanley & Co.
  October 4, 1947                                                   (January 1984-March 2004)
____________________________________________________________________________________________________________________________________

   John A. Fry            Trustee                 Since                    President -                83               Director -
2005 Market Street                             January 2001         Franklin & Marshall College                     Community Health
  Philadelphia, PA                                                      (June 2002-Present)                              Systems
     19103
                                                                      Executive Vice President -                        Director -
   May 28, 1960                                                      University of Pennsylvania                       Allied Barton
                                                                       (April 1995-June 2002)                      Security Holdings
____________________________________________________________________________________________________________________________________

  Anthony D. Knerr        Trustee                 Since          Founder and Managing Director -      83                 None
2005 Market Street                              April 1990          Anthony Knerr & Associates
 Philadelphia, PA                                                     (Strategic Consulting)
     19103                                                                (1990-Present)

 December 7, 1938
____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth      Trustee                 Since             Chief Investment Officer -        83                 None
2005 Market Street                              March 2005                Assurant, Inc.
  Philadelphia, PA                                                         (Insurance)
     19103                                                                 (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________

  Ann R. Leven            Trustee                 Since                        Owner -                83            Director and
2005 Market Street                            September 1989               ARL Associates,                         Audit Committee
 Philadelphia, PA                                                     Strategic Financial Planning                Chairperson - Andy
     19103                                                                 Consulting Firm                        Warhol Foundation
                                                                           (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
     Name,                                                                                      Complex Overseen    Directorships
    Address,             Position(s)           Length of             Principal Occupation(s)       by Trustee          Held by
 and Birth Date       Held with Fund(s)       Time Served              During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

Thomas F. Madison          Trustee               Since                 President and Chief             83             Director -
2005 Market Street                              May 1999               Executive Officer -                          Banner Health
 Philadelphia, PA                                                      MLM Partners, Inc.
      19103                                                        (Small Business Investing                          Director -
                                                                         and Consulting)                          CenterPoint Energy
February 25, 1936                                                    (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                        Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans          Trustee               Since                    Vice President               83                None
2005 Market Street                             April 1999             (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
      19103                                                           (January 2006-Present)
                                                                          3M Corporation
  July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

J. Richard Zecher          Trustee               Since                        Founder -                83         Director and Audit
2005 Market Street                             March 2005               Investor Analytics                        Committee Member -
 Philadelphia, PA                                                        (Risk Management)                        Investor Analytics
      19103                                                             (May 1999-Present)
                                                                                                                  Director and Audit
  July 3, 1940                                                                Founder -                           Committee Member -
                                                                      Sutton Asset Management                        Oxigene, Inc.
                                                                           (Hedge Fund)
                                                                      (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

   David F. Connor     Vice President,    Vice President since     David F. Connor has served as       83                None (3)
 2005 Market Street    Deputy General      September 21, 2000        Vice President and Deputy
  Philadelphia, PA         Counsel,           and Secretary             General Counsel of
        19103           and Secretary             since                Delaware Investments
                                               October 2005                since 2000.

  December 2, 1963
____________________________________________________________________________________________________________________________________

  David P. O'Connor      Senior Vice      Senior Vice President, David P. O'Connor has served in       83                None (3)
 2005 Market Street       President,       General Counsel, and    various executive and legal
  Philadelphia, PA     General Counsel,     Chief Legal Officer   capacities at different times
       19103              and Chief               since              at Delaware Investments.
                        Legal Officer           October 2005

  February 21, 1966
____________________________________________________________________________________________________________________________________

  John J. O'Connor         Senior               Treasurer         John J. O'Connor has served in       83                None (3)
 2005 Market Street     Vice President            since             various executive capacities
  Philadelphia, PA      and Treasurer         February 2005             at different times at
       19103                                                             Delaware Investments.

   June 16, 1957

____________________________________________________________________________________________________________________________________

    Richard Salus          Senior            Chief Financial        Richard Salus has served in        83                None (3)
 2005 Market Street     Vice President        Officer since         various executive capacities
 Philadelphia, PA            and             November 1, 2006           at different times at
       19103           Chief Financial                                   Delaware Investments.
                           Officer

  October 4, 1963
____________________________________________________________________________________________________________________________________

(1) Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s')
    investment advisor, principal underwriter, and its transfer agent.

(3) David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
    John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware REIT Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees


Patrick P. Coyne

Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett

Private Investor
Rosemont, PA

John A. Fry

President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr

Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth

Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven

Owner - ARL Associates,
Strategic Financial Planning
Consulting Firm
Washington, DC

Thomas F. Madison

President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans

Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher

Founder
Investor Analytics
Scottsdale, AZ


Affiliated officers


David F. Connor

Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O'Connor

Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O'Connor

Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus

Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor

Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent

Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders

800 523-1918

For securities dealers and financial
institutions representatives only

800 362-7500

Web site

www.delawareinvestments.com



Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.

Get shareholder reports and prospectuses online instead of in the mail.

> Visit www.delawareinvestments.com/edelivery

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments(R) secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

o Hassle-free investing - Make online purchases and redemptions at any time.

o Simplified tax processing - Automatically retrieve your Delaware Investments accounts' 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax(R) Online(SM) and Desktop software - www.turbotax.com.

o Less mail clutter - Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.


[DELAWARE INVESTMENTS LOGO]










(1135)                                                        Printed in the USA
AR-095 [10/06] CGI 12/06                                   MF-06-11-065  PO11433

                              Delaware Pooled Trust
                              Annual report 2006

                                                     U.S. Equities

                              The Large-Cap Value Equity Portfolio
                               The All-Cap Growth Equity Portfolio
                             The Large-Cap Growth Equity Portfolio
                               The Mid-Cap Growth Equity Portfolio
                             The Small-Cap Growth Equity Portfolio
                        The Focus Smid-Cap Growth Equity Portfolio
              (formerly, The Small-Cap Growth II Equity Portfolio)
                              The Smid-Cap Growth Equity Portfolio
                     The Real Estate Investment Trust Portfolio II

                                                 U.S. Fixed Income

                           The Intermediate Fixed Income Portfolio
                             The Core Focus Fixed Income Portfolio
                                     The High-Yield Bond Portfolio
                              The Core Plus Fixed Income Portfolio

                                            International Equities

                                The International Equity Portfolio
                   The Labor Select International Equity Portfolio
                                    The Emerging Markets Portfolio

                                        International Fixed Income

                                 The Global Fixed Income Portfolio
                          The International Fixed Income Portfolio



                                                     [DELAWARE INVESTMENTS LOGO]

Contents

Portfolio Objectives ..........................................................2
The Large-Cap Value Equity Portfolio ..........................................4
The All-Cap Growth Equity Portfolio ...........................................6
The Large-Cap Growth Equity Portfolio .........................................8
The Mid-Cap Growth Equity Portfolio ..........................................10
The Small-Cap Growth Equity Portfolio ........................................12
The Focus Smid-Cap Growth Equity Portfolio ...................................15
The Smid-Cap Growth Equity Portfolio .........................................17
The Real Estate Investment Trust Portfolio II ................................19
The Intermediate Fixed Income Portfolio ......................................21
The Core Focus Fixed Income Portfolio ........................................23
The High-Yield Bond Portfolio ................................................25
The Core Plus Fixed Income Portfolio .........................................27
The International Equity Portfolio ...........................................29
The Labor Select International Equity Portfolio ..............................31
The Emerging Markets Portfolio ...............................................33
The Global Fixed Income Portfolio ............................................35
The International Fixed Income Portfolio .....................................37
Portfolio Manager Biographies ................................................39
Disclosure of Portfolio Expenses .............................................47
Sector Allocations ...........................................................48
Financial Statements .........................................................65
Notes to Financial Statements ...............................................163
Report of Independent Registered Public
     Accounting Firm ........................................................177
Other Portfolio Information .................................................178


Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers primarily no-load, open-end equity and fixed income mutual funds to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of September 30, 2006, Delaware Investments managed more than $150 billion on behalf of individuals and institutions. The breadth and sophistication of services offered by Delaware Investments enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters. Delaware Investments provides equity and fixed income portfolio management, as well as balanced portfolios, retirement plans, and related non-discretionary trust services.

Delaware Management Company, a series of Philadelphia-based Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for International Equity, Labor Select International Equity, Emerging Markets, Global Fixed Income, and International Fixed Income Portfolios.

Shareholder Services

Delaware Investments provides its Delaware Pooled Trust shareholders with annual and semiannual reports, monthly account reports, in-person reviews of account developments (as appropriate), and other communications.

Shareholders who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call the toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

The views expressed are current as of the date of this report and are subject to change.


                                   2006 Annual Report o Delaware Pooled Trust  1

(C)2006 Delaware Distributors, L.P.

Portfolio Objectives


The Large-Cap Value Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in securities of large-capitalization companies. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio primarily invests in common stocks of companies that we believe have long-term capital appreciation potential and are expected to growth faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. The Portfolio invests primarily in the equity securities of medium-sized companies that we believe present, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies we believe have potential for high earnings growth. For purposes of this Portfolio, we consider small-capitalization companies to be those that generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or Nasdaq (at the time of purchase).

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy.

The Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those whose market capitalizations fall within the Russell 2000 Growth Index at the time of the Portfolio's investment and mid-cap companies to be those whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Portfolio's investment.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in securities of companies principally engaged in the real estate industry. The Real Estate Investment Trust Portfolio is closed to new investors.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The Core Focus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio will invest primarily in a diversified portfolio of investment-grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds that may be rated BB or lower by Standard & Poor's Rating Group (S&P) or similarly rated by another nationally recognized statistical ratings organization (NRSRO);
(2) securities issued or guaranteed by the U.S. government, or its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, or rated P-1 or P-2 by Moody's, or that may be unrated but considered to be of comparable quality.


2  Delaware Pooled Trust o 2006 Annual Report

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment-grade securities, U.S. high yield securities, and international bonds.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income from outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income from outside of the United States and which, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ.

In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio, an international fund, generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from emerging countries. The Emerging Markets Portfolio is closed to new investors.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. The Global Fixed Income Portfolio is closed to new investors.

The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized in, have a majority of their assets in, or derive most of their operating income from outside of the United States. The International Fixed Income Portfolio is closed to new investors.

Investing in emerging markets can be riskier than investing in well-established foreign markets.

Foreign investments are subject to risks not ordinarily associated with domestic investments, such as currency, economic and political risks, and different accounting standards.

High-yielding, non-investment-grade bonds involve higher risk than investment-grade bonds. Adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

Portfolios that invest in REITs are subject to many of the risks associated with direct real estate ownership and, as such, may be adversely affected by declines in real estate values, and general and local economic conditions.

Portfolios that invest in small- and/or mid-size company stocks typically involve greater risk, particularly in the short term, than those investing in larger, more established companies.

A rise or fall in interest rates can have a significant impact on prices of bonds held by a portfolio. Portfolios that invest in bonds can lose their value as interest rates rise and an investor can lose principal.


                                   2006 Annual Report o Delaware Pooled Trust  3

The Large-Cap Value Equity Portfolio


Investors saw two very different sets of economic conditions during the past year. For roughly the first half of the reporting period, stocks faced significant headwinds. Energy costs continued to rise and weighed on corporate earnings and consumer spending. Interest rates rose as well. Higher-than-expected inflation reports made it more likely that the Federal Reserve Board (Fed) would continue to raise short-term rates. It did just that at each of its meetings through June 2006. This double threat was a negative influence on equity prices, which corrected sharply in May and June 2006.

By July, conditions had improved markedly for stock investors. Corporate earnings, though slowing, remained

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006
________________________________________________________________________________

1 Year        3 Years       5 Years      10 Years       Lifetime

22.66%        13.60%        10.21%       9.29%          11.94%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on October 31, 1996 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell 1000 Value Index generally measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


4 Delaware Pooled Trust o 2006 Annual Report relatively solid, as did consumer spending in the face of a weakening housing market. In addition, oil prices began declining sharply from their highs, and the Fed finally decided not to raise interest rates at its August meeting. Against this backdrop, equities performed well, with high-quality large-cap stocks leading the way after trailing their smaller-cap counterparts for several years.

For the one-year period ending October 31, 2006, the Portfolio gained +22.66%, compared to a return of +22.24% for the benchmark Russell 1000 Value Index. For performance information see the table on the previous page. The Portfolio had a generally defensive positioning throughout much of the year, which we believe was generally beneficial during the second half of the period when market conditions shifted to favor less risky securities over their more speculative counterparts.

The current management team assumed control of The Large-Cap Value Equity Portfolio on March 28, 2006. Upon taking over management responsibility, we sold a number of existing holdings in an effort to make the Portfolio more defensive - moves that also led to a somewhat more concentrated Portfolio in keeping with the team's philosophical view. At period end, the Portfolio consisted of 33 stocks, down from 54 at the start of the fiscal year. Many of the names that remained were, in our opinion, better positioned to weather a potential economic downturn - an event we believed was becoming more likely. Noteworthy changes included an increase in the Portfolio's exposure to healthcare and consumer staples - two traditionally defensive sectors - and a reduction in our allocation to the more economically sensitive financials and materials sectors.

Several consumer discretionary stocks generated strong gains. Toy manufacturer Mattel benefited from the success of key brands, better supply-chain management as well as from lower energy prices, which serve to reduce production costs for the company. Limited Brands performed well, in part on a turnaround in its apparel businesses, as well as from its personal care segment Bath and Body Works brand. In healthcare, the stock of pharmaceutical company Merck recovered from a low valuation as investors' concerns about legal liability surrounding its withdrawn medication Vioxx abated.

On the negative side, Intel stood out as a disappointment. Much of this stock's underperformance came during the first half of the period, as the semiconductor giant posted weaker-than-expected earnings and continued to battle increasingly powerful rival Advanced Micro Devices. Another disappointment was insurance broker Aon, with shares under pressure as the company's profits and earnings failed to keep pace with analysts' expectations for a quicker turnaround.


Portfolio Managers

D. Tysen Nutt Jr.
Anthony A. Lombardi
Nikhil G. Lalvani
Robert A. Vogel Jr.
Nashira S. Wynn
Jordan L. Irving

To learn more about the managers of The Large-Cap Value Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$16 million

Inception date .................................................February 3, 1992

Number of holdings ...........................................................33


                                   2006 Annual Report o Delaware Pooled Trust  5

The All-Cap Growth Equity Portfolio


During the year ended October 31, 2006, The All-Cap Growth Equity Portfolio returned +3.22%. For performance information, see the table below.

Performance lagged behind the +11.39% gain of the Portfolio's benchmark, the Russell 3000 Growth Index. Much of our relative underperformance came during the third quarter of 2006, as some of our more aggressive holdings suffered in an increasingly unfriendly environment for high-growth stocks.

During the first half of the period, stock prices generally gained ground. However, by the middle of May 2006, investor sentiment seemed to shift from enthusiasm to concern about a series of negative economic news.

One of these was worse-than-expected inflation rate data, which made it less likely that the Federal Reserve Board (Fed) would leave interest rates unchanged in the near term. In fact, the Fed continued to raise rates until its August meeting, at which time it opted not to increase them. This was the first

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      Lifetime

3.22%         5.82%         4.28%        -5.71%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on March 31, 2000 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


6 Delaware Pooled Trust o 2006 Annual Report pause in rate increases in more than two years. The Fed also chose not to increase rates at its September and October meetings, leaving the benchmark federal funds rate at 5.25%.

During the fiscal year, we owned a number of "longer-tail" growth stocks that were disproportionately hurt in recent months. Although we continued to feel good about the return potential of many of those stocks, they detracted from performance during the period.

Our broad investment approach remained consistent during the fiscal year and, in general, does not change from year to year, regardless of market conditions. We follow a "bottom-up" stock-selection approach, focusing on individual companies that we believe have particularly good growth prospects over the next five years or longer.

Generally speaking, our Portfolio is typically balanced between two types of stocks - those of aggressive- and steady-growth companies. Aggressive-growth holdings tend to be relatively more volatile and expensive based on valuation measures like discounted cash flows, but offer the potential for greater gains. Portfolio holdings in this group included Netflix and SanDisk, which have emerged as leaders in their fast-growing market segments. The second category consists of steadier growers - more established growth businesses that have what we believe to be less investment risk than their more aggressive counterparts. They also have more subdued prospective returns. At the end of the period, some of our holdings in this group included global logistics company Expeditors International of Washington and for-profit education provider Strayer Education.

As long-term investors, we don't often look to make large-scale changes to the Portfolio as long as we remain confident in the names we own. We do, however, respond to new investment opportunities as they become available. One such shift took place during the past few months, as we sought to increase our exposure to a few opportunities that emerged.

In our view, a number of our more aggressive holdings were unreasonably penalized as investors became more risk-averse, presenting an attractive buying opportunity. We reduced our position in some of our more conservative growth stocks, such as Intuit, while exiting positions such as International Gaming. We also added to existing positions in QUALCOMM and online jewelry retailer Blue Nile, as we believed both stocks had growth potential and were trading at attractive valuations.

Most of our underperformers during the period came from the Portfolio's more aggressive side. For example, we lost ground with our position in XM Satellite Radio, one of two principal contenders in the fast-growing satellite radio business. XM Satellite Radio fell on investor concerns about the company's balance sheet, as well as growing competition from its rival Sirius, which has been aggressively acquiring new programming content. We have since exited our positions in XM Satellite Radio.

Also hindering performance was NAVTEQ, the leading provider of mapping data used by global positioning systems and Internet mapping sites. We originally purchased NAVTEQ because we expected the market for navigational devices to expand to a variety of new platforms, including cars and cell phones. Although this expansion has indeed been happening, it has not been to the degree or at the speed that the market anticipated.

The Portfolio benefited from our holdings in Expeditors International of Washington, a global logistics business. The company, which has benefited recently from increases in global trade, was rewarded by investors for particularly strong earnings.

Another positive Portfolio performer was Intuit. This leading maker of personal finance software benefited as the company's TurboTax(R) product continued to gain market share and as the company's management team demonstrated continued commitment to returning capital to shareholders.


Portfolio Managers

Christopher J. Bonavico, CFA
Kenneth F. Broad, CFA
Patrick G. Fortier, CFA
Gregory M. Heywood, CFA
Daniel J. Prislin, CFA
Jeffrey S. Van Harte, CFA

To learn more about the managers of The All-Cap Growth Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets .....................................................$8 million

Inception date ...................................................March 31, 2000

Number of holdings ...........................................................36


                                   2006 Annual Report o Delaware Pooled Trust  7

The Large-Cap Growth Equity Portfolio


For its fiscal year ended October 31, 2006, The Large-Cap Growth Equity Portfolio returned +3.35% with all distributions reinvested. The Russell 1000 Growth Index, the Portfolio's benchmark, advanced +10.84%. Much of our relative underperformance came during the third quarter of 2006, as some of our more aggressive holdings suffered in an increasingly unfriendly environment for high-growth stocks. For performance for the Portfolio, please see the table below.

During the first half of the period, stock prices gained ground. However, by the middle of May 2006, investor sentiment seemed to shift from enthusiasm to concern about a series of negative economic news.

One of these was inflation rate data that made a near-term pause in interest rate hikes from the Federal Reserve Board (Fed) less likely. Other worries weighing on investor sentiment at this time included Middle East tensions,

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Cumulative Total Return

Period ended October 31, 2006

________________________________________________________________________________

Lifetime

3.35%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on November 1, 2005 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell 1000 Growth Index generally measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


8 Delaware Pooled Trust o 2006 Annual Report still-high oil prices, and initial signs of a long-expected slowdown in the housing market.

As investors became more concerned, they also became more risk-averse. Energy and other commodity-oriented stocks benefited in line with generally high oil prices; however, some growth stocks suffered. Companies with strong long-term growth prospects but relatively expensive near-term valuations fared particularly poorly, as investors increasingly opted for value and other lower-beta (less volatile) securities. In our view, a number of our more aggressive holdings had been unreasonably penalized as investors became more risk-averse, presenting attractive buying opportunities.

Our broad investment approach remained consistent during the fiscal year and, in general, does not change from year to year, regardless of market conditions. We follow a "bottom-up" stock-selection approach, focusing on individual companies that we believe have particularly good long-term growth prospects over the next five years or longer.

Generally speaking, our portfolio is typically balanced between two types of stocks - those of aggressive- and steady-growth companies. Aggressive-growth holdings tend to be relatively more volatile and expensive based on valuation measures like discounted cash flows, but offer the potential for greater gains. The second category consists of steadier growers - more established growth businesses with what we believe to be less investment risk than their more aggressive counterparts. In our opinion, they also have more subdued prospective returns.

Most of our underperformers during the period came from the portfolio's more aggressive side. For example, we lost ground with our position in XM Satellite Radio, one of two principal contenders in the fast-growing satellite radio business. XM Satellite Radio fell on investor concerns about the company's balance sheet, as well as growing competition from rival Sirius. We've since exited positions in XM Satellite Radio.

Also hindering performance was NAVTEQ, the leading provider of mapping data used by global positioning systems and Internet mapping sites. We originally purchased NAVTEQ because we expected the market for navigational devices to expand to a variety of new platforms, from cars to cell phones. Although this indeed has been happening, it has not been to the degree or speed that the market anticipated. The holding was sold prior to the end of the fiscal period.

On the positive side, the Portfolio benefited from our holdings in Expeditors International of Washington, a global logistics business. The company, which has benefited greatly from increases in global trade, was rewarded by investors for its particularly strong earnings.

Another strong stock for the Portfolio was Intuit. This leading maker of personal finance software benefited as the company's TurboTax(R) product continued to gain market share and as the company's management team demonstrated continued commitment to returning capital to shareholders.


Portfolio Managers

Christopher M. Ericksen, CFA
Christopher J. Bonavico, CFA
Daniel J. Prislin, CFA
Jeffrey S. Van Harte, CFA

To learn more about the managers of The Large-Cap Growth Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ...................................................$287 million

Inception date .................................................November 1, 2005

Number of holdings ...........................................................27


                                   2006 Annual Report o Delaware Pooled Trust  9

The Mid-Cap Growth Equity Portfolio


Stocks across the board performed well during the fiscal year ending October 31, 2006. Leading the way were small-cap stocks, followed by mid-caps, and then large-caps, as represented by the Russell 2000, Russell Midcap, and Russell 1000 Indices. Each index returned more than +16% for the fiscal year (source:
Russell).

Dividing these indices into styles provides a different picture, however. Value returned +20%-23% while growth returned +10%-17% across the cap-size spectrum (source: Russell). The disparity in returns along style classification reflected, in part, the shift in investor sentiment that took place during the spring months of 2006. At this point, fears about continuing inflationary pressure extending the Federal Reserve (Fed) tightening cycle and the economic ramifications of such an event led investors to flee riskier assets. Growth stocks suffered, especially higher-beta, lower-cap stocks.

Severe investor pessimism began to give way toward the

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006
________________________________________________________________________________

1 Year        3 Years       5 Years      10 Years       Lifetime

9.18%         10.19%        9.38%        9.02%          9.53%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on October 31, 1996 and includes the reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell Midcap Growth Index generally measures the performance of those Russell Midcap Index companies with higher price-to- book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


10 Delaware Pooled Trust o 2006 Annual Report end of the third quarter of 2006. Commodity prices experienced a significant drop and the Federal Reserve finally paused its two-plus-year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, while investors at the lower end of the cap spectrum did not fully exorcise their risk aversion until October, when small-cap growth stocks broke out.

Throughout the year, several sectors within the Russell Midcap Growth Index posted robust returns: Basic industry, financial, and transportation securities grew by +19% or more, followed by technology and consumer non-durables. Bringing up the rear with a meager 3% gain was the energy sector.

For its fiscal year ended October 31, 2006, The Mid-Cap Growth Equity Portfolio returned +9.18% with all distributions reinvested. The Russell Midcap Growth Index advanced +16.34%. For performance of the Portfolio, please see the chart on page 10.

Although stock selection was particularly strong in the basic industry and business services sectors, these positive contributions were more than undermined by a negative contribution from stock selection in technology and healthcare. Overall, sector selection for the year was modestly negative; the primary drag on performance was an overweight in the consumer non-durable stocks early in the period when that sector was under duress.

Positive individual contributors were widespread, with strong performers coming from multiple sectors. Leading the way was Allegheny Technologies, a specialty metals manufacturer, which rose as global industrialization drove unabated demand for its high-tech metals and alloys. American Eagle Outfitters rose on continued strong sales growth. Elsewhere, shipping logistics services provider Expeditors International of Washington rose on strong revenue growth and enhanced productivity.

The largest detractors from performance came primarily from the technology and healthcare sectors. The FDA's rejection of a dosing regimen of Neurocrine Bioscience's insomnia drug caught investors by surprise and sent the stock down by more than half, precipitating its sale out of the Portfolio. In technology, investors' flight from risk in the second quarter of 2006 was exacerbated by announcements by several companies that they were subjects of an SEC inquiry into options-granting practices. Openwave was among them, which, coupled with disappointing earnings, fueled a decline of more than 40% before we exited the stock late in the fiscal year. Elsewhere, specialty retailer Urban Outfitters fell by nearly half on slowing sales. Here, too, we exited the stock.

We used the May-to-July market decline as an opportunity to try to improve the Portfolio's overall quality by adding new stocks throughout various sectors that were selling at attractive prices. Simultaneously, we continued our usual discipline of purging those securities that no longer appeared able to sustain long-term growth.

In the energy sector, we believe that opportunistic buying during periods of weakness, and selling into strength, largely neutralized the negative effect of our sector weighting. We also increased our technology holdings moderately.

The healthcare sector continued to pose challenges, with strong performance from our biotech and pharmaceutical holdings in the first half of the period giving way rapidly to risk aversion late in the fiscal year. Nonetheless, we held our ground with a slightly overweight position versus the Russell Midcap. Finally, in the last month of the fiscal year investors began to embrace these companies once again.

Declining energy prices and data indicating a slowing, but healthy, economy have made us increasingly optimistic that the overall economy could be in store for a "soft landing" of Fed neutrality and moderate, sustainable growth. We are optimistic that this environment can benefit our investment style, as investors reestablish the positive correlation between fundamentals and price action, extend their investment horizons and, like us, seek companies that appear poised to provide superior earnings growth.


Portfolio Managers

Marshall T. Bassett
Steven Catricks
Barry S. Gladstein
Christopher M. Holland
Steven T. Lampe
Matthew Todorow
Rudy D. Torrijos III
Lori P. Wachs

To learn more about the managers of The Mid-Cap Growth Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$17 million

Inception date ................................................February 27, 1992

Number of holdings ...........................................................64


                                  2006 Annual Report o Delaware Pooled Trust  11

The Small-Cap Growth Equity Portfolio


Stocks across the board performed well during the fiscal year ending October 31, 2006. Leading the way were small-cap stocks, followed by mid caps, and then large caps, as represented by the Russell 2000, Russell Midcap, and Russell 1000 Indices. Each index returned more than +16% for the fiscal year (source:
Russell).

Dividing these indices into styles provides a different picture, however. Value returned +20%-23% while growth returned +10%-17% across the cap-size spectrum. The disparity in returns along style classification reflected, in part, the shift in investor sentiment that took place during the spring months of 2006. At that point, fears about continuing inflationary pressure extending the Federal Reserve's (Fed's) tightening cycle and the economic ramifications of such an event led investors to flee riskier

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      Lifetime

11.84%        8.89%         8.99%        10.51%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on September 15, 1998 and includes the reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell 2000 Growth Index generally measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


12 Delaware Pooled Trust o 2006 Annual Report assets. Growth stocks suffered, especially higher-beta, lower-cap stocks.

Severe investor pessimism began to give way toward the end of the third quarter of 2006. Commodity prices experienced a significant drop and the Fed finally paused its two-plus-year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, but at the lower end of the capitalization spectrum investors did not fully exorcise their risk aversion until October, when small-cap growth stocks broke out.

Throughout the year, performance among several sectors within the Russell 2000 Growth Index was widespread, but with every sector up double-digits. Six sectors - basic industry, consumer non-durables, consumer services, energy, financials, and transportation - were up 20% or more (source: Russell).

For its fiscal year ended October 31, 2006, The Small-Cap Growth Equity Portfolio returned +11.84% with all distributions reinvested. The Russell 2000 Growth Index advanced +19.31%. For performance for the Portfolio, please see the chart on the previous page.

Overall sector selection for the year was essentially neutral, with no position standing out as significantly additive or detrimental. Stock selection was strong in the business services and basic industry sectors, though its effect was more than undermined by a negative contribution from stock selection in several sectors, including healthcare, technology, energy, and financials.

Positive individual contributors were widespread, with the top 10 contributors coming from 6 different sectors. Leading the way was internet content delivery company Akamai Technologies, which was up more than 170% on continued strong growth and a favorable longer-term outlook. Also producing a significant return (91.38%) on strong revenue and earnings growth was American Reprographics. Elsewhere, athletic wear manufacturer Under Armour continued to build brand recognition and impress the market with strong revenue and earnings growth, resulting in strong returns for the stock.

The largest individual detractors from performance came primarily from the technology and healthcare sectors. In the former, slowing spending by the major wireless providers cut into earnings at infrastructure producer Powerwave Technologies, contributing to a major drop in share price. We took advantage of the price weakness by increasing our holdings in the company. In the energy sector, ceramic proppant manufacturer Carbo Ceramics fell dramatically, as expanded production capacity did not generate the expected revenue growth. Elsewhere, what seems to be an increasingly risk-averse FDA delayed approval of Encysive Pharmaceuticals' drug to treat pulmonary arterial hypertension, causing the stock to fall by more than half. Encysive's compromised competitive position caused us to exit the stock.

We used the May-to-July market decline as an opportunity to try to improve the Portfolio's overall quality by adding new stocks throughout various sectors that were selling at attractive prices. Simultaneously, we continued our usual discipline of purging those securities that no longer appeared able to sustain long-term growth.

In the energy sector, we believe that opportunistic buying during periods of weakness and selling into strength largely neutralized the negative effect of our sector weighting.

The healthcare sector continued to pose challenges, with strong performance from our biotech and pharmaceutical holdings in the first half of the period giving way rapidly to risk aversion late in the fiscal year. Nonetheless, we held our ground with a slightly overweight position versus the Russell 2000. Finally in the last month of the fiscal year, investors began to embrace these companies once again.

Declining energy prices and data indicating a slowing, but healthy, economy have made us increasingly optimistic that the overall economy could be in store for a "soft landing" of Fed neutrality and moderate, sustainable growth. We are optimistic that this environment may benefit our investment style, as investors could reestablish the positive correlation between fundamentals and price action, extend their investment horizons, and like us seek companies that appear poised to provide superior earnings growth.


                                  2006 Annual Report o Delaware Pooled Trust  13

Portfolio Managers

Marshall T. Bassett
Steven G. Catricks, CFA
Barry S. Gladstein, CFA
Christopher M. Holland
Steven T. Lampe, CPA
Matthew Todorow, CFA
Rudy D. Torrijos III
Lori P. Wachs, CFA

To learn more about the managers of The Small-Cap Growth Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$68 million

Inception date ...............................................September 15, 1998

Number of holdings ...........................................................84


14  Delaware Pooled Trust o 2006 Annual Report

The Focus Smid-Cap Growth Equity Portfolio

(formerly, The Small-Cap Growth II Equity Portfolio)


Small- and mid-cap growth stocks gained ground in a favorable market environment, especially in the first half of the fiscal year for The Focus Smid-Cap Growth Portfolio. Equities benefited from continued U.S. economic growth, solid corporate earnings, and optimism about a pause in interest rate hikes from the Federal Reserve Board (Fed). Beginning in mid-May 2006, however, stock valuations suffered a correction, as rising energy costs weighed on investor sentiment and worse-than-expected inflation reports led to new concerns about interest rates.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006
________________________________________________________________________________

1 Year        Lifetime

8.77%         6.77%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on December 1, 2003 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell 2000 Growth Index is an unmanaged index that generally measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Although the Portfolio had been benchmarked previously against the Russell 2000 Growth Index, we have determined that it would be more appropriate to use the Russell 2500 Growth Index going forward. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecaster growth values.

  An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  15

(formerly, The Small-Cap Growth II Equity Portfolio)


Stocks returned to investors' favor late in the period, gaining as oil prices fell sharply and the Fed decided to leave rates steady at its meetings in August, September, and October. Although stocks generally did well across the board for the fiscal year, the advantage enjoyed by small-caps and mid-caps narrowed as the period progressed and investor sentiment generally shifted to become more risk-averse (source: Lipper).

The current management team assumed control of the Portfolio beginning on December 15, 2005. To reflect the Portfolio's change in strategy, the Russell 2500 Growth Index was designated the benchmark, replacing the Russell 2000 Growth Index. For the full 12-month period ending October 31, 2006, the Focus Smid-Cap Growth Portfolio returned solid results, gaining 8.77%. In comparison, the Portfolio's benchmark, the Russell 2500 Growth Index, gained +15.56% during the same time period. The Russell 2000 Growth Index, which was the benchmark for the Portfolio's former small-cap-oriented strategy, advanced 19.31% during the same period. For performance information, see the chart on the previous page.

The Portfolio's performance during the year benefited from positions in the global logistics company Expeditors International of Washington, money management firm BlackRock, and tax-preparation company Jackson Hewitt Tax Services. Expeditors International of Washington benefited as the company's financial results continued to far exceed analysts' expectations. BlackRock's shares rose after the company announced an acquisition of Merrill Lynch's asset management division in exchange for a significant equity stake in BlackRock, and we sold our positions to lock in profits. Jackson Hewitt, whose tax-preparation business has been growing since being spun off from Cendant several years ago, continued to enjoy strong financial performance.

Notable underperformers included McAfee, Gentex, and NAVTEQ. Internet security software maker McAfee suffered because of its involvement along with dozens of other companies in a scandal surrounding the backdating of stock options. This situation ultimately led to loss of investor confidence in McAfee's management team and contributed to our decision to sell our position. Despite what we see as the underlying strength of its business, auto parts supplier Gentex was weighed down by a difficult environment for U.S. automakers. This situation also contributed to a decline in shares of NAVTEQ, a supplier of maps for global positioning systems used in some cars and other devices.

The team took over management of the Portfolio in December 2005 and implemented several noteworthy changes. The most significant was the decision to reduce the number of positions owned in the Portfolio. This led to higher-than-usual turnover, but we are now comfortable with the Portfolio's makeup and anticipate significantly less turnover in future reporting periods.

Our intent is to usually hold 25 to 30 stocks, although we may hold more or less at a given time depending on our assessment of the opportunities available.

In selecting stocks, we rely on "bottom-up" stock selection to identify small- to mid-size businesses that we believe have attractive end-market potential, dominant business models, and strong free cash flow generation.

At fiscal year end, we remained positioned in a core group of stocks in which we have a high degree of conviction. We constantly strive to own companies that we believe can grow steadily until their market capitalization exceeds our Portfolio's allowable limits. We are confident that our thorough and systematic research and screening process continue to help us identify new opportunities on a regular basis and assists in our efforts to provide consistently good returns for our shareholders over time.


Portfolio Managers

Christopher J. Bonavico, CFA
Kenneth F. Broad, CFA

To learn more about the managers of Focus Smid-Cap Growth Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets .....................................................$6 million

Inception date .................................................December 1, 2003

Number of holdings ...........................................................21


16  Delaware Pooled Trust o 2006 Annual Report

The Smid-Cap Growth Equity Portfolio


Stocks across the board performed well during the fiscal year ending October 31, 2006. Leading the way were small-cap stocks, followed by mid caps, and then large caps, as represented by the Russell 2000, Russell Midcap, and Russell 1000 Indices. Each index returned more than +16% for the fiscal year (source:
Russell).

Dividing these indices into styles provides a different picture, however. Value returned +20%-23% while growth returned +10%-17% across the cap-size spectrum. The disparity in returns along style classification reflected, in part, the shift in investor sentiment that took place during the spring months of 2006. At this point, fears about continuing inflationary pressure extending the Federal Reserve's (Fed's) tightening cycle and the economic ramifications of such an event led investors to flee riskier assets. Growth stocks suffered, especially higher-beta, lower-cap stocks.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Period ended October 31, 2006
________________________________________________________________________________

1 Year        Since Inception

12.69%        7.53%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on December 1, 2004 and reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Russell 2500 Growth Index generally measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  17

Severe investor pessimism began to give way toward the end of the third quarter of 2006. Commodity prices experienced a significant drop and the Fed finally paused its two-plus-year regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, although at the lower end of the cap spectrum investors did not fully exorcise their risk aversion until October, when small-cap growth stocks broke out.

For the full year, several sectors within the Russell 2500 Growth Index posted robust returns. Basic industry, financial, technology, and transportation stocks were all up over 20%, followed closely by consumer non-durables at 18%. Bringing up the rear with a meager 2% gain was the consumer durable sector, which includes many hard-hit homebuilding stocks.

For its fiscal year ended October 31, 2006, The Smid-Cap Growth Equity Portfolio returned +12.69% with all distributions reinvested. The Russell 2500 Growth Index advanced +15.56%. For performance for the Portfolio, please see the chart on the previous page.

Stock selection was particularly strong in the energy, basic industry, and consumer services sectors, though its effect was more than undermined by a negative contribution from stock selection in technology and, to a lesser extent, healthcare.

Positive individual contributors were widespread, with the top 10 coming from multiple sectors. Leading the way was Allegheny Technologies, a specialty metals manufacturer, as global industrialization drove unabated demand for its high-tech metals and alloys. Close behind was internet content delivery company Akamai Technologies, which was up significantly on continued strong growth and a favorable longer-term outlook. In the energy sector, a strong absolute return came from seismic technology services company Veritas DGC, which advanced on strong earnings throughout the year before ultimately agreeing to be acquired in the future by its French rival, Geophysique.

The largest individual detractors from performance came primarily from the technology and healthcare sectors. In the former, O2Micro International fell by nearly half, based on weaker than expected earnings and lowered forecasts. In healthcare, what seems to be an increasingly risk-averse FDA delayed approval of Encysive Pharmaceutical's drug to treat pulmonary arterial hypertension, causing the stock to fall by more than half. Elsewhere, specialty retailer Urban Outfitters fell sharply on slowing sales. In each case, we exited the stock.

We used the May-to-July market decline as an opportunity to try to improve the Portfolio's overall quality by adding new stocks throughout various sectors that were selling at attractive prices. Simultaneously, we continued our usual discipline of purging those securities that no longer appeared able to sustain long-term growth.

In the energy sector, we believe that opportunistic buying during periods of weakness, and selling into strength, largely neutralized the negative effect of our sector weighting. We also increased our technology holdings moderately.

The healthcare sector continued to pose challenges, with strong performance from our biotech and pharmaceutical holdings in the first half of the period giving way rapidly to risk aversion late in the fiscal year. Nonetheless, we held steady with a slightly overweight position versus the Russell 2500 Growth Index. Finally, in the last month of the fiscal year investors began to embrace these companies again.

Declining energy prices and data indicating a slowing, but healthy, economy have made us increasingly optimistic that the overall economy could be in store for a "soft landing" of Fed neutrality and moderate, sustainable growth. We are optimistic that this environment can benefit our investment style, as investors could reestablish the positive correlation between fundamentals and price action, extend their investment horizons, and like us seek companies that appear poised to provide superior earnings growth.


Portfolio Managers

Marshall T. Bassett
Steven G. Catricks, CFA
Barry S. Gladstein, CFA
Christopher M. Holland
Steven T. Lampe, CPA
Matthew Todorow, CFA
Rudy D. Torrijos III
Lori P. Wachs, CFA

To learn more about the managers of The Smid-Cap Growth Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets .....................................................$2 million

Inception date .................................................December 1, 2004

Number of holdings ...........................................................79


18  Delaware Pooled Trust o 2006 Annual Report

The Real Estate Investment Trust Portfolio II


Early in 2006, the economy had returned to generating growth at a relatively strong clip. By spring, the pace of growth in gross domestic product was slowing, and investors grew increasingly concerned about higher oil prices and a soft residential housing market. Despite these challenges, the stock market produced healthy returns during the fiscal year. The Real Estate Investment Trust (REIT) market in particular benefited from strong fundamentals and massive cash inflows from both the public and private sectors, as evidenced by the strong double-digit returns for REITs as a group.

For its fiscal year ended October 31, 2006, The Real Estate Investment Trust Portfolio II returned +34.27% with all distributions reinvested. The NAREIT Equity REIT Index

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ending October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      Lifetime

34.27%        24.57%        22.10%       14.03%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on November 4, 1997 and includes the reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The NAREIT Equity REIT Index is representative of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange, and the Nasdaq National Market System. The index is a composite of real estate investment trusts that invest in many types of U.S. properties. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  19
advanced +36.36%. For performance for the Portfolio, please see the chart on the previous page.

Despite positive performance in the broader REIT market, mortgage REITs were among the industry's laggards. The Portfolio's exposure to these securities in the first half of the fiscal year was the single largest contributor to its underperformance, which led to the sale of the holdings in this sector in May. Performance was also hampered by our position in U-Store-It Trust, the country's fifth largest owner of self-storage facilities, which came under increased pressure during the period based on its plans for management and technology changes.

We also were more heavily weighted than the benchmark index in REITs with exposure to rental property markets. We felt higher construction costs would lead to renewed strength in this category. In urban markets, certain office stocks benefited during the year as increased demand drove rental rates higher. Rising real estate prices in recent years forced many would-be homebuyers to rent, creating what we believed were attractive prospects for apartment REITs. We generally tried to capitalize on these trends and others.

For example, we believe that, overall, triple net lease companies provide an attractive alternative to office REITs during periods of slow rent growth. In a triple net lease, the lessee pays not only rent but also taxes, insurance, and maintenance expenses that arise from the use of a leased property. REITs benefiting from triple net lease arrangements are often characterized by higher dividends and slower growth.

REIT valuations have been propelled to all-time highs. Although we remained optimistic at fiscal year end about the general long-term prospects for REITs, we also remained skeptical about whether valuations can be sustained. By fiscal year end, we had begun planning to focus on new opportunities only very selectively, especially in the apartment and office sectors. These were two of the strongest performing REIT sectors during the fiscal period.

In the specialty group, Entertainment Properties Trust rewarded the Portfolio with positive returns. Among diversified REITs, Vornado Realty Trust also generated strong results. Vornado has office, commercial, and retail property interests in metro New York, New Jersey, and Washington D.C. We believe an opportunistic investment strategy and solid management team have contributed to their attractive market position.

The holding that most negatively affected performance for the fiscal year was Education Realty Trust, a position that we sold in favor of other opportunities. Mills Corp. and American Financial Realty Trust were also among negative contributors sold before fiscal year end, to make room for more favorable opportunities.


Portfolio Managers

Babak (Bob) Zenouzi
Damon J. Andres

To learn more about the managers of The Real Estate Investment Trust Portfolio II, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$25 million

Inception date .................................................November 4, 1997

Number of holdings ...........................................................47


20  Delaware Pooled Trust o 2006 Annual Report

The Intermediate Fixed Income Portfolio


Based on changing prospects for inflation during the year, speculation about the Federal Reserve's direction on monetary policy remained constant, but benchmark 10-year Treasury yields were little altered by the end of the period, starting at 4.55% and finishing at 4.60% on October 31, 2006 (source: Lehman Brothers).

Early in the fiscal year ended October 31, 2006, economic data had many fixed income investors already expecting an end to interest rate increases by the U.S. central bank.

Strong gross domestic product in the first calendar quarter of 2006, however, along with rising prices for oil and other commodities in the spring, led to continued inflationary pressures and more uncertainty about the timing of a Fed pause in interest rate hikes. This helped push yields higher

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006
________________________________________________________________________________

1 Year        3 Years       5 Years      10 Years       Lifetime

4.68%         3.51%         4.17%        5.62%          5.67%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on October 31, 1996 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Lehman Brothers Intermediate Government/Credit Index is an index comprised of over 2500 publicly issued corporate and U.S. Government debt securities rated investment grade (Baa3/BBB- or better) with at least one year to maturity and at least $250 million par outstanding. Securities included in the index must have a maturity from 1 up to (but not including) 10 years.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  21
across all maturities and spurred an equity market pullback in May and June as well.

The latter part of the fiscal year saw inflation concerns begin to cool on weaker housing data and a steady drop in oil prices. Yields generally fell through the summer months after peaking on June 28 (source: Bloomberg). A broad-based bond rally that lasted through the end of the period seemed to be a direct result of investors having largely concluded that the Fed was finished boosting short-term interest rates after two years of restrictive policy measures.

For its fiscal year ended October 31, 2006, the Intermediate Fixed Income Portfolio returned +4.68% with all distributions reinvested. The Lehman Brothers Intermediate Government/Credit Index and the Lehman Brothers Government/Credit Index advanced +4.67% and +4.88%, respectively (source:
Lehman Brothers). For performance for the Portfolio, please see the chart on the previous page.

Generally low interest rates and low levels of volatility throughout the year provided an excellent market backdrop for "spread product" such as mortgage-backed, asset-backed, and commercial mortgage-backed securities. The Portfolio maintained a significant weighting in this area of the market, as we were attracted to its return potential in a low-volatility environment. We continue to believe that short-structured spread product offers value versus like-duration Treasuries.

The Portfolio also retained positions in investment-grade corporate bonds, where we focused diligently on credit selection during the year. Generally speaking, we believe the specter of risk from highly leveraged transactions increasingly loomed over the investment-grade space. Our research efforts generally have been aimed at avoiding the isolated, but now increasing situations such as leveraged buyouts, management buyouts, leveraged recapitalizations, and mergers, which generally tend to be unfriendly to bondholders.

For the first eight months of the fiscal year, Treasury Inflation Protected Securities (TIPS) were a contributor to performance relative to the benchmark, partially due to a run-up in energy prices that led to strength in the TIPS market. However, into the last quarter of our fiscal year, the Portfolio was heavily weighted on forward TIPS breakevens, and TIPS underperformed against nominal Treasuries. Falling energy and commodity prices hurt the TIPS market as a whole, and our TIPS positions became detractors from Portfolio performance relative to the index.

In terms of its duration, the Portfolio was on the shorter end of its typical range during the first half of the year. We did extend duration later in the year as the market rallied, but generally speaking we kept the Portfolio's average duration fairly tight to the benchmark throughout the year.

As interest rates backed up, we did add duration to the Portfolio. We are currently confident that the rate of near-term economic growth could be higher than expected, and therefore maintained a lower-duration, flattening bias in the Portfolio at period end.


Portfolio Managers

Paul Grillo, CFA
Stephen R. Cianci, CFA

To learn more about the managers of The Intermediate Fixed Income Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$29 million

Inception date ...................................................March 12, 1996

Number of holdings ..........................................................340


22  Delaware Pooled Trust o 2006 Annual Report

The Core Focus Fixed Income Portfolio


Based on changing prospects for inflation during the year, speculation about the Federal Reserve's direction on monetary policy remained constant, but benchmark 10-year Treasury yields were little altered by the end of the period, starting at 4.55% and finishing at 4.60% on October 31, 2006 (source: Lehman Brothers).

By fiscal year end, it was possible for investors to reflect on three distinct periods that occurred. Early in the fiscal year ended October 31, 2006, economic data had many fixed income investors already expecting an end to interest rate increases by the U.S. central bank.

Strong gross domestic product in the first calendar quarter of 2006, however, along with rising prices for oil and other commodities in the spring, led to continued inflationary pressures and more uncertainty about the timing of a Fed pause in interest rate hikes. This helped

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ending October 31, 2006
________________________________________________________________________________

1 Year        Lifetime

5.06%         4.50%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on June 30, 2004 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  23
push yields higher across all maturities and spurred an equity market pullback in May and June as well.

The latter part of the fiscal year saw inflation concerns begin to cool on weaker housing data and a steady drop in oil prices. Yields generally fell through the summer months after peaking on June 28 (source: Bloomberg). A broad-based bond rally that lasted through the end of the period seemed to be a direct result of investors having largely concluded that the Fed was finished boosting short-term interest rates after two years of restrictive policy measures.

For its fiscal year ended October 31, 2006, The Core Focus Fixed Income Portfolio returned +5.06% with all distributions reinvested. The Lehman Brothers Aggregate Bond Index advanced +5.19%. For performance for the Portfolio, please see the chart on the previous page. Throughout the year, we remained committed to performing stringent fundamental research. Generally speaking, we believe our disciplined approach and bottom-up investment style helped the Portfolio's performance.

Generally low interest rates and low levels of volatility throughout the year provided an excellent market backdrop for "spread product" such as mortgage-backed, asset-backed, and commercial mortgage-backed securities. We were attracted to this area of the market for its return potential in a low-volatility environment. We continue to believe that short-structured spread product offers value versus like-duration Treasuries.

In both the Portfolio and the market in general, performance for the fiscal year among investment-grade securities was generally not as strong as that of lower-rated credits. Throughout the year, we focused diligently on credit selection, remaining generally neutral to the benchmark for much of the year in investment-grade securities, before selectively adding risk to the portfolio during the summer months. By late in the fiscal year, we had moved to an overweight in the investment-grade space, generally reducing the Portfolio's risk profile.

Generally speaking, we believe the specter of risk from highly leveraged transactions increasingly loomed over the investment-grade space. When considering corporate issuers, we at times favored subordinated securities, selecting to move down in the capital structures of issuers that were making large, liquid offerings, and where we were comfortable with the risk/return profile of the credit. This included hybrid and Tier 1 securities of major banks, for example. Our research efforts generally have been aimed at avoiding the isolated, but now increasing situations such as leveraged buyouts, management buyouts, leveraged recapitalizations, and mergers, which generally tend to be unfriendly to bondholders.

For the first eight months of the fiscal year, Treasury Inflation Protected Securities (TIPS) were a contributor to performance relative to the benchmark, partially due to a run-up in energy prices that led to strength in the TIPS market. However, into the last quarter of our fiscal year, the Portfolio was heavily weighted on forward TIPS breakevens, and TIPS underperformed against nominal Treasuries. Falling energy and commodity prices hurt the TIPS market as a whole, and our TIPS positions became detractors from Portfolio performance relative to the index.

As interest rates backed up during the year, we did add duration back to the Portfolio. However, the Portfolio's duration was slightly shorter than the benchmark during the rally that ensued after the Fed's pause in August. We are currently confident that the rate of near-term economic growth could be higher than expected, and therefore maintained a lower-duration, flattening bias in the portfolio at period end.


Portfolio Managers

Ryan K. Brist, CFA
Paul Grillo, CFA
Stephen R. Cianci, CFA

To learn more about the managers of The Core Focus Fixed Income Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$54 million

Inception date ....................................................June 30, 2004

Number of holdings ..........................................................439


24  Delaware Pooled Trust o 2006 Annual Report

The High-Yield Bond Portfolio


U.S. high yield bonds generally outperformed higher-quality, lower-risk assets for the fiscal year ended October 31, 2006.

For its fiscal year ended October 31, 2006, The High-Yield Bond Portfolio returned 11.33% with all distributions reinvested. The Bear Stearns High Yield Index advanced 9.74%. For performance for the Portfolio, please see the table below. Throughout the year, we remained committed to performing stringent fundamental research. Overall, we believe our disciplined approach and bottom-up investment style helped the Portfolio outperform the benchmark.

We continued to focus on security selection as the primary driver of the Portfolio's performance. Although the economic climate and other big-picture factors were influential in the high yield market, company-specific

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ending October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      Lifetime

11.33%        11.09%        12.90%       7.92%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on December 2, 1996 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Bear Stearns High Yield Index is an unmanaged composite and a theoretical measure of the high yield bond market's performance rather than an actual available investment. The returns for the Bear Stearns High Yield Index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  25
characteristics and influences generally played larger roles in overall performance. As such, we generally avoided making significant sector bets, preferring instead to focus on our in-depth research efforts to uncover attractively valued securities throughout the high yield universe.

Generally speaking, there were no themes or significant sector strategies that generated specific positive results for the Portfolio. Instead, performance was realized from a wide array of individual fixed income securities, selected for their overall value and yield advantages.

Early in the fiscal year, the U.S. economy was moving through a period of weakness that weighed heavily on the manufacturing sector and caused a downward revision of projected financial performance by some corporate bond issuers. As early as December 2005, key phrasings in the much-followed statements by the Federal Reserve Board caused fixed income investors to speculate about an eventual end to interest rate increases by the U.S. central bank.

The economy bounced back strongly, however, in the first calendar quarter of 2006. In the spring, inflationary pressures, rising oil prices, and mixed signals from the Fed generated a degree of nervousness among investors and helped push yields higher across all maturities. The high yield market, as measured by the Bear Stearns High Yield Index, retreated during the months of May and June - the only two months during our fiscal year that the benchmark did not post advances (source: Bloomberg).

The last quarter-point Fed funds rate hike in late June signaled the end of that period of fixed income weakness, and a strong bond rally ensued. The broad-based rally seemed to be a direct result of fixed income investors having largely concluded that the Fed was finished boosting short-term interest rates after two years of restrictive policy measures.

During the late-year rally, lower-rated bonds outperformed as investors continued to search for yield, with the difference in total returns between credit ratings often showing significant differences based on Lehman Brothers credit indices.

The continued strength of the high yield market surprised us to some degree as the year progressed. The relatively strong economy and low-interest-rate environment were supportive for leveraged companies, in our opinion.

Throughout the year, the automotive sector continued to influence high yield market returns. Despite concerns surrounding the high cost of gasoline, automotive-sector bonds performed well on news that several companies were reducing legacy costs and cutting production to meet demand. Our security-by-security analysis has made us cautious in this sector, and we were underweight versus the benchmark in major automotive issues such as General Motors and Ford bonds, which together represent a significant portion of the index. We believe our approach was prudent, although it did serve as a drag on performance relative to the benchmark. Our approach is also reflective of a belief that a single industry comprised of only two available bond issues should not represent such a large component of the portfolio.

Other notable holdings during the year included Charter Communications, a Fortune 500 telecommunications company that provides broadband services. Charter's bonds traded lower early in the fiscal year on subscriber valuation concerns that stemmed from Adelphia's bankruptcy proceedings. Later, the company posted stabilized earnings and showed improved subscriber valuations, and its bonds bounced back nicely.


Portfolio Manager

Timothy L. Rabe, CFA


To learn more about the managers of The High-Yield Bond Portfolio, please see pages 39 through 46.


Portfolio Profile

October 31, 2006

Total net assets .....................................................$6 million

Inception date .................................................December 2, 1996

Number of holdings ..........................................................178


26  Delaware Pooled Trust o 2006 Annual Report

The Core Plus Fixed Income Portfolio


Based on changing prospects for inflation during the year, speculation about the Federal Reserve's direction on monetary policy remained constant, but benchmark 10-year Treasury yields were little altered by the end of the period, starting at 4.55% and finishing at 4.60% on October 31, 2006 (source: Lehman Brothers).

By fiscal year end, it was possible for investors to reflect on three distinct periods that occurred. Early in the fiscal year ended October 31, 2006, economic data had many fixed income investors already expecting an end to interest rate increases by the U.S. central bank.

Strong gross domestic product in the first calendar quarter of 2006, however, along with rising prices for oil and other commodities in the spring, led to continued inflationary pressures and more uncertainty about the timing of a Fed pause in interest rate hikes. This helped push yields higher across all maturities and spurred an equity market pullback in May and June as well.

The latter part of the fiscal year saw inflation concerns begin to cool on weaker housing data and a steady drop in oil prices. Yields generally fell through the summer months after peaking on June 28 (source: Bloomberg). A broad-

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006
________________________________________________________________________________

1 Year        3 Years       Lifetime

6.20%         5.17%         6.47%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on June 28, 2002 and includes reinvestment of all distributions.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the month end closest to the Portfolio's inception date. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  27
based bond rally that lasted through the end of the period seemed to be a direct result of investors having largely concluded that the Fed was finished boosting short-term interest rates after two years of restrictive policy measures. For its fiscal year ended October 31, 2006, The Core Plus Fixed
Income Portfolio returned +6.20% with all distributions reinvested. The Lehman Brothers U.S. Aggregate Bond Index advanced +5.19%. For performance information for the Portfolio, please see the chart on the previous page. Throughout the year, we remained committed to performing stringent fundamental research. Generally speaking, we believe our disciplined approach and bottom-up investment style helped the Portfolio's performance versus the benchmark.

Generally low interest rates and low levels of volatility throughout the year provided an excellent market backdrop for "spread product" such as mortgage-backed, asset-backed, and commercial mortgage-backed securities. We were attracted to this area of the market for its return potential in a low-volatility environment. We continue to believe that short-structured spread product offers value versus like-duration Treasuries.

In both the Portfolio and the market in general, performance for the fiscal year among investment-grade securities was generally not as strong as that of lower-rated credits. Throughout the year, we focused diligently on credit selection, remaining generally neutral to the benchmark for much of the year in investment-grade securities, before selectively adding risk to the Portfolio during the summer months. By late in the fiscal year, we had moved to an overweight in the investment-grade space, generally reducing the Portfolio's risk profile.

Generally speaking, we believe the specter of risk from highly leveraged transactions increasingly loomed over the investment-grade space. When considering corporate issuers, we at times favored subordinated securities, selecting to move down in the capital structures of issuers that were making large, liquid offerings, and where we were comfortable with the risk/return profile of the credit. This included hybrid and Tier 1 securities of major banks, for example. Our research efforts generally have been aimed at avoiding the isolated, but now increasing situations such as leveraged buyouts, management buyouts, leveraged recapitalizations, and mergers, which generally tend to be unfriendly to bondholders.

During the year, several of the "plus" sectors - including high-yield, emerging markets, and non-dollar debt - performed well, contributing to performance of a core-plus strategy against the Lehman Brothers U.S. Aggregate Bond Index. Especially during the late-year rally, lower-rated bonds outperformed as investors continued to search for yield. Within high yield, our approach included both yield-to-call situations, as well as certain positions that we believe offered greater total return potential. Examples of the latter include automotive issuers like Ford and General Motors, both of which influenced high-yield market performance during the fiscal year.

After several years of double-digit advances, the market for emerging market bonds underwent a significant correction in the second calendar quarter of 2006, but roared back to life when fixed income assets rallied as a whole in the summer months. We generally remained at the low end of our typical range for an emerging markets allocation, due to what we considered stretched valuations in U.S. dollar-denominated emerging market assets. At times, we did selectively move into positions denominated in local currencies when we perceived there was opportunity and that the currency risk was manageable. Those opportunities, in our view, were generally created by a global stretch for yield that saw more investors becoming attracted to local-denominated assets.

For the first eight months of the fiscal year, Treasury Inflation Protected Securities (TIPS) were a contributor to performance relative to the benchmark, partially due to a run-up in energy prices that led to strength in the TIPS market. However, into the last quarter of our fiscal year, the Portfolio was heavily weighted on forward TIPS breakevens, and TIPS underperformed against nominal Treasuries. Falling energy and commodity prices hurt the TIPS market as a whole, and our TIPS positions became detractors from Portfolio performance relative to the index.

As interest rates backed up during the year, we did add duration back to the Portfolio. However, the Portfolio's duration was slightly shorter than the benchmark during the rally that ensued after the Fed's pause in August. We are currently confident that the rate of near-term economic growth could be higher than expected, and therefore maintained a lower-duration, flattening bias in the Portfolio at period end.


Portfolio Managers

Ryan K. Brist, CFA
Paul Grillo, CFA
Stephen R. Cianci, CFA

To learn more about the managers of The Core Plus Fixed Income Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ...................................................$205 million

Inception date ....................................................June 28, 2002

Number of holdings ..........................................................512


28  Delaware Pooled Trust o 2006 Annual Report

The International Equity Portfolio


The 12-month period ending October 31, 2006 was a strong one for international equities. The International Equity Portfolio's benchmark - the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - returned +28.04% measured in U.S. dollars. The International Equity Portfolio outperformed the benchmark, returning +30.13% for the fiscal year ended October 31, 2006. Undervalued markets such as Australia and select markets in Europe outperformed the MSCI EAFE Index, while Japan underperformed, confirming the Portfolio's major country-weighting strategies.

During the fiscal year, we followed developments in Japan with considerable care. In March, the Bank of Japan ended its ultra-loose monetary policy, known as quantitative easing. This action signaled both the central bank's

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ending October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      10 Years       Lifetime

30.13%        23.17%        18.17%       10.97%         11.31%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on October 31, 1996 and includes reinvestment of all distributions.

  International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  29
independence and its view that a decade and a half of economic malaise, capped by a five-year deflationary spell, had finally ended. Another major change was the election of Shinzo Abe as successor to Junichiro Koizumi, who had successfully pushed economic reforms during his five-year tenure. Although we believe there are signs of structural improvement in both the government and corporate sectors, we remain wary about the pace of reforms and the impact of future policy decisions on the still-fragile Japanese economy.

Across the European landscape, we believe we have identified an important trend: the emergence of retail chains that are developing value-priced, private-label brands. As such, we have taken positions in several innovative companies in the United Kingdom and France. This trend is also evident in other developed markets such as Australia, and is starting to appear in emerging markets as well.

The price of oil finally started to decline globally during the third fiscal quarter, with a fall of almost 25% from its peak in early August. As a result, long-time standout sectors, such as energy and materials, experienced declines. We strategically shifted our attention to sectors with merger and acquisition activity - or rumors thereof - such as utilities, consumer staples, and financials.

Security selection for the International Equity Portfolio produced several strong performers, including Iberdrola, Compass Group, and ING Groep NV. Iberdrola, a Spanish utilities company, benefited from the merger and acquisition activity in that sector of the European markets and an improved regulatory environment, which helped boost its prospects. Iberdrola advanced strongly and we began trimming our position during the third fiscal quarter to lock in some of those gains. Compass Group, a U.K.-based company, is the world's largest food service provider. We purchased shares in November 2005 when we saw that the new management team was taking positive steps. The Dutch financial giant, ING Groep NV, made headlines this fiscal year with its ING Direct product. The company's emerging markets exposure has helped as well.

The Portfolio's underperformers included Hitachi - the Japanese technology conglomerate. Hitachi revised their profit guidance downward, which resulted in a decline in stock price during the fiscal year. Telecom Corporation of New Zealand also served as a drag on the Portfolio's performance. A provider of online and telephone services in Australia and New Zealand, Telecom was disadvantaged by its sector, telecommunications, and further impacted by proposed changes to New Zealand's regulatory environment. However, we have continued to hold the stock as we feel confident that Telecom is a good value, particularly due to a hefty dividend of 8.2% based on the share price on September 30, 2006. Northern Foods - one of the leading food producers in the U.K. - declined due to disappointingly slow progress in its restructuring initiative, which called for the disposal of lagging product lines, and we have since exited the stock.


Portfolio Managers

Fiona A. Barwick
Elizabeth A. Desmond
Clive A. Gillmore
Nigel G. May

To learn more about the managers of The International Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets .....................................................$2 billion

Inception date .................................................February 4, 1992

Number of holdings ...........................................................54


30  Delaware Pooled Trust o 2006 Annual Report

The Labor Select International Equity Portfolio


The 12-month period ending October 31, 2006 was a strong one for international equities. The Labor Select International Equity Portfolio's benchmark - the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI
EAFE) - returned +28.04% measured in U.S. dollars. The Labor Select International Equity Portfolio outperformed the benchmark, returning +30.91% for the fiscal year ended October 31, 2006. Undervalued markets such as Australia and select markets in Europe outperformed the MSCI EAFE Index, while Japan underperformed, confirming the Portfolio's major country-weighting strategies.

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      10 Years       Lifetime

30.91%        23.00%        18.54%       11.55%         12.28%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on October 31, 1996 and includes reinvestment of all distributions.

  International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  31

During the fiscal year, we followed developments in Japan with considerable care. In March, the Bank of Japan ended its loose monetary policy, known as quantitative easing. This action signaled both the central bank's independence and its view that a decade and a half of economic malaise, capped by a five-year deflationary spell, had finally ended. Another major change was the election of Shinzo Abe as successor to Junichiro Koizumi, who had successfully pushed economic reforms during his five-year tenure. Although we believe there are signs of structural improvement in both the government and corporate sectors, we remain wary about the pace of reforms and the impact of future policy decisions on the still-fragile Japanese economy.

Across the European landscape, we believe we have identified an important trend: the emergence of retail chains that are developing value-priced, private-label brands. As such, we have taken positions in several innovative companies in the United Kingdom and France. This trend is also evident in other developed markets such as Australia, and is starting to appear in emerging markets as well.

The price of oil finally started to decline globally during the third fiscal quarter, with a fall of almost 25% from its peak in early August. As a result, long-time standout sectors, such as energy and materials, experienced declines. We strategically shifted our attention to sectors with merger and acquisition activity-or rumors thereof-such as utilities, consumer staples, and financials.

Security selection for the Labor Select International Equity Portfolio produced several strong performers, including Iberdrola, ING Groep, and RWE. Iberdrola, a Spanish utilities company, benefited from the merger and acquisition activity in that sector of the European markets and an improved regulatory environment, which helped boost its prospects. Iberdrola advanced strongly and we began trimming our position during the third fiscal quarter to lock in some of those gains. The Dutch financial giant, ING Groep NV made headlines this fiscal year with its ING Direct product. The company's emerging markets exposure has helped as well. RWE, a German power company, saw its share price advance on rising energy prices. We sold several positions within the portfolio to make room for RWE.

Wharf Holdings, a Hong Kong-based port operator, was among the Portfolio's noteworthy underperformers. Wharf Holdings lagged behind the broad market for the fiscal year based on investor concerns that a new competitor would take market share and dampen profitability. Telecom Corporation of New Zealand also served as a drag on the Portfolio's performance. A provider of online and telephone services in Australia and New Zealand, Telecom was disadvantaged by its sector, telecommunications, and further affected by proposed changes to New Zealand's regulatory environment. However, we have continued to hold the stock as we feel confident that Telecom is a good value, particularly due to a hefty dividend of 8.2% based on the share price on September 30, 2006. Northern Foods
- one of the leading food producers in the United Kingdom - declined due to disappointingly slow progress in its restructuring initiative, which called for the disposal of lagging product lines. We still held the stock in the Portfolio at fiscal year end for its stable cash flows that support a relatively high dividend payout.


Portfolio Managers

Emma R.E. Lewis
Clive A. Gillmore
Nigel Bliss

To learn more about the managers of The Labor Select International Equity Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ...................................................$956 million

Inception date ................................................December 19, 1995

Number of holdings ...........................................................45


32  Delaware Pooled Trust o 2006 Annual Report

The Emerging Markets Portfolio


The Emerging Markets Portfolio delivered solid absolute returns for the 12-month period ending October 31, 2006. Strong gains early and late in the fiscal year bookended a sharp decline in these markets mid-period, as investor sentiment appeared to shift from momentum investing to a focus on investing based on a more careful appraisal of valuations. For its fiscal year ended October 31, 2006, the Emerging Markets Portfolio returned +25.12% with all distributions reinvested. The Morgan Stanley Capital International Emerging Markets Free (MSCI
EMF) Index, the

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      Lifetime

25.12%        30.67%        31.33%       11.01%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on April 14, 1997 and includes reinvestment of all distributions.

  International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

  Total return assumes reinvestment of dividends and capital gains. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The MSCI Emerging Markets Free Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  33

Portfolio's benchmark, advanced +31.7%. For performance for the Portfolio, please see the chart on the previous page.

The Portfolio's underperformance versus the index can be largely attributed to our defensive, value-focused investment approach that seeks to protect investors against the downside potential posed by this asset class. Where we fell short of the index most significantly was in underweighting steeply priced markets and sectors, including many energy and commodity stocks. Our performance was also affected negatively by an underweight position in booming Indian markets and an overweight stance in the underperforming market in Thailand.

The late-spring correction was an important bellwether for emerging markets. Between May 10 and June 13, the index fell by 24.1%, and the Portfolio lost under 20%. Valuation levels had grown to unsustainable levels, lulling some investors into thinking that risk was no longer a significant concern in these markets. Although conditions were not as extreme as those prevalent when the telecommunications/media/technology bubble popped, there were echoes of unmerited confidence. We think the correction served as a useful reminder to investors of the general need to exercise discipline in the emerging markets asset class, specifically analyzing stocks and markets with care.

One sector where we carefully scrutinized constituent companies is telecommunications. A number of telecom companies worldwide have moved through their capital expenditure phase and they are now reaping the benefits with free cash coming back to shareholders as dividends. Overlooked by many investors, the trend enabled us to pick up some extremely cheap telecom stocks. An example is Taiwan's Chunghwa Telecom. At face value, it's a company without a blockbuster upside because Taiwan's phone market is fairly saturated. We looked, however, at the total return gained from holding the stock. Chunghwa offered a dividend yield of nearly 8% in a marketplace where inflation is generally very low. We also saw some modest growth potential from the company's efforts in selling add-on services.

Though we've held an underweight position in Russian stocks throughout the fiscal year, we've seen strong performances from individual holdings within this market. One in particular is the mobile phone company Mobile Telesystems (MTS). Unlike Taiwan, Russia is underserved for phones, and we believe MTS has considerable growth potential. MTS also has offered a price/earnings ratio as low as 14 and an attractive dividend yield. MTS is illustrative of how our investment process scrutinizes attributes both top-down and bottom-up. Even in countries where we believe the overall market presents drawbacks in terms of inadequate returns or excessive risk, it's often possible to find stocks that satisfy our stringent methodology.

Our gain in MTS contrasts sharply with the shortfall in relative performance because of our lack of exposure throughout the fiscal year to the Russian oil stock Gazprom, the largest stock in the MSCI EMF Index. Gazprom stock performed well during the year, but we think it is an expensive stock, based on valuation measures like discounted cash flows, that carries a high risk/return profile and, as mentioned, we underweighted the energy sector over the 12-month period. In our view, the 25% fall in oil prices from their peak during the summer was certainly a starting point toward more realistic valuations.

Following the shakeout in emerging markets in May and June, we think that a more rational and thoughtful investment environment has helped restore investors' confidence in our process. We believe our disciplined methodology has served us well over a decade of investing in emerging markets, and we feel confident in this time-tested approach and its ability to serve our clients well.


Portfolio Managers

Robert Akester
Clive A. Gillmore

To learn more about the managers of The Emerging Markets Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ...................................................$717 million

Inception date ...................................................April 14, 1997

Number of holdings ...........................................................94


34  Delaware Pooled Trust o 2006 Annual Report

The Global Fixed Income Portfolio


For its fiscal year ended October 31, 2006, The Global Fixed Income Portfolio returned +5.55% with all distributions reinvested. The Citigroup World Government Bond Index advanced +5.12%. For performance for the Portfolio, please see the table below.

Rises in most foreign currencies versus the U.S. dollar boosted absolute performance for U.S. dollar-based investors in the global fixed income markets.

The Portfolio's overweight exposures versus the benchmark to Sweden, Poland, Australia, and Mexico were contributors to our performance. On the minus side, our overweight position in a weak Japanese market and underweight exposures to relatively strong euro zone, United Kingdom, and Canadian markets were detractors. In the case of the latter two, we had zero exposure as of fiscal year end. We have also maintained

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      10 Years       Lifetime

5.55%         5.59%         10.35%       6.35%          8.29%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on October 31, 1996 and includes reinvestment of all distributions.

  International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

  Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Citigroup World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  35
our underweight in euro zone government bonds and closed our Swedish exposure, as we see better value elsewhere. In particular, we have initiated exposures to Australian, Polish, and Mexican government bonds. In our view, these bonds are likely to benefit from those countries' strong economic fundamentals.

In determining portfolio weightings, we focus on the relative prospective real yield or PRY, a measure of a market's 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in global bond markets and currencies may result in accumulated value in areas of the global bond universe, which our approach - investing in high PRY markets - seeks to exploit.

We are still overweight in Japanese government bonds. In our assessment, the yen is extremely undervalued versus the U.S. dollar, and likely to rise due to a prospect of healthy gross domestic product growth and expected low inflation in Japan over the next two years. A rise in the yen could in turn boost the return on Japanese government bonds for U.S. dollar-based investors.

We believe that the U.S. dollar is likely to drop further, possibly sharply, reflecting the huge U.S. trade deficit and widespread inflation risks. Unit labor costs are rising rapidly, due largely to lower productivity growth, while the fall in the U.S. dollar over the past 12 months may result in higher imported inflation. We remain underweight versus the index in Canadian bonds, with zero exposure in the portfolio.


Portfolio Managers

Joanna Bates
Christopher A. Moth
John Kirk

To learn more about the managers of The Global Fixed Income Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ...................................................$276 million

Inception date ................................................November 30, 1992

Number of holdings ...........................................................48


36  Delaware Pooled Trust o 2006 Annual Report

The International Fixed Income Portfolio


For its fiscal year ended October 31, 2006, the International Fixed Income Portfolio returned +4.77% with all distributions reinvested. The Citigroup Non-U.S. World Government Bond Index advanced +5.31%. For performance for the Portfolio, please see the chart below.

Rises in most foreign currencies versus the U.S. dollar boosted performance for U.S. dollar-based investors in the international fixed income markets.

Strong returns from the Portfolio's overweight exposures to Sweden, Poland, Australia, and Mexico were contributors to our performance versus our benchmark. On the minus side, our overweight position in a weak Japanese market and underweight exposures to relatively strong euro zone, United Kingdom, and Canadian markets were detractors. In the case of the latter two, we had zero exposure as of fiscal year end. We have also maintained

The performance data quoted in this report represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 362-7500 or visiting our Web site at www.delawareinvestments.com/institutional/performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Pooled Trust prospectus contains this and other important information about the investment company. Please request a prospectus by calling 800 231-8002. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions.

The views expressed are current as of the date of this report and are subject to change.


Average Annual Total Returns

Periods ended October 31, 2006

________________________________________________________________________________

1 Year        3 Years       5 Years      Lifetime

4.77%         5.08%         10.22%       6.01%
________________________________________________________________________________


Growth of $1,000,000*

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


* Chart assumes $1,000,000 invested on April 11, 1997 and includes reinvestment of all distributions.

  International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

  Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  The Citigroup Non-U.S. World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. You cannot invest directly in an index.

  An expense limitation was in effect during the period shown. Performance would have been lower had the expense limitation not been in effect.

  The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

  Past performance is not a guarantee of future results.


                                  2006 Annual Report o Delaware Pooled Trust  37
our underweight in euro zone government bonds and closed our Swedish exposure, as we see better value elsewhere. In particular, we have initiated exposures to Australian, Polish, and Mexican government bonds. In our view, these bonds are likely to benefit from those countries' strong economic fundamentals.

In determining portfolio weightings, we focus on the relative prospective real yield or PRY, a measure of a market's 10-year bond yield, adjusted by our assessment of inflation for the next two years. Over any given year, movements in global bond markets and currencies may result in accumulated value in areas of the global bond universe, which our approach - investing in high PRY markets - seeks to exploit.

We are still overweight in Japanese government bonds. In our assessment, the yen is extremely undervalued versus the U.S. dollar and likely to rise, due to a prospect of healthy gross domestic product growth and low inflation in Japan over the next two years. A rise in the yen could in turn boost the return on Japanese government bonds for U.S. dollar-based investors.

We believe that the U.S. dollar is likely to drop further, possibly sharply, reflecting the huge U.S. trade deficit and widespread inflation risks. Unit labor costs are rising rapidly, due largely to lower productivity growth, while the fall in the U.S. dollar over the past 12 months may result in higher imported inflation. We remain underweight versus the index in Canadian bonds, with zero exposure in the Portfolio.


Portfolio Managers

Joanna Bates
Christopher A. Moth
John Kirk

To learn more about the managers of The International Fixed Income Portfolio, please see pages 39 through 46.

Portfolio Profile

October 31, 2006

Total net assets ....................................................$39 million

Inception date ...................................................April 11, 1997

Number of holdings ...........................................................35


38  Delaware Pooled Trust o 2006 Annual Report

Portfolio Manager Biographies


Robert Akester
Senior Portfolio Manager -
Mondrian Investment Partners Ltd.

The Emerging Markets Portfolio

Prior to joining Mondrian Investment Partners Ltd. in 1996, Mr. Akester, who began his investment career in 1969, was most recently a director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a senior analyst and head of the South-East Asian Research team at James Capel, and as a fund manager at Prudential Assurance Co. Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London, and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.


Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

The Real Estate Investment Trust Portfolio II

Mr. Andres, who joined Delaware Investments in 1994, currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.


Fiona A. Barwick
Director of Regional Research -
Mondrian Investment Partners Ltd.

The International Equity Portfolio

Ms. Barwick joined Mondrian Investment Partners Ltd. in the spring of 1993 to cover the Pacific Basin markets. Prior to this, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick is an associate of the UK Society of Investment Professionals and is a graduate of University College, London.


Marshall T. Bassett
Senior Vice President, CIO - Emerging Growth Equity

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Bassett joined Delaware Investments in 1997. He leads the firm's Emerging Growth team, which focuses on small-, mid-, and smid-cap investment products and strategies. Prior to taking over leadership of the Emerging Growth team, Mr. Bassett spent eight years as a portfolio manager and analyst, focusing on consumer and retail stocks in the growth area. From 1989 to 1997, he worked at Morgan Stanley Asset Management Group, where he most recently served as a vice president in its Emerging Growth group, analyzing small-cap growth companies. Before that, he worked at a community bank in Hopkinsville, Ky., which eventually became part of The Sovran Bank and Trust Company. He received his bachelor's degree from Duke University and an MBA from the Fuqua School of Business at Duke University. Mr. Bassett is a member of the Fuqua School's alumni board.


Joanna Bates
Senior Portfolio Manager -
Mondrian Investment Partners Ltd.

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Ms. Bates joined Mondrian Investment Partners Ltd. Fixed Income team in 1997, before which she was associate director of Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. At Mondrian, Ms. Bates is a senior portfolio manager with many client relationships including those based in Japan. Her research specialties are emerging market currencies and debt. Ms. Bates is a graduate of London University, and is an associate of the UK Society of Investment Professionals.


                                  2006 Annual Report o Delaware Pooled Trust  39

Nigel Bliss
Senior Portfolio Manager -
Mondrian Investment Partners Ltd.

The Labor Select International Equity Portfolio

Mr. Bliss joined Mondrian Investment Partners Ltd. in July 1995 and is currently a member of the Pacific Equity team where his country research focus lies with Greater China. His sector coverage includes property, utilities, energy, and industrials. He commenced his career at Cazenove & Co. after graduating from the University of Manchester. Mr. Bliss is an associate of the UK Society of Investment Professionals.


Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager,
Equity Analyst

The All-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Mr. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm's Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware.


Ryan K. Brist, CFA
Managing Director, CIO - Fixed Income Investments

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Mr. Brist is co-head of the fixed-income department at Delaware Investments, where he oversees the fixed income investment process, and is primarily responsible for total return-based products. Prior to joining Delaware Investments in 2000, he was a member of the portfolio management team that managed Conseco Capital Management's investment-grade Core and Core Plus products for five years. He previously worked in investment banking as an analyst for Dean WitterReynolds in New York. Mr. Brist holds a bachelor's degree in finance from Indiana University.


Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager,
Equity Analyst

The All-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio

Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm's Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University.


Steven G. Catricks, CFA
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Catricks joined Delaware Investments in 2001. He handles research and analysis in the technology sector for the firm's Emerging Growth Equity team. Previously, he was an equity analyst at BlackRock Financial from 1999 to 2000, where he specialized in small-capitalization growth stocks. He also worked as a systems engineer at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Mr. Catricks holds a bachelor's degree in electrical engineering from Drexel University and a master's degree in engineering from the University of Pennsylvania, and has more than 18 years of experience in the technology industry. Mr. Catricks is a member of the Institute of Electrical and Electronics Engineers.


40  Delaware Pooled Trust o 2006 Annual Report

Stephen R. Cianci, CFA
Senior Vice President, Senior Portfolio Manager

The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Mr. Cianci began his career at Delaware Investments in 1992 as an investment-grade research analyst. Today, he is a senior member of the firm's Core and Core Plus investment teams, as well as a mortgage-backed and asset-backed portfolio manager. Mr. Cianci is also the lead portfolio manager for the firm's Intermediate, Limited-Term, and Inflation-Protected Bond teams. He is an adjunct professor of finance and a member of the Business Advisory Council at Widener University, where he also graduated with finance-oriented bachelor's and MBA degrees.


Elizabeth A. Desmond
Director and Chief Investment Officer, Developed
Equity Markets - Mondrian Investment Partners Ltd.

The International Equity Portfolio

Prior to joining Mondrian in the spring of 1991, Ms. Desmond was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. Ms. Desmond is a CFA charterholder, and a member of the CFA Institute and the UK Society of Investment Professionals.


Christopher M. Ericksen, CFA
Vice President, Portfolio Manager, Equity Analyst

The Large-Cap Growth Equity Portfolio

Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the firm's Focus Growth Equity team, which is responsible for large-cap growth and all-cap growth products, and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.


Patrick G. Fortier, CFA
Vice President, Portfolio Manager, Equity Analyst

The All-Cap Growth Equity Portfolio

Mr. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team is responsible for large-cap growth and all-cap growth products, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky.


Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager -
Mondrian Investment Partners Ltd.

The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio

In 1990, Mr. Gillmore joined Mondrian Investment Partners' predecessor organization as a founding member, having previously worked as a senior portfolio manager for Hill Samuel Investment Management Ltd., and a portfolio manager at Legal and General Investment Management. His research responsibilities are focused today on companies operating in the world's emerging equity markets. He has 20 years of experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. He is a member of Mondrian's Equity Strategy Committee and the company's Management Steering Committee.


Barry S. Gladstein, CFA
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Gladstein joined Delaware Investments in 1995. He is responsible for providing oversight and research to the


                                  2006 Annual Report o Delaware Pooled Trust  41
firm's Emerging Growth Equity team. Prior to joining Delaware Investments, he was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young. He holds a bachelor's degree from Binghamton University and an MBA from The Wharton School of the University of Pennsylvania, and he is a member of the CFA Society of Philadelphia.


Paul Grillo, CFA
Senior Vice President, Senior Portfolio Manager

The Intermediate Fixed Income Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio

Mr. Grillo joined Delaware Investments in 1992 and is a senior member of the firm's Core and Core Plus fixed income investment teams. He also serves as a mortgage-backed and asset-backed securities analyst and is an integral team member of the intermediate and limited-term mandates. Prior to joining Delaware Investments, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.


Gregory M. Heywood, CFA
Vice President, Portfolio Manager, Equity Analyst

The All-Cap Growth Equity Portfolio

Mr. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the firm's Focus Growth Equity team. This team is responsible for large-cap growth and all-cap growth portfolio, and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management. Before joining Transamerica in 2004, he worked as a senior analyst for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Mr. Heywood received a bachelor's degree and an MBA from the University of California at Berkeley.


Christopher M. Holland
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Holland, who joined Delaware Investments in 2001, is a portfolio manager in the business services sector of the firm's Emerging Growth Equity team. Prior to joining Delaware Investments, Mr. Holland worked for three years as a municipal fixed income analyst at BlackRock and in private client services at J.P. Morgan Chase for another year. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University.


Jordan L. Irving
Vice President, Senior Portfolio Manager

The Large-Cap Value Equity Portfolio

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.


John Kirk

Director and Senior Portfolio Manager -
Mondrian Investment Partners Ltd.

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Before joining Mondrian in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis. Mr. Kirk started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk leads the credit research and heads the Global Credit Valuation Committee. Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University.


42  Delaware Pooled Trust o 2006 Annual Report

Nikhil G. Lalvani, CFA
Vice President, Portfolio Manager

The Large-Cap Value Equity Portfolio

Mr. Lalvani is a portfolio manager with the firm's Large-Cap Value Focus team and has managed the Large-Cap Value Equity Portfolio since October 2006. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor's degree in finance from Pennsylvania State University and is a member of the CFA Society of Philadelphia.


Steven T. Lampe, CPA
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Lampe, who joined Delaware Investments in 1995, is a portfolio manager in the business and financial services and healthcare sectors of the Emerging Growth Equity team. He previously served as a manager at Pricewaterhouse, specializing in financial services firms. Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania.


Emma R.E. Lewis
Senior Portfolio Manager -
Mondrian Investment Partners Ltd.

The Labor Select International Equity Portfolio

Ms. Lewis joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. Ms. Lewis is currently a senior portfolio manager at Mondrian where she manages international portfolios. Prior to joining Mondrian, Ms. Lewis began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. She is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. Ms. Lewis is an associate of the UK Society of Investment Professionals.


Anthony A. Lombardi, CFA
Vice President, Senior Portfolio Manager

The Large-Cap Value Equity Portfolio

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts.


Nigel G. May
Director and Chief Investment Officer, Developed Equity
Markets - Mondrian Investment Partners Ltd.

The International Equity Portfolio

Mr. May joined Mondrian in 1991. Having led the European team's research effort since 1995, he now also has responsibility for the North American and Small Cap teams. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Management Ltd., having joined the Hill Samuel Investment Group in 1986. He is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering.


Christopher A. Moth
Director and Chief Investment Officer, Global Fixed
Income & Currency - Mondrian Investment Partners Ltd.

The Global Fixed Income Portfolio

The International Fixed Income Portfolio

Mr. Moth joined Mondrian in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made key contributions to the development of Mondrian's fixed income product, and was primarily responsible for the structure of the company's in-house systems to control and facilitate the investment process. He is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. Mr. Moth chairs the Global Fixed Income and Currency Committee meeting.


                                  2006 Annual Report o Delaware Pooled Trust  43

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager,
Team Leader

The Large-Cap Value Equity Portfolio

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.


Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Mr. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm's Focus Growth Equity team, which is responsible for large-cap growth and all-cap growth portfolios, and one smid-cap portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA and bachelor's degree in business administration from the University of California at Berkeley.


Timothy L. Rabe, CFA
Senior Vice President, Head of High Yield Investments,
Senior Portfolio Manager

The High-Yield Bond Portfolio

Mr. Rabe joined Delaware Investments in 2000. He is head of the high yield trading department responsible for investing strategy. Prior to joining Delaware Investments, Mr. Rabe was a high yield portfolio manager for Conseco Capital Management for five years. Prior to that, he worked as a tax analyst for the Northern Trust Company. Mr. Rabe received a bachelor's degree in finance from the University of Illinois.


David G. Tilles
Managing Director, Chief Executive Officer, Chief
Investment Officer - Mondrian Investment Partners Ltd.

The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Mr. Tilles was educated at the Sorbonne, Warwick University, and Heidelberg University. Prior to joining Mondrian in 1990 as managing director and chief investment officer of Mondrian Investment Partners Limited, he spent 16 years with Hill Samuel in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was chief investment officer of Hill Samuel Investment Management Ltd.


Matthew Todorow, CFA
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Todorow joined Delaware Investments in December 2003. His primary portfolio management responsibilities for the firm's Emerging Growth Equity team are in healthcare, a sector he has covered since 1997. Prior to joining Delaware Investments, he served as an executive director for Morgan Stanley Investment Management and was a portfolio manager for its small/mid-cap group. Mr. Todorow holds a bachelor's degree from Temple University and an MBA from the University of Georgia's Terry College of Business, and he is a member of the CFA Society of Philadelphia.


44  Delaware Pooled Trust o 2006 Annual Report

Rudy D. Torrijos III
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Mr. Torrijos joined Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector for the firm's Emerging Growth Equity team. He spent the prior two years as a technology analyst at Fiduciary Trust, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos worked as a technology analyst at Hellman Jordan Management for three years, and he began his career as a marketing/strategic financial planning analyst at Unocal in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics.


Jeffrey S. Van Harte, CFA
Senior Vice President, CIO - Focus Growth Equity

The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio

Mr. Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth and all-cap growth portfolios, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor's degree in finance from California State University at Fullerton.


Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager

The Large-Cap Value Equity Portfolio

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.


Lori P. Wachs, CFA
Vice President, Portfolio Manager

The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Smid-Cap Growth Equity Portfolio

Ms. Wachs joined Delaware Investments in 1992. She is a portfolio manager and analyst for the consumer sector in the firm's Emerging Growth Equity group. She joined Delaware Investments after serving in the equity-risk arbitrage department of Goldman Sachs from 1990 to 1992. She holds a bachelor's degree in economics from The Wharton School of the University of Pennsylvania.


Nashira S. Wynn
Vice President, Portfolio Manager

The Large-Cap Value Equity Portfolio

Ms. Wynn is a portfolio manager with the firm's Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor's degree in finance, with a minor in economics, from The College of New Jersey, and she attended England's Oxford University as a presidential scholar. Ms. Wynn is also a CFA Level I candidate.


                                  2006 Annual Report o Delaware Pooled Trust  45

Babak (Bob) Zenouzi
Senior Vice President, Senior Portfolio Manager

The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio II

Mr. Zenouzi rejoined Delaware Investments in May 2006. He had left the firm in 1999 after seven years as an analyst and portfolio manager. Currently, he leads the firm's REIT group, including the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also serves as lead portfolio manager for the firm's Dividend Income products, which he helped create in the 1990s. Most recently, Mr. Zenouzi worked at Chartwell Investment Partners from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts.


46  Delaware Pooled Trust o 2006 Annual Report

Disclosure
     OF PORTFOLIO EXPENSES
     For the Period May 1, 2006 to October 31, 2006

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return", provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Portfolios' actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, "Expenses Paid During Period" are equal to a Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Expense Analysis of an Investment of $1,000

                                                                     Expenses
                              Beginning     Ending                  Paid During
                               Account      Account   Annualized      Period
                                Value        Value     Expense       5/1/06 to
                               5/1/06      10/31/06    Ratios        10/31/06
________________________________________________________________________________

Actual Portfolio Return

The Large-Cap Value
     Equity Portfolio         $1,000.00    $1,106.10     0.68%         $3.61
The All-Cap Growth
     Equity Portfolio          1,000.00       961.70     0.89%          4.40
The Large-Cap Growth
     Equity Portfolio          1,000.00       975.60     0.65%          3.24
The Mid-Cap Growth
     Equity Portfolio          1,000.00       944.80     0.93%          4.56
The Small-Cap Growth
     Equity Portfolio          1,000.00       953.70     0.89%          4.38
The Focus Smid-Cap
     Growth Equity Portfolio   1,000.00     1,002.90     0.92%          4.64
The Smid-Cap Growth
     Equity Portfolio          1,000.00       957.80     0.92%          4.54
The Real Estate
     Investment Trust
     Portfolio II              1,000.00     1,179.20     0.86%          4.72
The Intermediate Fixed
     Income Portfolio          1,000.00     1,037.90     0.43%          2.21
The Core Focus Fixed
     Income Portfolio          1,000.00     1,044.80     0.43%          2.22
The High-Yield Bond
     Portfolio                 1,000.00     1,051.50     0.59%          3.05
The Core Plus Fixed
     Income Portfolio          1,000.00     1,050.60     0.45%          2.33
The International
     Equity Portfolio          1,000.00     1,074.70     0.90%          4.71
The Labor Select
     International
     Equity Portfolio          1,000.00     1,089.10     0.89%          4.69
The Emerging Markets
     Portfolio                 1,000.00       994.20     1.27%          6.38
The Global Fixed
     Income Portfolio          1,000.00     1,030.00     0.60%          3.07
The International Fixed
     Income Portfolio          1,000.00     1,028.20     0.60%          3.07

Hypothetical 5% Return (5% return before expenses)

The Large-Cap Value
     Equity Portfolio         $1,000.00    $1,021.78     0.68%         $3.47
The All-Cap Growth
     Equity Portfolio          1,000.00     1,020.72     0.89%          4.53
The Large-Cap Growth
     Equity Portfolio          1,000.00     1,021.93     0.65%          3.31
The Mid-Cap Growth
     Equity Portfolio          1,000.00     1,020.52     0.93%          4.74
The Small-Cap Growth
     Equity Portfolio          1,000.00     1,020.72     0.89%          4.53
The Focus Smid-Cap
     Growth Equity Portfolio   1,000.00     1,020.57     0.92%          4.69
The Smid-Cap Growth
     Equity Portfolio          1,000.00     1,020.57     0.92%          4.69
The Real Estate
     Investment Trust
     Portfolio II              1,000.00     1,020.87     0.86%          4.38
The Intermediate Fixed
     Income Portfolio          1,000.00     1,023.04     0.43%          2.19
The Core Focus
     Fixed Income Portfolio    1,000.00     1,023.04     0.43%          2.19
The High-Yield
     Bond Portfolio            1,000.00     1,022.23     0.59%          3.01
The Core Plus
     Fixed Income Portfolio    1,000.00     1,022.94     0.45%          2.29
The International
     Equity Portfolio          1,000.00     1,020.67     0.90%          4.58
The Labor Select
     International
     Equity Portfolio          1,000.00     1,020.72     0.89%          4.53
The Emerging
     Markets Portfolio         1,000.00     1,018.80     1.27%          6.46
The Global Fixed Income
     Portfolio                 1,000.00     1,022.18     0.60%          3.06
The International Fixed
     Income Portfolio          1,000.00     1,022.18     0.60%          3.06


                                  2006 Annual Report o Delaware Pooled Trust  47

Delaware Pooled Trust - The Large-Cap Value Equity Portfolio

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                   Percentage
Sector                                           of Net Assets
______________________________________________________________

Common Stock                                        99.38%
______________________________________________________________

Consumer Discretionary                              10.05%
Consumer Staples                                    11.46%
Energy                                               5.12%
Financials                                          23.11%
Health Care                                         18.17%
Industrials                                          5.83%
Information Technology                              12.92%
Materials                                            3.23%
Telecommunications                                   6.50%
Utilities                                            2.99%
______________________________________________________________

Repurchase Agreements                                0.55%
______________________________________________________________

Total Market Value of Securities                    99.93%
______________________________________________________________

Receivables and Other Assets Net of Liabilities      0.07%
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

Mattel                                               3.68%
Gap                                                  3.43%
AT&T                                                 3.42%
Intel                                                3.39%
Merck & Co                                           3.37%
Xerox                                                3.30%
duPont (E.I.) deNemours                              3.23%
ConAgra Foods                                        3.21%
International Business Machines                      3.17%
Pfizer                                               3.09%
______________________________________________________________


48  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The All-Cap Growth Equity Portfolio

As of October 31,
2006 Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock \                                     100.19%
______________________________________________________________

Basic Industry/Capital Goods                         1.77%
Business Services                                    7.42%
Consumer Durables                                    3.28%
Consumer Non-Durables                               14.12%
Consumer Services                                   25.75%
Energy                                               1.33%
Financials                                           9.47%
Health Care                                         16.28%
Technology                                          20.77%
______________________________________________________________

Repurchase Agreements                                0.41%
______________________________________________________________

Total Market Value of Securities                   100.60%
______________________________________________________________

Liabilities Net of Receivables and Other Assets     (0.60%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

\ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

NetFlix                                              9.11%
eBay                                                 6.68%
UnitedHealth Group                                   5.56%
Jackson Hewitt Tax Service                           4.98%
SanDisk                                              4.94%
QUALCOMM                                             4.88%
IntercontinentalExchange                             4.55%
Weight Watchers International                        4.37%
Allergan                                             4.34%
Seagate Technology                                   3.62%
______________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  49

Delaware Pooled Trust - The Large-Cap Growth Equity Portfolio

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock                                        99.89%
______________________________________________________________

Basic Industries/Capital Goods                       3.67%
Business Services                                   17.70%
Consumer Non-Durables                               16.23%
Consumer Services                                   15.86%
Financials                                           7.52%
Health Care                                         16.99%
Technology                                          21.92%
______________________________________________________________

Federal Agency (Discount Note)                       0.68%
______________________________________________________________

Total Market Value of Securities                   100.57%
______________________________________________________________

Liabilities Net of Receivables and Other Assets     (0.57%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

QUALCOMM                                             5.39%
eBay                                                 5.04%
UnitedHealth Group                                   4.68%
Genentech                                            4.65%
Google Class A                                       4.48%
United Parcel Service Class B                        4.33%
Procter & Gamble                                     4.31%
Walgreen                                             4.26%
Chicago Mercantile Exchange Holdings                 4.19%
Staples                                              4.05%
______________________________________________________________


50  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Mid-Cap Growth Equity Portfolio

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock                                        92.43%
______________________________________________________________

Basic Industry/Capital Goods                         9.68%
Business Services                                   10.83%
Consumer Durables                                    1.74%
Consumer Non-Durables                               12.65%
Consumer Services                                    6.09%
Energy                                               6.67%
Financials                                           9.09%
Health Care                                         13.42%
Technology                                          21.03%
Transportation                                       1.23%
______________________________________________________________

Repurchase Agreements                                8.77%
______________________________________________________________

Total Market Value of Securities                   101.20%
______________________________________________________________

Liabilities Net of Receivables and Other Assets     (1.20%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

Expeditors International of Washington               2.87%
Staples                                              2.83%
Caremark Rx                                          2.26%
National Oilwell Varco                               2.21%
Coach                                                2.17%
Marriott International Class A                       2.11%
Hologic                                              2.07%
L-3 Communications                                   2.06%
Allegheny Technologies                               2.01%
Lehman Brothers Holdings                             1.95%
______________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  51

Delaware Pooled Trust - The Small-Cap Growth Equity Portfolio

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock \                                      95.62%
______________________________________________________________

Basic Industry/Capital Goods                         9.69%
Business Services                                    3.74%
Consumer Durables                                    0.07%
Consumer Non-Durables                               12.67%
Consumer Services                                    3.39%
Energy                                               4.97%
Financials                                           9.58%
Health Care                                         23.55%
Technology                                          25.36%
Transportation                                       2.60%
______________________________________________________________

Repurchase Agreements                                6.77%
______________________________________________________________

Total Market Value of Securities                   102.39%
______________________________________________________________

Liabilities Net of Receivables and Other Assets     (2.39%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

\ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

United Therapeutics                                  2.78%
Coach                                                2.62%
Under Armour Class A                                 2.33%
Dick's Sporting Goods                                2.30%
NuVasive                                             2.02%
Hologic                                              1.97%
Akamai Technologies                                  1.86%
Sciele Pharma                                        1.75%
Bucyrus International Class A                        1.71%
Polycom                                              1.69%
______________________________________________________________


52  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Focus Smid-Cap Growth Equity Portfolio (formerly The Small-Cap Growth II Equity Portfolio)

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock                                        96.86%
______________________________________________________________

Basic Industries/Capital Goods                       4.28%
Business Services                                   12.68%
Consumer Durables                                    9.04%
Consumer Non-Durables                               17.42%
Consumer Services                                   20.24%
Financials                                          15.66%
Health Care                                          5.04%
Technology                                           8.19%
Transportation                                       4.31%
______________________________________________________________

Federal Agency (Discount Note)                       3.28%
______________________________________________________________

Total Market Value of Securities                   100.14%
______________________________________________________________

Liabilities Net of Receivables and Other Assets     (0.14%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

Blue Nile                                            6.64%
NetFlix                                              6.03%
Jackson Hewitt Tax Service                           5.56%
optionsXpress Holdings                               5.35%
NAVTEQ                                               5.28%
IHOP                                                 5.13%
Techne                                               5.04%
Weight Watchers International                        4.91%
Fastenal                                             4.75%
Select Comfort                                       4.68%
______________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  53

Delaware Pooled Trust - The Smid-Cap Growth Equity Portfolio

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock                                       101.53%
______________________________________________________________

Basic Industries/Capital Goods                      11.04%
Business Services                                    7.78%
Consumer Durables                                    2.94%
Consumer Non-Durables                                9.95%
Consumer Services                                    8.47%
Energy                                               5.50%
Financials                                          12.87%
Health Care                                         20.34%
Technology                                          20.41%
Transportation                                       2.23%
______________________________________________________________

Total Market Value of Securities                   101.53%
______________________________________________________________

Liabilities Net of Receivables and Other Assets     (1.53%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

United Therapeutics                                  2.86%
Under Armour Class A                                 2.42%
Gymboree                                             2.22%
First Cash Financial Services                        1.97%
Nastech Pharmaceutical                               1.91%
Joy Global                                           1.87%
Amdocs                                               1.85%
Akamai Technologies                                  1.83%
Chipotle Mexican Grill Class A                       1.82%
Hibbett Sporting Goods                               1.78%
______________________________________________________________


54  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Real Estate Investment Trust Portfolio II

As of October 31, 2006
Sector Allocation and Top 10 Holdings

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Common Stock                                        95.82%
______________________________________________________________

Diversified REITs                                    6.76%
Health Care REITs                                    4.36%
Hotel REITs                                          5.82%
Industrial REITs                                     8.40%
Mall REITs                                          12.46%
Manufactured Housing REITs                           0.91%
Multifamily REITs                                   19.03%
Office REITs                                        19.31%
Office/Industrial REITs                              1.12%
Real Estate Operating Companies                      1.46%
Self-Storage REITs                                   3.09%
Shopping Center REITs                               12.34%
Specialty REITs                                      0.76%
______________________________________________________________

Repurchase Agreements                                3.78%
______________________________________________________________

Total Market Value of Securities                    99.60%
______________________________________________________________

Receivables and Other Assets Net of Liabilities      0.40%
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

                                                 Percentage
Top 10 Holdings                                 of Net Assets
______________________________________________________________

Simon Property Group                                 6.87%
Vornado Realty Trust                                 5.30%
Equity Residential                                   5.22%
ProLogis                                             4.98%
Boston Properties                                    4.54%
AvalonBay Communities                                4.23%
Archstone-Smith Trust                                4.15%
Host Hotels & Resorts                                3.63%
Kimco Realty                                         3.29%
Equity Office Properties Trust                       3.13%
______________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  55

Delaware Pooled Trust - The Intermediate Fixed Income Portfolio

As of October 31, 2006
Sector Allocation and Credit Rating Breakdown

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Agency Asset-Backed Securities                       0.33%
______________________________________________________________

Agency Collateralized Mortgage Obligations           4.28%
______________________________________________________________

Agency Mortgage-Backed Securities                    7.41%
______________________________________________________________

Agency Obligations                                   1.37%
______________________________________________________________

Commercial Mortgage-Backed Securities                6.34%
______________________________________________________________

Corporate Bonds                                     31.14%
______________________________________________________________

Banking                                              3.75%
Basic Industry                                       0.45%
Brokerage                                            1.75%
Capital Goods                                        0.84%
Communications                                       4.55%
Consumer Cyclical                                    3.03%
Consumer Non-Cyclical                                1.86%
Electric                                             3.36%
Energy                                               1.35%
Financials                                           2.15%
Insurance                                            4.08%
Natural Gas                                          1.31%
Real Estate                                          0.96%
Technology                                           0.70%
Transportation                                       1.00%
______________________________________________________________

Municipal Bonds                                      0.45%
______________________________________________________________

Non-Agency Asset-Backed Securities                  11.00%
______________________________________________________________

Non-Agency Collateralized Mortgage Obligations      15.86%
______________________________________________________________

U.S. Treasury Obligations                           17.53%
______________________________________________________________

Repurchase Agreements                                2.92%
______________________________________________________________

Total Market Value of Securities                    98.63%
______________________________________________________________

Receivables and Other Assets Net of Liabilities      1.37%
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________


Credit Rating Breakdown (as a % of fixed income investments)
______________________________________________________________

AAA                                                 68.14%
AA                                                   4.20%
A                                                    9.55%
BBB                                                 18.11%
______________________________________________________________

Total                                              100.00%
______________________________________________________________


56  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Core Focus Fixed Income Portfolio

As of October 31, 2006
Sector Allocation and Credit Rating Breakdown

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Agency Asset-Backed Securities                       0.12%
______________________________________________________________

Agency Collateralized Mortgage Obligations           1.60%
______________________________________________________________

Agency Mortgage-Backed Securities                   22.03%
______________________________________________________________

Agency Obligations                                   0.78%
______________________________________________________________

Commercial Mortgage-Backed Securities                3.94%
______________________________________________________________

Corporate Bonds                                     31.53%
______________________________________________________________

Banking                                              5.17%
Basic Industries                                     0.51%
Brokerage                                            1.48%
Capital Goods                                        0.65%
Communications                                       4.24%
Consumer Cyclical                                    2.24%
Consumer Non-Cyclical                                1.17%
Electric                                             4.71%
Energy                                               0.68%
Financials                                           2.09%
Industrial                                           0.25%
Insurance                                            4.03%
Natural Gas                                          1.66%
Real Estate                                          0.66%
Technology                                           0.47%
Transportation                                       1.52%
______________________________________________________________

Federal Agencies (Discount Notes)                   12.87%
______________________________________________________________

Foreign Agencies                                     0.51%
______________________________________________________________

Foreign Local Governments                            0.11%
______________________________________________________________

Municipal Bonds                                      0.56%
______________________________________________________________

Non-Agency Asset-Backed Securities                   6.14%
______________________________________________________________

Non-Agency Collateralized Mortgage Obligations      17.78%
______________________________________________________________

U.S. Treasury Obligations                           14.24%
______________________________________________________________

Preferred Stock                                      0.70%
______________________________________________________________

Total Market Value of Securities                   112.91%
______________________________________________________________

Liabilities Net of Receivables and Other Assets    (12.91%)
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________


Credit Rating Breakdown (as a % of fixed income investments)
______________________________________________________________

AAA                                                 65.80%
AA                                                   4.21%
A                                                   11.02%
BBB                                                 18.97%
______________________________________________________________

Total                                              100.00%
______________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  57

Delaware Pooled Trust - The High-Yield Bond Portfolio

As of October 31, 2006
Sector Allocation and Credit Rating Breakdown

Sector designations may be different than the sector designations presented in other Portfolio materials.


                                                 Percentage
Sector                                          of Net Assets
______________________________________________________________

Corporate Bonds                                     94.20%
______________________________________________________________

Basic Industry                                      13.49%
Brokerage                                            2.16%
Capital Goods                                        6.33%
Consumer Cyclical                                    6.95%
Consumer Non-Cyclical                                8.88%
Energy                                               5.19%
Finance & Investments                                1.84%
Media                                               10.60%
Real Estate                                          1.66%
Services Cyclical                                   15.30%
Services Non-Cyclical                                5.47%
Technology & Electronics                             2.42%
Telecommunications                                  11.00%
Utilities                                            2.91%
______________________________________________________________

Convertible Bonds                                    0.04%
______________________________________________________________

Emerging Markets Bonds                               0.07%
______________________________________________________________

Common Stock                                         0.90%
______________________________________________________________

Warrants                                             0.00%
______________________________________________________________

Repurchase Agreements                                1.82%
______________________________________________________________

Total Market Value of Securities                    97.03%
______________________________________________________________

Receivables and Other Assets Net of Liabilities      2.97%
______________________________________________________________

Total Net Assets                                   100.00%
______________________________________________________________


Credit Rating Breakdown (as a % of fixed income investments)
______________________________________________________________

AAA                                                  4.14%
BBB                                                  0.60%
BB                                                  19.83%
B                                                   56.46%
CCC                                                 15.33%
D                                                    0.43%
Not Rated                                            3.21%
______________________________________________________________

Total                                              100.00%
______________________________________________________________


58  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The International Equity Portfolio

As of October 31, 2006
Sector and Country Allocations

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                     Percentage
Country                                             of Net Assets
_________________________________________________________________

Common Stock                                           98.74%
_________________________________________________________________

Australia                                               9.88%
Belgium                                                 2.41%
Finland                                                 1.64%
France                                                 13.93%
Germany                                                 5.97%
Hong Kong                                               2.40%
Italy                                                   5.31%
Japan                                                  14.23%
Netherlands                                             5.18%
New Zealand                                             1.17%
Republic of Korea                                       0.96%
Singapore                                               1.88%
South Africa                                            1.09%
Spain                                                   8.03%
Taiwan                                                  1.19%
United Kingdom                                         23.47%
_________________________________________________________________

Repurchase Agreements                                   1.00%
_________________________________________________________________

Securities Lending Collateral                          24.11%
_________________________________________________________________

Fixed Rate Notes                                        7.11%
Variable Rate Notes                                    17.00%
_________________________________________________________________

Total Market Value of Securities                      123.85%
_________________________________________________________________

Obligation to Return Securities Lending Collateral    (24.11%)
_________________________________________________________________

Receivables and Other Assets Net of Liabilities         0.26%
_________________________________________________________________

Total Net Assets                                      100.00%
_________________________________________________________________


                                                     Percentage
Sector                                              of Net Assets
_________________________________________________________________

Consumer Discretionary                                  8.99%
Consumer Staples                                        9.96%
Energy                                                 11.05%
Financials                                             31.30%
Health Care                                             5.42%
Industrials                                             3.52%
Information Technology                                  3.82%
Materials                                               6.29%
Telecommunication Services                             11.69%
Utilities                                               6.70%
_________________________________________________________________

Total                                                  98.74%
_________________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  59

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio

As of October 31, 2006
Sector/Country Allocation and Credit Rating Breakdown

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                     Percentage
Sector                                              of Net Assets
_________________________________________________________________

Agency Asset-Backed Securities                          0.16%
_________________________________________________________________

Agency Collateralized Mortgage Obligations              2.52%
_________________________________________________________________

Agency Mortgage-Backed Securities                      18.77%
_________________________________________________________________

Agency Obligations                                      1.07%
_________________________________________________________________

Commercial Mortgage-Backed Securities                   3.98%
_________________________________________________________________

Corporate Bonds                                        35.24%
_________________________________________________________________

Banking                                                 4.00%
Basic Industries                                        2.74%
Brokerage                                               1.56%
Capital Goods                                           0.45%
Communications                                          4.77%
Consumer Cyclical                                       4.95%
Consumer Non-Cyclical                                   2.32%
Electric                                                2.48%
Energy                                                  2.15%
Financials                                              1.93%
Insurance                                               4.59%
Natural Gas                                             1.71%
Real Estate                                             0.39%
Technology                                              0.34%
Transportation                                          0.86%
_________________________________________________________________

Federal Agencies (Discount Notes)                      15.10%
_________________________________________________________________

Foreign Agencies                                        0.30%
_________________________________________________________________

Austria                                                 0.04%
United States                                           0.26%
_________________________________________________________________

Municipal Bonds                                         0.46%
_________________________________________________________________

Non-Agency Asset-Backed Securities                      4.74%
_________________________________________________________________

Non-Agency Collateralized Mortgage Obligations         16.79%
_________________________________________________________________

Regional Agencies                                       0.46%
_________________________________________________________________

Regional Authorities                                    0.46%
_________________________________________________________________

Senior Secured Loans                                    1.99%
_________________________________________________________________

Sovereign Debt                                          2.87%
_________________________________________________________________

Brazil                                                  0.76%
Colombia                                                0.30%
Germany                                                 0.18%
Mexico                                                  0.17%
Netherlands                                             0.13%
Poland                                                  0.09%
Sweden                                                  0.52%
United Kingdom                                          0.48%
Venezuela                                               0.24%
_________________________________________________________________

Supranational Banks                                     0.25%
_________________________________________________________________

U.S. Treasury Obligations                               8.33%
_________________________________________________________________

Preferred Stock                                         0.27%
_________________________________________________________________

Warrant                                                 0.00%
_________________________________________________________________

Total Market Value of Securities                      113.76%
_________________________________________________________________

Liabilities Net of Receivables and Other Assets       (13.76%)
_________________________________________________________________

Total Net Assets                                      100.00%
_________________________________________________________________


Credit Rating Breakdown (as a % of fixed income investments)
_________________________________________________________________

AAA                                                    58.00%
AA                                                      4.44%
A                                                       7.45%
BBB                                                    15.67%
BB                                                      7.85%
B                                                       6.05%
CCC                                                     0.40%
Not Rated                                               0.14%
_________________________________________________________________

Total                                                 100.00%
_________________________________________________________________


60  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Labor Select International Equity Portfolio

As of October 31, 2006
Sector and Country Allocations

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                     Percentage
Country                                             of Net Assets
_________________________________________________________________

Common Stock                                           99.05%
_________________________________________________________________

Australia                                              11.61%
Belgium                                                 2.19%
Finland                                                 1.78%
France                                                 11.42%
Germany                                                 5.73%
Hong Kong                                               3.06%
Italy                                                   6.88%
Japan                                                  14.38%
Netherlands                                             6.31%
New Zealand                                             1.29%
Spain                                                   8.93%
United Kingdom                                         25.47%
_________________________________________________________________

Repurchase Agreements                                   1.10%
_________________________________________________________________

Securities Lending Collateral                          24.05%
_________________________________________________________________

Fixed Rate Notes                                        7.09%
Variable Rate Notes                                    16.96%
_________________________________________________________________

Total Market Value of Securities                      124.20%
_________________________________________________________________

Obligation to Return Securities Lending Collateral    (24.05%)
_________________________________________________________________

Liabilities Net of Receivables and Other Assets        (0.15%)
_________________________________________________________________

Total Net Assets                                      100.00%
_________________________________________________________________


                                                     Percentage
Sector                                              of Net Assets
_________________________________________________________________

Automobiles & Components                                3.97%
Banks                                                  24.22%
Capital Goods                                           1.20%
Diversified Financials                                  5.58%
Energy                                                  9.11%
Food, Beverage & Tobacco                                5.22%
Food & Staples Retailing                                4.60%
Household & Personal Products                           1.37%
Insurance                                               2.20%
Materials                                               5.58%
Media                                                   2.92%
Pharmaceuticals, Biotechnology & Life Sciences          7.21%
Real Estate                                             1.28%
Technology Hardware & Equipment                         3.84%
Telecommunication Services                             12.11%
Transportation                                          1.37%
Utilities                                               7.27%
_________________________________________________________________

Total                                                  99.05%
_________________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  61

Delaware Pooled Trust - The Emerging Markets Portfolio

As of October 31, 2006
Sector and Country Allocations

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                     Percentage
Country                                             of Net Assets
_________________________________________________________________

Common Stock                                           93.40%
_________________________________________________________________

Brazil                                                  9.33%
Chile                                                   1.56%
China                                                   7.32%
Czech Republic                                          1.51%
Egypt                                                   0.77%
Hungary                                                 2.61%
India                                                   1.99%
Indonesia                                               0.63%
Israel                                                  3.98%
Malaysia                                                7.76%
Mexico                                                  6.78%
Morocco                                                 0.47%
Panama                                                  0.74%
Philippines                                             0.96%
Poland                                                  2.58%
Republic of Korea                                      10.02%
Russia                                                  2.40%
South Africa                                           10.60%
Taiwan                                                 12.19%
Thailand                                                6.94%
Turkey                                                  2.26%
_________________________________________________________________

Preferred Stock                                         6.33%
_________________________________________________________________

Brazil                                                  3.34%
Republic of Korea                                       2.99%
_________________________________________________________________

Repurchase Agreements                                   0.13%
_________________________________________________________________

Total Market Value of Securities                       99.86%
_________________________________________________________________

Receivables and Other Assets Net of Liabilities         0.14%
_________________________________________________________________

Total Net Assets                                      100.00%
_________________________________________________________________


                                                     Percentage
Sector                                              of Net Assets
_________________________________________________________________

Consumer Discretionary                                  6.71%
Consumer Staples                                        5.08%
Energy                                                  5.26%
Financials                                             25.43%
Health Care                                             0.38%
Industrials                                            11.66%
Information Technology                                  9.07%
Materials                                              12.75%
Telecommunication Services                             18.18%
Utilities                                               5.21%
_________________________________________________________________

Total                                                  99.73%
_________________________________________________________________


62  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Global Fixed Income Portfolio

As of October 31, 2006
Country Allocation and Credit Rating Breakdown

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                     Percentage
Country                                             of Net Assets
_________________________________________________________________

Bonds                                                  96.91%
_________________________________________________________________

Australia                                               6.04%
Austria                                                 8.27%
Belgium                                                 0.51%
Finland                                                 3.85%
France                                                 12.07%
Germany                                                13.16%
Ireland                                                 4.97%
Italy                                                   1.39%
Japan                                                   9.87%
Mexico                                                  2.23%
Netherlands                                             8.11%
Norway                                                  4.02%
Poland                                                  7.41%
Supranational                                          10.56%
United States                                           4.45%
_________________________________________________________________

Repurchase Agreements                                   1.06%
_________________________________________________________________

Securities Lending Collateral                           6.35%
_________________________________________________________________

Fixed Rate Notes                                        1.87%
Variable Rate Notes                                     4.48%
_________________________________________________________________

Total Market Value of Securities                      104.32%
_________________________________________________________________

Obligation to Return Securities Lending Collateral     (6.35%)
_________________________________________________________________

Receivables and Other Assets Net of Liabilities         2.03%
_________________________________________________________________

Total Net Assets                                      100.00%
_________________________________________________________________


Credit Rating Breakdown (as a % of fixed income investments)
_________________________________________________________________

AAA                                                    88.45%
AA                                                      1.90%
A                                                       9.65%
_________________________________________________________________

Total                                                 100.00%
_________________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  63

Delaware Pooled Trust - The International Fixed Income Portfolio

As of October 31, 2006
Country Allocation and Credit Rating Breakdown

Sector designations may be different than the sector designations presented in other Portfolio materials.

                                                     Percentage
Country                                             of Net Assets
_________________________________________________________________

Bonds                                                  97.78%
_________________________________________________________________

Australia                                               6.02%
Austria                                                 8.38%
Belgium                                                 7.85%
Finland                                                 2.55%
France                                                  6.07%
Germany                                                23.68%
Ireland                                                 2.62%
Italy                                                   4.13%
Japan                                                  14.01%
Mexico                                                  2.17%
Netherlands                                            12.29%
Poland                                                  5.19%
Supranational                                           2.82%
_________________________________________________________________

Repurchase Agreements                                   0.59%
_________________________________________________________________

Total Market Value of Securities                       98.37%
_________________________________________________________________

Receivables and Other Assets Net of Liabilities         1.63%
_________________________________________________________________

Total Net Assets                                      100.00%
_________________________________________________________________


Credit Rating Breakdown (as a % of fixed income investments)
_________________________________________________________________

AAA                                                    80.67%
AA                                                     11.98%
A                                                       7.35%
_________________________________________________________________

Total                                                 100.00%
_________________________________________________________________


64  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Large-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 99.38%
________________________________________________________________________________
________________________________________________________________________________

Consumer Discretionary - 10.05%
________________________________________________________________________________

Gap                                                     26,600       $  559,132
Limited Brands                                          16,300          480,361
Mattel                                                  26,500          599,695
                                                                     ___________

                                                                      1,639,188
                                                                     ___________
________________________________________________________________________________

Consumer Staples - 11.46%
________________________________________________________________________________

ConAgra Foods                                           20,000          523,000
Heinz (H.J.)                                            10,300          434,248
Kimberly-Clark                                           7,200          478,944
Safeway                                                 14,800          434,528
                                                                     ___________

                                                                      1,870,720
                                                                     ___________
________________________________________________________________________________

Energy - 5.12%
________________________________________________________________________________

Chevron                                                  6,600          443,520
ConocoPhillips                                           6,500          391,560
                                                                     ___________

                                                                        835,080
                                                                     ___________
________________________________________________________________________________

Financials - 23.11%
________________________________________________________________________________

Allstate                                                 8,000          490,880
Aon                                                     13,800          480,102
Chubb                                                    8,700          462,405
Hartford Financial
     Services Group                                      5,600          488,152
Huntington Bancshares                                   18,800          458,908
Morgan Stanley                                           6,400          489,152
Wachovia                                                 8,300          460,650
Washington Mutual                                       10,400          439,920
                                                                     ___________

                                                                      3,770,169
                                                                     ___________
________________________________________________________________________________

Health Care - 18.17%
________________________________________________________________________________

Abbott Laboratories                                      9,500          451,345
Baxter International                                    10,500          482,685
Bristol-Myers Squibb                                    19,700          487,575
Merck & Co                                              12,100          549,582
Pfizer                                                  18,900          503,685
Wyeth                                                    9,600          489,888
                                                                     ___________

                                                                      2,964,760
                                                                     ___________
________________________________________________________________________________

Industrials - 5.83%
________________________________________________________________________________

Donnelley (R.R.) & Sons                                 14,500          490,970
Waste Management                                        12,300          461,004
                                                                     ___________

                                                                        951,974
                                                                     ___________
________________________________________________________________________________

Information Technology - 12.92%
________________________________________________________________________________

Hewlett-Packard                                         12,900          499,746
Intel                                                   25,900          552,706
International Business Machines                          5,600          517,048
+ Xerox                                                 31,700          538,900
                                                                     ___________

                                                                      2,108,400
                                                                     ___________
________________________________________________________________________________

Materials - 3.23%
________________________________________________________________________________

duPont (E.I.) deNemours                                 11,500          526,700
                                                                     ___________

                                                                        526,700
                                                                     ___________
________________________________________________________________________________

Telecommunications - 6.50%
________________________________________________________________________________

AT&T                                                    16,300          558,275
Verizon Communications                                  13,600          503,200
                                                                     ___________

                                                                      1,061,475
                                                                     ___________
________________________________________________________________________________

Utilities - 2.99%
________________________________________________________________________________

Progress Energy                                         10,600          487,600
                                                                     ___________

                                                                        487,600
                                                                     ___________
________________________________________________________________________________

Total Common Stock
(cost $14,541,902)                                                   16,216,066
________________________________________________________________________________


                                                      Principal
                                                        Amount
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 0.55%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $46,607, collateralized by
     $48,700 U.S. Treasury
     Bills due 4/26/07,
     market value $47,538)                             $46,600           46,600
With Cantor Fitzgerald 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $24,104, collateralized by
     $8,900 U.S. Treasury
     Notes 3.25% due 8/15/07,
     market value $8,819
     and $16,300 U.S. Treasury
     Notes 3.375% due 9/15/09,
     market value $15,803)                              24,100           24,100


                                  2006 Annual Report o Delaware Pooled Trust  65

                                                      Principal           Market
                                                        Amount            Value
________________________________________________________________________________

With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $19,303, collateralized by
     $300 U.S. Treasury
     Bills due 1/11/07,
     market value $271
     and $19,900 U.S. Treasury
     Bills due 4/26/07,
     market value $19,429)                             $19,300      $    19,300
________________________________________________________________________________

Total Repurchase Agreements
(cost $90,000)                                                           90,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 99.93%
(COST $14,631,902)                                                   16,306,066
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER ASSETS
     NET OF LIABILITIES - 0.07%                                          11,244
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 778,641
     SHARES OUTSTANDING; EQUIVALENT
     TO $20.96 PER SHARE - 100.00%                                  $16,317,310
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $15,083,984
Undistributed net investment income                                     204,859
Accumulated net realized loss
     on investments                                                    (645,697)
Net unrealized appreciation
     of investments                                                   1,674,164
________________________________________________________________________________

Total net assets                                                    $16,317,310
________________________________________________________________________________

+ Non-income producing security for the year ended October 31, 2006.

See accompanying notes


Delaware Pooled Trust -
The All-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 100.19% \
________________________________________________________________________________
________________________________________________________________________________

Basic Industry/Capital Goods - 1.77%
________________________________________________________________________________

Graco                                                    1,400       $   57,064
Praxair                                                  1,400           84,350
                                                                     __________

                                                                        141,414
                                                                     __________
________________________________________________________________________________

Business Services - 7.42%
________________________________________________________________________________

Expeditors International of
     Washington                                          4,400          208,604
+ Global Cash Access Holdings                           15,900          253,605
Paychex                                                  2,400           94,752
+ Research in Motion                                       300           35,244
                                                                     __________

                                                                        592,205
                                                                     __________
________________________________________________________________________________

Consumer Durables - 3.28%
________________________________________________________________________________

+ Select Comfort                                        12,250          261,905
                                                                     __________

                                                                        261,905
                                                                     __________
________________________________________________________________________________

Consumer Non-Durables - 14.12%
________________________________________________________________________________

Best Buy                                                   700           38,675
+ Blue Nile                                              4,900          187,229
+ NetFlix                                               26,300          727,458
Staples                                                  3,700           95,423
Walgreen                                                 1,800           78,624
                                                                     __________

                                                                      1,127,409
                                                                     __________
________________________________________________________________________________

Consumer Services - 25.75%
________________________________________________________________________________

+ Apollo Group Class A                                   1,900           70,224
+ eBay                                                  16,600          533,357
IHOP                                                     5,200          271,284
Jackson Hewitt Tax Service                              11,500          397,900
+ MGM MIRAGE                                             3,500          150,570
Strayer Education                                        2,000          226,240
Weight Watchers International                            8,000          348,800
+ Western Union                                          2,600           57,330
                                                                     __________

                                                                      2,055,705
                                                                     __________
________________________________________________________________________________

Energy - 1.33%
________________________________________________________________________________

EOG Resources                                            1,600          106,448
                                                                     __________

                                                                        106,448
                                                                     __________
________________________________________________________________________________

Financials - 9.47%
________________________________________________________________________________

Chicago Mercantile Exchange
     Holdings                                              400          200,400
+ IntercontinentalExchange                               4,300          363,006
+ NETeller                                              11,300           31,097
optionsXpress Holdings                                   5,200          161,616
                                                                     __________

                                                                        756,119
                                                                     __________


66  Delaware Pooled Trust o 2006 Annual Report

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

Health Care - 16.28%
________________________________________________________________________________

Allergan                                                 3,000       $  346,500
+ Genentech                                              3,000          249,900
UnitedHealth Group                                       9,100          443,898
+ Zimmer Holdings                                        3,600          259,236
                                                                     __________

                                                                      1,299,534
                                                                     __________
________________________________________________________________________________

Technology - 20.77%
________________________________________________________________________________

Blackbaud                                                2,700           67,500
+ Google Class A                                           350          166,737
+ Intuit                                                 7,300          257,690
+ NAVTEQ                                                 2,800           92,960
QUALCOMM                                                10,700          389,373
+ SanDisk                                                8,200          394,420
Seagate Technology                                      12,800          289,024
                                                                     __________

                                                                      1,657,704
                                                                     __________
________________________________________________________________________________

Total Common Stock
(cost $7,124,576)                                                     7,998,443
________________________________________________________________________________

                                                      Principal
                                                        Amount
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 0.41%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $17,072, collateralized by
     $17,860 U.S. Treasury Bills due
     4/26/07, market value
     $17,431)                                          $17,070           17,070
With Cantor Fitzgerald 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at $8,851,
     collateralized by $3,250
     U.S. Treasury Notes 3.25% due
     8/15/07, market value
     $3,234 and $5,970
     U.S. Treasury Notes
     3.375% due 9/15/09, market
     value $5,795)                                       8,850            8,850
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at $7,081,
     collateralized by $100
     U.S. Treasury Bills
     due 1/11/07, market value
     $99 and $7,300
     U.S. Treasury Bills due
     4/26/07, market value
     $7,124)                                             7,080            7,080
________________________________________________________________________________

Total Repurchase Agreements
(cost $33,000)                                                           33,000
________________________________________________________________________________

________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 100.60%
(COST $7,157,576)                                                   $ 8,031,443
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
     OTHER ASSETS - (0.60%)                                             (48,229)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 1,382,883
     SHARES OUTSTANDING; EQUIVALENT
     TO $5.77 PER SHARE - 100.00%                                   $ 7,983,214
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $13,336,971
Accumulated net realized loss
     on investments                                                  (6,227,624)
Net unrealized appreciation of
     investments                                                        873,867
________________________________________________________________________________

Total net assets                                                    $ 7,983,214
________________________________________________________________________________

+ Non-income producing security for the year ended October 31, 2006.

\ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

See accompanying notes


                                  2006 Annual Report o Delaware Pooled Trust  67

Delaware Pooled Trust - The Large-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 99.89%
________________________________________________________________________________
________________________________________________________________________________

Basic Industries/Capital Goods - 3.67%
________________________________________________________________________________

Praxair                                                175,000      $10,543,750
                                                                    ___________

                                                                     10,543,750
                                                                    ___________
________________________________________________________________________________

Business Services - 17.70%
________________________________________________________________________________

Expeditors International of
     Washington                                        220,000       10,430,200
Moody's                                                155,000       10,276,500
Paychex                                                265,000       10,462,200
United Parcel Service Class B                          165,000       12,432,750
+ Western Union                                        325,000        7,166,250
                                                                    ___________

                                                                     50,767,900
                                                                    ___________
________________________________________________________________________________

Consumer Non-Durables - 16.23%
________________________________________________________________________________

Procter & Gamble                                       195,000       12,361,050
Staples                                                450,000       11,605,500
Wal-Mart Stores                                        210,000       10,348,800
Walgreen                                               280,000       12,230,400
                                                                    ___________

                                                                     46,545,750
                                                                    ___________
________________________________________________________________________________

Consumer Services - 15.86%
________________________________________________________________________________

+ Apollo Group Class A                                  95,000        3,511,200
+ eBay                                                 450,000       14,458,500
International Game
     Technology                                        240,000       10,202,400
+ MGM MIRAGE                                           220,000        9,464,400
Weight Watchers
     International                                     180,000        7,848,000
                                                                    ___________

                                                                     45,484,500
                                                                    ___________
________________________________________________________________________________

Financials - 7.52%
________________________________________________________________________________

Chicago Mercantile Exchange
     Holdings                                           24,000       12,024,000
+ Intercontinental Exchange                            113,200        9,556,344
                                                                    ___________

                                                                     21,580,344
                                                                    ___________
________________________________________________________________________________

Health Care - 16.99%
________________________________________________________________________________

Allergan                                               100,000       11,550,000
+ Genentech                                            160,000       13,328,000
UnitedHealth Group                                     275,000       13,414,500
+ Zimmer Holdings                                      145,000       10,441,450
                                                                    ___________

                                                                     48,733,950
                                                                    ___________
________________________________________________________________________________

Technology - 21.92%
________________________________________________________________________________

+ Google Class A                                        27,000       12,862,530
+ Intuit                                               310,000       10,943,000
QUALCOMM                                               425,000       15,465,750
+ Research In Motion                                    24,800        2,913,504
+ SanDisk                                              200,000        9,620,000
Seagate Technology                                     490,000       11,064,200
                                                                    ___________

                                                                     62,868,984
                                                                    ___________
________________________________________________________________________________

Total Common Stock
(cost $276,636,981)                                                 286,525,178
________________________________________________________________________________


                                                      Principal
                                                        Amount
________________________________________________________________________________

________________________________________________________________________________

FEDERAL AGENCY (DISCOUNT NOTE) - 0.68%
________________________________________________________________________________

^ Fannie Mae Discount
     Note 5.041% 11/1/06                            $1,950,000        1,950,000
________________________________________________________________________________

Total Federal Agency (Discount Note)
(cost $1,950,000)                                                     1,950,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 100.57%
(COST $278,586,981)                                                 288,475,178
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
     OTHER ASSETS - (0.57%)                                          (1,627,085)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 32,674,578
     SHARES OUTSTANDING; EQUIVALENT
     TO $8.78 PER SHARE - 100.00%                                  $286,848,093
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                            $285,108,979
Undistributed net investment income                                     110,281
Accumulated net realized loss
     on investments                                                  (8,259,364)
Net unrealized appreciation of investments                            9,888,197
________________________________________________________________________________

Total net assets                                                   $286,848,093
________________________________________________________________________________

+ Non-income producing security for the year ended October 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

See accompanying notes


68  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 92.43%
________________________________________________________________________________
________________________________________________________________________________

Basic Industry/Capital Goods - 9.68%
________________________________________________________________________________

Allegheny Technologies                                   4,400      $   346,412
Graco                                                    7,200          293,472
Joy Global                                               8,300          324,613
+ Mettler-Toledo International                           4,100          281,465
Oshkosh Truck                                            4,000          180,840
Trinity Industries                                       6,600          237,996
                                                                    ___________

                                                                      1,664,798
                                                                    ___________
________________________________________________________________________________

Business Services - 10.83%
________________________________________________________________________________

+ Dun & Bradstreet                                       3,300          254,892
Expeditors International of
     Washington                                         10,400          493,064
+ Fiserv                                                 4,600          227,240
Global Payments                                          5,100          222,921
Paychex                                                  7,000          276,360
Robert Half International                                4,200          153,510
+ WESCO International                                    3,600          234,972
                                                                    ___________

                                                                      1,862,959
                                                                    ___________
________________________________________________________________________________

Consumer Durables - 1.74%
________________________________________________________________________________

+ Activision                                            19,400          299,148
                                                                    ___________

                                                                        299,148
                                                                    ___________
________________________________________________________________________________

Consumer Non-Durables - 12.65%
________________________________________________________________________________

American Eagle Outfitters                                6,500          297,700
Bebe Stores                                              5,100          126,633
+ Coach                                                  9,400          372,616
Family Dollar Stores                                     4,400          129,580
+ J. Crew Group                                          1,800           55,512
Nordstrom                                                6,800          321,980
Staples                                                 18,900          487,431
+ Starbucks                                              4,900          184,975
Whole Foods Market                                       3,100          197,904
                                                                    ___________

                                                                      2,174,331
                                                                    ___________
________________________________________________________________________________

Consumer Services - 6.09%
________________________________________________________________________________

Host Hotels & Resorts                                    7,693          177,401
Marriott International Class A                           8,700          363,399
Starwood Hotels & Resorts
     Worldwide                                           5,400          322,596
+ Wynn Resorts                                           2,500          183,850
                                                                    ___________

                                                                      1,047,246
                                                                    ___________
________________________________________________________________________________

Energy - 6.67%
________________________________________________________________________________

Chesapeake Energy                                        8,800          285,472
+ Helix Energy Solutions Group                           5,700          184,110
+ National Oilwell Varco                                 6,300          380,520
Smith International                                      7,500          296,100
                                                                    ___________

                                                                      1,146,202
                                                                    ___________
________________________________________________________________________________

Financials - 9.09%
________________________________________________________________________________

+ Affiliated Managers Group                              2,700          270,378
Colonial BancGroup                                       8,700          207,408
Legg Mason                                               2,000          180,040
Lehman Brothers Holdings                                 4,300          334,712
Nuveen Investments                                       4,900          241,570
PartnerRe                                                2,400          167,808
Zions Bancorp                                            2,000          160,800
                                                                    ___________

                                                                      1,562,716
                                                                    ___________
________________________________________________________________________________

Health Care - 13.42%
________________________________________________________________________________

Caremark Rx                                              7,900          388,917
Dade Behring Holdings                                    6,200          225,866
+ Express Scripts Class A                                2,500          159,300
+ Hologic                                                7,400          356,310
+ Invitrogen                                             4,700          272,647
+ Medco Health Solutions                                 5,600          299,600
+ MGI PHARMA                                             9,800          186,494
Omnicare                                                 3,800          143,944
+ PDL BioPharma                                         13,000          274,690
                                                                    ___________

                                                                      2,307,768
                                                                    ___________
________________________________________________________________________________

Technology - 21.03%
________________________________________________________________________________

+ Amdocs                                                 8,500          329,460
+ Broadcom Class A                                       8,800          266,376
+ Ciena                                                  6,357          149,453
+ Citrix Systems                                         6,500          191,945
+ Integrated Device Technology                           5,200           82,420
Intersil                                                 7,200          168,840
L-3 Communications                                       4,400          354,288
+ Marvell Technology Group                              12,400          226,672
+ Microsemi                                             12,300          241,080
+ Network Appliance                                      8,900          324,850
+ NII Holdings                                           4,800          312,144
+ Polycom                                                8,500          232,900
+ salesforce.com                                         4,500          175,590
+ SanDisk                                                2,900          139,490
Satyam Computer Services ADR                             9,000          198,990
+ Tellabs                                               21,100          222,394
                                                                    ___________

                                                                      3,616,892
                                                                    ___________


                                  2006 Annual Report o Delaware Pooled Trust  69

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

Transportation - 1.23%
________________________________________________________________________________

Hunt (J.B.) Transport                                    9,800         $212,072
                                                                       ________

                                                                        212,072
                                                                       ________
________________________________________________________________________________

Total Common Stock
(cost $12,739,415)                                                   15,894,132
________________________________________________________________________________


                                                      Principal
                                                        Amount
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 8.77%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $780,814, collateralized by
     $816,700 U.S. Treasury
     Bills due 4/26/07, market
     value $797,050)                                $  780,700          780,700
With Cantor Fitzgerald 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $404,659, collateralized by
     $148,700 U.S. Treasury
     Notes 3.25% due
     8/15/07, market value
     $147,866, $273,100
     U.S. Treasury Notes
     3.375% due 9/15/09,
     market value $264,968 )                           404,600          404,600
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $323,747, collateralized
     by $4,600 U.S. Treasury
     Bills due 1/11/07,
     market value $4,540 and
     $333,800 U.S. Treasury Bills
     due 4/26/07, market
     value $325,764)                                   323,700          323,700
________________________________________________________________________________

Total Repurchase Agreements
(cost $1,509,000)                                                     1,509,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 101.20%
(COST $14,248,415)                                                 $ 17,403,132
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES
     AND OTHER ASSETS - (1.20%)                                        (206,313)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 4,360,426
     SHARES OUTSTANDING; EQUIVALENT
     TO $3.94 PER SHARE - 100.00%                                  $ 17,196,819
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $12,238,550
Accumulated net realized gain on investments                          1,803,552
Net unrealized appreciation of investments                            3,154,717
________________________________________________________________________________

Total net assets                                                    $17,196,819
________________________________________________________________________________

ADR - American Depositary Receipts

+ Non-income producing security for the year ended October 31, 2006.

See accompanying notes

70  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Small-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 95.62% \
________________________________________________________________________________
________________________________________________________________________________

Basic Industry/Capital Goods - 9.69%
________________________________________________________________________________

AMCOL International                                     21,000       $  552,510
Bucyrus International Class A                           27,700        1,160,630
+ Energy Conversion Device                              11,700          430,443
+ Hexcel                                                27,400          443,606
+ Itron                                                 13,400          729,496
JLG Industries                                          40,300        1,114,295
+ Mettler-Toledo International                          15,900        1,091,535
MSC Industrial Direct Class A                           26,081        1,067,235
                                                                     __________

                                                                      6,589,750
                                                                     __________
________________________________________________________________________________

Business Services - 3.74%
________________________________________________________________________________

+ Advisory Board                                        16,100          889,042
+ Bright Horizons Family
     Solutions                                          13,106          503,533
+ Geo Group                                              7,300          277,400
+ Monster Worldwide                                     21,600          875,016
                                                                     __________

                                                                      2,544,991
                                                                     __________
________________________________________________________________________________

Consumer Durables - 0.07%
________________________________________________________________________________

+ THQ                                                    1,700           51,119
                                                                     __________

                                                                         51,119
                                                                     __________
________________________________________________________________________________

Consumer Non-Durables - 12.67%
________________________________________________________________________________

+ Bare Escentuals                                       11,700          358,371
+ Carter's                                              24,400          688,812
+ Coach                                                 44,984        1,783,166
+ Crocs                                                 28,100        1,113,322
+ Dick's Sporting Goods                                 31,400        1,562,464
+ DSW Class A                                           25,600          885,760
+ J. Crew Group                                          6,400          197,376
+ Tractor Supply                                         9,200          445,464
+ Under Armour Class A                                  34,200        1,585,170
                                                                     __________

                                                                      8,619,905
                                                                     __________
________________________________________________________________________________

Consumer Services - 3.39%
________________________________________________________________________________

+ Sonic                                                 33,862          770,361
+ Texas Roadhouse Class A                               56,200          812,090
+ Wynn Resorts                                           9,800          720,692
                                                                     __________

                                                                      2,303,143
                                                                     __________
________________________________________________________________________________

Energy - 4.97%
________________________________________________________________________________

Carbo Ceramics                                          17,350          584,695
+ Helix Energy Solutions Group                          29,600          956,080
+ Hydril                                                13,600          816,680
+ Veritas DGC                                           14,200        1,022,542
                                                                     __________

                                                                      3,379,997
                                                                     __________
________________________________________________________________________________

Financials - 9.58%
________________________________________________________________________________

Aspen Insurance Holdings                                15,700          389,674
Bankunited Financial Class A                            15,600          420,732
City National                                            9,600          638,976
Delphi Financial Group Class A                          20,425          801,681
Hanover Insurance Group                                 19,300          875,255
+ Nasdaq Stock Market                                   10,300          368,019
PartnerRe                                                9,100          636,272
Waddell & Reed Financial
     Class A                                            42,100        1,073,550
Webster Financial                                       14,900          719,968
Whitney Holding                                         18,100          591,146
                                                                     __________

                                                                      6,515,273
                                                                     __________
________________________________________________________________________________

Health Care - 23.55%
________________________________________________________________________________

+ Align Technology                                      30,913          428,454
+ Cepheid                                               46,100          378,481
+ Conceptus                                             46,900          929,558
+ Cubist Pharmaceuticals                                28,000          623,560
+ CV Therapeutics                                       47,600          616,420
+ Digene                                                21,500          998,245
+ Hologic                                               27,900        1,343,385
+ LifeCell                                               9,500          222,585
+ MGI Pharma                                            38,100          725,043
+ Nektar Therapeutics                                   22,668          327,099
+ NuVasive                                              58,600        1,377,686
+ Nuvelo                                                10,500          193,620
+ PDL BioPharma                                         51,600        1,090,308
+ Per-Se Technologies                                   41,700        1,020,816
+ Progenics Pharmaceuticals                             37,100          969,052
+ Sciele Pharma                                         54,700        1,193,007
+ Techne                                                10,000          558,800
+ Telik                                                 60,000        1,137,000
+ United Therapeutics                                   31,600        1,891,260
                                                                     __________

                                                                     16,024,379
                                                                     __________
________________________________________________________________________________

Technology - 25.36%
________________________________________________________________________________

+ Akamai Technologies                                   27,000        1,265,219
+ American Reprographics                                25,000          887,500


                                  2006 Annual Report o Delaware Pooled Trust  71

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

+ Arris Group                                           32,100      $   430,140
+ Cymer                                                 14,500          671,785
+ Emulex                                                12,200          229,360
+ F5 Networks                                           10,300          681,757
+ Foundry Networks                                      67,700          857,082
+ Informatica                                           37,300          462,147
+ Knot                                                   7,800          186,966
+ Microsemi                                             53,200        1,042,720
+ NutriSystem                                           16,200          999,216
+ Opsware                                              110,700        1,006,263
+ Polycom                                               42,000        1,150,800
+ Powerwave Technologies                               108,500          706,335
+ Rackable Systems                                      28,500          883,785
+ salesforce.com                                        16,800          655,536
+ Shutterfly                                            26,700          351,105
+ Silicon Laboratories                                  21,000          685,230
+ SiRF Technology Holdings                              17,800          500,536
+ TIBCO Software                                        92,600          856,550
+ Trident Microsystems                                  41,300          873,082
+ Varian Semiconductor
     Equipment                                          14,800          540,052
+ Vishay Intertechnology                                52,200          704,178
+ Wind River Systems                                    57,300          629,154
                                                                    ___________

                                                                     17,256,498
                                                                    ___________
________________________________________________________________________________

Transportation - 2.60%
________________________________________________________________________________

Hunt (J.B.) Transport Services                          37,500          811,500
UTi Worldwide                                           37,117          959,474
                                                                    ___________

                                                                      1,770,974
                                                                    ___________
________________________________________________________________________________

Total Common Stock
(cost $49,407,851)                                                   65,056,029
________________________________________________________________________________


                                                      Principal
                                                        Amount
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 6.77%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $2,384,348,collateralized
     by $2,494,000
     U.S. Treasury Bills due
     4/26/07, market
     value $2,433,406)                              $2,384,000        2,384,000
With Cantor Fitzgerald 5.25%
     11/1/06 (dated
     10/31/06, to be
     repurchased at
     $1,235,180,
     collateralized by
     $454,000 U.S. Treasury
     Notes 3.25% due
     8/15/07, market
     value $451,439 and
     $834,000 U.S. Treasury
     Notes 3.375% due
     9/15/09, market
     value $808,952)                                 1,235,000        1,235,000
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $988,144, collateralized
     by $14,000 U.S. Treasury
     Bills due 1/11/07, market
     value $13,860 and $1,019,000
     U.S. Treasury Bills due
     4/26/07, market
     value $994,563)                                   988,000          988,000
________________________________________________________________________________

Total Repurchase Agreements
(cost $4,607,000)                                                     4,607,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 102.39%
(COST $54,014,851)                                                   69,663,029
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
     OTHER ASSETS - (2.39%)                                          (1,625,582)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 3,935,983
     SHARES OUTSTANDING; EQUIVALENT
     TO $17.29 PER SHARE - 100.00%                                  $68,037,447
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $45,026,727
Accumulated net realized gain
     on investments                                                   7,362,542
Net unrealized appreciation of investments                           15,648,178
________________________________________________________________________________

Total net assets                                                    $68,037,447
________________________________________________________________________________

+ Non-income producing security for the year ended October 31, 2006.

\ Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

See accompanying notes


72  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Focus Smid-Cap Growth Equity Portfolio (Formerly the Small-Cap Growth II Equity Portfolio)
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 96.86%
________________________________________________________________________________
________________________________________________________________________________

Basic Industries/Capital Goods - 4.28%
________________________________________________________________________________

Graco                                                    6,400       $  260,864
                                                                     __________

                                                                        260,864
                                                                     __________
________________________________________________________________________________

Business Services - 12.68%
________________________________________________________________________________

Expeditors International
     of Washington                                       5,800          274,978
+ Global Cash Access                                    17,000          271,150
Global Payments                                          5,200          227,292
                                                                     __________

                                                                        773,420
                                                                     __________
________________________________________________________________________________

Consumer Durables - 9.04%
________________________________________________________________________________

Gentex                                                  16,700          265,697
+ Select Comfort                                        13,350          285,423
                                                                     __________

                                                                        551,120
                                                                     __________
________________________________________________________________________________

Consumer Non-Durables - 17.42%
________________________________________________________________________________

+ Blue Nile                                             10,600          405,026
Fastenal                                                 7,200          289,728
+ NetFlix                                               13,300          367,878
                                                                     __________

                                                                      1,062,632
                                                                     __________
________________________________________________________________________________

Consumer Services - 20.24%
________________________________________________________________________________

IHOP                                                     5,998          312,916
Jackson Hewitt Tax Service                               9,800          339,080
Strayer Education                                        2,500          282,800
Weight Watchers International                            6,866          299,358
                                                                     __________

                                                                      1,234,154
                                                                     __________
________________________________________________________________________________

Financials - 15.66%
________________________________________________________________________________

+ Affiliated Managers Group                              1,800          180,252
Financial Federal                                        8,016          220,600
+ IntercontinentalExchange                               2,700          227,934
optionsXpress Holdings                                  10,500          326,340
                                                                     __________

                                                                        955,126
                                                                     __________
________________________________________________________________________________

Health Care - 5.04%
________________________________________________________________________________

+ Techne                                                 5,500          307,340
                                                                     __________

                                                                        307,340
                                                                     __________
________________________________________________________________________________

Technology - 8.19%
________________________________________________________________________________

Blackbaud                                                7,100          177,500
+ NAVTEQ                                                 9,700          322,040
                                                                     __________

                                                                        499,540
                                                                     __________
________________________________________________________________________________

Transportation - 4.31%
________________________________________________________________________________

C.H. Robinson Worldwide                                  6,300          262,962
                                                                     __________

                                                                        262,962
                                                                     __________
________________________________________________________________________________

Total Common Stock
(cost $5,807,781)                                                     5,907,158
________________________________________________________________________________


                                                      Principal
                                                        Amount
________________________________________________________________________________
________________________________________________________________________________

Federal Agency (Discount Note) - 3.28%
________________________________________________________________________________

^ Freddie Mac 5.005% 11/1/06 $200,000                                   200,000
________________________________________________________________________________
________________________________________________________________________________

Total Federal Agency (Discount Note)
(cost $200,000)                                                         200,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 100.14%
(COST $6,007,781)                                                     6,107,158
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
OTHER ASSETS - (0.14%)                                                   (8,311)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 592,874
     SHARES OUTSTANDING;
     EQUIVALENT TO $10.29
     PER SHARE - 100.00%                                            $ 6,098,847
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $ 5,718,457
Undistributed net investment income                                       7,195
Accumulated net realized gain
     on investments                                                     273,818
Net unrealized appreciation
     of investments                                                      99,377
________________________________________________________________________________

Total net assets                                                    $ 6,098,847
________________________________________________________________________________

+ Non-income producing security for the year ended October 31, 2006.

^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

See accompanying notes


                                  2006 Annual Report o Delaware Pooled Trust  73

Delaware Pooled Trust - The Smid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 101.53%
________________________________________________________________________________
________________________________________________________________________________

Basic Industries/Capital Goods - 11.04%
________________________________________________________________________________

Allegheny Technologies                                     500         $ 39,365
Balchem                                                  1,000           22,360
Dynamic Materials                                        1,000           32,240
Joy Global                                               1,100           43,021
MSC Industrial Direct Class A                              700           28,644
Regal Beloit                                               500           24,725
Wabtec                                                   1,000           31,390
Woodward Governor                                          900           32,139
                                                                       ________

                                                                        253,884
                                                                       ________
________________________________________________________________________________

Business Services - 7.78%
________________________________________________________________________________

+ Bright Horizons Family Solutions                         700           26,894
+ Global Cash Access Holdings                            1,700           27,115
Global Payments                                            700           30,597
+ Monster Worldwide                                        600           24,306
+ Portfolio Recovery Associates                            800           37,296
+ WESCO International                                      500           32,635
                                                                       ________

                                                                        178,843
                                                                       ________
________________________________________________________________________________

Consumer Durables - 2.94%
________________________________________________________________________________

+ Activision                                             2,400           37,008
+ Williams Scotsman International                        1,300           30,589
                                                                       ________

                                                                         67,597
                                                                       ________
________________________________________________________________________________

Consumer Non-Durables - 9.95%
________________________________________________________________________________

+ Carter's                                                 800           22,584
+ Coach                                                    900           35,676
+ Gymboree                                               1,100           51,106
+ Hibbett Sporting Goods                                 1,400           40,936
+ Under Armour Class A                                   1,200           55,620
+ Volcom                                                   700           22,932
                                                                       ________

                                                                        228,854
                                                                       ________
________________________________________________________________________________

Consumer Services - 8.47%
________________________________________________________________________________

+ Chipotle Mexican Grill Class A                           700           41,930
+ First Cash Financial Services                          2,100           45,381
Host Hotels & Resorts                                    1,400           32,284
+ Life Time Fitness                                        500           25,765
+ Sonic                                                  1,200           27,300
+ Wynn Resorts                                             300           22,062
                                                                       ________

                                                                        194,722
                                                                       ________
________________________________________________________________________________

Energy - 5.50%
________________________________________________________________________________

+ Cameron International                                    700           35,070
+ Grant Prideco                                            800           30,216
+ Helix Energy Solutions Group                           1,000           32,300
+ Veritas DGC                                              400           28,804
                                                                       ________

                                                                        126,390
                                                                       ________
________________________________________________________________________________

Financials - 12.87%
________________________________________________________________________________

+ Affiliated Managers Group                                400           40,056
+ AmCOMP                                                 2,700           29,943
City National                                              300           19,968
Colonial BancGroup                                       1,100           26,224
Eaton Vance                                                900           27,936
+ Evercore Partners Class A                                300           11,004
+ First Mercury Financial                                1,200           24,840
Home Bancshares                                            700           15,442
MCG Capital                                              1,900           34,048
Nuveen Investments                                         700           34,510
Strategic Hotels & Resorts                               1,500           31,905
                                                                       ________

                                                                        295,876
                                                                       ________
________________________________________________________________________________

Health Care - 20.34%
________________________________________________________________________________

+ Cardiome Pharma                                          900           10,359
+ CV Therapeutics                                        1,200           15,540
Dade Behring Holdings                                      800           29,144
+ Express Scripts Class A                                  600           38,232
+ Hologic                                                  600           28,890
+ Immucor                                                  850           23,401
+ Invitrogen                                               500           29,005
+ LifeCell                                                 200            4,686
+ MGI Pharma                                             1,300           24,739
+ Micrus Endovascular                                    2,100           28,140
+ Nastech Pharmaceutical                                 2,500           43,974
+ PDL BioPharma                                          1,500           31,695
+ Rigel Pharmaceuticals                                  1,700           18,819
+ Sciele Pharma                                          1,800           39,258
+ Telik                                                  1,900           36,005
+ United Therapeutics                                    1,100           65,835
                                                                       ________

                                                                        467,722
                                                                       ________
________________________________________________________________________________

Technology - 20.41%
________________________________________________________________________________

+ Akamai Technologies                                      900           42,174
+ Amdocs                                                 1,100           42,636
+ Citrix Systems                                           700           20,671
+ Cymer                                                    500           23,165
+ Emulex                                                   700           13,160


74  Delaware Pooled Trust o 2006 Annual Report

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

+ Foundry Networks                                       1,800         $ 22,788
+ Informatica                                            1,200           14,868
Intersil                                                   800           18,760
+ Microsemi                                              1,600           31,360
+ NutriSystem                                              400           24,672
+ Perot Systems Class A                                  1,900           28,025
+ Polycom                                                1,100           30,140
+ Rackable Systems                                       1,000           31,010
+ salesforce.com                                           600           23,412
Satyam Computer Services ADR                             1,100           24,321
+ Tellabs                                                2,800           29,512
+ TIBCO Software                                         3,200           29,600
+ Trident Microsystems                                     900           19,026
                                                                       ________

                                                                        469,300
                                                                       ________
________________________________________________________________________________

Transportation - 2.23%
________________________________________________________________________________

Hunt (J.B.) Transport                                    1,300           28,132
UTi Worldwide                                              900           23,265
                                                                       ________

                                                                         51,397
                                                                       ________
________________________________________________________________________________

Total Common Stock
(cost $1,967,077)                                                     2,334,585
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 101.53%
(COST $1,967,077)                                                     2,334,585
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
     OTHER ASSETS - (1.53%)                                             (35,160)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 235,295
     SHARES OUTSTANDING;
     EQUIVALENT TO $9.77
     PER SHARE - 100.00%                                             $2,299,425
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                              $1,976,901
Accumulated net realized loss
     on investments                                                     (44,984)
Net unrealized appreciation of
     investments                                                        367,508
________________________________________________________________________________

Total net assets                                                     $2,299,425
________________________________________________________________________________

ADR - American Depositary Receipts

+ Non-income producing security for the year ended October 31, 2006.

See accompanying notes


Delaware Pooled Trust -
The Real Estate Investment Trust Portfolio II
Statement of Net Assets
October 31, 2006

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

COMMON STOCK - 95.82%
________________________________________________________________________________
________________________________________________________________________________

Diversified REITs - 6.76%
________________________________________________________________________________

Vornado Realty Trust                                    11,300       $1,347,525
Washington Real
     Estate Investment Trust                             8,800          370,920
                                                                    ___________

                                                                      1,718,445
                                                                    ___________
________________________________________________________________________________

Health Care REITs - 4.36%
________________________________________________________________________________

Health Care Property Investors                          12,000          376,800
Medical Properties Trust                                 6,100           82,838
Ventas                                                  16,600          647,068
                                                                    ___________

                                                                      1,106,706
                                                                    ___________
________________________________________________________________________________

Hotel REITs - 5.82%
________________________________________________________________________________

Hersha Hospitality Trust                                23,700          259,752
Host Hotels & Resorts                                   40,034          923,184
Marriott International Class A                           4,300          179,611
Strategic Hotel & Resorts                                5,400          114,858
                                                                    ___________

                                                                      1,477,405
                                                                    ___________
________________________________________________________________________________

Industrial REITs - 8.40%
________________________________________________________________________________

AMB Property                                             8,280          483,635
First Potomac Realty Trust                              12,500          386,750
ProLogis                                                20,000        1,265,400
                                                                    ___________

                                                                      2,135,785
                                                                    ___________
________________________________________________________________________________

Mall REITs - 12.46%
________________________________________________________________________________

General Growth Properties                               14,400          747,360
Macerich                                                 8,400          674,940
Simon Property Group                                    17,970        1,744,887
                                                                    ___________

                                                                      3,167,187
                                                                    ___________
________________________________________________________________________________

Manufactured Housing REITs - 0.91%
________________________________________________________________________________

Equity Lifestyle Properties                              4,700          231,569
                                                                    ___________

                                                                        231,569
                                                                    ___________
________________________________________________________________________________

Multifamily REITs - 19.03%
________________________________________________________________________________

American Campus Communities                              4,600          122,498
Archstone-Smith Trust                                   17,500        1,053,675
AvalonBay Communities                                    8,200        1,074,692
BRE Properties                                           6,400          424,320
Camden Property Trust                                    4,200          339,024
Equity Residential                                      24,300        1,327,023
Essex Property Trust                                     2,300          306,544
Home Properties                                          3,000          189,510
                                                                    ___________

                                                                      4,837,286
                                                                    ___________


                                  2006 Annual Report o Delaware Pooled Trust  75

                                                        Number           Market
                                                      of Shares           Value
________________________________________________________________________________

________________________________________________________________________________

Office REITs - 19.31%
________________________________________________________________________________

Alexandria Real Estate Equities                          6,300       $  628,110
Boston Properties                                       10,800        1,153,763
Brandywine Realty Trust                                  9,800          326,928
+ Douglas Emmett                                        10,400          248,040
Equity Office Properties Trust                          18,700          794,750
Highwoods Properties                                    10,300          393,460
Kilroy Realty                                            1,300           97,929
Mack-Cali Realty                                         4,800          253,920
Maguire Properties                                       2,100           89,796
Reckson Associates Realty                                8,030          354,284
SL Green Realty                                          4,680          566,514
                                                                     __________

                                                                      4,907,494
                                                                     __________
________________________________________________________________________________

Office/Industrial REITs - 1.12%
________________________________________________________________________________

Liberty Property Trust                                   5,500          265,100
PS Business Parks                                          300           19,755
                                                                     __________

                                                                        284,855
                                                                     __________
________________________________________________________________________________

Real Estate Operating Companies - 1.46%
________________________________________________________________________________

Starwood Hotels & Resorts
     Worldwide                                           6,200          370,388
                                                                     __________

                                                                        370,388
                                                                     __________
________________________________________________________________________________

Self-Storage REITs - 3.09%
________________________________________________________________________________

Public Storage                                           7,000          627,970
U-Store-It Trust                                         7,200          158,112
                                                                     __________

                                                                        786,082
                                                                     __________
________________________________________________________________________________

Shopping Center REITs - 12.34%
________________________________________________________________________________

Developers Diversified Realty                            6,600          401,940
Federal Realty Investment Trust                          7,600          609,140
Kimco Realty                                            18,800          835,284
Kite Realty Group Trust                                 20,300          372,302
New Plan Excel Realty Trust                             11,600          334,080
Regency Centers                                          8,100          584,496
                                                                     __________

                                                                      3,137,242
                                                                     __________
________________________________________________________________________________

Specialty REITs - 0.76%
________________________________________________________________________________

Entertainment Properties Trust                           3,500          192,500
                                                                     __________

                                                                        192,500
                                                                     __________
________________________________________________________________________________

Total Common Stock
(cost $19,810,042)                                                   24,352,944
________________________________________________________________________________


                                                      Principal          Market
                                                        Amount            Value
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 3.78%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $498,073, collateralized by
     $521,000 U.S. Treasury
     Bills due 4/26/07, market
     value $508,126)                                  $498,000          498,000
With Cantor Fitzgerald 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $258,038, collateralized by
     $95,000 U.S. Treasury Notes
     3.25% due 8/15/07, market
     value $94,266 and $174,000
     U.S. Treasury Notes
     3.375% due 9/15/09, market
     value $168,919)                                   258,000          258,000
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $206,030, collateralized by
     $3,000 U.S. Treasury
     Bills due 1/11/07, market
     value $2,894 and $213,000
     U.S. Treasury Bills due
     4/26/07, market value
     $207,677)                                         206,000          206,000
________________________________________________________________________________

Total Repurchase Agreements
(cost $962,000)                                                         962,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 99.60%
(COST $20,772,042)                                                   25,314,944
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER ASSETS
     NET OF LIABILITIES - 0.40%                                         101,639
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 827,049
     SHARES OUTSTANDING; EQUIVALENT
     TO $30.73 PER SHARE - 100.00%                                  $25,416,583
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $ 6,091,997
Undistributed net investment income                                      89,569
Accumulated net realized gain on investments                         14,692,115
Net unrealized appreciation of investments                            4,542,902
________________________________________________________________________________

Total net assets                                                    $25,416,583
________________________________________________________________________________

REIT - Real Estate Investment Trust

+ Non-income producing security for the year ended October 31, 2006.

See accompanying notes


76  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Intermediate Fixed Income Portfolio
Statement of Net Assets
October 31, 2006


                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

AGENCY ASSET-BACKED SECURITIES - 0.33%
________________________________________________________________________________

Fannie Mae Grantor Trust
     Series 2003-T4 2A5
     4.907% 9/26/33                                    $26,822          $26,626
   ~ Series 2004-T4 A3
     4.42% 8/25/24                                      13,661           13,602
Fannie Mae Whole Loan
     Series 2001-W2 AS5
     6.473% 10/25/31                                    45,639           45,457
   ~ Series 2002-W11 AV1
     5.66% 11/25/32                                      8,101            8,100
________________________________________________________________________________

Total Agency Asset-Backed Securities
(cost $93,866)                                                           93,785
________________________________________________________________________________
________________________________________________________________________________

AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS - 4.28%
________________________________________________________________________________

Fannie Mae Grantor Trust
     Series 2001-T8 A2
     9.50% 7/25/41                                      27,720           29,919
     Series 2002-T19 A1
     6.50% 7/25/42                                      90,539           92,432
Fannie Mae
     Series 2003-122 AJ
     4.50% 2/25/28                                      30,695           29,963
     Series 2005-110 MB
     5.50% 9/25/35                                      90,000           90,730
Fannie Mae Whole Loan
     Series 2003-W10 1A4
     4.505% 6/25/43                                     25,000           24,215
     Series 2003-W15 2A7
     5.55% 8/25/43                                      35,000           34,993
     Series 2004-W9 2A1
     6.50% 2/25/44                                      54,032           55,325
Freddie Mac
     Series 1490 CA
     6.50% 4/15/08                                      31,458           31,376
     Series 2326 ZQ
     6.50% 6/15/31                                     101,252          105,795
     Series 2480 EH
     6.00% 11/15/31                                      1,650            1,648
     Series 2552 KB
     4.25% 6/15/27                                      46,554           46,059
     Series 2662 MA
     4.50% 10/15/31                                     55,957           54,921
     Series 2890 PC
     5.00% 7/15/30                                      95,000           93,422
     Series 2915 KP
     5.00% 11/15/29                                     50,000           49,210
     Series 3063 PC
     5.00% 2/15/29                                      85,000           84,094
Freddie Mac Stated Final
     Series 5 GC
     2.95% 12/15/09                                    162,741          158,727
~ Freddie Mac Strip Series 19F
     5.421% 6/1/28                                      28,036           27,890
/ Freddie Mac Structured
     Pass Through Securities
     Series T-58 2A
     6.50% 9/25/43                                      49,772           50,823
   ~ Series T-60 1A4C
     5.395% 3/25/44                                     15,000           14,909
GNMA
     Series 2002-61 BA
     4.648% 3/16/26                                     89,637           88,693
     Series 2003-5 B
     4.486% 10/16/25                                    25,000           24,562
~ Vendee Mortgage Trust
     Series 2000-1 1A
     6.82% 1/15/30                                      41,326           42,533
________________________________________________________________________________

Total Agency Collateralized Mortgage Obligations
(cost $1,238,749)                                                     1,232,239
________________________________________________________________________________
________________________________________________________________________________

AGENCY MORTGAGE-BACKED SECURITIES - 7.41%
________________________________________________________________________________

Fannie Mae
     5.50% 5/15/09                                      26,881           26,764
     6.50% 8/1/17                                       33,261           33,828
     6.52% 1/1/08                                        2,465            2,473
     8.50% 9/20/10                                       6,330            6,563
     9.00% 4/1/09                                        6,461            6,583
~ Fannie Mae ARM
     3.773% 8/1/34                                      73,942           74,256
     5.068% 8/1/35                                      70,631           69,213
     5.669% 12/1/33                                     76,993           78,332
Fannie Mae FHAVA
     9.00% 6/1/09                                       23,688           24,249
     11.00% 12/1/15                                      4,784            5,214
Fannie Mae Relocation 30 yr
     5.00% 11/1/33                                      72,456           70,612
     5.00% 1/1/34                                       46,915           45,721
     5.00% 1/1/34                                        6,041            5,883
Fannie Mae S.F. 15 yr
     4.00% 5/1/19                                       15,902           15,086
     8.00% 10/1/14                                      14,647           14,856
     8.50% 2/1/10                                       10,410           10,770


                                  2006 Annual Report o Delaware Pooled Trust  77

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

Fannie Mae S.F. 15 yr TBA
     6.00% 11/1/21                                   $ 155,000        $ 157,422
     6.00% 12/1/21                                     140,000          142,056
Fannie Mae S.F. 30 yr
     6.00% 10/1/33                                       6,134            6,186
     7.50% 12/1/10                                       6,139            6,191
     7.50% 12/1/32                                       8,225            8,555
     8.50% 5/1/11                                        3,681            3,758
     8.50% 8/1/12                                        4,982            5,093
     9.50% 4/1/18                                        1,965            2,147
Fannie Mae S.F. 30 yr TBA
     5.00% 11/1/36                                      70,000           67,594
     5.50% 11/1/36                                      90,000           88,931
     6.50% 11/1/36                                     500,000          509,688
     6.50% 12/1/36                                      90,000           91,659
     7.00% 11/1/36                                      80,000           82,300
~ Freddie Mac ARM
     5.015% 4/1/34                                      33,085           33,308
     5.821% 4/1/33                                      34,489           35,346
Freddie Mac Balloon 5 yr
     4.00% 6/1/08                                       15,335           15,126
     4.00% 1/1/09                                        7,605            7,478
Freddie Mac Relocation 15 yr
     3.50% 9/1/18                                       48,402           44,834
     3.50% 10/1/18                                       6,488            6,010
Freddie Mac Relocation 30 yr
     5.00% 9/1/33                                       68,530           67,012
Freddie Mac S.F. 15 yr
     4.00% 11/1/13                                      14,084           13,634
     4.00% 3/1/14                                       14,786           14,291
     8.50% 10/1/15                                       5,629            5,941
Freddie Mac S.F. 30 yr
     6.50% 10/1/32                                       7,961            8,159
     7.00% 11/1/33                                      16,496           17,022
     8.00% 9/1/07                                        1,070            1,073
     8.25% 10/1/07                                       2,124            2,135
     9.25% 9/1/08                                        2,784            2,843
Freddie Mac S.F. 30 yr TBA
     5.00% 11/1/36                                      25,000           24,156
     6.00% 11/1/36                                     145,000          145,951
GNMA I S.F. 15 yr
     6.00% 1/15/09                                       4,843            4,856
     7.50% 4/15/13                                      13,663           13,806
     8.50% 8/15/10                                       2,708            2,745
GNMA S.F. 30 yr
     7.50% 2/15/32                                       6,250            6,516
________________________________________________________________________________

Total Agency Mortgage-Backed Securities
(cost $2,137,690)                                                     2,134,225
________________________________________________________________________________
________________________________________________________________________________

AGENCY OBLIGATIONS - 1.37%
________________________________________________________________________________

Fannie Mae
     4.00% 5/23/07                                      40,000           39,728
Freddie Mac
     4.125% 7/12/10                                    365,000          356,253
________________________________________________________________________________

Total Agency Obligations
(cost $387,250)                                                         395,981
________________________________________________________________________________
________________________________________________________________________________

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.34%
________________________________________________________________________________

Bank of America Commercial Mortgage Securities
     Series 2004-5 A3
     4.561% 11/10/41                                    20,000           19,473
     Series 2005-1 A3
     4.877% 11/10/42                                    30,000           29,796
   ~ Series 2006-3 A4
     5.889% 7/10/44                                    115,000          119,905
     Series 2006-4 A4
     5.634% 7/10/46                                     55,000           56,363
# Bear Stearns Commercial
     Mortgage Securities Series
     2004-ESA E 144A
     5.064% 5/14/16                                     50,000           50,004
/ Commercial Mortgage Pass
     Through Certificates
   # Series 2001-J1A A2 144A
     6.457% 2/14/34                                     28,862           30,009
     Series 2006-C7 A2
     5.69% 6/10/46                                      35,000           35,736
# Credit Suisse First Boston
     Mortgage Securities Series
     2001-SPGA A2 144A
     6.515% 8/13/18                                    125,000          132,267
~ Credit Suisse Mortgage
     Capital Certificates Series
     2006-C1 AAB
     5.681% 2/15/39                                     20,000           20,325
DLJ Commercial Mortgage
     Series 1998-CF1 A3
     6.70% 2/18/31                                     130,000          132,008
First Union-Lehman Brothers-
     Bank of America Series
     1998-C2 A2
     6.56% 11/18/35                                     49,329           49,947
General Electric Capital
     Commercial Mortgage
     Series 2002-1A A3
     6.269% 12/10/35                                   130,000          136,424


78  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

   ~ Series 2005-C4 A2
     5.305% 11/10/45                                  $ 25,000       $   25,137
General Motors Acceptance
     Corporation Commercial
     Mortgage Securities
     Series 1998-C2 A2
     6.42% 5/15/35                                      14,506           14,733
~ Goldman Sachs Mortgage
     Securities II Series 2006-GG8 A4
     5.56% 11/10/39                                    160,000          163,033
JPMorgan Chase Commercial
     Mortgage Securities
     Series 2002-C1 A3
     5.376% 7/12/37                                     55,000           55,517
     Series 2002-C2 A2
     5.05% 12/12/34                                    145,000          143,912
     Series 2003-C1 A2
     4.985% 1/12/37                                    156,000          154,061
  ~# Series 2006-RR1A A1 144A
     5.609% 10/18/52                                    40,000           40,206
Lehman Brothers-UBS
     Commercial Mortgage Trust
     Series 2002-C1 A4
     6.462% 3/15/31                                    145,000          153,452
Morgan Stanley Capital I
     Series 1998-XL1 A2
     6.45% 6/3/30                                        1,536            1,535
# SBA Commercial Mortgage-
     Backed Securities Trust
     Series 2006-1A B 144A
     5.451% 11/15/36                                   125,000          125,352
~# STRIPs III Series 2003-1A
     AFIX 144A
     3.308% 3/24/18                                     44,870           43,261
# Tower 144A
     Series 2004-2A A
     4.232% 12/15/14                                    45,000           43,943
     Series 2006-1 B
     5.588% 2/15/36                                     25,000           25,085
     Series 2006-1 C
     5.707% 2/15/36                                     25,000           25,094
________________________________________________________________________________

Total Commercial Mortgage-Backed Securities
(cost $1,833,138)                                                     1,826,578
________________________________________________________________________________
________________________________________________________________________________

CORPORATE BONDS - 31.14%
________________________________________________________________________________
________________________________________________________________________________

Banking - 3.75%
________________________________________________________________________________

Credit Suisse First Boston USA
     4.625% 1/15/08                                     70,000           69,495
~# Glitnir Banki 144A
     6.693% 6/15/16                                    100,000          103,306
Marshall & Ilsley
     3.95% 8/14/09                                     140,000          135,860
Popular North America
     4.25% 4/1/08                                      160,000          156,973
~ RBS Capital Trust I
     4.709% 12/29/49                                   195,000          185,094
~# Resona Preferred Global
     Securities 144A
     7.191% 12/29/49                                   150,000          157,530
~ UBS Preferred Funding
     Trust V 6.243% 5/29/49                             80,000           83,319
US Bank 6.375% 8/1/11                                   55,000           57,828
~ Wachovia Capital Trust III
     5.80% 3/15/42                                     130,000          131,270
                                                                     __________

                                                                      1,080,675
                                                                     __________
________________________________________________________________________________

Basic Industry - 0.45%
________________________________________________________________________________

Barrick Gold Finance
     7.50% 5/1/07                                       30,000           30,310
Lubrizol 4.625% 10/1/09                                 55,000           54,030
Weyerhaeuser 5.95% 11/1/08                              45,000           45,449
                                                                     __________

                                                                        129,789
                                                                     __________
________________________________________________________________________________

Brokerage - 1.75%
________________________________________________________________________________

~ Ameriprise Financial
     7.518% 6/1/66                                      90,000           98,037
AMVESCAP 4.50% 12/15/09                                 90,000           87,927
Merrill Lynch & Co.
     6.05% 5/16/16                                     100,000          104,034
Morgan Stanley
     5.30% 3/1/13                                      140,000          140,375
Nuveen Investments
     5.00% 9/15/10                                      75,000           73,743
                                                                     __________

                                                                        504,116
                                                                     __________
________________________________________________________________________________

Capital Goods - 0.84%
________________________________________________________________________________

General Electric
     5.00% 2/1/13                                      150,000          148,876
United Technologies
     4.875% 5/1/15                                      95,000           92,583
                                                                     __________

                                                                        241,459
                                                                     __________


                                  2006 Annual Report o Delaware Pooled Trust  79

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

Communications - 4.55%
________________________________________________________________________________

AT&T
     7.30% 11/15/11                                   $ 65,000       $   70,816
BellSouth
     4.20% 9/15/09                                      65,000           63,224
British Telecommunications
     8.375% 12/15/10                                   110,000          123,653
Comcast
     5.85% 11/15/15                                    110,000          110,818
Cox Communications
     4.625% 1/15/10                                     65,000           63,564
GTE California
     7.65% 3/15/07                                      95,000           95,759
News America Holdings
     7.375% 10/17/08                                    45,000           46,717
SBC Communications
     5.10% 9/15/14                                      65,000           63,422
Sprint Capital
     7.625% 1/30/11                                     50,000           53,940
Telecom Italia Capital
     4.00% 1/15/10                                      95,000           90,551
   ~ 5.984% 7/18/11                                     80,000           79,916
Telefonica Emisones
   ~ 5.69% 6/19/09                                      75,000           75,116
     5.984% 6/20/11                                     75,000           76,697
Telefonos de Mexico
     4.50% 11/19/08                                    130,000          128,222
Thomson
     5.75% 2/1/08                                      125,000          125,590
Time Warner Entertainment
     8.375% 3/15/23                                     35,000           41,410
                                                                     __________

                                                                      1,309,415
                                                                     __________
________________________________________________________________________________

Consumer Cyclical - 3.03%
________________________________________________________________________________

~ DaimlerChrysler Holdings
     5.918% 8/3/09                                     200,000          200,248
Fortune Brands
     5.125% 1/15/11                                     70,000           68,778
     5.375% 1/15/16                                     10,000            9,491
Home Depot
     3.75% 9/15/09                                      50,000           48,322
     5.40% 3/1/16                                       35,000           35,010
May Department Stores
     3.95% 7/15/07                                      80,000           79,012
# Nissan Motor Acceptance 144A
     5.625% 3/14/11                                    150,000          150,946
Penney (J.C.)
     8.00% 3/1/10                                       35,000           37,618
Procter & Gamble
     6.875% 9/15/09                                     15,000           15,721
Time Warner 8.18% 8/15/07                               90,000           91,943
Viacom
   ~ 5.74% 6/16/09                                     100,000          100,084
     5.75% 4/30/11                                      35,000           35,078
                                                                     __________

                                                                        872,251
                                                                     __________
________________________________________________________________________________

Consumer Non-Cyclical - 1.86%
________________________________________________________________________________

AmerisourceBergen
     5.875% 9/15/15                                     35,000           34,550
Baxter International
     5.196% 2/16/08                                     10,000            9,956
Fred Meyer
     7.45% 3/1/08                                       45,000           46,132
Hershey
     5.45% 9/1/16                                      125,000          126,553
Kraft Foods
     4.125% 11/12/09                                   100,000           97,090
Kroger
     6.375% 3/1/08                                      45,000           45,464
Medco Health Solutions
     7.25% 8/15/13                                      25,000           27,198
UST 6.625% 7/15/12                                      45,000           47,667
Wyeth 5.50% 2/1/14                                     100,000          100,747
                                                                     __________

                                                                        535,357
                                                                     __________
________________________________________________________________________________

Electric - 3.36%
________________________________________________________________________________

Ameren
     4.263% 5/15/07                                     80,000           79,474
America Electric Power
     4.709% 8/16/07                                    110,000          109,399
Avista
     7.75% 1/1/07                                       45,000           45,142
CC Fund Trust I
     6.90% 2/16/07                                      45,000           45,174
Dominion Resources
     5.687% 5/15/08                                     50,000           50,230
Duke Capital
     4.331% 11/16/06                                    65,000           64,972
FPL Group Capital
     5.625% 9/1/11                                      55,000           55,811
Pacific Gas & Electric
     3.60% 3/1/09                                      110,000          106,236
Potomac Electric Power
     6.25% 10/15/07                                     80,000           80,639
# Power Contract Financing 144A
     6.256% 2/1/10                                      33,256           33,525
~ Progress Energy
     5.824% 1/15/10                                     55,000           55,238
PSEG Funding Trust I
     5.381% 11/16/07                                    60,000           59,944
TXU Energy
     6.125% 3/15/08                                    180,000          181,656
                                                                     __________

                                                                        967,440
                                                                     __________


80  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

Energy - 1.35%
________________________________________________________________________________

Anadarko Petroleum
     5.95% 9/15/16                                    $ 75,000       $   76,310
# Canadian Oil Sands 144A
     4.80% 8/10/09                                      10,000            9,817
Halliburton
     5.50% 10/15/10                                     45,000           45,353
# Ras Laffan Liquefied
     Natural Gas III 144A
     5.832% 9/30/16                                     90,000           91,036
Talisman Energy
     7.125% 6/1/07                                      95,000           95,872
Valero Energy
     6.125% 4/15/07                                     70,000           70,163
                                                                     __________

                                                                        388,551
                                                                     __________
________________________________________________________________________________

Financials - 2.15%
________________________________________________________________________________

American General Finance
     4.875% 7/15/12                                     80,000           78,167
~# Mizuho JGB Investment
     Preferred 144A
     9.87% 12/29/49                                    105,000          112,212
Residential Capital
     6.00% 2/22/11                                      70,000           70,269
     6.125% 11/21/08                                    65,000           65,392
     6.375% 6/30/10                                     36,000           36,565
     6.50% 4/17/13                                     100,000          101,897
   ~ 6.693% 11/21/08                                    35,000           35,417
     6.875% 6/30/15                                    115,000          120,559
                                                                     __________

                                                                        620,478
                                                                     __________
________________________________________________________________________________

Insurance - 4.08%
________________________________________________________________________________

# Farmers Insurance Exchange
     144A 6.00% 8/1/14                                 125,000          124,413
~# Great West Life & Annuity
     Insurance 144A
     7.153% 5/16/46                                     20,000           21,087
# Liberty Mutual 144A
     5.75% 3/15/14                                      55,000           55,600
     6.70% 8/15/16                                      60,000           63,913
Marsh & McLennan
     5.15% 9/15/10                                      45,000           43,185
     5.375% 3/15/07                                    100,000           99,938
MetLife 5.00% 6/15/15                                  120,000          116,580
# Nippon Life Insurance 144A
     4.875% 8/9/10                                      55,000           54,036
PMI Group 5.568% 11/15/08                               70,000           70,158
SAFECO Capital Trust I
     8.072% 7/15/37                                     65,000           68,338
St. Paul Travelers
     5.01% 8/16/07                                      90,000           89,518
~/# Twin Reefs Pass Through
     Trust 144A 6.32%
     12/31/49                                          200,000          200,361
WellPoint
     4.25% 12/15/09                                     25,000           24,296
     5.00% 1/15/11                                      70,000           69,330
Willis 5.125% 7/15/10                                   75,000           72,953
                                                                     __________

                                                                      1,173,706
                                                                     __________
________________________________________________________________________________

Natural Gas - 1.31%
________________________________________________________________________________

Oneok 5.51% 2/16/08                                     70,000           70,075
Sempra Energy
     4.621% 5/17/07                                     25,000           24,901
Southern Union
     6.15% 8/16/08                                     110,000          110,870
Valero Logistics Operations
     6.05% 3/15/13                                     170,000          172,617
                                                                     __________

                                                                        378,463
                                                                     __________
________________________________________________________________________________

Real Estate - 0.96%
________________________________________________________________________________

~ Brandywine Operating Partnership
     5.822% 4/1/09                                      70,000           70,139
Developers Diversified Realty
     4.625% 8/1/10                                      90,000           87,776
HRPT Properties Trust
     5.75% 2/15/14                                      35,000           35,069
Simon Property Group
     5.375% 8/28/08                                     85,000           84,891
                                                                     __________

                                                                        277,875
                                                                     __________
________________________________________________________________________________

Technology - 0.70%
________________________________________________________________________________

Dell 6.55% 4/15/08                                      65,000           66,044
Motorola 4.608% 11/16/07                               135,000          134,127
                                                                     __________

                                                                        200,171
                                                                     __________
________________________________________________________________________________

Transportation - 1.00%
________________________________________________________________________________

Continental Airlines
     6.503% 6/15/11                                    150,000          152,797
# Erac USA Finance 144A
     7.35% 6/15/08                                     130,000          133,939
                                                                     __________

                                                                        286,736
                                                                     __________
________________________________________________________________________________

Total Corporate Bonds
(cost $8,901,941)                                                     8,966,482
________________________________________________________________________________
________________________________________________________________________________

MUNICIPAL BONDS - 0.45%
________________________________________________________________________________

Colorado Department of
     Transportation Revenue Series B
     5.00% 12/15/12 (FGIC)                             120,000          129,125
________________________________________________________________________________

Total Municipal Bonds
(cost $129,549)                                                         129,125
________________________________________________________________________________


                                  2006 Annual Report o Delaware Pooled Trust  81

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

NON-AGENCY ASSET-BACKED SECURITIES - 11.00%
________________________________________________________________________________

Chase Funding Mortgage Loan
     Asset-Backed Certificates
     Series 2002-3 1A6
     4.707% 9/25/13                                   $139,400         $137,797
     Series 2003-3 1A4
     3.303% 11/25/29                                    76,989           75,812
CitiFinancial Mortgage
     Securities
     Series 2003-2 AF4
     4.098% 5/25/33                                    180,000          175,388
Countrywide Asset-Backed
     Certificates
   ~ Series 2005-7 AF2
     4.367% 11/25/35                                    95,000           94,012
   ~ Series 2005-12 2A2
     4.898% 2/25/36                                     40,000           39,682
   ~ Series 2006-3 2A2
     5.50% 6/25/36                                     215,000          215,373
     Series 2006-9 1AF3
     5.859% 10/25/46                                   105,000          105,905
   ~ Series 2006-11 1AF3
     6.05% 9/25/46                                     175,000          177,489
     Series 2006-13 1AF3
     5.944% 1/25/37                                    130,000          131,347
   ~ Series 2006-15 A3
     5.689% 10/25/46                                    45,000           45,285
     Series 2006-S2 A2
     5.627% 7/25/27                                     40,000           40,052
     Series 2006-S3 A2
     6.085% 6/25/21                                     80,000           81,007
     Series 2006-S5 A3
     5.762% 6/25/35                                     75,000           75,391
   ~ Series 2006-S6 A2
     5.519% 3/25/34                                     85,000           84,982
Credit-Based Asset Servicing
     and Securitization
     Series 2005-CB8 AF1B
     5.451% 12/25/35                                    51,829           51,587
   # Series 2006-SL1 A2 144A
     5.556% 9/25/36                                    175,000          175,182
# Dunkin Securitization Series
     2006-1 A2 144A
     5.779% 6/20/31                                    100,000          101,785
~ General Motors Acceptance
     Corporation Mortgage Loan Trust
     Series 2006-HE3 A2
     5.75% 10/25/36                                     70,000           70,160
GSAMP Trust Series 2006-S3 A1
     6.085% 5/25/36                                     35,120           35,065
Honda Automobile Receivables
     Owners Trust Series 2004-1 A4
     3.06% 10/21/09                                     10,000            9,836
~# MASTR Specialized Loan Trust
     Series 2005-2 A2 144A
     5.006% 7/25/35                                     28,768           28,174
~ Merrill Lynch Mortgage
     Investors
     Series 2005-NCB A1A
     5.451% 7/25/36                                     16,133           16,060
     Series 2006-AR1 A2C
     5.48% 3/25/37                                      80,000           80,033
Mid-State Trust
     Series 11 A1
     4.864% 7/15/38                                     35,424           34,124
     Series 2004-1 A
     6.005% 8/15/37                                      6,962            7,053
   # Series 2006-1 A 144A
     5.787% 10/15/40                                    40,000           40,050
~ Option One Mortgage Loan
     Trust Series 2005-4 A3
     5.58% 11/25/35                                    150,000          150,363
Ownit Mortgage Loan Asset
     Backed Certificates Series 2006-2
     A2B 5.633% 1/25/37                                 20,000           20,005
Peco Energy Transition Trust
     Series 1999-A A6
     6.05% 3/1/09                                        9,610            9,629
Renaissance Home Equity Loan Trust
     Series 2004-4 AF2
     3.856% 2/25/35                                     15,589           15,520
     Series 2005-1 AF2
     4.263% 5/25/35                                     73,646           73,204
     Series 2005-4 A2
     5.399% 2/25/36                                     65,000           64,769
~ Residential Asset Mortgage
     Products Series 2004-RZ2 AI3
     4.30% 1/25/31                                      38,105           37,716
~ Residential Asset Securities
     Series 2006-KS3 AI3
     5.49% 4/25/36                                     180,000          180,311
Residential Funding Mortgage Securities II
     Series 2003-HS2 AI3
     3.17% 3/25/18                                      53,753           52,635
   ~ Series 2005-HI2 A1
     5.46% 5/25/35                                      36,163           36,165
     Series 2005-HI3 A2
     5.09% 9/25/35                                      95,000           94,359
# Silverleaf Finance Series 2005-A A
144A 4.857% 11/15/16                                    29,031           28,778
Structured Asset Securities
     Series 2001-SB1 A2
     3.375% 8/25/31                                     47,493           42,629
     Series 2004-16XS A2
     4.91% 8/25/34                                      33,282           33,105
     Series 2005-2XS 1A2A
     4.51% 2/25/35                                      30,000           29,418
     Series 2005-NC1 A2
     3.92% 2/25/35                                      43,813           43,531


82  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

Triad Auto Receivables Owner
     Trust Series 2006-C A4
     5.31% 5/13/13                                    $125,000       $  125,900
________________________________________________________________________________

Total Non-Agency Asset-Backed Securities
(cost $3,162,222)                                                     3,166,668
________________________________________________________________________________

________________________________________________________________________________

NON-AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS - 15.86%
________________________________________________________________________________

American Home Mortgage Investment
     Trust Series 2005-2 5A1
     5.064% 9/25/35                                     50,000           48,802
Bank of America Alternative Loan Trust
     Series 2003-10 2A1
     6.00% 12/25/33                                     56,988           57,059
     Series 2004-2 1A1
     6.00% 3/25/34                                      75,239           75,333
     Series 2004-10 1CB1
     6.00% 11/25/34                                     14,035           14,140
     Series 2005-9 5A1
     5.50% 10/25/20                                     65,586           65,299
~ Bank of America Funding
     Securities Series 2006-F 1A2
     5.174% 7/20/36                                    113,121          112,402
Bank of America Mortgage Securities
   ~ Series 2003-D 1A2
     6.114% 5/25/33                                      1,896            1,908
     Series 2005-9 2A1
     4.75% 10/25/20                                     68,783           67,454
~ Bear Stearns Alternative A Trust
     Series 2006-3 33A1
     6.194% 5/25/36                                     55,300           55,965
     Series 2006-3 34A1
     6.192% 5/25/36                                     51,621           52,236
     Series 2006-4 23A5
     6.244% 8/25/36                                     88,960           90,310
Countrywide Alternative Loan Trust
     Series 2004-28CB
     6A1 6.00% 1/25/35                                  80,198           80,248
   ~ Series 2004-J7 1A2
     4.673% 8/25/34                                     32,354           32,060
     Series 2005-1CB 2A2
     5.50% 3/25/35                                     159,186          157,755
   ~ Series 2005-63 3A1
     5.892% 11/25/35                                    78,002           78,119
     Series 2005-85CB 2A2
     5.50% 2/25/36                                      22,266           22,273
     Series 2006-2CB A3
     5.50% 3/25/36                                      57,686           57,869
/ Countrywide Home Loan
     Mortgage Pass Through Trust
   ~ Series 2003-21 A1
     4.078% 5/25/33                                     19,228           18,909
   ~ Series 2004-12 1M
     4.566% 8/25/34                                     84,608           83,771
     Series 2006-1 A2
     6.00% 3/25/36                                      63,658           63,766
     Series 2006-HYB3 3A1A
     6.12% 5/25/36                                      84,598           85,760
   ~ Series 2006-HYB4 1A2
     5.716% 6/20/36                                     76,892           77,087
Credit Suisse First Boston
     Mortgage Securities
     Series 2003-29 5A1
     7.00% 12/25/33                                     22,918           23,212
     Series 2004-1 3A1
     7.00% 2/25/34                                      17,729           17,897
Deutsche Alternative A Securities
     Loan Trust Series 2003-4XS
     A6A 4.82% 10/25/33                                125,000          122,622
First Horizon Asset Securities
     Series 2003-5 1A17
     8.00% 7/25/33                                      11,047           11,726
   ~ Series 2004-AR5 4A1
     5.681% 10/25/34                                    45,723           45,563
~ General Motors Acceptance
     Corporation Mortgage Loan Trust
     Series 2005-AR2 4A
     5.183% 5/25/35                                    112,293          110,391
# GSMPS Mortgage Loan Trust 144A
     Series 1998-3 A
     7.75% 9/19/27                                      33,725           35,397
     Series 2005-RP1 1A3
     8.00% 1/25/35                                      28,674           30,414
     Series 2005-RP1 1A4
     8.50% 1/25/35                                      14,883           15,791
     Series 2006-RR1 1A3
     8.00% 1/25/36                                      36,210           38,375
GSR Mortgage Home Loan Trust
     Series 2004-2F 9A1
     6.00% 9/25/19                                      36,551           36,521
~ Indymac Index Mortgage Loan Trust
     Series 2006-AR2 1A1A
     5.54% 4/25/46                                      36,782           36,811
     Series 2006-AR7 5A1
     6.169% 5/25/36                                     36,312           36,795
~ JPMorgan Mortgage Trust
     Series 2005-A4 1A1
     5.408% 7/25/35                                    109,329          108,066
     Series 2005-A6 1A2
     5.151% 9/25/35                                     95,000           95,381
     Series 2006-A2 3A3
     5.685% 4/25/36                                    100,000          100,636
Lehman Mortgage Trust
     Series 2005-2 2A3
     5.50% 12/25/35                                     67,646           67,522
     Series 2006-1 3A3
     5.50% 2/25/36                                      80,000           80,187


                                  2006 Annual Report o Delaware Pooled Trust  83

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

~ MASTR Adjustable Rate
     Mortgages Trust
     Series 2003-6 1A2
     3.087% 12/25/33                                  $ 60,980         $ 61,858
     Series 2005-6 7A1
     5.375% 6/25/35                                     68,006           67,188
     MASTR Alternative Loans Trust
     Series 2003-9 1A1
     5.50% 12/25/18                                     38,221           38,078
# MASTR Reperforming Loan Trust
     Series 2005-1 1A5 144A
     8.00% 8/25/34                                      55,135           58,327
Nomura Asset Acceptance
     Series 2005-WF1 2A2
     4.786% 3/25/35                                    105,000          103,478
   ~ Series 2006-AF1 1A2
     6.159% 5/25/36                                     95,000           95,876
Residential Asset Mortgage Products
     Series 2004-SL1 A3
     7.00% 11/25/31                                     29,996           30,386
     Series 2004-SL4 A3
     6.50% 7/25/32                                      42,321           43,079
~ Residential Funding Mortgage
     Securities I Series 2006-SA3
     3A1 6.38% 9/25/36                                 102,208          103,152
~ Structured Adjustable Rate
     Mortgage Loan Trust
     Series 2004-18 5A
     5.50% 12/25/34                                     49,092           48,632
     Series 2005-22 4A2
     5.381% 12/25/35                                    23,575           23,133
     Series 2005-3XS A2
     5.57% 1/25/35                                      29,268           29,281
     Series 2006-5 5A4
     5.586% 6/25/36                                     38,808           38,299
Structured Asset Securities
   ~ Series 2002-22H 1A
     6.963% 11/25/32                                     8,749            8,940
     Series 2004-12H 1A
     6.00% 5/25/34                                      29,271           29,298
/ Washington Mutual Alternative
     Mortgage Pass Through Certificates
     Series 2005-9 3CB
     5.50% 10/25/20                                     48,908           48,778
     Series 2006-5 2CB3
     6.00% 7/25/36                                      96,140           97,115
   ~ Series 2006-AR5 3A
     5.60% 7/25/46                                      69,413           69,605
~ Washington Mutual
     Series 2003-AR4 A7
     3.95% 5/25/33                                      37,094           36,339
     Series 2004-AR4 A2
     2.98% 6/25/34                                      77,566           76,990
     Series 2006-AR7 1A
     5.644% 7/25/46                                     41,463           41,486
     Series 2006-AR10 1A1
     5.974% 9/25/36                                    106,232          107,299
     Series 2006-AR14 1A4
     5.668% 11/25/36                                   100,000          100,133
Wells Fargo Mortgage-Backed
     Securities Trust
   ~ Series 2004-I 1A1
     5.261% 7/25/34                                     57,160           57,338
   ~ Series 2004-T A1
     4.323% 9/25/34                                     46,491           46,459
     Series 2005-17 1A1
     5.50% 1/25/36                                      24,034           23,493
     Series 2006-2 3A1
     5.75% 3/25/36                                      58,615           58,011
   ~ Series 2006-AR4 1A1
     5.865% 4/25/36                                    110,058          110,129
   ~ Series 2006-AR4 2A1
     5.787% 4/25/36                                    162,089          161,732
   ~ Series 2006-AR5 2A1
     5.542% 4/25/36                                     41,662           41,824
   ~ Series 2006-AR10 5A1
     5.606% 7/25/36                                     96,073           96,293
   ~ Series 2006-AR11 A7
     5.539% 8/25/36                                    107,467          106,886
   ~ Series 2006-AR12 1A2
     6.05% 9/25/36                                      96,310           96,960
________________________________________________________________________________

Total Non-Agency Collateralized Mortgage
Obligations (cost $4,557,592)                                         4,567,707
________________________________________________________________________________


84   Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

U.S. TREASURY OBLIGATIONS - 17.53%
________________________________________________________________________________

U.S. Treasury Inflation Index
     Bonds 2.00% 1/15/26                            $   97,590       $   93,301
U.S. Treasury Inflation Index Notes
 oo  2.00% 1/15/14                                     248,274          242,057
     2.50% 7/15/16                                     565,365          573,669
     3.00% 7/15/12                                     572,655          590,483
     3.375% 1/15/07                                    315,286          311,677
U.S. Treasury Notes
     4.50% 9/30/11                                   1,585,000        1,579,986
     4.875% 8/15/09                                     10,000           10,068
     4.875% 8/15/16                                  1,375,000        1,404,005
^ U.S. Treasury Strip
     4.621% 11/15/13                                   335,000          243,565
________________________________________________________________________________

Total U.S. Treasury Obligations
(cost $5,029,006)                                                     5,048,811
________________________________________________________________________________
________________________________________________________________________________

REPURCHASE AGREEMENTS - 2.92%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $434,663, collateralized
     by $454,600 U.S. Treasury Bills
     due 4/26/07, market value
     $443,686)                                         434,600          434,600
With Cantor Fitzgerald 5.25%
     11/1/06 (dated 10/31/06, to
     be repurchased at $225,233,
     collateralized by $82,800
     U.S. Treasury Notes 3.25%
     due 8/15/07, market value
     $82,311 and $152,000
     U.S. Treasury Notes 3.375%
     due 9/15/09, market value
     $147,497)                                         225,200          225,200
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06, to
     be repurchased at $180,226,
     collateralized by $2,600
     U.S. Treasury Bills due 1/11/07,
     market value $2,527 and
     $185,800 U.S. Treasury
     Bills due 4/26/07, market
     value $181,340)                                   180,200          180,200
________________________________________________________________________________

Total Repurchase Agreements
(cost $840,000)                                                         840,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 98.63%
(COST $28,311,003)                                                 $ 28,401,601
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER ASSETS
     NET OF LIABILITIES - 1.37%                                         393,520
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 2,896,374
     SHARES OUTSTANDING; EQUIVALENT
     TO $9.94 PER SHARE - 100.00%
                                                                   $ 28,795,121
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                            $ 29,238,254
Undistributed net investment income                                          87
Accumulated net realized loss on investments                           (561,435)
Net unrealized appreciation of investments                              118,215
________________________________________________________________________________

Total net assets
                                                                   $ 28,795,121
________________________________________________________________________________

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $2,379,215, which represented 8.26% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

oo Fully or partially pledged as collateral for financial futures contracts.

 / Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

Summary of Abbreviations:

ARM - Adjustable Rate Mortgage
FGIC - Insured by the Financial Guaranty Insurance Company
FHAVA - Federal Housing Administration & Veterans Administration
GNMA - Government National Mortgage Association
TBA - To be announced
S.F. - Single Family
yr - Year

The following futures contracts and swap agreements were outstanding at October 31, 2006:

Futures Contracts (1)

                                                                    Unrealized
        Contracts        Notional      Notional      Expiration    Appreciation
      to Buy (Sell)   Cost Proceeds     Value           Date      (Depreciation)
________________________________________________________________________________

(3) U.S. Treasury
     2 year Notes       $(612,171)    $(613,219)      12/31/06       $ (1,048)
25 U.S. Treasury
     5 year Notes       2,625,474     2,639,062       12/31/06         13,588
2 U.S. Treasury
     10 year Notes        215,292       216,438       12/31/06          1,146
                                                                   __________

                                                                     $ 13,686
                                                                   __________


                                  2006 Annual Report o Delaware Pooled Trust  85

Swap Contract (2)

 Notional     Expiration                                            Unrealized
  Amount         Date                 Description                  Appreciation
 _______________________________________________________________________________

$870,000        2/1/07       Agreement with Goldman Sachs            $13,931
                             to receive the notional amount
                             multiplied by the return on
                             the Lehman Brothers Commercial
                             MBS Index AAA and to pay
                             the notional amount multiplied
                             by the 1 month BBA LIBOR
                             adjusted by a spread of
                             plus 0.05%.

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

(1) See Note 8 in "Notes to Financial Statements".
(2) See Note 9 in "Notes to Financial Statements".

See accompanying notes


Delaware Pooled Trust -
The Core Focus Fixed Income Portfolio
Statement of Net Assets
October 31, 2006

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

AGENCY ASSET-BACKED SECURITIES - 0.12%
________________________________________________________________________________

Fannie Mae Grantor Trust
     Series 2003-T4 2A5
     4.907% 9/26/33                                   $ 63,701         $ 63,236
________________________________________________________________________________

Total Agency Asset-Backed Securities
(cost $63,111)                                                           63,236
________________________________________________________________________________
________________________________________________________________________________

AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.60%
________________________________________________________________________________

Fannie Mae
     Series 1996-46 ZA
     7.50% 11/25/26                                     16,631           17,211
     Series 2002-90 A1
     6.50% 6/25/42                                       4,103            4,172
     Series 2002-90 A2
     6.50% 11/25/42                                     13,760           14,022
     Series 2003-122 AJ
     4.50% 2/25/28                                      28,137           27,466
     Series 2005-110 MB
     5.50% 9/25/35                                     130,000          131,056
Fannie Mae Grantor Trust
   ~ Series 2001-T5 A2
     6.995% 2/19/30                                    140,088          144,062
     Series 2001-T8 A2
     9.50% 7/25/41                                      16,306           17,600
     Series 2002-T4 A3
     7.50% 12/25/41                                     10,155           10,577
Fannie Mae Whole Loan
     Series 2004-W9 2A1
     6.50% 2/25/44                                      18,794           19,243
     Series 2004-W11 1A2
     6.50% 5/25/44                                      32,428           33,214
Freddie Mac
     Series 1730 Z
     7.00% 5/15/24                                      20,918           21,995
     Series 2326 ZQ
     6.50% 6/15/31                                      44,298           46,285
     Series 2480 EH
     6.00% 11/15/31                                      1,523            1,521
     Series 2662 MA
     4.50% 10/15/31                                     47,121           46,249
     Series 2872 GC
     5.00% 11/15/29                                     45,000           44,216
     Series 2890 PC
     5.00% 7/15/30                                      70,000           68,837
     Series 2915 KP
     5.00% 11/15/29                                     40,000           39,368
     Series 3022 MB
     5.00% 12/15/28                                     35,000           34,692
     Series 3063 PC
     5.00% 2/15/29                                     110,000          108,827


86 Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

/ Freddie Mac Structured
     Pass-Through Securities
     Series T-54 2A
     6.50% 2/25/43                                  $    5,539       $    5,602
     Series T-58 2A
     6.50% 9/25/43                                      23,891           24,395
________________________________________________________________________________

Total Agency Collateralized Mortgage Obligations
(cost $859,104)                                                         860,610
________________________________________________________________________________

________________________________________________________________________________

AGENCY MORTGAGE-BACKED SECURITIES - 22.03%
________________________________________________________________________________

Fannie Mae
     6.171% 5/1/09                                       4,634            4,678
     6.50% 8/1/17                                       24,190           24,602
Fannie Mae Relocation 30 yr
     5.00% 11/1/33                                      32,605           31,776
     5.00% 1/1/34                                       12,081           11,767
     5.00% 8/1/34                                       15,460           15,058
     5.00% 11/1/34                                      77,558           75,539
     5.00% 1/1/36                                      269,050          261,643
     5.00% 2/1/36                                      217,557          211,488
Fannie Mae S.F. 15 yr
     4.50% 8/1/19                                       16,371           15,854
     5.00% 10/1/18                                      24,289           23,976
     5.00% 2/1/19                                       36,149           35,653
     5.00% 1/1/20                                       22,995           22,651
     5.00% 6/1/20                                        3,979            3,920
     5.00% 2/1/21                                       14,345           14,127
     5.50% 4/1/21                                       18,772           18,792
     7.00% 11/1/14                                       5,240            5,390
Fannie Mae S.F. 15 yr TBA
     5.50% 11/1/21                                   1,405,000        1,406,317
     6.00% 11/1/21                                     290,000          294,531
     6.00% 12/1/21                                     265,000          268,892
Fannie Mae S.F. 20 yr
     5.50% 8/1/25                                      127,269          126,753
Fannie Mae S.F. 30 yr
     5.00% 3/1/34                                       60,408           58,470
     5.00% 5/1/34                                       20,860           20,179
     5.00% 1/1/35                                       31,955           30,911
     5.00% 5/1/35                                      150,368          145,226
     5.00% 3/1/36                                      127,043          122,653
     5.00% 4/1/36                                       93,853           90,610
     5.50% 3/1/29                                       58,273           57,899
     5.50% 4/1/29                                       57,758           57,388
     5.50% 2/1/35                                      133,648          132,309
     5.50% 5/1/35                                      121,529          120,168
     5.50% 12/1/35                                     205,871          203,564
     5.50% 3/1/36                                      116,935          115,576
     5.50% 4/1/36                                      288,689          285,334
     5.50% 5/1/36                                      102,972          101,775
     6.00% 9/1/34                                        3,498            3,524
     6.00% 11/1/34                                      22,325           22,493
     6.00% 10/1/35                                      41,852           42,121
     6.00% 4/1/36                                      114,153          114,860
     6.50% 6/1/29                                       22,043           22,644
     6.50% 1/1/34                                       17,185           17,563
     6.50% 4/1/36                                       53,394           54,425
     7.00% 12/1/34                                       8,805            9,072
     7.00% 12/1/35                                      10,683           10,997
     7.50% 6/1/31                                        6,793            7,078
     7.50% 4/1/32                                        4,635            4,820
     7.50% 5/1/33                                       24,595           25,505
     7.50% 6/1/34                                       10,518           10,906
Fannie Mae S.F. 30 yr TBA
     5.00% 11/1/35                                   1,340,000        1,293,937
     5.50% 11/1/36                                   3,230,000        3,191,643
     6.00% 11/1/36                                     385,000          387,285
     6.50% 11/15/34                                    648,000          660,554
     6.50% 12/1/36                                     240,000          244,425
~ Freddie Mac ARM
     4.121% 4/1/34                                      17,515           17,634
Freddie Mac Relocation 30 yr
     5.00% 9/1/33                                       68,530           67,012
Freddie Mac S.F. 15 yr
     4.00% 2/1/14                                       15,042           14,543
Freddie Mac S.F. 20 yr
     5.50% 9/1/24                                       82,586           82,404
Freddie Mac S.F. 30 yr
     5.00% 3/1/34                                       54,662           52,913
     5.00% 2/1/36                                       24,814           23,987
     5.50% 11/1/33                                      48,032           47,636
     7.00% 11/1/33                                       5,076            5,238
Freddie Mac S.F. 30 yr TBA
     5.00% 11/1/36                                     490,000          473,462
     6.00% 11/1/36                                     525,000          528,444
Government National
     Mortgage Association S.F. 30 yr
     7.50% 1/15/32                                      10,499           10,947
________________________________________________________________________________

Total Agency Mortgage-Backed Securities
(cost $11,802,107)                                                   11,863,541
________________________________________________________________________________


                                   2006 Annual Report o Delaware Pooled Trust 87

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

AGENCY OBLIGATIONS - 0.78%
________________________________________________________________________________

Fannie Mae
     3.375% 12/15/08                                 $ 140,000       $  135,815
   ^ 5.689% 10/9/19                                    210,000          104,282
Federal Home Loan Bank
     4.25% 9/14/07                                     135,000          133,955
     4.875% 11/15/06                                    20,000           19,996
Freddie Mac
     4.125% 4/2/07                                      25,000           24,877
________________________________________________________________________________
________________________________________________________________________________

Total Agency Obligations
(cost $415,169)                                                         418,925
________________________________________________________________________________
________________________________________________________________________________

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.94%
________________________________________________________________________________

Bank of America Commercial
     Mortgage Securities
   ~ Series 2006-3 A4
     5.889% 7/10/44                                    250,000          260,663
     Series 2006-4 A4
     5.634% 7/10/46                                    100,000          102,477
/ Commercial Mortgage
     Pass-Through Certificates
   # Series 2001-J1A A2 144A
     6.457% 2/14/34                                     24,052           25,008
     Series 2006-C7 A2
     5.69% 6/10/46                                      85,000           86,787
~ Credit Suisse Mortgage
     Capital Certificates
     Series 2006-C1 AAB
     5.681% 2/15/39                                     45,000           45,732
# Crown Castle Towers
     Series 2005-1A C 144A
     5.074% 6/15/35                                     25,000           24,623
DLJ Commercial Mortgage
     Series 1998-CF1 A3
     6.70% 2/18/31                                     120,000          121,854
First Union-Lehman
     Brothers-Bank of America
     Series 1998-C2 A2
     6.56% 11/18/35                                     57,551           58,272
General Electric Capital
     Commercial Mortgage
     Series 2002-1A A3
     6.269% 12/10/35                                    65,000           68,212
~ Goldman Sachs Mortgage
     Securities II
     Series 2006-GG8 A4
     5.56% 11/10/39                                    305,000          310,779
   # Series 2006-RR2 A1 144A
     5.814% 6/23/46                                    105,000          106,432
JPMorgan Chase Commercial
     Mortgage Securities
     Series 2002-C1 A3
     5.376% 7/12/37                                    100,000          100,941
     Series 2003-C1 A2
     4.985% 1/12/37                                    254,000          250,842
   ~ Series 2006-LDP7 AJ
     6.06% 4/15/45                                     115,000          119,808
  ~# Series 2006-RR1A A1 144A
     5.456% 10/18/52                                    80,000           80,413
Lehman Brothers-UBS
     Commercial Mortgage Trust
     Series 2002-C1 A4
     6.462% 3/15/31                                     60,000           63,497
# SBA Commercial Mortgage
     Securities Trust
     Series 2006-1A B 144A
     5.451% 11/15/36                                   225,000          225,633
# Tower 144A
     Series 2006-1 B
     5.588% 2/15/36                                     30,000           30,102
     Series 2006-1 C 144A
     5.707% 2/15/36                                     40,000           40,151
________________________________________________________________________________

Total Commercial Mortgage-Backed Securities
(cost $2,092,940)                                                     2,122,226
________________________________________________________________________________
________________________________________________________________________________

CORPORATE BONDS - 31.53%
________________________________________________________________________________
________________________________________________________________________________

Banking - 5.17%
________________________________________________________________________________

~# Barclays Bank 144A
     7.375% 6/29/49                                     85,000           92,478
First Union Institutional Capital II
     7.85% 1/1/27                                      160,000          166,667
~# Glitnir Banki 144A
     6.693% 6/15/16                                    100,000          103,306
HSBC Holdings
     6.50% 5/2/36                                      100,000          108,710
JP Morgan Chase Capital XX
     6.55% 9/29/36                                     145,000          150,716
~ MUFG Capital Finance 1
     6.346% 7/29/49                                    100,000          101,171
Popular North America
     4.25% 4/1/08                                      135,000          132,446
   ~ 5.77% 4/6/09                                       70,000           70,223
Popular North America Capital
     Trust I 6.564% 9/15/34                             85,000           83,383
~# Rabobank Capital
     Funding II 144A
     5.26% 12/29/49                                     50,000           49,174
~ RBS Capital Trust I
     4.709% 12/29/49                                   195,000          185,095


88   Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

Regions Financial
     7.00% 3/1/11                                     $  5,000       $    5,347
~# Resona Bank 144A
     5.85% 9/29/49                                     200,000          196,260
~# Resona Preferred Global
     Securities Cayman 144A
     7.191% 12/29/49                                    90,000           94,518
~# Shinsei Finance Cayman 144A
     6.418% 1/29/49                                    100,000          100,746
Sovereign Capital Trust VI
     7.908% 6/13/36                                    115,000          129,451
~# Sumitomo Mitsui
     Banking 144A
     5.625% 7/29/49                                    100,000           98,018
~ Suntrust Bank
     5.452% 4/2/08                                      15,000           15,031
SunTrust Capital II
     7.90% 6/15/27                                     130,000          135,748
~ SunTrust Preferred Capital I
     5.853% 12/11/49                                   215,000          216,970
~ UBS Preferred Funding Trust V
     6.243% 5/29/49                                    120,000          124,978
~# Vneshtorgbank 144A
     5.97% 8/1/08                                      100,000          100,045
# Wachovia Capital Trust I 144A
     7.64% 1/15/27                                     155,000          161,241
~ Wachovia Capital Trust III
     5.80% 3/15/42                                     160,000          161,563
                                                                     __________

                                                                      2,783,285
                                                                     ___________
________________________________________________________________________________

Basic Industries - 0.51%
________________________________________________________________________________

Barrick Gold Finance
     7.50% 5/1/07                                       45,000           45,465
Lubrizol
     4.625% 10/1/09                                     40,000           39,295
# Stora Enso 144A
     7.25% 4/15/36                                     100,000          105,096
Weyerhaeuser
     7.125% 7/15/23                                     85,000           85,667
                                                                     ___________

                                                                        275,523
                                                                     ___________
________________________________________________________________________________

Brokerage - 1.48%
________________________________________________________________________________

~ Ameriprise Financial
     7.518% 6/1/66                                     105,000          114,377
AMVESCAP
     4.50% 12/15/09                                    150,000          146,544
Goldman Sachs Group
     6.345% 2/15/34                                     90,000           92,201
Merrill Lynch
     6.05% 5/16/16                                     100,000          104,034
     6.22% 9/15/26                                     100,000          103,557
Morgan Stanley
     6.25% 8/9/26                                      100,000          105,049
Nuveen Investments
     5.00% 9/15/10                                     135,000          132,737
                                                                     ___________

                                                                        798,499
                                                                     ___________
________________________________________________________________________________

Capital Goods - 0.65%
________________________________________________________________________________

Caterpillar
     6.05% 8/15/36                                      65,000           68,379
General Electric
     5.00% 2/1/13                                      115,000          114,138
Honeywell International
     5.70% 3/15/36                                      60,000           60,725
# Siemens Finance 144A
     6.125% 8/17/26                                    100,000          104,327
                                                                     ___________

                                                                        347,569
                                                                     ___________
________________________________________________________________________________

Communications - 4.24%
________________________________________________________________________________

AT&T
     7.30% 11/15/11                                    120,000          130,738
     8.00% 11/15/31                                     45,000           56,549
BellSouth
     4.20% 9/15/09                                      55,000           53,497
British Telecommunications
     8.875% 12/15/30                                    65,000           88,319
Comcast
   ~ 5.674% 7/14/09                                     65,000           65,170
     6.50% 11/15/35                                     55,000           56,345
Cox Communications
     4.625% 1/15/10                                     80,000           78,232
Embarq
     6.738% 6/1/13                                      80,000           82,334
GTE California
     7.65% 3/15/07                                      70,000           70,560
News America Holdings
     7.75% 12/1/45                                      65,000           73,482
Sprint Capital
     7.625% 1/30/11                                    125,000          134,849
     8.75% 3/15/32                                     180,000          223,021
Telecom Italia Capital
     4.00% 1/15/10                                      55,000           52,424
   ~ 5.984% 7/18/11                                    150,000          149,842
     7.20% 7/18/36                                     175,000          184,436
Telefonica Emisones
   ~ 5.69% 6/19/09                                     110,000          110,171
     5.984% 6/20/11                                     75,000           76,697
     6.421% 6/20/16                                     75,000           77,872
     7.045% 6/20/36                                     75,000           81,013
Telefonos de Mexico
     4.50% 11/19/08                                    170,000          167,674
Thomson
     5.75% 2/1/08                                       50,000           50,236


                                  2006 Annual Report o Delaware Pooled Trust  89

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

Time Warner Entertainment
     8.375% 3/15/23                                   $ 25,000       $   29,579
Viacom
   ~ 5.74% 6/16/09                                     120,000          120,101
     5.75% 4/30/11                                      70,000           70,156
                                                                     ___________

                                                                      2,283,297
                                                                     ___________
________________________________________________________________________________

Consumer Cyclical - 2.24%
________________________________________________________________________________

Centex
     4.875% 8/15/08                                     35,000           34,665
   ~ 5.739% 8/1/07                                     180,000          180,196
     6.50% 5/1/16                                       10,000           10,267
CVS
     3.875% 11/1/07                                     15,000           14,750
~ DaimlerChrysler
     5.918% 8/3/09                                     125,000          125,155
     6.019% 10/31/08                                    15,000           15,056
DR Horton
     5.25% 2/15/15                                      10,000            9,296
Fortune Brands
     5.125% 1/15/11                                     75,000           73,690
Home Depot
     5.40% 3/1/16                                       40,000           40,011
Johnson Controls
     5.00% 11/15/06                                     60,000           59,982
Kohl's
     6.30% 3/1/11                                       35,000           36,341
May Department Stores
     3.95% 7/15/07                                     140,000          138,271
Penney (J.C.)
     7.625% 3/1/97                                     135,000          141,464
     8.00% 3/1/10                                       60,000           64,488
Procter & Gamble
     6.875% 9/15/09                                     60,000           62,883
Tandy
     6.95% 9/1/07                                       20,000           20,134
Target
     5.875% 3/1/12                                      30,000           31,007
Time Warner
     8.18% 8/15/07                                     145,000          148,131
                                                                     ___________

                                                                      1,205,787
                                                                     ___________
________________________________________________________________________________

Consumer Non-Cyclical - 1.17%
________________________________________________________________________________

Altria Group
     7.65% 7/1/08                                      125,000          129,416
AmerisourceBergen
     5.875% 9/15/15                                    115,000          113,520
Boston Scientific
     6.40% 6/15/16                                      90,000           91,574
Kroger
     6.375% 3/1/08                                      75,000           75,773
Medco Health Solutions
     7.25% 8/15/13                                      50,000           54,395
Medtronic
     4.75% 9/15/15                                      15,000           14,324
UST
     6.625% 7/15/12                                     40,000           42,371
Wyeth
     5.50% 2/1/14                                      110,000          110,821
                                                                     ___________

                                                                        632,194
                                                                     ___________
________________________________________________________________________________

Electric - 4.71%
________________________________________________________________________________

~ Alabama Power Capital Trust IV
     4.75% 10/1/42                                     140,000          139,290
Ameren
     4.263% 5/15/07                                     90,000           89,408
America Electric Power
     4.706% 8/16/07                                     75,000           74,590
Avista
     7.75% 1/1/07                                       30,000           30,095
CC Fund Trust I
     6.90% 2/16/07                                      45,000           45,174
Commonwealth Edison
     5.95% 8/15/16                                     175,000          177,404
Consumers Energy
     6.00% 2/15/14                                      55,000           56,451
Dominion Resources
     5.687% 5/15/08                                     55,000           55,253
Duke Capital
     4.331% 11/16/06                                    45,000           44,981
     5.668% 8/15/14                                     90,000           90,559
FPL Group Capital
     5.625% 9/1/11                                      95,000           96,401
   ~ 6.35% 10/1/66                                     130,000          133,032
Georgia Power
     4.875% 7/15/07                                     25,000           24,931
~ Georgia Power Capital Trust VI
     4.875% 11/1/42                                     85,000           84,243
Midamerican Energy Holdings
     6.125% 4/1/36                                      65,000           67,073
~ Nisource Finance
     5.968% 11/23/09                                    80,000           80,059
Oncor Electric Delivery
     7.00% 9/1/22                                       40,000           43,724
Pepco Holdings
     5.50% 8/15/07                                     100,000          100,050
   ~ 6.025% 6/1/10                                     105,000          105,457
# Power Contract Financing 144A
     6.256% 2/1/10                                      58,198           58,669
~ Progress Energy
     5.824% 1/15/10                                     75,000           75,325
PSEG Funding Trust I
     5.381% 11/16/07                                   175,000          174,837
PSEG Power
     5.50% 12/1/15                                      90,000           88,278
Southern Capital Funding
     5.30% 2/1/07                                      115,000          114,846
Southwestern Public Service
     6.00% 10/1/36                                     120,000          120,742


90   Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

# TAQA 144A
     5.875% 10/27/16                                 $ 100,000       $  102,057
     6.50% 10/27/36                                    215,000          225,395
Xcel Energy
     6.50% 7/1/36                                       35,000           37,535
                                                                     ___________

                                                                      2,535,859
                                                                     ___________
________________________________________________________________________________

Energy - 0.68%
________________________________________________________________________________

Anadarko Petroleum
     5.95% 9/15/16                                      85,000           86,485
# Canadian Oil Sands 144A
     4.80% 8/10/09                                      15,000           14,726
Nexen
     5.875% 3/10/35                                     30,000           28,800
# Ras Laffan Liquefied
     Natural Gas III 144A
     5.832% 9/30/16                                    105,000          106,208
Valero Energy
     6.125% 4/15/07                                     15,000           15,035
Weatherford International
     4.95% 10/15/13                                     40,000           38,600
     5.50% 2/15/16                                      75,000           73,897
                                                                     ___________

                                                                        363,751
                                                                     ___________
________________________________________________________________________________

Financials - 2.09%
________________________________________________________________________________

~ American Express
     6.80% 9/1/66                                       70,000           74,570
American General Finance
     4.875% 7/15/12                                     65,000           63,511
~ HSBC Finance Capital Trust IX
     5.911% 11/30/35                                   100,000          100,748
~# Mizuho JGB Investment
     Preferred 144A
     9.87% 12/29/49                                    125,000          133,585
Residential Capital
     6.00% 2/22/11                                      80,000           80,307
     6.125% 11/21/08                                   100,000          100,603
     6.375% 6/30/10                                     82,000           83,288
     6.50% 4/17/13                                     155,000          157,941
   ~ 6.693% 11/21/08                                    50,000           50,596
     6.875% 6/30/15                                    165,000          172,976
~# Swiss Re Capital I 144A
     6.854% 5/29/49                                    100,000          104,636
                                                                     ___________

                                                                      1,122,761
                                                                     ___________
________________________________________________________________________________

Industrial - 0.25%
________________________________________________________________________________

President and Fellows of
     Harvard College
     6.30% 10/1/37                                     125,000          135,353
                                                                     ___________

                                                                        135,353
                                                                     ___________
________________________________________________________________________________

Insurance - 4.03%
________________________________________________________________________________

AmerUs Group
     6.583% 5/16/11                                    130,000          135,158
# Farmers Exchange
     Capital 144A
     7.05% 7/15/28                                     100,000          105,130
# Farmers Insurance
     Exchange 144A
     6.00% 8/1/14                                       35,000           34,836
~# Great West Life & Annuity
     Insurance 144A
     7.153% 5/16/46                                     75,000           79,075
Hartford Financial
     Services Group
     5.663% 11/16/08                                   100,000          100,699
# Liberty Mutual 144A
     6.70% 8/15/16                                      70,000           74,565
Marsh & McLennan
     5.15% 9/15/10                                     225,000          215,926
     5.375% 3/15/07                                    140,000          139,913
   ~ 5.513% 7/13/07                                     10,000           10,000
MetLife
     5.00% 6/15/15                                      45,000           43,718
Montpelier
     6.125% 8/15/13                                    170,000          165,266
# Mutual of Omaha 144A
     6.80% 6/15/36                                     100,000          106,733
# Nationwide Mutual
     Insurance 144A
     7.875% 4/1/33                                      40,000           47,789
# Nippon Life Insurance 144A
     4.875% 8/9/10                                      60,000           58,948
/~# North Front Pass-Through
     Trust 144A
     5.81% 12/15/24                                    250,000          248,817


                                  2006 Annual Report o Delaware Pooled Trust  91

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

PMI Group
     5.568% 11/15/08                                  $125,000       $  125,283
SAFECO Capital I
     8.072% 7/15/37                                    170,000          178,731
St. Paul Travelers
     5.01% 8/16/07                                      50,000           49,732
/~# Twin Reefs Pass-Through
     Trust 144A
     6.32% 12/31/49                                    100,000          100,181
WellPoint
     4.25% 12/15/09                                     40,000           38,873
     5.85% 1/15/36                                      35,000           34,538
Willis North America
     5.125% 7/15/10                                     80,000           77,817
                                                                     ___________

                                                                      2,171,728
                                                                     ___________
________________________________________________________________________________

Natural Gas - 1.66%
________________________________________________________________________________

Atmos Energy
     4.00% 10/15/09                                     95,000           91,173
Enterprise Products Operating
     4.625% 10/15/09                                    55,000           53,894
Kaneb Pipe Line
     5.875% 6/1/13                                      25,000           25,178
Oneok
     5.51% 2/16/08                                      60,000           60,065
Oneok Partners
     5.90% 4/1/12                                      110,000          111,705
Sempra Energy
     4.621% 5/17/07                                     85,000           84,662
   ~ 5.863% 5/21/08                                    115,000          115,222
Southern Union
     6.15% 8/16/08                                     195,000          196,541
Valero Logistics Operations
     6.05% 3/15/13                                     155,000          157,387
                                                                     ___________

                                                                        895,827
                                                                     ___________
________________________________________________________________________________

Real Estate - 0.66%
________________________________________________________________________________

~ Brandywine Operating Partnership
     5.822% 4/1/09                                     130,000          130,258
Developers Diversified Realty
     4.625% 8/1/10                                      50,000           48,765
     5.00% 5/3/10                                       70,000           69,174
     5.375% 10/15/12                                    25,000           24,904
HRPT Properties Trust
     5.75% 2/15/14                                      80,000           80,157
                                                                     ___________

                                                                        353,258
                                                                     ___________
________________________________________________________________________________

Technology - 0.47%
________________________________________________________________________________

Motorola
     4.608% 11/16/07                                   255,000          253,352
                                                                     ___________

                                                                        253,352
                                                                     ___________
________________________________________________________________________________

Transportation - 1.52%
________________________________________________________________________________

American Airlines
     3.857% 7/9/10                                     154,365          146,245
Continental Airlines
     6.503% 6/15/11                                    275,000          280,128
# Erac USA Finance 144A
     5.30% 11/15/08                                    150,000          149,558
     7.35% 6/15/08                                      75,000           77,273
United Airlines
     6.071% 3/1/13                                     165,354          166,284
                                                                     ___________

                                                                        819,488
                                                                     ___________
________________________________________________________________________________

Total Corporate Bonds (cost $16,780,373)                             16,977,531
________________________________________________________________________________
________________________________________________________________________________

^ FEDERAL AGENCIES (DISCOUNT NOTES) - 12.87%
________________________________________________________________________________

Fannie Mae
     5.131% 11/2/06                                  3,790,000        3,789,460
Federal Home Loan Bank
     5.099% 11/1/06                                  2,140,000        2,140,000
     5.116% 11/8/06                                    500,000          499,504
Freddie Mac
     5.12% 11/14/06                                    500,000          499,078
________________________________________________________________________________

Total Federal Agencies (Discount Notes)
(cost $6,928,042)                                                     6,928,042
________________________________________________________________________________
________________________________________________________________________________

FOREIGN AGENCIES - 0.51%
________________________________________________________________________________

Pemex Project Funding
     Master Trust
     6.125% 8/15/08                                    135,000          136,552
     6.625% 6/15/35                                     70,000           70,718
# 144A 6.625% 6/15/35                                   65,000           65,666
________________________________________________________________________________

Total Foreign Agencies
(cost $267,147)                                                         272,936
________________________________________________________________________________
________________________________________________________________________________

FOREIGN LOCAL GOVERNMENTS - 0.11%
________________________________________________________________________________

Hydro Quebec
     6.30% 5/11/11                                      55,000           57,764
________________________________________________________________________________

Total Foreign Local Governments
(cost $56,784)                                                           57,764
________________________________________________________________________________
________________________________________________________________________________

MUNICIPAL BONDS - 0.56%
________________________________________________________________________________

Augusta, Georgia Water
     & Sewer Revenue
     5.25% 10/1/39 (FSA)                                30,000           32,364
California State
     5.00% 2/1/33                                        5,000            5,233
California State University
     Systemwide Revenue
     5.00% 11/1/30 (AMBAC)                              15,000           15,944
Illinois State Taxable Pension
     5.10% 6/1/33                                       90,000           87,097


92  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

Massachusetts Health &
     Education Facilities Authority
     Revenue Series A
     5.00% 7/15/36                                    $ 65,000         $ 69,267
New Jersey Economic
     Development Authority
     Revenue Cigarette Tax
     5.75% 6/15/29                                       5,000            5,445
New York State Urban
     Development Series A-1
     5.25% 3/15/34 (FGIC)                               25,000           26,878
Oregon State Taxable Pension
     5.892% 6/1/27                                      30,000           31,730
West Virginia Economic
     Development Authority
     5.37% 7/1/20 (MBIA)                                30,000           30,116
________________________________________________________________________________

Total Municipal Bonds
(cost $296,037)                                                         304,074
________________________________________________________________________________
________________________________________________________________________________

NON-AGENCY ASSET-BACKED SECURITIES - 6.14%
________________________________________________________________________________

~ Ameriquest Mortgage
     Securities Series
     2006-R1 A2C
     5.51% 3/25/36                                     100,000          100,133
Countrywide Asset-Backed
     Certificates
   ~ Series 2006-3 2A2
     5.50% 6/25/36                                     190,000          190,331
   ~ Series 2006-4 2A2
     5.50% 7/25/36                                     365,000          365,669
   ~ Series 2006-11 1AF3
     6.05% 9/25/46                                     250,000          253,556
     Series 2006-13 1AF3
     5.944% 1/25/37                                    130,000          131,347
   ~ Series 2006-15 A3
     5.689% 10/25/46                                    80,000           80,506
     Series 2006-S2 A2
     5.627% 7/25/27                                    120,000          120,157
     Series 2006-S3 A2
     6.085% 6/25/21                                    160,000          162,015
   ~ Series 2006-S6 A2
     5.519% 3/25/34                                    155,000          154,967
Credit-Based Asset Servicing
     and Securitization
     Series 2005-CB8 AF1B
     5.451% 12/25/35                                    38,872           38,690
   # Series 2006-SL1 A2 144A
     5.556% 9/25/36                                    180,000          180,187
   # Dunkin Securitization
     Series 2006-1 A2 144A
     5.779% 6/20/31                                    215,000          218,837
~ General Motors Acceptance
     Corporation Mortgage Loan
     Trust Series 2006-HE3 A2
     5.75% 10/25/36                                     70,000           70,160
~# MASTR Specialized Loan Trust
     Series 2005-2 A2 144A
     5.006% 7/25/35                                     28,768           28,174
~ Merrill Lynch Mortgage Investors
     Series 2005-NCB A1A
     5.451% 7/25/36                                     17,600           17,520
     Series 2006-AR1 A2C
     5.48% 3/25/37                                     125,000          125,051
Mid-State Trust
     Series 11 A1
     4.864% 7/15/38                                     16,102           15,511
     Series 2004-1 A
     6.005% 8/15/37                                     13,923           14,106
     Series 2005-1 A
     5.745% 1/15/40                                     21,093           21,106
   # Series 2006-1 A 144A
     5.787% 10/15/40                                   100,000          100,125
~ Option One Mortgage
     Loan Trust Series 2005-4 A3
     5.58% 11/25/35                                     50,000           50,121
Ownit Mortgage Loan Asset
     Backed Certificates
     Series 2006-2 A2B
     5.633% 1/25/37                                     60,000           60,015
Peco Energy Transition
     Trust Series 1999-A A6
     6.05% 3/1/09                                       38,441           38,516
Renaissance Home Equity
     Loan Trust
     Series 2004-4 AF2
     3.856% 2/25/35                                     15,589           15,520
     Series 2005-4 A2
     5.399% 2/25/36                                     70,000           69,751
     Series 2005-4 A3
     5.565% 2/25/36                                     25,000           25,045
     Series 2006-1 AF3
     5.608% 5/25/36                                    105,000          105,049
~ Residential Asset Mortgage
     Products Series 2004-RZ2 AI3
     4.30% 1/25/31                                      38,105           37,716
Residential Funding
     Mortgage Securities II
     Series 2005-HI3 A2
     5.09% 9/25/35                                      50,000           49,663
   ~ Series 2006-HSA1 A2
     5.19% 2/25/36                                     100,000           99,417


                                  2006 Annual Report o Delaware Pooled Trust  93

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

# Sierra Receivables
     Funding 144A
     Series 2003-1A A
     3.09% 1/15/14                                  $   12,010       $   11,851
     Series 2003-2A A1
     3.03% 12/15/15                                    119,630          116,919
Structured Asset Securities
     Series 2001-SB1 A2
     3.375% 8/25/31                                     35,619           31,971
     Series 2004-16XS A2
     4.91% 8/25/34                                      33,282           33,105
   ~ Series 2005-NC1 A7
     5.55% 2/25/35                                      18,337           18,353
Triad Auto Receivables
     Owner Trust Series
     2006-CA4
     5.31% 5/13/13                                     155,000          156,116
________________________________________________________________________________

Total Non-Agency Asset-Backed Securities
(cost $3,294,995)                                                     3,307,276
________________________________________________________________________________
________________________________________________________________________________

NON-AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS - 17.78%
________________________________________________________________________________

American Home Mortgage
     Investment Trust
     Series 2005-2 5A1
     5.064% 9/25/35                                    125,000          122,005
Bank of America Alternative
     Loan Trust
     Series 2003-10 2A1
     6.00% 12/25/33                                     46,133           46,191
     Series 2004-2 1A1
     6.00% 3/25/34                                      25,080           25,111
     Series 2004-10 1CB1
     6.00% 11/25/34                                      7,017            7,070
     Series 2004-11 1CB1
     6.00% 12/25/34                                     37,311           37,560
     Series 2005-3 2A1
     5.50% 4/25/20                                      35,031           34,922
     Series 2005-5 2CB1
     6.00% 6/25/35                                      41,335           41,374
     Series 2005-6 7A1
     5.50% 7/25/20                                      24,022           23,932
     Series 2005-9 5A1
     5.50% 10/25/20                                     17,490           17,413
Bank of America Mortgage
     Securities
   ~ Series 2003-D 1A2
     6.114% 5/25/33                                        542              545
   ~ Series 2004-L 4A1
     5.164% 1/25/35                                     81,116           79,802
     Series 2005-9 2A1
     4.75% 10/25/20                                     68,783           67,454
~ Bear Stearns Alternative A Trust
     Series 2006-3 33A1
     6.194% 5/25/36                                    165,901          167,895
     Series 2006-3 34A1
     6.192% 5/25/36                                    137,657          139,295
     Series 2006-4 23A5
     6.244% 8/25/36                                    159,192          161,608
Bear Stearns Asset Backed
     Securities Series
     2005-AC8 A5 5.50%
     11/25/35                                           94,523           94,222
Chase Mortgage Finance
     Series 2003-S8 A2
     5.00% 9/25/18                                     142,791          140,974
Countrywide Alternative Loan Trust
     Series 2004-28CB 6A1
     6.00% 1/25/35                                      67,859           67,902
   ~ Series 2004-J7 1A2
     4.673% 8/25/34                                     37,331           36,992
     Series 2004-J8 1A1
     7.00% 9/25/34                                      76,250           77,894
     Series 2005-57CB 4A3
     5.50% 12/25/35                                     53,253           53,124
   ~ Series 2005-63 3A1
     5.892% 11/25/35                                    78,002           78,119
     Series 2006-2CB A3
     5.50% 3/25/36                                      97,622           97,932
     Series 2006-33CB M
     6.00% 11/25/36                                     49,979           49,767
/ Countrywide Home Loan
     Mortgage Pass-Through Trust
   ~ Series 2004-12 1M
     4.566% 8/25/34                                    144,331          142,904
   # Series 2005-R2 2A4 144A
     8.50% 6/25/35                                     160,378          171,929
     Series 2006-1 A2
     6.00% 3/25/36                                     100,035          100,203
   ~ Series 2006-HYB3 3A1A
     6.12% 5/20/36                                     159,796          161,992
   ~ Series 2006-HYB4 1A2
     5.716% 6/20/36                                    149,262          149,639
Credit Suisse First Boston
     Mortgage Securities
     Series 2003-29 5A1
     7.00% 12/25/33                                     17,004           17,222
     Series 2004-1 3A1
     7.00% 2/25/34                                       4,172            4,211
Deutsche Alternative A Securities
     Loan Trust Series
     2003-4XS A6A
     4.82% 10/25/33                                    235,000          230,528


94  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

First Horizon Asset Securities
     Series 2003-5 1A17
     8.00% 7/25/33                                    $ 11,047         $ 11,726
   ~ Series 2004-AR5 4A1
     5.679% 10/25/34                                    20,783           20,710
~ General Motors Acceptance
     Corporation Mortgage
     Loan Trust
     Series 2005-AR2 4A
     5.183% 5/25/35                                    361,834          355,704
# GSMPS Mortgage Loan
     Trust 144A
     Series 2005-RP1 1A3
     8.00% 1/25/35                                      57,348           60,828
     Series 2005-RP1 1A4
     8.50% 1/25/35                                      38,696           41,058
     Series 2006 RP1 1A2
     7.50% 1/25/36                                     167,065          174,746
     Series 2006-RR1 1A3
     8.00% 1/25/36                                      60,350           63,959
~ Indymac Index Mortgage
     Loan Trust
     Series 2005-AR25 1A21
     5.882% 12/25/35                                    56,388           56,501
     Series 2006-AR2 1A1A
     5.54% 4/25/46                                     197,701          197,861
     Series 2006-AR7 5A1
     6.169% 5/25/36                                    127,093          128,781
~ JPMorgan Mortgage Trust
     Series 2005-A4 1A1
     5.408% 7/25/35                                    200,437          198,121
     Series 2005-A6 1A2
     5.151% 9/25/35                                     75,000           75,301
Lehman Mortgage Trust
     Series 2005-2 2A3
     5.50% 12/25/35                                     76,102           75,962
     Series 2006-1 3A3
     5.50% 2/25/36                                     150,000          150,351
~ MASTR Adjustable Rate
     Mortgages Trust
     Series 2003-6 1A2
     3.087% 12/25/33                                    24,946           25,306
     Series 2005-6 7A1
     5.375% 6/25/35                                    123,261          121,778
MASTR Alternative Loans Trust
     Series 2003-9 1A1
     5.50% 12/25/18                                     35,491           35,358
     Series 2005-3 7A1
     6.00% 4/25/35                                      32,205           32,325
# MASTR Reperforming Loan Trust 144A
     Series 2005-1 1A5
     8.00% 8/25/34                                      16,216           17,155
     Series 2005-2 1A4
     8.00% 5/25/35                                      28,563           30,393
Morgan Stanley Mortgage
     Loan Trust Series 2006-2 6A
     6.50% 2/25/36                                      75,422           76,530
Nomura Asset Acceptance
     Series 2005-WF1 2A2
     4.786% 3/25/35                                    160,000          157,681
   ~ Series 2006-AF1 1A2
     6.159% 5/25/36                                    225,000          227,074
Prime Mortgage Trust
     Series 2004-CL1 1A1
     6.00% 2/25/34                                      15,634           15,722
Residential Accredit Loans
     Series 2005-QS9 A6
     5.50% 6/25/35                                      45,000           44,068
Residential Asset Mortgage
     Products
     Series 2004-SL1 A3
     7.00% 11/25/31                                     13,748           13,927
     Series 2004-SL4 A3
     6.50% 7/25/32                                      26,450           26,924
     Series 2005-SL1 A2
     6.00% 5/25/32                                      28,146           28,858
~ Residential Funding Mortgage
     Security I Series 2006-SA3 3A1
     6.38% 9/25/36                                     180,080          181,744
~ Structured Adjustable Rate
     Mortgage Loan Trust
     Series 2004-18 5A
     5.50% 12/25/34                                     37,763           37,409
     Series 2005-22 4A2
     5.381% 12/25/35                                    33,005           32,387
     Series 2006-5 5A4
     5.586% 6/25/36                                     77,616           76,597
Structured Asset Securities
   ~ Series 2002-22H 1A
     6.963% 11/25/32                                     8,166            8,344
     Series 2004-5H A2
     4.43% 12/25/33                                     33,640           33,174
     Series 2004-12H 1A
     6.00% 5/25/34                                      43,906           43,947
   ~ Series 2005-6 B2
     5.344% 5/25/35                                     98,085           93,584



                                  2006 Annual Report o Delaware Pooled Trust  95

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

/ Washington Mutual Alternative
     Mortgage Pass-Through
     Certificates
     Series 2005-9 3CB
     5.50% 10/25/20                                   $128,939         $128,596
     Series 2006-2 2CB
     6.50% 3/25/36                                     119,075          120,638
     Series 2006-5 2CB3
     6.00% 7/25/36                                     168,246          169,951
     Series 2006-5 LB1
     6.00% 7/25/36                                      79,785           79,727
   ~ Series 2006-AR5 3A
     5.60% 7/25/46                                     123,951          124,295
Washington Mutual
   ~ Series 2003-AR4 A7
     3.95% 5/25/33                                      11,028           10,803
   ~ Series 2004-AR4 A2
     2.98% 6/25/34                                      35,257           34,996
     Series 2004-CB3 1A
     6.00% 10/25/34                                      6,865            6,870
     Series 2004-CB3 4A
     6.00% 10/25/19                                     49,050           49,588
   ~ Series 2006-AR7 1A
     5.644% 7/25/46                                    107,805          107,864
   ~ Series 2006-AR8 1A5
     5.93% 8/25/46                                      75,870           76,543
   ~ Series 2006-AR8 2A3
     6.166% 8/25/36                                     23,587           23,871
   ~ Series 2006-AR10 1A1
     5.977% 9/25/36                                    197,978          199,967
   ~ Series 2006-AR14 1A4
     5.668% 11/25/36                                    60,000           60,080
Wells Fargo Mortgage Backed
     Securities Trust
   ~ Series 2004-I 1A1
     5.261% 7/25/34                                     75,846           76,083
   ~ Series 2004-T A1
     4.323% 9/25/34                                     41,842           41,813
     Series 2005-12 1A7
     5.50% 11/25/35                                    118,335          114,822
     Series 2005-14 2A1
     5.50% 12/25/35                                    268,039          261,924
     Series 2005-17 1A1
     5.50% 1/25/36                                     192,273          187,947
     Series 2005-17 1A2
     5.50% 1/25/36                                      96,137           94,673
     Series 2006-1 A3
     5.00% 3/25/21                                     228,136          223,430
     Series 2006-2 3A1
     5.75% 3/25/36                                     200,269          198,204
     Series 2006-4 1A8
     5.75% 4/25/36                                     115,727          117,095
     Series 2006-7 2A1
     6.00% 6/25/36                                     198,471          197,913
   ~ Series 2006-AR4 1A1
     5.865% 4/25/36                                    177,049          177,164
   ~ Series 2006-AR4 2A1
     5.787% 4/25/36                                    381,386          380,545
   ~ Series 2006-AR5 2A1
     5.542% 4/25/36                                    208,311          209,120
   ~ Series 2006-AR10 5A1
     6.00% 7/25/36                                     168,128          168,513
   ~ Series 2006-AR11 A7
     5.539% 8/25/36                                    200,279          199,197
   ~ Series 2006-AR12 1A2
     6.050% 9/25/36                                    110,756          111,504
________________________________________________________________________________

Total Non-Agency Collateralized
Mortgage Obligations (cost $9,508,250)                                9,573,361
________________________________________________________________________________
________________________________________________________________________________

U.S. TREASURY OBLIGATIONS - 14.24%
________________________________________________________________________________

oo U.S. Treasury Bonds
     4.50% 2/15/36                                   1,030,000          994,433
U.S. Treasury Inflation
     Index Bonds 2.00%
     1/15/26                                           169,498          162,049
U.S. Treasury Inflation
     Index Notes
     2.375% 4/15/11                                    267,075          265,729
     2.50% 7/15/16                                     842,999          855,381
     3.00% 7/15/12                                     515,956          532,020
U.S. Treasury Notes
     4.50% 9/30/11                                   1,490,000        1,485,286
     4.625% 9/30/08                                    785,000          783,988
     4.875% 8/15/16                                  2,430,000        2,481,258
^ U.S. Treasury Strip
     4.589% 11/15/13                                   150,000          109,059
________________________________________________________________________________

Total U.S. Treasury Obligations
(cost $7,615,347)                                                     7,669,203
________________________________________________________________________________


96  Delaware Pooled Trust o 2006 Annual Report

                                                        Number      Market Value
                                                     of Shares           (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

PREFERRED STOCK - 0.70%
________________________________________________________________________________

Bank of America
     5.718%                                              5,000          125,275
   # Santander Finance 144A
     6.80%                                              10,000          250,000
________________________________________________________________________________

Total Preferred Stock
(cost $375,000)                                                         375,275
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 112.91%
(COST $60,354,406)                                                   60,794,000
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
     OTHER ASSETS - (12.91%)                                         (6,952,372)
________________________________________________________________________________

NET ASSETS APPLICABLE TO
     5,915,317 SHARES OUTSTANDING;
     EQUIVALENT TO $9.10
     PER SHARE - 100.00%                                            $53,841,628
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $52,028,857
Undistributed net investment income                                   1,780,258
Accumulated net realized loss
     on investments                                                    (415,327)
Net unrealized appreciation
     of investments                                                     447,840
________________________________________________________________________________

Total net assets                                                    $53,841,628
________________________________________________________________________________

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

 / Pass-Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $5,097,579, which represented 9.47% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

oo Fully or partially pledged as collateral for financial futures contracts.

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
ARM - Adjustable Rate Mortgage
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
S.F. - Single Family
TBA - To be announced
yr - Year

The following futures contracts and swap agreements were outstanding at October 31, 2006:

    Futures Contracts (1)
                                                                 Unrealized
      Contracts        Notional       Notional    Expiration    Appreciation
    to Buy (Sell)   Cost (Proceeds)    Value         Date      (Depreciation)
    ________________________________________________________________________

4   U.S. Treasury
    5 year Notes       $422,826       $422,250     12/31/06        $(576)
2   U.S. Treasury
    10 year Notes       213,911        216,438     12/31/06        2,527
(3) U.S. Treasury
    long Bonds         (331,694)      (337,969)    12/31/06       (6,275)
                                                                 _______

                                                                 $(4,324)
                                                                 _______




    Swap Contract (2)

    Notional         Expiration                                  Unrealized
     Amount             Date              Description           Appreciation
    ________________________________________________________________________

    $785,000           2/1/07     Agreement with Goldman Sachs    $12,570
                                  to receive the notional
                                  amount multiplied by the
                                  return on the Lehman Brothers
                                  Commercial MBS Index
                                  AAA and to pay
                                  the notional amount
                                  multiplied by the
                                  1 month BBA LIBOR
                                  adjusted by a spread
                                  of plus 0.05%.


The use of futures contracts and swap contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

(1) See Note 8 in "Notes to Financial Statements."
(2) See Note 9 in "Notes to Financial Statements."


See accompanying notes


                                  2006 Annual Report o Delaware Pooled Trust  97

Delaware Pooled Trust - The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 2006


                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

CORPORATE BONDS - 94.20%
________________________________________________________________________________
________________________________________________________________________________

Basic Industry - 13.49%
________________________________________________________________________________

Abitibi-Consolidated
     6.95% 12/15/06                                   $  5,000         $  5,025
     7.875% 8/1/09                                      30,000           29,550
AK Steel
     7.875% 2/15/09                                     40,000           40,350
# Berry Plastics Holding 144A
     8.875% 9/15/14                                     20,000           20,300
Bowater
     9.00% 8/1/09                                       25,000           26,125
     9.50% 10/15/12                                     90,000           91,349
Donohue Forest Products
     7.625% 5/15/07                                     25,000           25,125
Georgia-Pacific
     9.50% 12/1/11                                      40,000           43,700
Gold Kist
     10.25% 3/15/14                                     30,000           34,575
Huntsman International
     9.875% 3/1/09                                       9,000            9,371
     10.125% 7/1/09                                     65,000           66,299
Lyondell Chemical
     8.25% 9/15/16                                      50,000           51,750
NewPage
     10.00% 5/1/12                                      50,000           52,625
Norske Skog Canada
     8.625% 6/15/11                                     75,000           75,374
# Port Townsend Paper
     144A 11.00% 4/15/11                                35,000           30,888
Potlatch 13.00% 12/1/09                                 50,000           58,488
# Sappi Papier 144A
     7.50% 6/15/32                                      55,000           47,787
++ Solutia 6.72% 10/15/37                               45,000           42,638
Tembec Industries
     8.625% 6/30/09                                    100,000           58,500
Witco 6.875% 2/1/26                                     25,000           22,250
                                                                       ________

                                                                        832,069
                                                                       ________
________________________________________________________________________________

Brokerage - 2.16%
________________________________________________________________________________

E Trade Financial
     8.00% 6/15/11                                      45,000           46,913
LaBranche & Co.
     9.50% 5/15/09                                      30,000           31,725
     11.00% 5/15/12                                     50,000           54,250
                                                                       ________

                                                                        132,888
                                                                       ________
________________________________________________________________________________

Capital Goods - 6.33%
________________________________________________________________________________

Armor Holdings
     8.25% 8/15/13                                      50,000           52,000
CPG International
     10.50% 7/1/13                                      30,000           30,750
Graham Packaging
     9.875% 10/15/14                                    75,000           75,563
Interface
     10.375% 2/1/10                                     40,000           44,000
Intertape Polymer
     8.50% 8/1/14                                       45,000           40,725
Mueller Group
     10.00% 5/1/12                                      33,000           36,135
{ Mueller Holdings
     14.75% 4/15/14                                     19,000           16,815
{ NTK Holdings
     10.75% 3/1/14                                      50,000           34,500
# RBS Global and Rexnord 144A
     9.50% 8/1/14                                       15,000           15,600
     11.75% 8/1/16                                      15,000           15,675
Trimas 9.875% 6/15/12                                   30,000           28,425
                                                                       ________

                                                                        390,188
                                                                       ________
________________________________________________________________________________

Consumer Cyclical - 6.95%
________________________________________________________________________________

Accuride 8.50% 2/1/15                                   30,000           29,250
# Baker & Taylor 144A
     11.50% 7/1/13                                      25,000           25,125
# Buffets 144A
     12.50% 11/1/14                                     25,000           25,250
Carrols 9.00% 1/15/13                                   25,000           25,438
Ford Motor Credit
     7.375% 10/28/09                                    35,000           34,090
     9.875% 8/10/11                                     25,000           25,857
General Motors
     8.375% 7/15/33                                     20,000           17,900
General Motors
     Acceptance Corporation
     6.875% 9/15/11                                     45,000           45,354
     8.00% 11/1/31                                      30,000           32,234
Landry's Restaurant
     7.50% 12/15/14                                     30,000           28,800
# Michaels Stores 144A
     11.375% 11/1/16                                    25,000           25,156
Neiman Marcus
     9.00% 10/15/15                                     25,000           26,938
     10.375% 10/15/15                                    5,000            5,494
# NPC International 144A
     9.50% 5/1/14                                       25,000           25,438


98  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

O'Charleys 9.00% 11/1/13                              $ 20,000         $ 20,900
# Uno Restaurant 144A
     10.00% 2/15/11                                     20,000           16,200
Visteon 8.25% 8/1/10                                    20,000           19,200
                                                                       ________

                                                                        428,624
                                                                       ________
________________________________________________________________________________

Consumer Non-Cyclical - 8.88%
________________________________________________________________________________

Biovail 7.875% 4/1/10                                  100,000          100,749
Constellation Brands
     8.125% 1/15/12                                     45,000           46,913
Cott Beverages
     8.00% 12/15/11                                     25,000           25,688
CRC Health
     10.75% 2/1/16                                      50,000           52,500
Ingles Markets
     8.875% 12/1/11                                     50,000           52,375
++# Le-Natures 144A
     10.00% 6/15/13                                     30,000           30,750
National Beef Packing
     10.50% 8/1/11                                      45,000           47,025
Pilgrim's Pride
     9.625% 9/15/11                                     50,000           52,624
Pinnacle Foods Group
     8.25% 12/1/13                                      25,000           25,188
Playtex Products
     9.375% 6/1/11                                      50,000           52,250
Swift & Co.
     12.50% 1/1/10                                      25,000           25,625
True Temper Sports
     8.375% 9/15/11                                     20,000           18,050
Warner Chilcott
     8.75% 2/1/15                                       17,000           17,638
                                                                       ________

                                                                        547,375
                                                                       ________
________________________________________________________________________________

Energy - 5.19%
________________________________________________________________________________

Bluewater Finance
     10.25% 2/15/12                                     25,000           25,625
Compton Petroleum Finance Co.
     7.625% 12/1/13                                     15,000           14,288
Copano Energy
     8.125% 3/1/16                                      10,000           10,225
El Paso Natural Gas
     7.625% 8/1/10                                      25,000           25,938
# El Paso Performance-Linked
     Trust 144A
     7.75% 7/15/11                                      20,000           20,800
El Paso Production Holding
     7.75% 6/1/13                                       25,000           25,750
# Hilcorp Energy 144A
     9.00% 6/1/16                                       25,000           26,000
Inergy Finance
     6.875% 12/15/14                                     5,000            4,863
     8.25% 3/1/16                                       10,000           10,425
# Mariner Energy 144A
     7.50% 4/15/13                                      35,000           33,774
# MarkWest Energy 144A
     8.50% 7/15/16                                      10,000           10,125
# PetroHawk Energy 144A
     9.125% 7/15/13                                     50,000           51,249
~ Secunda International
     13.374% 9/1/12                                     30,000           31,088
Whiting Petroleum
     7.25% 5/1/13                                       30,000           29,775
                                                                       ________

                                                                        319,925
                                                                       ________
________________________________________________________________________________

Finance & Investments - 1.84%
________________________________________________________________________________

FINOVA Group
     7.50% 11/15/09                                    109,650           32,346
# Hexion US Finance 144A
     9.75% 11/15/14                                     55,000           55,138
# iPayment 144A
     9.75% 5/15/14                                      25,000           25,813
                                                                       ________

                                                                        113,297
                                                                       ________
________________________________________________________________________________

Media - 10.60%
________________________________________________________________________________

} Adelphia Communications
     8.125% 2/1/07                                      35,000           27,388
CCH I Holdings
     13.50% 1/15/14                                     35,000           32,725
} Century Communications
     9.50% 2/1/07                                       60,000           68,100
Charter Communications
     Holdings
     11.75% 5/15/11                                     40,000           36,600
     13.50% 1/15/11                                     95,000           89,774
~# Cleveland Unlimited 144A
     13.64% 12/15/10                                    15,000           16,313
Dex Media East
     12.125% 11/15/12                                   20,000           22,350
Insight Communications
     12.25% 2/15/11                                     10,000           10,575
Insight Midwest
     9.75% 10/1/09                                      15,000           15,300
     10.50% 11/1/10                                     85,000           88,187
Lodgenet Entertainment
     9.50% 6/15/13                                      60,000           64,500
Mediacom Broadband
     8.50% 10/15/15                                      5,000            5,019
# Mediacom Broadband 144A
     8.50% 10/15/15                                     20,000           20,075
Mediacom Capital
     9.50% 1/15/13                                      75,000           77,344
Sheridan Group
     10.25% 8/15/11                                     15,000           15,375
Vertis
     10.875% 6/15/09                                    20,000           20,000


                                  2006 Annual Report o Delaware Pooled Trust  99

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

WMG Acquisition
     7.375% 4/15/14                                    $45,000         $ 44,213
                                                                       ________

                                                                        653,838
                                                                       ________
________________________________________________________________________________

Real Estate - 1.66%
________________________________________________________________________________

American Real Estate Partners
     8.125% 6/1/12                                      50,000           51,375
BF Saul REIT
     7.50% 3/1/14                                       40,000           40,800
Rouse
     7.20% 9/15/12                                      10,000           10,352
                                                                       ________

                                                                        102,527
                                                                       ________
________________________________________________________________________________

Services Cyclical - 15.30%
________________________________________________________________________________

Adesa 7.625% 6/15/12                                    50,000           49,875
American Airlines
     7.377% 5/23/19                                     16,049           15,407
Boyd Gaming
     8.75% 4/15/12                                      35,000           36,750
Brickman Group
     11.75% 12/15/09                                    15,000           16,050
Corrections Corporation
     of America
     7.50% 5/1/11                                       45,000           46,238
FTI Consulting
     7.625% 6/15/13                                     55,000           56,512
# FTI Consulting 144A
     7.75% 10/1/16                                      10,000           10,275
Gaylord Entertainment
     8.00% 11/15/13                                     30,000           30,675
Grupo Transportacion
     Ferroviaria Mexicana de C.V.
     10.25% 6/15/07                                     20,000           20,525
     12.50% 6/15/12                                     25,000           27,500
Harrahs Operating
     6.50% 6/1/16                                       30,000           26,450
# Hertz 144A
     8.875% 1/1/14                                      25,000           26,250
     10.50% 1/1/16                                      15,000           16,538
{ H-Lines Finance Holding
     11.00% 4/1/13                                      55,000           49,913
Horizon Lines
     9.00% 11/1/12                                      19,000           19,950
Kansas City Southern Railway
     9.50% 10/1/08                                      25,000           26,406
# Knowledge Learning 144A
     7.75% 2/1/15                                       15,000           14,288
Majestic Star Casino
     9.50% 10/15/10                                     25,000           25,375
Mandalay Resort Group
     9.375% 2/15/10                                     50,000           53,374
     9.50% 8/1/08                                       50,000           52,999
# Mobile Services Group 144A
     9.75% 8/1/14                                       25,000           26,031
OMI 7.625% 12/1/13                                      40,000           41,000
# Penhall International 144A
     12.00% 8/1/14                                      25,000           26,750
# Pokagon Gaming Authority 144A
     10.375% 6/15/14                                    40,000           43,100
Seabulk International
     9.50% 8/15/13                                       5,000            5,444
Stena 9.625% 12/1/12                                    40,000           42,950
# TDS Investor 144A
     11.875% 9/1/16                                     20,000           19,800
{ Town Sports International
     11.00% 2/1/14                                      30,000           24,788
# Turning Stone Resort Casino Enterprise
     144A 9.125% 9/15/14                                25,000           25,563
Wheeling Island Gaming
     10.125% 12/15/09                                   65,000           66,787
                                                                       ________

                                                                        943,563
                                                                       ________
________________________________________________________________________________

Services Non-Cyclical - 5.47%
________________________________________________________________________________

Casella Waste Systems
     9.75% 2/1/13                                       70,000           73,850
Geo Sub 11.00% 5/15/12                                  50,000           52,000
# HealthSouth 144A
     10.75% 6/15/16                                     75,000           77,250
US Oncology
     10.75% 8/15/14                                     55,000           60,775
{ Vanguard Health Holding
     11.25% 10/1/15                                     65,000           47,613
# WCA Waste 144A
     9.25% 6/15/14                                      25,000           26,000
                                                                       ________

                                                                        337,488
                                                                       ________
________________________________________________________________________________

Technology & Electronics - 2.42%
________________________________________________________________________________

MagnaChip Semiconductor
     8.00% 12/15/14                                     85,000           50,999
# NXP BV 144A
     9.50% 10/15/15                                     25,000           25,344
STATS ChipPAC
     7.50% 7/19/10                                      15,000           15,150
Sungard Data Systems
     10.25% 8/15/15                                     40,000           42,100
# UGS Capital II PIK 144A
     10.38% 6/1/11                                      15,000           15,563
                                                                       ________

                                                                        149,156
                                                                       ________
________________________________________________________________________________

Telecommunications - 11.00%
________________________________________________________________________________

++ Allegiance Telecommunication
     11.75% 2/15/08                                     10,000            4,150
American Tower
     7.125% 10/15/12                                    90,000           92,249
American Towers
     7.25% 12/1/11                                      15,000           15,488


100  Delaware Pooled Trust o 2006 Annual Report

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

# Broadview Networks Holdings 144A
     11.375% 9/1/12                                    $30,000         $ 31,275
Cincinnati Bell
     8.375% 1/15/14                                     55,000           56,375
# Cricket Communications 144A
     9.375% 11/1/14                                     25,000           25,625
# Hughes Network Systems 144A
     9.50% 4/15/14                                      50,000           52,000
{ Inmarsat Finance
     10.375% 11/15/12                                   75,000           67,499
iPCS 11.50% 5/1/12                                       5,000            5,613
~ IWO Holdings
     9.124% 1/15/12                                      5,000            5,138
# Level 3 Communications 144A
     9.25% 11/1/14                                      30,000           30,338
# MetroPCS Wireless 144A
     9.25% 11/1/14                                      25,000           25,344
~ Qwest 8.64% 6/15/13                                   25,000           27,063
# Qwest 144A
     7.50% 10/1/14                                      50,000           52,625
Rural Cellular
     9.875% 2/1/10                                      35,000           36,925
   ~ 11.239% 11/1/12                                    20,000           20,850
# Telcordia Technologies 144A
     10.00% 3/15/13                                     50,000           38,000
Triton Communications
     8.50% 6/1/13                                       25,000           23,875
     9.375% 2/1/11                                      45,000           41,175
~ US LEC 13.87% 10/1/09                                 25,000           26,656
                                                                       ________

                                                                        678,263
                                                                       ________
________________________________________________________________________________

Utilities - 2.91%
________________________________________________________________________________

Avista 9.75% 6/1/08                                      5,000            5,304
~++# Calpine 144A
     9.90% 7/15/07                                      24,438           26,331
Elwood Energy
     8.159% 7/5/26                                      86,231           91,725
Midwest Generation
     8.30% 7/2/09                                        9,918           10,240
Orion Power Holdings
     12.00% 5/1/10                                      40,000           45,600
=++# USGen New England 144A
     7.459% 1/2/15                                         450              304
                                                                       ________

                                                                        179,504
                                                                       ________
________________________________________________________________________________

Total Corporate Bonds
(cost $5,780,415)                                                     5,808,705
________________________________________________________________________________
________________________________________________________________________________

CONVERTIBLE BONDS - 0.04%
________________________________________________________________________________

# Charter Communications 144A
     5.875% 11/16/09, exercise
     price $2.42, expiration
     date 11/16/09                                       2,000            2,320
________________________________________________________________________________

Total Convertible Bonds
(cost $1,510)                                                             2,320
________________________________________________________________________________
________________________________________________________________________________

EMERGING MARKETS BONDS - 0.07%
________________________________________________________________________________

Venezuela Government
     6.00% 12/9/20                                       5,000            4,561
________________________________________________________________________________

Total Emerging Markets Bonds
(cost $4,570)                                                             4,561
________________________________________________________________________________

                                                        Number of
                                                        Shares
________________________________________________________________________________
________________________________________________________________________________

COMMON STOCK - 0.90%
________________________________________________________________________________

+=II@ Avado Brands                                         121                0
+ Charter Communications
     Class A                                             1,300            2,990
+ Foster Wheeler                                           274           12,316
+ Mirant                                                   913           26,998
+ Petrojarl ADR                                            195            2,072
+ Petroleum Geo-Services ADR                               195           11,370
________________________________________________________________________________

Total Common Stock
(cost $41,159)                                                           55,746
________________________________________________________________________________
________________________________________________________________________________

WARRANTS - 0.00%
________________________________________________________________________________

+# Solutia 144A, exercise price $7.59,
     expiration date 7/15/09                                55                0
________________________________________________________________________________

Total Warrants
(cost $4,679)                                                                 0
________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  101

                                              Principal Amount     Market Value
                                                       (U.S.$)          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 1.82%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $57,948 collateralized by
     $60,620 U.S. Treasury
     Bills due 4/26/07,
     market value $59,158)                             $57,940          $57,940
With Cantor Fitzgerald 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $30,034, collateralized by
     $11,040 U.S. Treasury
     Notes 3.25% due 8/15/07,
     market value $10,975
     and $20,270 U.S. Treasury
     Notes 3.375% due 9/15/09,
     market value $19,666)                              30,030           30,030
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $24,034, collateralized by
     $340 U.S. Treasury Bills
     due 1/11/07, market value $337
     and $24,780 U.S. Treasury
     Bills due 4/26/07,
     market value $24,179)                              24,030           24,030
________________________________________________________________________________

Total Repurchase Agreements
(cost $112,000)                                                         112,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 97.03%
(COST $5,944,333)                                                     5,983,332
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER ASSETS
     NET OF LIABILITIES - 2.97%                                         183,118
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO
     756,107 SHARES OUTSTANDING;
     EQUIVALENT TO $8.16
     PER SHARE - 100.00%                                             $6,166,450
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                              $9,869,428
Undistributed net investment income                                     403,603
Accumulated net realized loss on investments                         (4,145,580)
Net unrealized appreciation of investments                               38,999
________________________________________________________________________________

Total net assets                                                     $6,166,450
________________________________________________________________________________


 + Non-income producing security for the year ended October 31, 2006.

++ Non-income producing security. Security is currently in default.

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

 } Security is currently in default. The issue has missed the maturity date.
   Bankruptcy proceedings are in process to determine distribution of assets. The date listed is the estimate of when proceedings will be finalized.

 { Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

II Restricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At October 31, 2006, the aggregate amount of the restricted security equaled $0 or 0.00% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $1,174,370, which represented 19.04% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

 @ Illiquid security. At October 31, 2006, the aggregate amount of illiquid securities equaled $0, which represented 0.00% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

 = Security is being fair valued in accordance with the Portfolio's fair valuation policy. At October 31, 2006, the aggregate amount of fair valued securities equaled $304, which represented 0.00% of the Portfolio's net assets. See Note 1 in "Notes to Financial Statements."

Summary of Abbreviations:

ADR - American Depositary Receipts
PIK - Pay-in-Kind
REIT - Real Estate Investment Trust

See accompanying notes


102  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio
Statement of Net Assets
October 31, 2006


                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

AGENCY ASSET-BACKED SECURITIES - 0.16%
________________________________________________________________________________

Fannie Mae Grantor Trust
     Series 2003-T4 2A5
     4.907% 9/26/33                                USD 328,563       $  326,164
________________________________________________________________________________

Total Agency Asset-Backed Securities
(cost $325,907)                                                         326,164
________________________________________________________________________________
________________________________________________________________________________

AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS - 2.52%
________________________________________________________________________________

Fannie Mae
     Series 1996-46 ZA
     7.50% 11/25/26                                     47,516           49,174
     Series 2002-90 A1
     6.50% 6/25/42                                      38,293           38,941
     Series 2002-90 A2
     6.50% 11/25/42                                    242,759          247,395
     Series 2003-122 AJ
     4.50% 2/25/28                                     181,610          177,283
     Series 2005-110 MB
     5.50% 9/25/35                                     930,000          937,545
Fannie Mae Grantor Trust
     Series 1999-T2 A1
     7.50% 1/19/39                                       8,628            9,025
     Series 2001-T8 A2
     9.50% 7/25/41                                      24,459           26,399
     Series 2002-T4 A3
     7.50% 12/25/41                                      2,770            2,885
     Series 2004-T1 1A2
     6.50% 1/25/44                                       8,206            8,391
Fannie Mae Whole Loan
     Series 2004-W9 2A1
     6.50% 2/25/44                                      42,286           43,298
     Series 2004-W11 1A2
     6.50% 5/25/44                                     194,571          199,285
Freddie Mac
     Series 1730 Z
     7.00% 5/15/24                                     315,513          331,753
     Series 2326 ZQ
     6.50% 6/15/31                                     594,856          621,547
     Series 2480 EH
     6.00% 11/15/31                                      1,269            1,267
     Series 2662 MA
     4.50% 10/15/31                                    356,355          349,760
     Series 2872 GC
     5.00% 11/15/29                                    310,000          304,602
     Series 2890 PC
     5.00% 7/15/30                                     240,000          236,014
     Series 2915 KP
     5.00% 11/15/29                                    360,000          354,315
     Series 3022 MB
     5.00% 12/15/28                                    265,000          262,668
     Series 3063 PC
     5.00% 2/15/29                                     850,000          840,939
/ Freddie Mac Structured
     Pass-Through Securities
     Series T-54 2A
     6.50% 2/25/43                                      69,241           70,020
     Series T-58 2A
     6.50% 9/25/43                                      41,808           42,691
________________________________________________________________________________

Total Agency Collateralized Mortgage Obligations
(cost $5,172,695)                                                     5,155,197
________________________________________________________________________________
________________________________________________________________________________

AGENCY MORTGAGE-BACKED SECURITIES - 18.77%
________________________________________________________________________________

Fannie Mae
     6.171% 5/1/09                                      41,708           42,106
     6.50% 8/1/17                                       87,688           89,183
~ Fannie Mae ARM
     3.773% 8/1/34                                     203,341          204,203
Fannie Mae Relocation 30 yr
     5.00% 11/1/33                                      72,456           70,612
     5.00% 1/1/34 Pool 763656                           46,915           45,721
     5.00% 1/1/34 Pool 763742                           24,162           23,533
     5.00% 11/1/34                                     270,477          263,435
     5.00% 4/1/35                                      540,809          525,920
     5.00% 10/1/35                                     535,452          520,711
     5.00% 1/1/36                                      792,476          770,658
Fannie Mae S.F. 15 yr
     4.50% 1/1/20                                       62,430           60,460
     5.00% 7/1/14                                        7,089            7,010
     5.00% 12/1/16                                      13,424           13,267
     5.00% 5/1/20                                       71,788           70,714
     5.00% 7/1/20                                       29,552           29,110
     5.50% 5/1/20                                        6,412            6,421
Fannie Mae S.F. 15 yr TBA
     5.50% 11/1/21                                     630,000          630,591
     6.00% 11/1/21                                   1,025,000        1,041,016
     6.00% 12/1/21                                   1,005,000        1,019,761
Fannie Mae S.F. 20 yr
     5.50% 8/1/25                                    1,238,755        1,233,727
Fannie Mae S.F. 30 yr
     5.00% 3/1/34                                       41,308           39,982
     5.00% 3/1/35                                       69,430           67,055
     5.00% 3/1/35 Pool 814334                           41,492           40,136
     5.00% 5/1/35                                       69,954           67,561
     5.00% 6/1/35                                      155,142          149,836


                                 2006 Annual Report o Delaware Pooled Trust  103

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

     5.00% 7/1/35                                  USD 187,478        $ 181,067
     5.50% 3/1/29                                      105,619          104,942
     5.50% 4/1/29                                      119,125          118,362
     5.50% 1/1/34                                       41,830           41,449
     5.50% 1/1/35                                       64,310           63,665
     5.50% 2/1/35                                      112,846          111,715
     5.50% 6/1/35                                       92,072           91,040
     6.00% 1/1/35                                       10,344           10,421
     6.00% 6/1/35                                       34,374           34,595
     7.00% 12/1/33                                      56,735           58,588
     7.00% 5/1/35                                       12,588           12,957
     7.00% 6/1/35                                       61,946           63,763
     7.50% 6/1/31                                        6,748            7,030
     7.50% 6/1/34                                      122,889          127,415
Fannie Mae S.F. 30 yr TBA
     5.00% 11/1/35                                   3,940,000        3,804,563
     5.50% 11/1/36                                  16,230,000       16,037,269
     6.00% 11/1/36                                   1,875,000        1,886,134
     6.50% 11/15/34                                  2,700,000        2,752,313
     6.50% 12/1/36                                     920,000          936,963
     7.00% 11/1/36                                     670,000          689,263
~ Freddie Mac ARM
     4.121% 4/1/34                                      50,600           50,941
Freddie Mac Relocation 30 yr
     5.00% 9/1/33                                       88,111           86,158
Freddie Mac S.F. 20 yr
     5.50% 9/1/24                                       61,042           60,907
Freddie Mac S.F. 30 yr
     5.50% 12/1/34                                     129,694          128,494
     7.00% 11/1/33                                       7,614            7,856
Freddie Mac S.F. 30 yr TBA
     5.00% 11/1/36                                   2,040,000        1,971,150
     6.00% 11/1/36                                   1,960,000        1,972,862
Government National
     Mortgage Association
     S.F. 30 yr
     7.50% 1/15/30                                       3,793            3,955
     7.50% 12/15/31                                      1,771            1,846
     7.50% 2/15/32                                       1,563            1,629
________________________________________________________________________________

Total Agency Mortgage-Backed Securities
(cost $38,355,271)                                                   38,452,041
________________________________________________________________________________
________________________________________________________________________________

AGENCY OBLIGATIONS - 1.07%
________________________________________________________________________________

Fannie Mae
     3.375% 12/15/08                                   110,000          106,712
   ^ 5.278% 10/9/19                                    905,000          449,405
     6.625% 11/15/30                                    65,000           78,693
Federal Home Loan Bank
     4.25% 9/14/07                                   1,560,000        1,547,920
________________________________________________________________________________

Total Agency Obligations
(cost $2,204,638)                                                     2,182,730
________________________________________________________________________________
________________________________________________________________________________

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.98%
________________________________________________________________________________

Bank of America Commercial
     Mortgage Securities
   ~ Series 2006-3 A4
     5.889% 7/10/44                                  1,285,000        1,339,806
     Series 2006-4 A4
     5.634% 7/10/46                                    370,000          379,166
# Bear Stearns Commercial
     Mortgage Securities
     Series 2004-ESA E 144A
     5.064% 5/14/16                                    225,000          225,016
/ Commercial Mortgage
     Pass-Through Certificates
   # Series 2001-J1A A2
     144A 6.457% 2/14/34                               322,298          335,105
     Series 2006-C7 A2
     5.69% 6/10/46                                     310,000          316,517
~ Credit Suisse Mortgage
     Capital Certificates
     Series 2006-C1 AAB
     5.681% 2/15/39                                    170,000          172,767
# Crown Castle Towers
     Series 2005-1A C 144A
     5.074% 6/15/35                                    120,000          118,189
First Union-Lehman Brothers-
     Bank of America Series
     1998-C2 A2 6.56% 11/18/35                         152,099          154,005
General Electric Capital
     Commercial Mortgage
     Series 2002-1A A3
     6.269% 12/10/35                                   290,000          304,331
~ Goldman Sachs Mortgage
     Securities II
     Series 2006-GG8 A4
     5.56% 11/10/39                                  1,155,000        1,176,887
   # Series 2006-RR2 A1 144A
     5.814% 6/23/46                                    395,000          400,386
JPMorgan Chase Commercial
     Mortgage Securities
     Series 2002-C1 A3
     5.376% 7/12/37                                    515,000          519,845
     Series 2003-C1 A2
     4.985% 1/12/37                                    664,000          655,745
   ~ Series 2006-LDP7 AJ
     6.066% 4/15/45                                    545,000          567,784
  ~# Series 2006-RR1A A1 144A
     5.609% 10/18/52                                   350,000          351,806
Lehman Brothers-UBS
     Commercial Mortgage Trust
     Series 2002-C1 A4
     6.462% 3/15/31                                     20,000           21,166


104  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

# Merrill Lynch Mortgage Trust
     144A Series 2005-GGP1 E
     4.33% 11/15/10                                USD 105,000       $  103,939
     Series 2005-GGP1 F
     4.35% 11/15/10                                    105,000          103,898
# Morgan Stanley Capital I
     Series 1999-FNV1 G 144A
     6.12% 3/15/31                                     170,000          171,707
~# Morgan Stanley Dean
     Witter Capital I
     Series 2001-TOP1 E 144A
     7.558% 2/15/33                                    100,000          106,437
# Nationslink Funding
     Series 1998-2 F 144A
     7.105% 8/20/30                                     45,000           47,755
# Tower 144A
     Series 2004-2A A
     4.232% 12/15/14                                   135,000          131,829
     Series 2006-1 B
     5.588% 2/15/36                                    180,000          180,612
     Series 2006-1 C
     5.707% 2/15/36                                    275,000          276,038
________________________________________________________________________________

Total Commercial Mortgage-Backed Securities
(cost $8,081,262)                                                     8,160,736
________________________________________________________________________________
________________________________________________________________________________

CORPORATE BONDS - 35.24%
________________________________________________________________________________
________________________________________________________________________________

Banking - 4.00%
________________________________________________________________________________

BAC Capital Trust XI
     6.625% 5/23/36                                    150,000          162,127
~# Barclays Bank 144A
     7.375% 6/29/49                                    325,000          353,593
Citigroup 6.125% 8/25/36                               680,000          708,628
Credit Suisse First Boston
     USA 6.125% 11/15/11                                45,000           46,828
First Union Institutional
     Capital II 7.85% 1/1/27                           595,000          619,794
~# Glitnir Banki 144A
     6.693% 6/15/16                                    340,000          351,241
~# HBOS 144A
     5.92% 9/29/49                                     200,000          196,183
JP Morgan Chase Capital
     XVIII 6.95% 8/17/36                               400,000          434,428
JP Morgan Chase Capital
     XX 6.55% 9/29/36                                  115,000          119,533
~ MUFG Capital Finance 1
     6.346% 7/29/49                                    205,000          207,401
Popular North America
     4.25% 4/1/08                                       35,000           34,338
   ~ 5.77% 4/6/09                                      295,000          295,939
Popular North America
Capital Trust I
     6.564% 9/15/34                                    470,000          461,059
~# Rabobank Capital
     Funding II 144A
     5.26% 12/29/49                                    385,000          378,642
~ RBS Capital Trust I
     4.709% 12/29/49                                    30,000           28,476
Regions Financial
     7.00% 3/1/11                                        5,000            5,347
~# Resona Bank 144A
     5.85% 9/29/49                                     645,000          632,938
~# Resona Preferred Global
     Securities Cayman 144A
     7.191% 12/29/49                                 1,095,000        1,149,970
~# Shinsei Finance Cayman
     144A 6.418% 1/29/49                               405,000          408,021
Sovereign Capital Trust VI
     7.908% 6/13/36                                    420,000          472,778
~# Swiss Re Capital I 144A
     6.854% 5/29/49                                    285,000          298,212
~# Vneshtorgbank 144A
     5.97% 8/1/08                                      230,000          230,104
~ Wachovia Capital Trust III
     5.80% 3/15/42                                     585,000          590,715
                                                                     __________

                                                                      8,186,295
                                                                     __________
________________________________________________________________________________

Basic Industries - 2.74%
________________________________________________________________________________

Abitibi-Consolidated
     6.95% 12/15/06                                    179,000          179,895
     7.875% 8/1/09                                     340,000          334,900
Barrick Gold Finance
     7.50% 5/1/07                                       10,000           10,103
Bowater 9.00% 8/1/09                                   415,000          433,675
Catalyst Paper
     8.625% 6/15/11                                    540,000          542,700
Donohue Forest Products
     7.625% 5/15/07                                    390,000          391,950
Georgia-Pacific
     8.875% 5/15/31                                    428,000          454,750
     9.50% 12/1/11                                     350,000          382,375
Huntsman International
     10.125% 7/1/09                                    535,000          545,700
Ispat Inland 9.75% 4/1/14                               48,000           53,832
Lubrizol 4.625% 10/1/09                                275,000          270,151
# Norske Skogindustrier 144A
     7.125% 10/15/33                                   545,000          499,536
# Sappi Papier 144A
     6.75% 6/15/12                                     445,000          428,640
     7.50% 6/15/32                                     315,000          273,687


                                 2006 Annual Report o Delaware Pooled Trust  105

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

Southern Copper
     7.50% 7/27/35                                 USD 185,000       $  198,721
# Stora Enso 144A
     7.25% 4/15/36                                     265,000          278,505
Weyerhaeuser
     7.125% 7/15/23                                    325,000          327,552
                                                                     __________

                                                                      5,606,672
                                                                     __________
________________________________________________________________________________

Brokerage - 1.56%
________________________________________________________________________________

~ Ameriprise Financial
     7.518% 6/1/66                                     395,000          430,274
AMVESCAP 4.50% 12/15/09                                580,000          566,640
E Trade Financial
     8.00% 6/15/11                                     545,000          568,163
Goldman Sachs Group
     6.345% 2/15/34                                    325,000          332,947
LaBranche 9.50% 5/15/09                                425,000          449,438
Merrill Lynch
     6.05% 5/16/16                                     230,000          239,277
     6.22% 9/15/26                                     160,000          165,691
Morgan Stanley
     6.25% 8/9/26                                      415,000          435,955
                                                                     __________

                                                                      3,188,385
                                                                     __________
________________________________________________________________________________

Capital Goods - 0.45%
________________________________________________________________________________

Caterpillar 6.05% 8/15/36                              245,000          257,738
# Embraer Overseas 144A
     6.375% 1/24/17                                    110,000          110,275
General Electric
     5.00% 2/1/13                                       35,000           34,738
# Siemens Finance 144A
     6.125% 8/17/26                                    310,000          323,412
United Technologies
     6.05% 6/1/36                                      190,000          204,271
                                                                     __________

                                                                        930,434
                                                                     __________
________________________________________________________________________________

Communications - 4.77%
________________________________________________________________________________

AT&T
     7.30% 11/15/11                                    385,000          419,451
     8.00% 11/15/31                                    240,000          301,595
BellSouth 4.20% 9/15/09                                165,000          160,491
British Telecommunications
     8.875% 12/15/30                                   205,000          278,544
Citizens Communications
     9.25% 5/15/11                                     230,000          256,163
Comcast
   ~ 5.674% 7/14/09                                    235,000          235,615
     6.50% 11/15/35                                    195,000          199,767
Cox Communications
     4.625% 1/15/10                                    240,000          234,697
Insight Midwest
     10.50% 11/1/10                                    166,000          172,225
Nextel Communications
     6.875% 10/31/13                                   490,000          501,211
Qwest 7.875% 9/1/11                                    585,000          622,294
Sprint Capital
     7.625% 1/30/11                                    440,000          474,668
     8.75% 3/15/32                                     675,000          836,332
Telecom Italia Capital
     4.00% 1/15/10                                     310,000          295,483
   ~ 5.984% 7/18/11                                    550,000          549,421
     7.20% 7/18/36                                     640,000          674,508
Telefonica Emisones
   ~ 5.69% 6/19/09                                     295,000          295,458
     5.984% 6/20/11                                    195,000          199,412
     6.421% 6/20/16                                    160,000          166,127
     7.045% 6/20/36                                    135,000          145,823
Telefonos de Mexico
     4.50% 11/19/08                                    585,000          576,997
Thomson 5.75% 2/1/08                                   285,000          286,345
Time Warner Entertainment
     8.375% 3/15/23                                    145,000          171,556
Triton Communications
     8.50% 6/1/13                                      470,000          448,850
Viacom
   ~ 5.74% 6/16/09                                     450,000          450,379
     5.75% 4/30/11                                     305,000          305,679
Vodafone Group
     5.375% 1/30/15                                     30,000           29,492
# Windstream 144A
     8.125% 8/1/13                                     225,000          241,313
     8.625% 8/1/16                                     230,000          249,263
                                                                     __________

                                                                      9,779,159
                                                                     __________
________________________________________________________________________________

Consumer Cyclical - 4.95%
________________________________________________________________________________

Centex
   ~ 5.739% 8/1/07                                     335,000          335,363
     6.50% 5/1/16                                      365,000          374,743
Corrections Corporation of
     America 7.50% 5/1/11                              180,000          184,950
~ DaimlerChrysler
     5.918% 8/3/09                                     520,000          520,646
Ford Motor
     7.45% 7/16/31                                     445,000          350,994
     7.70% 5/15/97                                     205,000          150,163
Ford Motor Credit
     9.875% 8/10/11                                  1,490,000        1,541,093
   # 144A 9.75% 9/15/10                                475,000          490,215
# Galaxy Entertainment Finance
     144A 9.875% 12/15/12                              400,000          425,000
   ~ 10.42% 12/15/10                                   175,000          185,281
General Motors
     8.375% 7/15/33                                    535,000          478,825


106  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

General Motors Acceptance
     Corporation
     6.875% 9/15/11                              USD 1,000,000      $ 1,007,892
     8.00% 11/1/31                                   1,790,000        1,923,302
Harrah's Operating
     6.50% 6/1/16                                      185,000          163,110
Johnson Controls
     5.00% 11/15/06                                     40,000           39,988
Kohl's 7.25% 6/1/29                                     15,000           16,578
Lodgenet Entertainment
     9.50% 6/15/13                                     255,000          274,125
MGM MIRAGE
     9.75% 6/1/07                                      305,000          312,625
Neiman Marcus
     10.375% 10/15/15                                  480,000          527,400
Penney (J.C.)
     7.375% 8/15/08                                    190,000          195,947
     7.625% 3/1/97                                      95,000           99,549
Target 5.875% 3/1/12                                    40,000           41,342
Time Warner 8.18% 8/15/07                              140,000          143,023
Visteon 8.25% 8/1/10                                   380,000          364,800
                                                                    ___________

                                                                     10,146,954
                                                                    ___________
________________________________________________________________________________

Consumer Non-Cyclical - 2.32%
________________________________________________________________________________

AmerisourceBergen
     5.625% 9/15/12                                    455,000          449,256
Biovail 7.875% 4/1/10                                  497,000          500,728
Boston Scientifc
     6.40% 6/15/16                                     335,000          340,859
Constellation Brands
     8.125% 1/15/12                                    475,000          495,188
GlaxoSmithKline Capital
     5.375% 4/15/34                                     15,000           14,788
HCA 5.50% 12/1/09                                      495,000          500,843
# HealthSouth 144A
     10.75% 6/15/16                                    350,000          360,500
Kraft Foods 4.125% 11/12/09                            205,000          199,034
     6.50% 11/1/31                                      85,000           92,623
Medco Health Solutions
     7.25% 8/15/13                                     555,000          603,787
# Reynolds American
     144A 6.50% 6/1/07                                 195,000          196,709
~ Safeway 5.718% 3/27/09                               360,000          360,561
US Oncology 9.00% 8/15/12                              195,000          203,044
Wyeth 5.50% 2/1/14                                     440,000          443,286
                                                                    ___________

                                                                      4,761,206
                                                                    ___________
________________________________________________________________________________

Electric - 2.48%
________________________________________________________________________________

Ameren 4.263% 5/15/07                                   10,000            9,934
America Electric Power
     4.709% 8/16/07                                     15,000           14,918
Avista
     7.75% 1/1/07                                       85,000           85,269
     9.75% 6/1/08                                      280,000          296,997
~ Avista Capital Trust III
     6.50% 4/1/34                                      150,000          150,337
CC Fund Trust I
     6.90% 2/16/07                                      10,000           10,039
Dominion Resources
     5.687% 5/15/08                                    275,000          276,264
   ~ 6.30% 9/30/66                                     355,000          355,819
Duke Capital
     5.668% 8/15/14                                     10,000           10,062
FPL Group Capital
     5.625% 9/1/11                                     355,000          360,236
Midamerican Funding
     6.75% 3/1/11                                      330,000          348,761
Oncor Electric Delivery
     7.00% 9/1/22                                       40,000           43,724
Pepco Holdings
     5.50% 8/15/07                                     450,000          450,225
   ~ 6.025% 6/1/10                                     390,000          391,697
Potomac Electric Power
     6.25% 10/15/07                                     10,000           10,080
# Power Contract Financing
     144A 6.256% 2/1/10                                207,851          209,530
# Power Receivables Finance
     144A 6.29% 1/1/12                                 225,482          227,625
Southern California Edison
     7.625% 1/15/10                                    110,000          117,434
Southern Capital Funding
     5.30% 2/1/07                                       85,000           84,886
# TAQA 144A
     5.875% 10/27/16                                   355,000          362,303
     6.50% 10/27/36                                    715,000          749,567
TECO Energy 7.20% 5/1/11                               350,000          365,750
Xcel Energy 6.50% 7/1/36                               135,000          144,779
                                                                    ___________

                                                                      5,076,236
                                                                    ___________
________________________________________________________________________________

Energy - 2.15%
________________________________________________________________________________

Anadarko Petroleum
     5.95% 9/15/16                                     215,000          218,756
# Canadian Oil Sands 144A
     4.80% 8/10/09                                     135,000          132,534
Nexen 5.875% 3/10/35                                   105,000          100,799
# Ras Laffan Liquefied
Natural Gas III 144A
     5.832% 9/30/16                                    380,000          384,376
     5.838% 9/30/27                                  1,040,000        1,012,169
~ Secunda International
     13.374% 9/1/12                                    470,000          487,038
Siberian Oil
     10.75% 1/15/09                                  1,020,000        1,126,895


                                 2006 Annual Report o Delaware Pooled Trust  107

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

# TNK-BP Finance 144A
     7.50% 7/18/16                                 USD 260,000       $  272,497
Tyumen Oil 11.00% 11/6/07                              540,000          569,430
Valero Energy
     6.125% 4/15/07                                     50,000           50,116
Weatherford International
     4.95% 10/15/13                                     50,000           48,250
                                                                     __________

                                                                      4,402,860
                                                                     __________
________________________________________________________________________________

Financials - 1.93%
________________________________________________________________________________

~ American Express
     6.80% 9/1/66                                      260,000          276,976
~ HSBC Finance Capital
     Trust IX 5.911% 11/30/35                          300,000          302,245
International Lease Finance
     4.625% 6/2/08                                      20,000           19,797
~ Nelnet 7.40% 9/29/36                                 205,000          212,419
Residential Capital
     5.125% 5/17/12                                EUR 270,000          349,589
     6.00% 2/22/11                                 USD 300,000          301,151
     6.125% 11/21/08                                   350,000          352,110
     6.375% 6/30/10                                    296,000          300,649
     6.50% 4/17/13                                     640,000          652,142
     6.875% 6/30/15                                    610,000          639,488
~# 144A 7.204% 4/17/09                                 545,000          546,293
                                                                     __________

                                                                      3,952,859
                                                                     __________
________________________________________________________________________________

Insurance - 4.59%
________________________________________________________________________________

# Farmers Exchange Capital
     144A 7.05% 7/15/28                              1,245,000        1,308,871
# Farmers Insurance Exchange
     144A 6.00% 8/1/14                                 125,000          124,413
     8.625% 5/1/24                                      40,000           48,120
~# Great West Life & Annuity
     Insurance 144A
     7.153% 5/16/46                                    370,000          390,104
Hartford Financial Services
     Group 5.663% 11/16/08                             365,000          367,551
# Liberty Mutual 144A
     6.70% 8/15/16                                     255,000          271,628
Marsh & McLennan
     5.15% 9/15/10                                     385,000          369,474
     5.375% 3/15/07                                    550,000          549,656
   ~ 5.513% 7/13/07                                    345,000          345,006
MetLife 5.00% 6/15/15                                  245,000          238,018
Montpelier 6.125% 8/15/13                              195,000          189,570
# Nationwide Mutual Insurance
     144A 7.875% 4/1/33                                430,000          513,731
# Nippon Life Insurance
     144A 4.875% 8/9/10                                430,000          422,463
~/# North Front Pass-Through
     Trust 144A
     5.81% 12/15/24                                    750,000          746,453
SAFECO Capital I
     8.072% 7/15/37                                    365,000          383,745
St. Paul Travelers
     5.01% 8/16/07                                     345,000          343,153
~/# Twin Reefs Pass-Through
     Trust 144A
     6.32% 12/31/49                                    400,000          400,723
# UnumProvident Finance
     144A 6.85% 11/15/15                               310,000          325,232
WellPoint
     4.25% 12/15/09                                    165,000          160,351
     5.85% 1/15/36                                     430,000          424,327
Willis North America
     5.125% 7/15/10                                    490,000          476,627
     5.625% 7/15/15                                    265,000          253,729
~# ZFS Finance USA Trust I
     144A 6.45% 12/15/65                               755,000          755,305
                                                                     __________

                                                                      9,408,250
                                                                     __________
________________________________________________________________________________

Natural Gas - 1.71%
________________________________________________________________________________

Atmos Energy
     4.00% 10/15/09                                     20,000           19,194
El Paso Natural Gas
     7.625% 8/1/10                                     305,000          316,438
Enterprise Products Operating
     4.00% 10/15/07                                    200,000          197,128
     4.625% 10/15/09                                   355,000          347,861
   ~ 8.375% 8/1/66                                     820,000          882,749
Kinder Morgan Finance
     5.35% 1/5/11                                      170,000          166,185
     Oneok 5.51% 2/16/08                               325,000          325,349
# Plains All American Pipeline
     144A 6.65% 1/15/37                                135,000          138,678
Sempra Energy
     4.621% 5/17/07                                    220,000          219,126
   ~ 5.863% 5/21/08                                    365,000          365,704
Valero Logistics Operations
     6.05% 3/15/13                                     515,000          522,929
                                                                     __________

                                                                      3,501,341
                                                                     __________
________________________________________________________________________________

Real Estate - 0.39%
________________________________________________________________________________

Developers Diversified Realty
     4.625% 8/1/10                                     375,000          365,734
     5.25% 4/15/11                                      35,000           34,796
     5.375% 10/15/12                                   125,000          124,520
HRPT Properties Trust
     5.75% 2/15/14                                     280,000          280,549
                                                                     __________

                                                                        805,599
                                                                     __________


108  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

Technology - 0.34%
________________________________________________________________________________

Motorola
     4.608% 11/16/07                               USD 265,000       $  263,288
SunGard Data Systems
     10.25% 8/15/15                                    406,000          427,315
                                                                     __________

                                                                        690,603
                                                                     __________
________________________________________________________________________________

Transportation - 0.86%
________________________________________________________________________________

American Airlines
     6.817% 5/23/11                                    130,000          130,325
     6.977% 5/23/21                                     69,239           66,816
     7.377% 5/23/19                                    192,590          184,886
Continental Airlines
     6.503% 6/15/11                                    295,000          300,502
# Erac USA Finance 144A
     5.30% 11/15/08                                    150,000          149,558
     7.35% 6/15/08                                     370,000          381,211
# Hertz 144A 8.875% 1/1/14                             430,000          451,499
++ Northwest Airlines
     7.041% 4/1/22                                      98,404           97,851
                                                                     __________

                                                                      1,762,648
                                                                     __________
________________________________________________________________________________

Total Corporate Bonds
(cost $71,103,871)                                                   72,199,501
________________________________________________________________________________
________________________________________________________________________________

^ FEDERAL AGENCIES (DISCOUNT NOTES) - 15.10%
________________________________________________________________________________

Fannie Mae
     5.073% 11/1/06                                  7,050,000        7,050,000
     5.131% 11/2/06                                 10,000,000        9,998,575
     5.14% 11/15/06                                    604,000          602,795
Federal Home Loan Bank
     5.107% 11/1/06                                  5,000,000        5,000,000
     5.116% 11/8/06                                  4,620,000        4,615,414
     5.16% 11/13/06                                    225,000          224,614
Freddie Mac
     5.005% 11/1/06                                    950,000          950,000
     5.12% 11/14/06                                  2,500,000        2,495,391
________________________________________________________________________________

Total Federal Agencies (Discount Notes)
(cost $30,936,789)                                                   30,936,789
________________________________________________________________________________
________________________________________________________________________________

FOREIGN AGENCIES - 0.30%
________________________________________________________________________________
________________________________________________________________________________

Austria - 0.04%
________________________________________________________________________________

Oesterreichische Kontrollbank
     1.80% 3/22/10                               JPY 9,000,000           79,159
                                                                     __________

                                                                         79,159
                                                                     __________
________________________________________________________________________________

United States - 0.26%
________________________________________________________________________________

Pemex Project Funding Master Trust
     6.125% 8/15/08                                 USD 10,000           10,115
     6.625% 6/15/35                                    180,000          181,845
# 144A 6.625% 6/15/35                                  335,000          338,434
                                                                     __________

                                                                        530,394
                                                                     __________
________________________________________________________________________________

Total Foreign Agencies
(cost $603,129)                                                         609,553
________________________________________________________________________________
________________________________________________________________________________

MUNICIPAL BONDS - 0.46%
________________________________________________________________________________

Augusta, Georgia Water &
Sewer Revenue
     5.25% 10/1/39 (FSA)                               205,000          221,152
California State
     5.00% 2/1/33                                        5,000            5,233
California State
     Refunding 5.00% 2/1/33                             15,000           15,658
California State University
     Systemwide Revenue
     5.00% 11/1/30 (AMBAC)                             105,000          111,609
Colorado Department of
     Transportation Revenue
     Series B 5.00% 12/15/12
          (FGIC)                                        30,000           32,281
Illinois State Taxable
     Pension 5.10% 6/1/33                              220,000          212,903
New Jersey Economic
     Development Authority
     Revenue Cigarette Tax
     5.75% 6/15/29                                      95,000          103,455
New York State Urban
     Development Series
     A-1 5.25% 3/15/34 (FGIC)                           90,000           96,761
Oregon State Taxable
     Pension 5.892% 6/1/27                             105,000          111,056
West Virginia Economic
     Development Authority
     5.37% 7/1/20 (MBIA)                                30,000           30,116
________________________________________________________________________________

Total Municipal Bonds
(cost $932,541)                                                         940,224
________________________________________________________________________________
________________________________________________________________________________

NON-AGENCY ASSET-BACKED SECURITIES - 4.74%
________________________________________________________________________________

~ Ameriquest Mortgage
     Securities Series 2006-R1
     A2C 5.51% 3/25/36                                 375,000          375,500
Countrywide Asset-Backed
     Certificates
   ~ Series 2004-13 AV2
     5.58% 5/25/34                                       8,378            8,384
   ~ Series 2005-7 AF2
     4.367% 11/25/35                                   535,000          529,435
   ~ Series 2005-12 2A2
     4.898% 2/25/36                                    315,000          312,494


                                 2006 Annual Report o Delaware Pooled Trust  109

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

   ~ Series 2006-3 2A2
     5.50% 6/25/36                                 USD 820,000        $ 821,426
   ~ Series 2006-15 A3
     5.689% 10/25/46                                   295,000          296,866
     Series 2006-S3 A2
     6.085% 6/25/21                                    585,000          592,366
   ~ Series 2006-S6 A2
     5.519% 3/25/34                                    580,000          579,878
Credit-Based Asset
     Service and Securitization
     Series 2005-CB8 AF1B
     5.451% 12/25/35                                   313,566          312,102
   # Series 2006-SL1 A2
     144A 5.556% 9/25/36                               525,000          525,546
# Dunkin Securitization
     Series 2006-1 A2 144A
     5.779% 6/20/31                                    415,000          422,407
~ General Motors
     Acceptance Corporation
     Mortgage Loan Trust
     Series 2006-HE3 A2
     5.75% 10/25/36                                    215,000          215,491
GSAMP Trust Series
     2006-S3 A1 6.085%
     5/25/36                                           210,719          210,392
Honda Automobile
     Receivables Owners
     Trust Series 2004-2 A4
     3.81% 10/15/09                                     25,000           24,589
~# MASTR Specialized
     Loan Trust Series 2005-2
     A2 144A 5.006% 7/25/35                            218,634          214,125
~ Merrill Lynch Mortgage Investors
     Series 2005-NCB A1A
     5.451% 7/25/36                                    104,132          103,662
     Series 2006-AR1 A2C
     5.48% 3/25/37                                     385,000          385,158
Mid-State Trust
     Series 11 A1
     4.864% 7/15/38                                     19,322           18,613
     Series 2004-1 A
     6.005% 8/15/37                                     20,885           21,159
     Series 2005-1 A
     5.745% 1/15/40                                    240,463          240,613
   # Series 2006-1 A
     5.787% 10/15/40                                   300,000          300,375
~ Option One Mortgage
     Loan Trust Series 2005-4
     A3 5.58% 11/25/35                                 740,000          741,788
Ownit Mortgage Loan
     Asset Backed Certificates
     Series 2006-2 A2B
     5.633% 1/25/37                                    205,000          205,050
Renaissance Home
     Equity Loan Trust
     Series 2004-4 AF2
     3.856% 2/25/35                                     25,981           25,867
     Series 2005-2 AF2
     4.361% 8/25/35                                    875,000          866,663
     Series 2005-4 A2
     5.399% 2/25/36                                    275,000          274,023
     Series 2005-4 A3
     5.565% 2/25/36                                    170,000          170,306
~ Residential Asset Mortgage
     Products Series 2004-RZ2
     AI3 4.30% 1/25/31                                  45,726           45,259
# Sierra Receivables
     Funding Series 2003-1A A
     144A 3.09% 1/15/14                                183,152          180,731
Structured Asset Securities
     Series 2001-SB1 A2
     3.375% 8/25/31                                     97,360           87,389
     Series 2004-16XS A2
     4.91% 8/25/34                                     467,613          465,127
     Series 2005-NC1 A2
     3.92% 2/25/35                                      77,515           77,017
   ~ Series 2005-NC1 A7
     5.55% 2/25/35                                      65,489           65,546
________________________________________________________________________________

Total Non-Agency Asset-Backed Securities
(cost $9,722,421)                                                     9,715,347
________________________________________________________________________________
________________________________________________________________________________

NON-AGENCY COLLATERALIZED MORTGAGE
OBLIGATIONS - 16.79%
________________________________________________________________________________

Bank of America Alternative Loan Trust
     Series 2003-10 2A1
     6.00% 12/25/33                                     59,702           59,777
     Series 2004-2 1A1
     6.00% 3/25/34                                      65,834           65,917
     Series 2004-10 1CB1
     6.00% 11/25/34                                    178,944          180,283
     Series 2004-11 1CB1
     6.00% 12/25/34                                     22,387           22,536
     Series 2005-3 2A1
     5.50% 4/25/20                                     202,402          201,769
     Series 2005-5 2CB1
     6.00% 6/25/35                                     315,649          315,945
     Series 2005-6 7A1
     5.50% 7/25/20                                     536,500          534,488
     Series 2005-9 5A1
     5.50% 10/25/20                                    891,969          888,068
Bank of America Mortgage
     Securities
   ~ Series 2003-D 1A2
     6.115% 5/25/33                                      2,167            2,181
     Series 2005-9 2A1
     4.75% 10/25/20                                    623,628          611,583


110  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

~ Bear Stearns Alternative A Trust
     Series 2006-3 33A1
     6.194% 5/25/36                                USD 714,297        $ 722,879
     Series 2006-3 34A1
     6.192% 5/25/36                                    455,988          461,415
     Series 2006-4 23A5
     6.244% 8/25/36                                    599,312          608,407
Bear Stearns Asset Backed
     Securities Series
     2005-AC8 A5
     5.50% 11/25/35                                    578,954          577,112
Chase Mortgage Finance
     Series 2003-S8 A2
     5.00% 9/25/18                                     987,884          975,312
Countrywide Alternative
     Loan Trust
     Series 2004-28CB 6A1
     6.00% 1/25/35                                     644,665          645,067
   ~ Series 2004-J7 1A2
     4.673% 8/25/34                                     92,084           91,247
     Series 2004-J8 1A1
     7.00% 9/25/34                                     285,322          291,474
     Series 2005-57CB 4A3
     5.50% 12/25/35                                     39,940           39,843
   ~ Series 2005-63 3A1
     5.892% 11/25/35                                   645,683          646,651
     Series 2006-2CB A3
     5.50% 3/25/36                                     545,798          547,529
     Series 2006-33CB M
     6.00% 11/25/36                                    204,916          204,045
/ Countrywide Home Loan
     Mortgage Pass-Through Trust
     Series 2006-1 A2
     6.00% 3/25/36                                     509,267          510,125
   ~ Series 2006-HYB3 3A1A
     6.12% 5/20/36                                     657,984          667,025
Credit Suisse First Boston
     Mortgage Securities
     Series 2003-29 5A1
     7.00% 12/25/33                                     21,440           21,714
     Series 2004-1 3A1
     7.00% 2/25/34                                      10,429           10,527
Deutsche Alternative Loan
     Securities Series
     2003-3 2A3 4.50%
     10/25/33                                              275              275
First Horizon Asset Securities
     Series 2003-5 1A17
     8.00% 7/25/33                                      15,466           16,416
   ~ Series 2004-AR5 4A1
     5.679% 10/25/34                                    70,663           70,415
~ General Motors Acceptance
     Corporation Mortgage Loan
     Trust Series 2005-AR2 4A
     5.183% 5/25/35                                    536,512          527,422
# GSMPS Mortgage Loan
     Trust 144A
     Series 1998-3 A
     7.75% 9/19/27                                      33,725           35,397
     Series 1999-2 A
     8.00% 9/19/27                                      79,020           83,403
     Series 1999-3 A
     8.00% 8/19/29                                      36,748           38,819
     Series 2005-RP1 1A3
     8.00% 1/25/35                                     598,968          635,316
     Series 2005-RP1 1A4
     8.50% 1/25/35                                     357,190          378,995
     Series 2006-RR1 1A3
     8.00% 1/25/36                                     233,354          247,308
GSR Mortgage Home Loan
     Trust Series 2004-2F
     9A1 6.00% 9/25/19                                   9,879            9,870
~ Indymac Index Mortgage
     Loan Trust
     Series 2005-AR25 1A21
     5.882% 12/25/35                                   472,793          473,739
     Series 2006-AR2 1A1A
     5.54% 4/25/46                                     262,068          262,281
     Series 2006-AR7 5A1
     6.169% 5/25/36                                    453,904          459,932
~ JPMorgan Mortgage Trust
     Series 2005-A4 1A1
     5.408% 7/25/35                                    373,541          369,225
     Series 2005-A6 1A2
     5.151% 9/25/35                                    690,000          692,769
Lehman Mortgage Trust
     Series 2005-2 2A3
     5.50% 12/25/35                                    536,942          535,957
~ MASTR Adjustable Rate
     Mortgages Trust
     Series 2003-6 1A2
     3.087% 12/25/33                                    33,262           33,741
     Series 2005-6 7A1
     5.375% 6/25/35                                    229,520          226,759
MASTR Alternative
     Loans Trust
     Series 2003-6 3A1
     8.00% 9/25/33                                       8,817            9,031
     Series 2003-9 1A1
     5.50% 12/25/18                                     51,872           51,677
     Series 2005-3 7A1
     6.00% 4/25/35                                     211,121          211,910


                                 2006 Annual Report o Delaware Pooled Trust  111

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

# MASTR Reperforming
     Loan Trust 144A
     Series 2005-1 1A5
     8.00% 8/25/34                                 USD 171,892        $ 181,844
     Series 2005-2 1A4
     8.00% 5/25/35                                     474,859          505,280
Morgan Stanley Mortgage
     Loan Trust Series 2006-2
     6A 6.50% 2/25/36                                  306,403          310,903
Nomura Asset Acceptance
     Series 2005-WF1 2A2
     4.786% 3/25/35                                    370,000          364,638
   ~ Series 2006-AF1 1A2
     6.159% 5/25/36                                    610,000          615,623
Prime Mortgage Trust
     Series 2004-CL1 1A1
     6.00% 2/25/34                                      27,360           27,514
Residential Accredit
     Loans Series 2005-QS9
     A6 5.50% 6/25/35                                  185,000          181,170
Residential Asset
     Mortgage Products
     Series 2004-SL1 A3
     7.00% 11/25/31                                     28,746           29,120
     Series 2004-SL4
     A3 6.50% 7/25/32                                   97,866           99,619
     Series 2005-SL1 A2
     6.00% 5/25/32                                     197,024          202,009
~ Residential Funding Mortgage
     Security I Series
     2006-SA3 3A1
     6.38% 9/25/36                                     676,518          682,766
     Series 2006-SA4 2A1
     6.164% 11/25/36                                   630,000          637,478
~ Structured Adjustable
     Rate Mortgage Loan Trust
     Series 2004-18 5A
     5.50% 12/25/34                                     90,632           89,782
     Series 2005-3XS A2
     5.57% 1/25/35                                     245,848          245,964
     Series 2005-22 4A2
     5.381% 12/25/35                                    66,011           64,773
     Series 2006-5 5A4
     5.586% 6/25/36                                    140,679          138,832
Structured Asset Securities
   ~ Series 2002-22H 1A
     6.963% 11/25/32                                    18,664           19,072
     Series 2004-5H A2
     4.43% 12/25/33                                    397,564          392,053
     Series 2004-12H 1A
     6.00% 5/25/34                                      80,495           80,570
   ~ Series 2005-6 B2
     5.344% 5/25/35                                    122,606          116,980
Washington Mutual
   ~ Series 2003-AR4 A7
     3.95% 5/25/33                                      23,058           22,589
     Series 2004-CB3 1A
     6.00% 10/25/34                                     10,298           10,304
     Series 2004-CB3 4A
     6.00% 10/25/19                                     87,589           88,550
   ~ Series 2006-AR7 1A
     5.644% 7/25/46                                    398,048          398,265
   ~ Series 2006-AR8 1A5
     5.93% 8/25/46                                     142,256          143,518
   ~ Series 2006-AR8 2A3
     6.166% 8/25/36                                    103,785          105,031
   ~ Series 2006-AR10 1A1
     5.977% 9/25/36                                    714,651          721,831
   ~ Series 2006-AR14 1A4
     5.668% 11/25/36                                   865,000          866,150
/ Washington Mutual
     Alternative Mortgage
     Pass-Through Certificates
     Series 2005-9 3CB
     5.50% 10/25/20                                    329,016          328,141
     Series 2006-2 2CB
     6.50% 3/25/36                                     445,429          451,275
     Series 2006-5 2CB3
     6.00% 7/25/36                                     644,141          650,670
     Series 2006-5 LB1
     6.00% 7/25/36                                     294,208          293,993
   ~ Series 2006-AR5 3A
     5.60% 7/25/46                                     471,014          472,320
Wells Fargo Mortgage Backed
     Securities Trust
   ~ Series 2004-I 1A1
     5.261% 7/25/34                                    293,493          294,408
   ~ Series 2004-T A1
     4.323% 9/25/34                                    276,619          276,432
     Series 2005-12 1A7
     5.50% 11/25/35                                    856,746          831,313
     Series 2005-14 2A1
     5.50% 12/25/35                                  1,024,291        1,000,926
     Series 2005-17 1A1
     5.50% 1/25/36                                     687,377          671,911
     Series 2005-17 1A2
     5.50% 1/25/36                                     596,047          586,975
     Series 2006-1 A3
     5.00% 3/25/21                                     665,784          652,052
     Series 2006-2 3A1
     5.75% 3/25/36                                     713,152          705,798
     Series 2006-4 1A8
     5.75% 4/25/36                                     175,905          177,984
   ~ Series 2006-AR4 1A1
     5.865% 4/25/36                                    904,387          904,976


112  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

   ~ Series 2006-AR4 2A1
     5.787% 4/25/36                          USD     1,349,155      $ 1,346,174
   ~ Series 2006-AR5 2A1
     5.542% 4/25/36                                    347,185          348,534
   ~ Series 2006-AR10 5A1
     5.606% 7/25/36                                    629,277          630,721
   ~ Series 2006-AR11 A7
     5.539% 8/25/36                                    752,267          748,205
   ~ Series 2006-AR12 1A2
     6.05% 9/25/36                                     414,133          416,929
________________________________________________________________________________

Total Non-Agency Collateralized Mortgage Obligations
(cost $34,306,306)                                                   34,405,541
________________________________________________________________________________
________________________________________________________________________________

REGIONAL AGENCIES - 0.46%
________________________________________________________________________________
________________________________________________________________________________

Australia - 0.46%
________________________________________________________________________________

Queensland Treasury
     6.00% 10/14/15                          AUD     1,196,000          931,891
________________________________________________________________________________

Total Regional Agencies
(cost $907,107)                                                         931,891
________________________________________________________________________________
________________________________________________________________________________

REGIONAL AUTHORITIES - 0.46%
________________________________________________________________________________
________________________________________________________________________________

Canada - 0.46%
________________________________________________________________________________

Ontario Province
     4.50% 3/8/15                            CAD       371,000          336,621
Quebec Province
     5.00% 12/1/15                           CAD       642,000          598,969
________________________________________________________________________________

Total Regional Authority
(cost $883,357)                                                         935,590
________________________________________________________________________________
________________________________________________________________________________

<< SENIOR SECURED LOANS - 1.99%
________________________________________________________________________________

@ Avis Budget Car Rental
     6.35% 4/19/12                           USD       201,000          200,498
@ AWAS Capital 2nd Lien
     11.00% 3/21/13                                    292,271          295,924
@ Georgia Pacific Term Loan
     Tranche B
     6.632% 12/20/12                                   496,250          496,250
     Tranche C
     7.738% 12/23/13                                   300,000          303,750
@ HealthSouth
     8.15% 3/10/13                                     798,000          801,989
LA Petite Academy 2nd
     Lien 12.61% 2/17/13                               200,000          202,500
Lyondell Chemical
     7.11% 8/16/13                                     399,000          400,995
@ United Airlines Bank
     Loan Tranche B
     8.625% 2/1/12                                     522,375          528,905
     9.188% 2/1/12                                      74,625           75,558
@ Visteon 8.18% 6/13/13                                400,000          400,500
@ Windstream Term Loan B
     7.26% 7/17/13                                     370,000          372,775
________________________________________________________________________________

Total Senior Secured Loans
(cost $4,058,980)                                                     4,079,644
________________________________________________________________________________
________________________________________________________________________________

SOVEREIGN DEBT - 2.87%
________________________________________________________________________________
________________________________________________________________________________

Brazil - 0.76%
________________________________________________________________________________

Federal Republic of Brazil
   # 144A 6.00%
     8/15/10                                 BRL       720,617          311,162
     6.00% 8/15/10                           BRL       632,737          273,216
     12.50% 1/5/16                           BRL       708,000          337,222
     12.50% 1/5/22                           BRL     1,365,000          645,370
                                                                    ___________

                                                                      1,566,970
                                                                    ___________
________________________________________________________________________________

Colombia - 0.30%
________________________________________________________________________________

Republic of Colombia
     12.00%
     10/22/15                                COP 1,185,000,000          606,387
                                                                    ___________

                                                                        606,387
                                                                    ___________
________________________________________________________________________________

Germany - 0.18%
________________________________________________________________________________

Deutschland Republic
     5.00% 7/4/11                            EUR       275,000          370,651
                                                                    ___________

                                                                        370,651
                                                                    ___________
________________________________________________________________________________

Mexico - 0.17%
________________________________________________________________________________

Mexican Bonos
     10.00% 12/5/24                          MXN     3,235,000          353,980
                                                                    ___________

                                                                        353,980
                                                                    ___________
________________________________________________________________________________

Netherlands - 0.13%
________________________________________________________________________________

Netherlands Government
     5.75% 2/15/07                           EUR       210,000          269,624
                                                                    ___________

                                                                        269,624
                                                                    ___________
________________________________________________________________________________

Poland - 0.09%
________________________________________________________________________________

Poland Government
     6.25% 10/24/15                          PLN       504,000          178,246
                                                                    ___________

                                                                        178,246
                                                                    ___________
________________________________________________________________________________

Sweden - 0.52%
________________________________________________________________________________

Swedish Government
     4.00% 12/1/09                           SEK     4,105,000          575,924
     4.50% 8/12/15                           SEK     2,040,000          300,221
     5.00% 12/1/20                           SEK     1,250,000          197,316
                                                                    ___________

                                                                      1,073,461
                                                                    ___________


                                 2006 Annual Report o Delaware Pooled Trust  113

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

United Kingdom - 0.48%
________________________________________________________________________________

U.K. Treasury
     8.00% 9/27/13                           GBP       430,900       $  983,960
                                                                     __________

                                                                        983,960
                                                                     __________
________________________________________________________________________________

Venezuela - 0.24%
________________________________________________________________________________

Venezuela Government
     6.00% 12/9/20                           USD       530,000          483,440
                                                                     __________

                                                                        483,440
                                                                     __________
________________________________________________________________________________

Total Sovereign Debt
(cost $5,602,056)                                                     5,886,719
________________________________________________________________________________
________________________________________________________________________________

SUPRANATIONAL BANKS - 0.25%
________________________________________________________________________________

Inter-American
     Development Bank
     1.90% 7/8/09                            JPY    25,000,000          219,765
^ International Bank for
     Reconstruction &
     Development
     6.979% 8/20/07                          NZD       455,000          287,636
________________________________________________________________________________

Total Supranational Banks
(cost $524,780)                                                         507,401
________________________________________________________________________________
________________________________________________________________________________

U.S. TREASURY OBLIGATIONS - 8.33%
________________________________________________________________________________

oo U.S. Treasury Bonds
     4.50% 2/15/36                           USD     1,805,000        1,742,672
U.S. Treasury Inflation
     Index Bonds
     2.00% 1/15/26                                     636,901          608,913
U.S. Treasury Inflation
     Index Notes
     2.375% 4/15/11                                    775,544          771,636
     2.50% 7/15/16                                   3,361,901        3,411,280
     3.00% 7/15/12                                   1,837,031        1,894,224
U.S. Treasury Notes
     4.50% 9/30/11                                   2,840,000        2,831,014
     4.625% 9/30/08                                  3,485,000        3,480,507
     4.875% 8/15/16                                  1,470,000        1,501,008
^ U.S. Treasury Strip
     4.207% 11/15/13                                 1,140,000          828,850
________________________________________________________________________________

Total U.S. Treasury Obligations
(cost $17,016,591)                                                   17,070,104
________________________________________________________________________________
________________________________________________________________________________

PREFERRED STOCK - 0.27%
________________________________________________________________________________

~ Bank of America 5.718%                                20,000          501,100
Nexen 7.35%                                              2,375           60,444
________________________________________________________________________________

Total Preferred Stock
(cost $562,688)                                                         561,544
________________________________________________________________________________
________________________________________________________________________________

WARRANT - 0.00%
________________________________________________________________________________

+# Solutia 144A, exercise price
     $7.59, expiration date
     7/15/09                                                20                0
________________________________________________________________________________

Total Warrant
(cost $1,711)                                                                 0
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 113.76%
(COST $231,302,100)                                                 233,056,716
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES
AND OTHER ASSETS - (13.76%)                                         (28,182,377)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 21,448,761
     SHARES OUTSTANDING;
     EQUIVALENT TO $9.55
     PER SHARE - 100.00%                                           $204,874,339
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                            $198,095,701
Undistributed net investment income                                   7,537,598
Accumulated net realized loss on
     investments                                                     (2,705,518)
Net unrealized appreciation of
     investments and foreign currencies                               1,946,558
________________________________________________________________________________

Total net assets                                                   $204,874,339
________________________________________________________________________________

o Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
COP - Colombian Peso
EUR - European Monetary Unit
GBP - British Pound Sterling
JPY - Japanese Yen
MXN - Mexican Peso
NZD - New Zealand Dollar
PLN - Polish Zloty
SEK - Swedish Krona
USD - United States Dollar


114  Delaware Pooled Trust o 2006 Annual Report

 + Non-income producing security for the year ended October 31, 2006.

++ Non-income producing security. Security is currently in default.

 # Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $25,337,982, which represented 12.37% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

 ^ Zero coupon security. The interest rate shown is the yield at the time of purchase.

oo Fully or partially pledged as collateral for financial futures contracts.

 / Pass-Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

 @ Illiquid security. At October 31, 2006, the aggregate amount of illiquid securities equaled $3,476,149, which represented 1.70% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

<< Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ('LIBOR') and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.

Summary of Abbreviations:

AMBAC - Insured by the AMBAC Assurance Corporation
ARM - Adjustable Rate Mortgage
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
S.F. - Single Family
TBA - To be Announced
yr - Year

The following foreign currency exchange contracts, futures contracts, and swap agreements were outstanding at October 31, 2006:

                                                                    Unrealized
Contracts to Receive                                               Appreciation
     (Deliver)            In Exchange For     Settlement Date     (Depreciation)
________________________________________________________________________________

AUD (1,239,450)          USD   952,096             2/2/07             $(5,183)
CAD (850,900)            USD   757,736             2/2/07              (2,230)
EUR (121,000)            USD   155,220             2/2/07                  55
EUR 245,000              USD  (313,184)            2/2/07                 994
GBP (565,000)            USD  1,075,122            2/2/07              (3,458)
JPY 33,915,000           USD  (287,806)           11/2/06               2,185
JPY 238,548,000          USD (2,067,694)           2/2/07              (1,480)
NZD (412,600)            USD   275,113             2/2/07                 309
PLN (682,780)            USD   226,032             2/2/07                 (61)
SEK (6,508,300)          USD   906,613             2/2/07                (223)
                                                                     _________

                                                                      $(9,092)
                                                                     _________

Futures Contracts (2)

                                                                    Unrealized
    Contracts            Notional        Notional     Expiration   Appreciation
   to Buy Sell        Cost (Proceeds)     Value          Date     (Depreciation)
________________________________________________________________________________

46 U.S. Treasury
  5 year Notes         $ 4,833,772     $ 4,855,875     12/31/06      $ 22,103
147 U.S. Treasury
  10 year Notes         15,765,189      15,908,156     12/31/06       142,967
(7) U.S. Treasury
   long Bonds             (773,954)       (788,594)    12/31/06       (14,640)
                                                                     ________

                                                                     $150,430
                                                                     ________


Swap Contract (3)

 Notional        Expiration                                        Unrealized
  Amount            Date               Description                Appreciation
________________________________________________________________________________

$2,925,000         2/1/07     Agreement with Goldman Sachs          $46,836
                              to receive the notional amount
                              multiplied by the return on the
                              Lehman Brothers Commercial
                              MBS Index AAA and to
                              pay the notional
                              amount multiplied by
                              the 1 month BBA LIBOR
                              adjusted by a spread of
                              plus 0.05%.



The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

1 See Note 7 in "Notes to Financial Statements."
2 See Note 8 in "Notes to Financial Statements."
3 See Note 9 in "Notes to Financial Statements."


See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  115

Delaware Pooled Trust - The International Equity Portfolio
Statement of Net Assets
October 31, 2006

                                                        Number      Market Value
                                                     of Shares           (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

COMMON STOCK - 98.74% |
________________________________________________________________________________
________________________________________________________________________________

Australia - 9.88%
________________________________________________________________________________

Amcor                                                4,328,801     $ 23,192,893
* Coles Myer                                         2,394,258       25,173,983
* Foster's Group                                    10,312,130       51,497,875
* National Australia Bank                            2,057,543       60,822,751
Telstra                                             10,854,866       33,281,345
* Wesfarmers                                           756,293       20,225,237
                                                                   ____________

                                                                    214,194,084
                                                                   ____________
________________________________________________________________________________

Belgium - 2.41%
________________________________________________________________________________

* Fortis                                             1,243,979       52,187,383
                                                                   ____________

                                                                     52,187,383
                                                                   ____________
________________________________________________________________________________

Finland - 1.64%
________________________________________________________________________________

* UPM-Kymmene                                        1,403,956       35,640,275
                                                                   ____________

                                                                     35,640,275
                                                                   ____________
________________________________________________________________________________

France - 13.93%
________________________________________________________________________________

* Carrefour                                            525,680       32,029,978
Compagnie de Saint-Gobain                              561,202       41,364,137
France Telecom                                       1,559,546       40,505,628
Renault                                                549,142       64,234,730
* Societe Generale                                     347,185       57,693,210
+ Suez Strip                                           172,462            2,201
* Total                                                976,722       66,131,615
                                                                   ____________

                                                                    301,961,499
                                                                   ____________
________________________________________________________________________________

Germany - 5.97%
________________________________________________________________________________

* Bayer                                              1,127,582       56,572,315
* Deutsche Telekom                                     403,364        7,001,463
* RWE                                                  666,827       65,719,726
                                                                   ____________

                                                                    129,293,504
                                                                   ____________
________________________________________________________________________________

Hong Kong - 2.40%
________________________________________________________________________________

Hong Kong Electric Holdings                          6,363,900       29,948,920
Wharf Holdings                                       6,497,013       22,054,357
                                                                   ____________

                                                                     52,003,277
                                                                   ____________
________________________________________________________________________________

Italy - 5.31%
________________________________________________________________________________

* Banca Intesa                                      10,632,825       72,670,963
UniCredito Italiano                                  5,129,240       42,519,186
                                                                   ____________

                                                                    115,190,149
                                                                   ____________
________________________________________________________________________________

Japan - 14.23%
________________________________________________________________________________

Canon                                                1,236,500      66,283,576
* Hitachi                                            2,902,000       16,747,325
Kao                                                  1,188,300       31,189,524
KDDI                                                     6,659       41,503,127
Millea Holdings                                        571,852       21,609,772
Takeda Pharmaceutical                                  885,300       56,842,697
Toyota Motor                                         1,003,200       59,438,115
West Japan Railway                                       3,485       14,897,626
Yokohama Reito                                           1,000            7,472
                                                                   ____________

                                                                    308,519,234
                                                                   ____________
________________________________________________________________________________

Netherlands - 5.18%
________________________________________________________________________________

ING Groep                                            1,517,572       67,229,006
Reed Elsevier                                        2,619,252       45,029,554
                                                                   ____________

                                                                    112,258,560
                                                                   ____________
________________________________________________________________________________

New Zealand - 1.17%
________________________________________________________________________________

* Telecom Corporation of
     New Zealand                                     8,096,857       25,328,584
                                                                   ____________

                                                                     25,328,584
                                                                   ____________
________________________________________________________________________________

Republic of Korea - 0.96%
________________________________________________________________________________

POSCO ADR                                              294,881       20,795,008
                                                                   ____________

                                                                     20,795,008
                                                                   ____________
________________________________________________________________________________

Singapore - 1.88%
________________________________________________________________________________

Jardine Matheson Holdings                              796,415       15,928,300
Overseas-Chinese Banking                             5,531,200       24,870,504
                                                                   ____________

                                                                     40,798,804
                                                                   ____________
________________________________________________________________________________

South Africa - 1.09%
________________________________________________________________________________

Sasol                                                  687,306       23,574,476
                                                                   ____________

                                                                     23,574,476
                                                                   ____________
________________________________________________________________________________

Spain - 8.03%
________________________________________________________________________________

Banco Santander Central
     Hispano                                         2,563,922       44,372,844
* Iberdrola                                          1,081,419       49,618,732
* Telefonica                                         4,151,551       80,009,231
                                                                   ____________

                                                                    174,000,807
                                                                   ____________
________________________________________________________________________________

Taiwan - 1.19%
________________________________________________________________________________

Chunghwa Telecom ADR                                 1,408,580       25,762,928
                                                                   ____________

                                                                     25,762,928
                                                                   ____________


116  Delaware Pooled Trust o 2006 Annual Report

                                                        Number      Market Value
                                                     of Shares           (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

United Kingdom - 23.47%
________________________________________________________________________________

Alliance Boots                                       1,925,499     $ 29,717,569
Aviva                                                1,466,809       21,672,871
BG Group                                             3,536,191       46,919,601
BP                                                   4,757,262       52,956,514
Compass Group                                        1,341,237        7,177,279
GKN                                                  3,247,898       18,944,812
GlaxoSmithKline                                      2,273,547       60,766,404
HBOS                                                 3,462,064       71,859,709
Lloyds TSB Group                                     4,560,734       48,724,146
Royal Bank of Scotland
Group                                                1,511,914       53,879,731
* Royal Dutch Shell Class A                          1,435,082       49,727,809
Unilever                                             1,869,927       46,446,939
                                                                   ____________

                                                                    508,793,384
                                                                   ____________
________________________________________________________________________________

Total Common Stock
(cost $1,538,900,930)                                             2,140,301,956
________________________________________________________________________________

                                                     Principal
                                                        Amount
________________________________________________________________________________
________________________________________________________________________________

REPURCHASE AGREEMENTS - 1.00%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $11,265,643,
     collateralized by
     $11,784,000
     U.S. Treasury Bills
     due 4/26/07, market
     value $11,500,446)                            $11,264,000       11,264,000
With Cantor Fitzgerald 5.25%
     11/1/06
     (dated 10/31/06, to be
     repurchased at
     $5,838,851,
     collateralized by
     $2,146,000 U.S. Treasury
     Notes 3.25% due
     8/15/07, market value
     $2,133,530 and
     $3,941,000 U.S. Treasury
     Notes 3.375% due
     9/15/09, market value
     $3,823,161)                                     5,838,000        5,838,000
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $4,671,681, collateralized
     by $66,000 U.S. Treasury
     Bills due 1/11/07,
     market value $65,504 and
     $4,816,000 U.S. Treasury
     Bills due 4/26/07, market
     value $4,700,373)                               4,671,000        4,671,000
________________________________________________________________________________

Total Repurchase Agreements
(cost $21,773,000)                                                   21,773,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL - 99.74%
(COST $1,560,673,930)                                             2,162,074,956
________________________________________________________________________________
________________________________________________________________________________

SECURITIES LENDING COLLATERAL** - 24.11%
________________________________________________________________________________
________________________________________________________________________________

Short-Term Investments - 24.11%
________________________________________________________________________________
________________________________________________________________________________

Fixed Rate Notes - 7.11%
________________________________________________________________________________

Citigroup Global Markets
     5.31% 11/1/06                                 120,439,059      120,439,059
     5.32% 11/1/06                                   2,668,464        2,668,464
Credit Suisse First Boston
     5.29% 12/13/06                                 17,776,747       17,776,746
UBS Securities 5.42%
     11/1/06                                         6,907,332        6,907,332
Union Bank of Switzerland
     5.28% 11/30/06                                  6,348,838        6,348,838
                                                                   ____________

                                                                    154,140,439
                                                                   ____________
________________________________________________________________________________

~ Variable Rate Notes - 17.00%
________________________________________________________________________________

American Honda Finance
     5.14% 2/21/07                                  11,427,909       11,427,909
ANZ National
     5.30% 11/30/07                                  2,539,535        2,539,535
Australia New Zealand
     5.32% 11/30/07                                 12,697,676       12,697,676
Bank of America
     5.32% 2/23/07                                  16,506,979       16,506,979
Bank of New York
     5.31% 11/30/07                                 10,158,141       10,158,141
Barclays New York
     5.31% 5/18/07                                  16,506,979       16,506,979
Bayerische Landesbank
     5.37% 11/30/07                                 12,697,676       12,697,676
Bear Stearns
     5.38% 4/30/07                                  15,237,211       15,237,211
BNP Paribas
     5.36% 11/30/07                                 12,697,676       12,697,676


                                 2006 Annual Report o Delaware Pooled Trust  117

                                                     Principal    Market Value
                                                        Amount         (U.S.$)
________________________________________________________________________________

Canadian Imperial Bank
     5.30% 11/30/07                                $ 6,348,838     $ 6,348,838
     5.32% 11/22/06                                 12,697,676      12,697,676
CDC Financial Products
     5.36% 11/30/06                                 16,506,979      16,506,979
Citigroup Global Markets
     5.38% 11/07/06                                 16,506,979      16,506,979
Commonwealth Bank
     5.32% 11/30/07                                 12,697,676      12,697,676
Deutsche Bank London
     5.34% 2/23/07                                  15,237,211      15,237,212
Dexia Bank
     5.33% 9/28/07                                  17,776,422      17,773,261
Goldman Sachs
     5.45% 10/31/07                                 16,506,979      16,506,979
Marshall & Ilsley Bank
     5.30% 11/30/07                                 13,967,444      13,967,444
Merrill Lynch Mortgage
     Capital 5.32% 11/6/06                          11,427,909      11,427,909
Morgan Stanley
     5.49% 11/30/07                                 16,506,979      16,506,979
National Australia Bank
     5.29% 3/7/07                                   15,745,118      15,745,118
National City Bank
     5.32% 3/2/07                                   15,238,100      15,239,987
National Rural Utilities
     5.31% 11/30/07                                 20,062,328      20,062,328
Nordea Bank New York
     5.31% 5/16/07                                  12,698,017      12,697,676
Nordea Bank Norge
     5.33% 11/30/07                                  6,348,601       6,348,601
Royal Bank of Scotland
     5.31% 11/30/07                                 12,697,676      12,697,676
Societe Generale
     5.29% 11/30/07                                  6,348,838       6,348,838
Wells Fargo
     5.33% 11/30/07                                 12,697,676      12,697,676
                                                                   ____________

                                                                   368,485,614
                                                                   ____________
________________________________________________________________________________

Total Securities Lending Collateral
(cost $522,626,053)                                                522,626,053
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 123.85%
(COST $2,083,299,983)                                           $2,684,701,009 !
________________________________________________________________________________
________________________________________________________________________________

OBLIGATION TO RETURN SECURITIES
     LENDING COLLATERAL** - (24.11%)                              (522,626,053)
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER ASSETS NET OF
     LIABILITIES - 0.26%                                               5,614,844
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 85,589,698
     SHARES OUTSTANDING; EQUIVALENT
     TO $25.33 PER SHARE - 100.00%                              $2,167,689,800
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                         $1,286,426,458
Undistributed net investment income                                 51,564,955
Accumulated net realized gain
     on investments                                                229,220,527
Net unrealized appreciation of
     investments and foreign currencies                            600,477,860
________________________________________________________________________________

Total net assets                                                $2,167,689,800
________________________________________________________________________________

 + Non-income producing security for the year ended October 31, 2006.

 | Securities have been classified by country of origin. Classification by type of business has been presented on page 60 in "Sector and Country Allocations."

 * Fully or partially on loan.

** See Note 10 in "Notes to Financial Statements."

 ! Includes $499,557,615 of securities loaned.

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

Summary of Abbreviations:

ADR - American Depositary Receipts
GBP - British Pound Sterling
JPY - Japanese Yen
USD - United States Dollar

The following foreign currency exchange contracts were outstanding at October 31, 2006:


Foreign Currency Exchange Contracts (1)


                                                                    Unrealized
  Contracts to               In Exchange        Settlement         Appreciation
Receive (Deliver)                For               Date           (Depreciation)
________________________________________________________________________________

GBP (46,701,500)            USD 88,211,101        1/31/07            $(941,371)
JPY  60,347,744             USD  (514,285)        11/1/06                1,662
                                                                    __________

                                                                     $(939,709)
                                                                    __________


The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

(1) See Note 7 in "Notes to Financial Statements."

See accompanying notes


118  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust - The Labor Select International Equity Portfolio Statement of Net Assets
October 31, 2006

                                                        Number      Market Value
                                                     of Shares           (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

COMMON STOCK - 99.05% |
________________________________________________________________________________
________________________________________________________________________________

Australia - 11.61%
________________________________________________________________________________

 * Amcor                                             1,953,620     $ 10,467,125
 * Coles Myer                                        1,041,818       10,954,003
 * Foster's Group                                    4,707,284       23,507,764
 * National Australia Bank                             997,459       29,485,751
 Telstra                                             8,158,510       25,014,236
 * Wesfarmers                                          430,129       11,502,766
                                                                   ____________

                                                                    110,931,645
                                                                   ____________
________________________________________________________________________________

 Belgium - 2.19%
________________________________________________________________________________

 Fortis                                                499,861       20,970,159
                                                                   ____________

                                                                     20,970,159
                                                                   ____________
________________________________________________________________________________

 Finland - 1.78%
________________________________________________________________________________

 * UPM-Kymmene                                         669,238       16,989,013
                                                                   ____________

                                                                     16,989,013
                                                                   ____________
________________________________________________________________________________

 France - 11.42%
________________________________________________________________________________

 * Carrefour                                           221,526       13,497,704
 France Telecom                                        668,320       17,358,078
 * Renault                                             242,291       28,341,480
 * Societe Generale                                    198,099       32,918,954
 + Suez Strip                                          106,724            1,362
 * Total                                               251,543       17,031,402
                                                                   ____________

                                                                    109,148,980
                                                                   ____________
________________________________________________________________________________

 Germany - 5.73%
________________________________________________________________________________

 * Bayer                                               516,100       25,893,435
 * RWE                                                 292,557       28,833,215
                                                                   ____________

                                                                     54,726,650
                                                                   ____________
________________________________________________________________________________

 Hong Kong - 3.06%
________________________________________________________________________________

 Hong Kong Electric                                  3,617,500       17,024,186
 Wharf Holdings                                      3,595,000       12,203,364
                                                                   ____________

                                                                     29,227,550
                                                                   ____________
________________________________________________________________________________

 Italy - 6.88%
________________________________________________________________________________

 * Banca Intesa                                      4,812,488       32,891,365
 UniCredito Italiano                                 3,959,338       32,821,204
                                                                   ____________

                                                                     65,712,569
                                                                   ____________
________________________________________________________________________________

 Japan - 14.38%
________________________________________________________________________________

 * Astellas Pharma                                     217,100        9,781,708
 Canon                                                 684,300       36,682,453
 Kao                                                   500,000       13,123,590
 * KDDI                                                  3,994       24,893,150
 Millea Holdings                                       319,400       12,069,838
 * Takeda Pharmaceutical                               432,600       27,776,065
 West Japan Railway                                      3,061       13,085,117
                                                                   ____________

                                                                    137,411,921
                                                                   ____________
________________________________________________________________________________

 Netherlands - 6.31%
________________________________________________________________________________

 ING Groep                                             730,698       32,370,194
 Reed Elsevier                                       1,624,750       27,932,314
                                                                   ____________

                                                                     60,302,508
                                                                   ____________
________________________________________________________________________________

 New Zealand - 1.29%
________________________________________________________________________________

 * Telecom Corporation of
      New Zealand                                    3,937,116       12,316,084
                                                                   ____________

                                                                     12,316,084
                                                                   ____________
________________________________________________________________________________

 Spain - 8.93%
________________________________________________________________________________

 Banco Santander Central
      Hispanoamericano                               1,478,285       25,584,129
 * Iberdrola                                           514,738       23,617,716
 * Telefonica                                        1,872,581       36,088,624
                                                                   ____________

                                                                     85,290,469
                                                                   ____________
________________________________________________________________________________

 United Kingdom - 25.47%
________________________________________________________________________________

 Alliance Boots                                      1,261,225       19,465,365
 Aviva                                                 605,190        8,941,999
 BG Group                                            1,775,678       23,560,408
 BP                                                  2,060,770       22,939,917
 GKN                                                 1,641,181        9,572,920
 GlaxoSmithKline                                     1,170,433       31,282,838
 HBOS                                                1,501,424       31,164,036
 Lloyds TSB Group                                    1,921,049       20,523,335
 Northern Foods                                      3,503,205        5,897,959
 Royal Bank of Scotland Group                          730,700       26,039,788
 * Royal Dutch Shell Class A                           678,516       23,511,628
 Unilever                                              824,818       20,487,576
                                                                   ____________

                                                                    243,387,769
                                                                   ____________
________________________________________________________________________________

 Total Common Stock
 (cost $701,393,422)                                                946,415,317
________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  119

                                                     Principal    Market Value
                                                        Amount         (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 1.10%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $5,447,794, collateralized
     by $5,698,000
     U.S. Treasury Bills due
     4/26/07, market value
     $5,560,864)                                    $5,447,000     $  5,447,000
With Cantor Fitzgerald 5.25%
     11/1/06 (dated
     10/31/06, to be
     repurchased at
     $2,823,412, collateralized
     by $1,038,000
     U.S. Treasury Notes
     3.25% due 8/15/07,
     market value $1,031,636
     and $1,905,000
     U.S. Treasury Notes
     3.375% due 9/15/09,
     market value $1,848,631)                        2,823,000        2,823,000
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $2,258,329, collateralized
     by $32,000 U.S. Treasury
     Bills due 1/11/07, market
     value $31,674 and
     $2,329,000 U.S. Treasury
     Bills due 4/26/07, market
     value $2,272,793)                               2,258,000        2,258,000
________________________________________________________________________________

Total Repurchase Agreements
(cost $10,528,000)                                                   10,528,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL - 100.15%
(COST $711,921,422)                                                 956,943,317
________________________________________________________________________________
________________________________________________________________________________

SECURITIES LENDING COLLATERAL** - 24.05%
________________________________________________________________________________
________________________________________________________________________________

Short-Term Investments - 24.05%
________________________________________________________________________________
________________________________________________________________________________

Fixed Rate Notes - 7.09%
________________________________________________________________________________

Citigroup Global Markets
     5.31% 11/1/06                                   1,173,174        1,173,174
     5.32% 11/1/06                                  52,950,302       52,950,302
Credit Suisse First Boston
     5.29% 12/13/06                                  7,815,439        7,815,439
UBS Securities
     5.42% 11/1/06                                   3,036,767        3,036,767
Union Bank of Switzerland
     5.28% 11/30/06                                  2,791,228        2,791,228
                                                                   ____________

                                                                     67,766,910
                                                                   ____________
________________________________________________________________________________

~ Variable Rate Notes - 16.96%
________________________________________________________________________________

American Honda Finance
     5.14% 2/21/07                                   5,024,211        5,024,211
ANZ National
     5.30% 11/30/07                                  1,116,491        1,116,491
Australia New Zealand
     5.32% 11/30/07                                  5,582,457        5,582,457
Bank of America
     5.32% 2/23/07                                   7,257,193        7,257,193
Bank of New York
     5.31% 11/30/07                                  4,465,965        4,465,965
Barclays New York
     5.31% 5/18/07                                   7,257,193        7,257,193
Bayerische Landesbank
     5.37% 11/30/07                                  5,582,457        5,582,457
Bear Stearns
     5.38% 4/30/07                                   6,698,948        6,698,948
BNP Paribas
     5.36% 11/30/07                                  5,582,457        5,582,457
Canadian Imperial Bank
     5.30% 11/30/07                                  2,791,228        2,791,228
     5.32% 11/22/06                                  5,582,457        5,582,457
CDC Financial Products
     5.36% 11/30/06                                  7,257,193        7,257,193
Citigroup Global Markets
     5.38% 11/07/06                                  7,257,193        7,257,193
Commonwealth Bank
     5.32% 11/30/07                                  5,582,457        5,582,457
Deutsche Bank London
     5.34% 2/23/07                                   6,698,948        6,698,948
Dexia Bank
     5.33% 9/28/07                                   7,815,296        7,813,906
Goldman Sachs
     5.45% 10/31/07                                  7,257,193        7,257,193
Marshall & Ilsley Bank
     5.30% 11/30/07                                  6,140,702        6,140,702
Merrill Lynch Mortgage
     Capital 5.32% 11/6/06                           5,024,211        5,024,211
Morgan Stanley
     5.49% 11/30/07                                  7,257,193        7,257,193
National Australia Bank
     5.29% 3/7/07                                    6,922,246        6,922,246
National City Bank
     5.32% 3/2/07                                    6,699,338        6,700,168
National Rural Utilities
     5.31% 11/30/07                                  8,820,281        8,820,281
Nordea Bank New York
     5.31% 5/16/07                                   2,791,124        2,791,124
Nordea Bank Norge
     5.33% 11/30/07                                  5,582,606        5,582,456
Royal Bank of Scotland
     5.31% 11/30/07                                  5,582,456        5,582,456


120  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal   Market Value
                                                        Amount        (U.S.$)
_______________________________________________________________________________

Societe Generale
     5.29% 11/30/07                                 $2,791,228    $  2,791,228
Wells Fargo
     5.33% 11/30/07                                  5,582,456       5,582,456
                                                                  ____________

                                                                   162,002,468
                                                                  ____________
________________________________________________________________________________

Total Securities Lending Collateral
(cost $229,769,378)                                                229,769,378
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 124.20%
(COST $941,690,800)                                              1,186,712,695 !
________________________________________________________________________________
________________________________________________________________________________

OBLIGATION TO RETURN SECURITIES
     LENDING COLLATERAL** - (24.05%)                              (229,769,378)
________________________________________________________________________________
________________________________________________________________________________

LIABILITIES NET OF RECEIVABLES AND
     OTHER ASSETS - (0.15%)                                         (1,408,538)
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 42,691,099
     SHARES OUTSTANDING;
     EQUIVALENT TO $22.38
     PER SHARE - 100.00%                                          $955,534,779
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                           $610,048,956
Undistributed net investment income                                 20,569,565
Accumulated net realized gain
     on investments                                                 80,487,361
Net unrealized appreciation of
     investments and foreign currencies                            244,428,897
________________________________________________________________________________

Total net assets                                                  $955,534,779
________________________________________________________________________________

 + Non-income producing security for the year ended October 31, 2006.

 | Securities have been classified by country of origin. Classification by type of business has been presented on page 61 in "Sector and Country Allocations."

 * Fully or partially on loan.

** See Note 10 in "Notes to Financial Statements."

 ! Includes $219,533,728 of securities loaned.

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.

Summary of Abbreviations:

GBP - British Pound Sterling
JPY - Japanese Yen
USD - United States Dollar


The following forward foreign currency exchange contracts were outstanding at October 31, 2006:

Foreign Currency Exchange Contracts (1)


                                                                    Unrealized
  Contracts to               In Exchange        Settlement         Appreciation
Receive (Deliver)                For               Date           (Depreciation)
________________________________________________________________________________

GBP (29,715,000)            USD 56,126,524        1/31/07            $(598,971)
JPY  27,156,484             USD   (231,428)       11/1/06                  748
                                                                    __________

                                                                     $(598,223)
                                                                    __________


The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio's net assets.

(1) See Note 7 in "Notes to Financial Statements."


See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  121

Delaware Pooled Trust - The Emerging Markets Portfolio
Statement of Net Assets
October 31, 2006


                                                        Number      Market Value
                                                     of Shares           (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

COMMON STOCK - 93.40% |
________________________________________________________________________________
________________________________________________________________________________

Brazil - 9.33%
________________________________________________________________________________

AES Tiete                                          115,038,657      $ 2,911,555
Companhia de
Concessoes Rodoviarias                                 684,000        7,304,730
Companhia Siderurgica
     Nacional                                          197,100        6,120,546
Companhia Siderurgica
     Nacional ADR                                      118,700        3,699,879
Companhia Vale do Rio
     Doce ADR                                          293,700        6,379,164
CPFL Energia                                           256,347        3,255,960
+ CPFL Energia ADR                                      85,400        3,236,660
Petroleo Brasileiro ADR                                208,200       16,855,872
Santos-Brasil                                          323,399        3,458,248
Votorantim Celulose e
     Papel ADR                                         750,850       13,703,013
                                                                    ___________

                                                                     66,925,627
                                                                    ___________
________________________________________________________________________________

Chile - 1.56%
________________________________________________________________________________

Banco Santander ADR                                    147,900        7,133,217
+# Inversiones Aguas
     Metropolitanas 144A ADR                           184,500        4,074,147
                                                                    ___________

                                                                     11,207,364
                                                                    ___________
________________________________________________________________________________

China - 7.32% ]
________________________________________________________________________________

China Merchants Holdings
     International                                   2,368,000        6,926,915
China Shipping
     Development                                     9,700,000       10,551,612
China Telecom                                       29,942,000       11,280,417
Fountain Set                                         7,888,000        2,282,055
Guangshen Railway                                    8,748,000        4,116,865
Texwinca                                             8,370,000        5,488,736
TPV Technology                                       3,494,000        2,906,725
Zhejiang Expressway                                 13,210,000        8,934,398
                                                                    ___________

                                                                     52,487,723
                                                                    ___________
________________________________________________________________________________

Czech Republic - 1.51%
________________________________________________________________________________

Komercni Banka                                          69,463       10,814,392
                                                                    ___________

                                                                     10,814,392
                                                                    ___________
________________________________________________________________________________

Egypt - 0.77%
________________________________________________________________________________

MobiNil-Egyptian
     Mobile Services                                   198,129        5,493,373
                                                                    ___________

                                                                      5,493,373
                                                                    ___________
________________________________________________________________________________

Hungary - 2.61%
________________________________________________________________________________

Magyar Telekom                                       1,436,986        6,687,259
OTP Bank                                               342,106       12,024,155
                                                                    ___________

                                                                     18,711,414
                                                                    ___________
________________________________________________________________________________

India - 1.99%
________________________________________________________________________________

Hero Honda Motors                                      429,469        7,229,363
Tata Steel                                             647,796        7,072,831
                                                                    ___________

                                                                     14,302,194
                                                                    ___________
________________________________________________________________________________

Indonesia - 0.63%
________________________________________________________________________________

Telekomunikasi Indonesia                             4,895,000        4,521,335
                                                                    ___________

                                                                      4,521,335
                                                                    ___________
________________________________________________________________________________

Israel - 3.98%
________________________________________________________________________________

Bank Hapoalim                                        2,644,554       13,179,458
Bezeq Israeli
     Telecommunication                               4,394,197        5,986,759
Israel Chemicals                                     1,647,658        9,410,232
                                                                    ___________

                                                                     28,576,449
                                                                    ___________
________________________________________________________________________________

Malaysia - 7.76%
________________________________________________________________________________

Hong Leong Bank                                      6,405,700        9,207,372
Maxis Communications                                 6,552,400       16,055,846
MISC Foreign                                         4,286,000       10,326,297
PLUS Expressways                                     6,968,700        5,494,827
Public Bank                                          2,396,700        4,527,647
Public Bank Foreign                                  1,317,300        2,470,501
Tanjong                                              2,286,000        7,573,060
                                                                    ___________

                                                                     55,655,550
                                                                    ___________
________________________________________________________________________________

Mexico - 6.78%
________________________________________________________________________________

Cemex de C.V.                                          635,602        1,947,771
Cemex de C.V. ADR                                      225,666        6,936,973
+ Grupo Aeroportuario del
     Pacifico de C.V. ADR                              169,300        6,389,382
Grupo Aeroportuario del
     Sureste de C.V. ADR                               124,400        4,718,492
Grupo Modelo Series C                                2,125,100       10,274,201
Grupo Televisa ADR                                     345,500        8,526,940
Kimberly-Clark de Mexico
     de C.V.                                         2,350,600        9,832,412
                                                                    ___________

                                                                     48,626,171
                                                                    ___________
________________________________________________________________________________

Morocco - 0.47%
________________________________________________________________________________

Maroc Telecom                                          224,965        3,362,208
                                                                    ___________

                                                                      3,362,208
                                                                    ___________


122  Delaware Pooled Trust o 2006 Annual Report

                                                        Number      Market Value
                                                     of Shares           (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

Panama - 0.74%
________________________________________________________________________________

Banco Latinoamericano
     Export Class E                                    327,200      $ 5,346,448
                                                                    ___________

                                                                      5,346,448
                                                                    ___________
________________________________________________________________________________

Philippines - 0.96%
________________________________________________________________________________

Philippine Long Distance
     Telephone ADR                                     144,600        6,884,406
                                                                    ___________

                                                                      6,884,406
                                                                    ___________
________________________________________________________________________________

Poland - 2.58%
________________________________________________________________________________

Bank Pekao                                             156,111       10,536,030
Telekomunikacja Polska                               1,080,528        7,952,270
                                                                    ___________

                                                                     18,488,300
                                                                    ___________
________________________________________________________________________________

Republic of Korea - 10.02%
________________________________________________________________________________

Daelim Industrial                                      126,615        9,688,454
GS Engineering & Construction                           74,010        5,757,427
Hana Financial Group                                   223,930       10,326,095
Kookmin Bank                                           175,715       13,967,695
Korea Electric Power                                   159,870        6,175,931
Korea Gas                                              212,560        8,324,190
KT                                                      96,860        4,394,552
KT ADR                                                 413,789        9,260,598
Samsung Electronics                                      6,213        4,028,809
                                                                    ___________

                                                                     71,923,751
                                                                    ___________
________________________________________________________________________________

Russia - 2.40%
________________________________________________________________________________

LUKOIL ADR                                              68,364        5,530,648
Mobile Telesystems ADR                                 264,400       11,654,752
                                                                    ___________

                                                                     17,185,400
                                                                    ___________
________________________________________________________________________________

South Africa - 10.60%
________________________________________________________________________________

African Bank Investments                             3,917,691       14,612,339
Alexander Forbes                                     2,751,293        5,636,748
Aspen Pharmacare                                       597,503        2,716,623
Mittal Steel South Africa                              677,493        8,089,140
Remgro                                                 340,536        7,182,384
Sasol                                                  335,932       11,522,409
Standard Bank Group                                  1,150,193       13,499,002
Steinhoff International                              1,047,655        3,411,492
Telkom                                                 340,798        6,322,771
Tiger Brands                                           148,844        3,089,650
                                                                    ___________

                                                                     76,082,558
                                                                    ___________
________________________________________________________________________________

Taiwan - 12.19%
________________________________________________________________________________

Asustek Computer                                     3,800,360        9,256,039
Chunghwa Telecom                                     5,047,980        8,673,244
Chunghwa Telecom ADR                                   554,543       10,142,593
Lite-On Technology                                   9,997,969       12,115,097
Mega Financial Holding                              19,614,000       13,864,304
President Chain Store                                5,000,376       11,033,234
Synnex Technology
     International                                   4,053,390        3,714,335
Taiwan Semiconductor
     Manufacturing                                  10,158,794       18,679,319
                                                                    ___________

                                                                     87,478,165
                                                                    ___________
________________________________________________________________________________

Thailand - 6.94%
________________________________________________________________________________

Advanced Info Service                                4,777,700       11,785,536
Kasikornbank NVDR                                    3,266,000        6,142,528
Land & Houses NVDR                                  35,899,110        7,974,862
Siam Cement NVDR                                     2,552,700       16,838,253
Siam City Bank                                       8,263,500        4,797,616
Siam City Bank NVDR                                    104,000           60,947
Thai Union Frozen Products                           3,247,942        2,213,248
                                                                    ___________

                                                                     49,812,990
                                                                    ___________
________________________________________________________________________________

Turkey - 2.26%
________________________________________________________________________________

Akbank                                               1,766,189       10,059,612
Tofas Turk Otomobil Fabrikasi                        1,109,995        3,671,419
+ Vestel Elektronik Sanayi                             940,652        2,491,622
                                                                    ___________

                                                                     16,222,653
                                                                    ___________
________________________________________________________________________________

Total Common Stock
(cost $548,747,209)                                                 670,108,471
________________________________________________________________________________

________________________________________________________________________________

PREFERRED STOCK - 6.33%
________________________________________________________________________________
________________________________________________________________________________

Brazil - 3.34%
________________________________________________________________________________

AES Tiete                                           72,100,000        1,829,519
Companhia Vale do Rio Doce                             523,418       11,277,378
Investimentos Itau                                   1,551,939        7,044,057
Ultrapar Participacoes                                 198,388        3,849,181
                                                                    ___________

                                                                     24,000,135
                                                                    ___________
________________________________________________________________________________

Republic of Korea - 2.99%
________________________________________________________________________________

Hyundai Motor                                          149,540        7,062,386
Samsung Electronics                                     29,612       14,362,102
                                                                    ___________

                                                                     21,424,488
                                                                    ___________
________________________________________________________________________________

Total Preferred Stock
(cost $25,033,192)                                                   45,424,623
________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  123

                                                     Principal     Market Value
                                                        Amount          (U.S.$)
________________________________________________________________________________

________________________________________________________________________________

REPURCHASE AGREEMENTS - 0.13%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $484,271, collateralized by
     $506,600 U.S. Treasury
     Bills due 4/26/07,
     market value $494,393)                           $484,200         $484,200
With Cantor Fitzgerald 5.25%
     11/1/06 (dated
     10/31/06, to be repurchased
     at $251,037, collateralized
     by $92,300 U.S. Treasury
     Notes 3.25% due 8/15/07,
     market value $91,718
     and $169,400
     U.S. Treasury Notes 3.375%
     due 9/15/09, market
     value $164,354)                                   251,000          251,000
With UBS Warburg 5.25%
     11/1/06 (dated
     10/31/06, to be repurchased
     at $200,829, collateralized
     by $2,800 U.S. Treasury
     Bills due 1/11/07, market
     value $2,816 and $207,100
     U.S. Treasury Bills
     due 4/26/07, market
     value $202,064)                                   200,800          200,800
________________________________________________________________________________

Total Repurchase Agreements
(cost $936,000)                                                         936,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 99.86%
(COST $574,716,401)                                                $716,469,094
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER ASSETS
     NET OF LIABILITIES - 0.14%                                         994,651
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 46,694,796
     SHARES OUTSTANDING; EQUIVALENT
     TO $15.36 PER SHARE - 100.00%                                 $717,463,745
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                            $433,380,171
Undistributed net investment income                                  15,424,514
Accumulated net realized gain
     on investments                                                 126,933,964
Net unrealized appreciation
     of investments and foreign currencies                          141,725,096
________________________________________________________________________________

Total net assets                                                   $717,463,745
________________________________________________________________________________

+ Non-income producing security for the year ended October 31, 2006.

# Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2006, the aggregate amount of Rule 144A securities equaled $4,074,147, which represented 0.57% of the Portfolio's net assets. See Note 11 in "Notes to Financial Statements."

| Securities have been classified by country of origin. Classification by type of business has been presented on page 62 in "Sector and Country Allocations."

] Securities listed and traded on the Hong Kong Stock Exchange.

Summary of Abbreviations:

ADR - American Depositary Receipts
NVDR - Non-Voting Depositary Receipts


See accompanying notes


124  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust-
The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 2006


                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

BONDS - 96.91%
________________________________________________________________________________
________________________________________________________________________________

Australia - 6.04%
________________________________________________________________________________

New South Wales
     Treasury
     5.50% 8/1/14                            AUD     8,000,000      $ 6,002,878
Queensland Treasury
     6.00% 7/14/09                           AUD     3,700,000        2,855,217
     6.00% 10/14/15                          AUD    10,000,000        7,791,727
                                                                    ___________

                                                                     16,649,822
                                                                    ___________
________________________________________________________________________________

Austria - 8.27%
________________________________________________________________________________

Oesterreichesche
     Kontrollbank
     1.80% 3/22/10                           JPY 1,200,000,000       10,554,526
     5.25% 4/25/08                           EUR     2,659,000        3,463,303
Republic of Austria
     5.25% 1/4/11                            EUR     6,500,000        8,790,953
                                                                    ___________

                                                                     22,808,782
                                                                    ___________
________________________________________________________________________________

Belgium - 0.51%
________________________________________________________________________________

Kingdom of Belgium
     3.75% 3/28/09                           EUR     1,100,000        1,406,464
                                                                    ___________

                                                                      1,406,464
                                                                    ___________
________________________________________________________________________________

Finland - 3.85%
________________________________________________________________________________

Republic of Finland
     5.375% 7/4/13                           EUR     1,480,000        2,073,232
     5.75% 2/23/11                           EUR     6,200,000        8,556,044
                                                                    ___________

                                                                     10,629,276
                                                                    ___________
________________________________________________________________________________

France - 12.07%
________________________________________________________________________________

Compagnie de
     Financement Foncier
     0.60% 3/23/10                           JPY 1,100,000,000        9,290,469
Government of France
     4.00% 10/25/09                          EUR     2,300,000        2,964,287
     5.00% 10/25/16                          EUR     5,040,000        7,086,775
     5.75% 10/25/32                          EUR     5,000,000        8,302,006
     8.50% 10/25/19                          EUR     3,000,000        5,651,468
                                                                    ___________

                                                                     33,295,005
                                                                    ___________
________________________________________________________________________________

Germany - 13.16%
________________________________________________________________________________

Deutschland Republic
     4.25% 1/4/14                            EUR     5,900,000        7,781,753
     4.75% 7/4/28                            EUR     6,250,000        9,013,286
     5.00% 7/4/11                            EUR     2,700,000        3,639,121
Kredit Fuer Wiederaufbau
     1.85% 9/20/10                           JPY 1,050,000,000        9,260,050
     5.25% 7/4/12                            EUR     3,000,000        4,114,509
Rentenbank
     1.375% 4/25/13                          JPY   290,000,000        2,471,997
                                                                    ___________

                                                                     36,280,716
                                                                    ___________
________________________________________________________________________________

Ireland - 4.97%
________________________________________________________________________________

Republic of Ireland
     5.00% 4/18/13                           EUR    10,000,000       13,715,069
                                                                    ___________

                                                                     13,715,069
                                                                    ___________
________________________________________________________________________________

Italy - 1.39%
________________________________________________________________________________

* Republic of Italy
     0.65% 3/20/09                           JPY   450,000,000        3,841,801
                                                                    ___________

                                                                      3,841,801
                                                                    ___________
________________________________________________________________________________

Japan - 9.87%
________________________________________________________________________________

Development Bank of Japan
     1.40% 6/20/12                           JPY 1,200,000,000       10,325,134
Japan Finance Corporation
     for Municipal Enterprises
   * 1.55% 2/21/12                           JPY 1,300,000,000       11,257,806
     2.00% 5/9/16                            JPY   640,000,000        5,625,754
                                                                    ___________

                                                                     27,208,694
                                                                    ___________
________________________________________________________________________________

Mexico - 2.23%
________________________________________________________________________________

Mexican Bonos
     8.00% 12/23/10                          MXN    18,000,000        1,697,981
     9.00% 12/20/12                          MXN    18,000,000        1,761,241
     9.50% 12/18/14                          MXN    18,000,000        1,827,512
     10.00% 12/5/24                          MXN     8,000,000          875,377
                                                                    ___________

                                                                      6,162,111
                                                                    ___________
________________________________________________________________________________

Netherlands - 8.11%
________________________________________________________________________________

Bank Nederlandse Gemeenten
     0.80% 9/22/08                           JPY   730,000,000        6,258,268
     6.00% 3/26/12                           USD     3,000,000        3,127,137
Netherlands Government
     4.25% 7/15/13                           EUR     3,400,000        4,480,312
     5.25% 7/15/08                           EUR       600,000          785,180
     7.50% 1/15/23                           EUR     4,200,000        7,705,822
                                                                    ___________

                                                                     22,356,719
                                                                    ___________


                                 2006 Annual Report o Delaware Pooled Trust  125

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

Norway - 4.02%
________________________________________________________________________________

Eksportfinans
     1.80% 6/21/10                           JPY 1,260,000,000     $ 11,080,087
                                                                   ____________

                                                                     11,080,087
                                                                   ____________
________________________________________________________________________________

Poland - 7.41%
________________________________________________________________________________

Poland Government
     5.00% 10/24/13                          PLN    14,000,000        4,576,575
   * 5.50% 3/12/12                           EUR     5,000,000        6,845,053
     5.75% 3/24/10                           PLN    11,000,000        3,715,103
     6.25% 10/24/15                          PLN    15,000,000        5,304,932
                                                                   ____________

                                                                     20,441,663
                                                                   ____________
________________________________________________________________________________

Supranational - 10.56%
________________________________________________________________________________

Council of Europe Development Bank
     6.125% 1/25/11                          USD       620,000          649,790
European Investment Bank
   * 1.40% 6/20/17                           JPY   135,000,000        1,121,179
   * 2.125% 9/20/07                          JPY   300,000,000        2,600,961
     5.00% 4/15/08                           EUR     6,000,000        7,795,833
Inter-American Development Bank
     1.90% 7/8/09                            JPY   558,000,000        4,905,145
     5.50% 3/30/10                           EUR     5,700,000        7,693,137
International Bank for
     Reconstruction & Development
     2.00% 2/18/08                           JPY   500,000,000        4,346,943
                                                                   ____________

                                                                     29,112,988
                                                                   ____________
________________________________________________________________________________

United States - 4.45%
________________________________________________________________________________

U.S. Treasury Inflation
     Index Note
     3.00% 7/15/12                           USD     8,051,187        8,301,844
U.S. Treasury Notes
     3.625% 5/15/13                          USD     4,200,000        3,978,026
                                                                   ____________

                                                                     12,279,870
                                                                   ____________
________________________________________________________________________________

Total Bonds
(cost $261,960,345)                                                 267,269,067
________________________________________________________________________________
________________________________________________________________________________

REPURCHASE AGREEMENTS - 1.06%
________________________________________________________________________________

With BNP Paribas 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $1,515,221, collateralized by
     $1,585,000
     U.S. Treasury Bills
     due 4/26/07, market
     value $1,546,563)                       USD     1,515,000        1,515,000
With Cantor Fitzgerald
     5.25% 11/1/06
     (dated 10/31/06, to be
     repurchased at $785,114,
     collateralized by $289,000
     U.S. Treasury Notes 3.25%
     due 8/15/07,
     market value $286,914
     and $530,000
     U.S. Treasury Notes
     3.375% due 9/15/09,
     market value $514,133)                            785,000          785,000
With UBS Warburg 5.25%
     11/1/06 (dated 10/31/06,
     to be repurchased at
     $628,092, collateralized
     by $9,000
     U.S. Treasury Bills
     due 1/11/07,
     market value $8,809
     and $648,000
     U.S. Treasury Bills
     due 4/26/07,
     market value $632,099)                            628,000          628,000
________________________________________________________________________________

Total Repurchase Agreements
(cost $2,928,000)                                                     2,928,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES BEFORE
SECURITIES LENDING COLLATERAL - 97.97%
(COST $264,888,345)                                                 270,197,067
________________________________________________________________________________
________________________________________________________________________________

SECURITIES LENDING COLLATERAL** - 6.35%
________________________________________________________________________________
________________________________________________________________________________

Short-Term Investments - 6.35%
________________________________________________________________________________
________________________________________________________________________________

Fixed Rate Notes - 1.87%
________________________________________________________________________________

Citigroup Global Markets
     5.31% 11/1/06                                      89,419           89,419
     5.32% 11/1/06                                   4,035,869        4,035,869
Credit Suisse First Boston
     5.29% 12/13/06                                    595,692          595,692
UBS Securities
     5.42% 11/1/06                                     231,462          231,462
Union Bank of Switzerland
     5.28% 11/30/06                                    212,747          212,747
                                                                   ____________

                                                                      5,165,189
                                                                   ____________


126  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

~ Variable Rate Notes - 4.48%
________________________________________________________________________________

American Honda Finance
     5.14% 2/21/07                                 USD 382,945        $382,945
ANZ National
     5.30% 11/30/07                                     85,099          85,099
Australia New Zealand
     5.32% 11/30/07                                    425,495         425,495
Bank of America
     5.32% 2/23/07                                     553,143         553,143
Bank of New York
     5.31% 11/30/07                                    340,396         340,396
Barclays New York
     5.31% 5/18/07                                     553,143         553,143
Bayerische Landesbank
     5.37% 11/30/07                                    425,495         425,495
Bear Stearns
     5.38% 4/30/07                                     510,593         510,593
BNP Paribas
     5.36% 11/30/07                                    425,495         425,495
Canadian Imperial Bank
     5.30% 11/30/07                                    212,747         212,747
     5.32% 11/22/06                                    425,495         425,495
CDC Financial Products
     5.36% 11/30/06                                    553,143         553,143
Citigroup Global Markets
     5.38% 11/07/06                                    553,143         553,143
Commonwealth Bank
     5.32% 11/30/07                                    425,495         425,495
Deutsche Bank London
     5.34% 2/23/07                                     510,593         510,593
Dexia Bank
     5.33% 9/28/07                                     595,681         595,576
Goldman Sachs
     5.45% 10/31/07                                    553,143         553,143
Marshall & Ilsley Bank
     5.30% 11/30/07                                    468,044         468,044
Merrill Lynch Mortgage Capital
     5.32% 11/6/06                                     382,945         382,945
Morgan Stanley
     5.49% 11/30/07                                    553,143         553,143
National Australia Bank
     5.29% 3/7/07                                      527,613         527,613
National City Bank
     5.32% 3/2/07                                      510,623         510,686
National Rural Utilities
     5.31% 11/30/07                                    672,281         672,281
Nordea Bank New York
     5.31% 5/16/07                                     425,506         425,495
Nordea Bank Norge
     5.33% 11/30/07                                    212,739         212,739
Royal Bank of Scotland
     5.31% 11/30/07                                    425,495         425,495
Societe Generale
     5.29% 11/30/07                                    212,747         212,747
Wells Fargo
     5.33% 11/30/07                                    425,495         425,494
                                                                  ____________

                                                                    12,347,821
                                                                  ____________
________________________________________________________________________________

Total Securities Lending Collateral
(cost $17,513,010)                                                  17,513,010
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 104.32%
(COST $282,401,355)                                                287,710,077 !
________________________________________________________________________________
________________________________________________________________________________

OBLIGATION TO RETURN SECURITIES LENDING
     COLLATERAL** - (6.35%)                                        (17,513,010)
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER
     ASSETS NET OF LIABILITIES - 2.03%                               5,608,444
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 24,350,793
     SHARES OUTSTANDING; EQUIVALENT
     TO $11.33 PER SHARE - 100.00%                               $ 275,805,511
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                          $ 265,038,381
Undistributed net investment income                                  9,757,935
Accumulated net realized loss on investments                        (4,378,345)
Net unrealized appreciation of investments
     and foreign currencies                                          5,387,540
________________________________________________________________________________

Total net assets                                                 $ 275,805,511
________________________________________________________________________________

o Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
EUR - European Monetary Unit
JPY - Japanese Yen
MXN - Mexican Peso
PLN - Polish Zloty
USD - United States Dollar

 * Fully or partially on loan.

** See Note 10 in "Notes to Financial Statements."

 ! Includes $16,813,909 of securities loaned.

 ~ Variable rate security. The interest rate shown is the rate as of October 31, 2006.


See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  127

Delaware Pooled Trust - The International Fixed Income Portfolio
Statement of Net Assets
October 31, 2006


                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

BONDS - 97.78%
________________________________________________________________________________
________________________________________________________________________________

Australia - 6.02%
________________________________________________________________________________

New South Wales Treasury
     5.50% 8/1/14                            AUD     1,600,000     $  1,200,575
Queensland Treasury
     6.00% 6/14/11                           AUD       500,000          385,533
     6.00% 10/14/15                          AUD     1,000,000          779,173
                                                                   ____________

                                                                      2,365,281
                                                                   ____________
________________________________________________________________________________

Austria - 8.38%
________________________________________________________________________________

Oesterreichische Kontrollbank
     1.80% 3/22/10                           JPY   205,000,000        1,803,065
Republic of Austria
     5.25% 1/4/11                            EUR     1,100,000        1,487,700
                                                                   ____________

                                                                      3,290,765
                                                                   ____________
________________________________________________________________________________

Belgium - 7.85%
________________________________________________________________________________

Kingdom of Belgium
     5.50% 3/28/28                           EUR     1,000,000        1,575,004
     5.75% 9/28/10                           EUR     1,100,000        1,507,913
                                                                   ____________

                                                                      3,082,917
                                                                   ____________
________________________________________________________________________________

Finland - 2.55%
________________________________________________________________________________

Republic of Finland
     5.00% 4/25/09                           EUR       760,000        1,000,367
                                                                   ____________

                                                                      1,000,367
                                                                   ____________
________________________________________________________________________________

France - 6.07%
________________________________________________________________________________

Government of France
     5.50% 4/25/10                           EUR     1,200,000        1,621,442
     5.75% 10/25/32                          EUR       460,000          763,785
                                                                   ____________

                                                                      2,385,227
                                                                   ____________
________________________________________________________________________________

Germany - 23.68%
________________________________________________________________________________

Deutschland Republic
     4.50% 1/4/13                            EUR       200,000          266,468
     6.50% 7/4/27                            EUR       460,000          804,601
DSL Finance
     5.75% 3/19/09                           DEM     1,500,000        1,018,600
Kredit Fuer Wiederaufbau
     1.75% 3/23/10                           JPY   290,000,000        2,546,570
     1.85% 9/20/10                           JPY   260,000,000        2,292,965
     5.00% 7/4/11                            EUR       750,000        1,008,800
Rentenbank
     1.375% 4/25/13                          JPY   160,000,000        1,363,860
                                                                   ____________

                                                                      9,301,864
                                                                   ____________
________________________________________________________________________________

Ireland - 2.62%
________________________________________________________________________________

Republic of Ireland
     5.00% 4/18/13                           EUR       750,000        1,028,630
                                                                   ____________

                                                                      1,028,630
                                                                   ____________
________________________________________________________________________________

Italy - 4.13%
________________________________________________________________________________

Republic of Italy
     0.65% 3/20/09                           JPY   190,000,000        1,622,094
                                                                   ____________

                                                                      1,622,094
                                                                   ____________
________________________________________________________________________________

Japan - 14.01%
________________________________________________________________________________

Development Bank of Japan
     1.40% 6/20/12                           JPY   190,000,000        1,634,813
     1.75% 6/21/10                           JPY   215,000,000        1,889,615
Japan Finance Corporation
     for Municipal Enterprises
     1.55% 2/21/12                           JPY   208,000,000        1,801,249
     2.00% 5/9/16                            JPY    20,000,000          175,805
                                                                   ____________

                                                                      5,501,482
                                                                   ____________
________________________________________________________________________________

Mexico - 2.17%
________________________________________________________________________________

Mexican Bonos
     8.00% 12/23/10                          MXN     3,000,000          282,997
     9.00% 12/20/12                          MXN     1,500,000          146,770
     9.50% 12/18/14                          MXN     2,000,000          203,057
     10.00% 12/5/24                          MXN     2,000,000          218,844
                                                                   ____________

                                                                        851,668
                                                                   ____________
________________________________________________________________________________

Netherlands - 12.29%
________________________________________________________________________________

Bank Nederlandse Gemeenten
     4.625% 9/13/12                          EUR     1,350,000        1,798,674
Netherlands Government
     3.75% 7/15/14                           EUR       100,000          127,957
     7.50% 1/15/23                           EUR     1,580,000        2,898,857
                                                                   ____________

                                                                      4,825,488
                                                                   ____________
________________________________________________________________________________

Poland - 5.19%
________________________________________________________________________________

Poland Government
     5.00% 10/24/13                          PLN     2,000,000          653,796
     5.75% 3/24/10                           PLN     2,000,000          675,473
     6.25% 10/24/15                          PLN     2,000,000          707,325
                                                                   ____________

                                                                      2,036,594
                                                                   ____________
________________________________________________________________________________

Supranational - 2.82%
________________________________________________________________________________

European Investment Bank
     1.40% 6/20/17                           JPY    50,000,000          415,251
     2.125% 9/20/07                          JPY    80,000,000          693,590
                                                                   ____________

                                                                      1,108,841
                                                                   ____________
________________________________________________________________________________

Total Bonds
(cost $37,522,394)                                                   38,401,218
________________________________________________________________________________


128  Delaware Pooled Trust o 2006 Annual Report

                                                     Principal     Market Value
                                                      Amount o          (U.S.$)
________________________________________________________________________________
________________________________________________________________________________

REPURCHASE AGREEMENTS - 0.59%
________________________________________________________________________________

With BNP Paribas
     5.25% 11/1/06 (dated 10/31/06,
     to be repurchased at $120,558,
     collateralized by $126,110
     U.S. Treasury Bills
     due 4/26/07, market
     value $123,070) USD                               120,540         $120,540
With Cantor Fitzgerald
     5.25% 11/1/06 (dated 10/31/06,
     to be repurchased at $62,489,
     collateralized by $22,970
     U.S. Treasury Notes 3.25%
     due 8/15/07, market value
     $22,832 and $42,170
     U.S. Treasury Notes 3.375%
     due 9/15/09, market
     value $40,913)                                     62,480           62,480
With UBS Warburg
     5.25% 11/1/06 (dated 10/31/06,
     to be repurchased at $49,987,
     collateralized by $710
     U.S. Treasury
     Bills due 1/11/07, market
     value $701 and $51,540
     U.S. Treasury Bills
     due 4/26/07, market
     value $50,300)                                     49,980           49,980
________________________________________________________________________________

Total Repurchase Agreements
(cost $233,000)                                                         233,000
________________________________________________________________________________
________________________________________________________________________________

TOTAL MARKET VALUE OF SECURITIES - 98.37%
(COST $37,755,394)                                                  $38,634,218
________________________________________________________________________________
________________________________________________________________________________

RECEIVABLES AND OTHER
     ASSETS NET OF LIABILITIES - 1.63%                                  638,514
________________________________________________________________________________
________________________________________________________________________________

NET ASSETS APPLICABLE TO 3,588,374
     SHARES OUTSTANDING; EQUIVALENT
     TO $10.94 PER SHARE - 100.00%                                  $39,272,732
________________________________________________________________________________
________________________________________________________________________________

COMPONENTS OF NET ASSETS
     AT OCTOBER 31, 2006:
________________________________________________________________________________

Shares of beneficial interest
     (unlimited authorization - no par)                             $40,504,985
Undistributed net investment income                                     166,463
Accumulated net realized loss
     on investments                                                  (2,287,884)
Net unrealized appreciation of investments
     and foreign currencies                                             889,168
________________________________________________________________________________

Total net assets                                                    $39,272,732
________________________________________________________________________________

o Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
DEM - German Mark
EUR - European Monetary Unit
JPY - Japanese Yen
MXN - Mexican Peso
PLN - Polish Zloty
USD - United States Dollar


See accompanying notes


                                  2006 Annual Report o Delaware Pooled Trust 129

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2006



                                                                The                 The                The
                                                             Large-Cap            All-Cap            Large-Cap
                                                            Value Equity       Growth Equity       Growth Equity
                                                             Portfolio           Portfolio           Portfolio
____________________________________________________________________________________________________________________________________

Assets:

Investments at market                                       $ 16,306,066        $  8,031,443        $288,475,178
Cash                                                               3,480               1,731               4,017
Dividends and interest receivable                                 39,194               2,070             117,650
Receivable for securities sold                                         -                   -             184,517
Due from DMC                                                         832                   -
Total return swap contract, at value                                   -                   -                   -
Variation margin receivable on futures contracts                       -                   -                   -
                                                            ________________________________________________________________________

Total assets                                                  16,349,572           8,035,244         288,781,362
                                                            ________________________________________________________________________

Liabilities:

Cash overdraft                                                         -                   -                   -
Payable for securities purchased                                       -              35,392           1,758,258
Liquidations payable                                               3,446                   -                   -
Distributions payable                                                  -                   -                   -
Due to manager and affiliates                                     12,873               4,245             133,907
Other accrued expenses                                            15,943              12,393              41,104
                                                            ________________________________________________________________________

Total liabilities                                                 32,262              52,030           1,933,269
                                                            ________________________________________________________________________

Total net assets                                            $ 16,317,310         $ 7,983,214        $286,848,093
                                                            ________________________________________________________________________

Investments at cost                                         $ 14,631,902         $ 7,157,576        $278,586,981


See accompanying notes


130  Delaware Pooled Trust o 2006 Annual Report

     The               The                The                 The                 The                  The                The
   Mid-Cap           Small-Cap       Focus Smid-Cap         Smid-Cap          Real Estate          Intermediate        Core Focus
Growth Equity     Growth Equity      Growth Equity       Growth Equity      Investment Trust       Fixed Income       Fixed Income
  Portfolio         Portfolio          Portfolio           Portfolio          Portfolio II          Portfolio          Portfolio
____________________________________________________________________________________________________________________________________


 $17,403,132       $69,663,029         $ 6,107,158        $ 2,334,585          $25,314,944         $ 28,401,601       $ 60,794,000
       1,276               845               4,555             36,082               16,248                    -                  -
       4,213            13,550               2,427                285                4,015              217,697            416,033
      58,456           569,444                   -             16,794              630,729            2,817,357          8,042,260
           -                 -                   -                513                    -                    -                  -
           -                 -                   -                  -                    -               13,931             12,570
           -                 -                   -                  -                    -                7,059                745
____________________________________________________________________________________________________________________________________

  17,467,077        70,246,868           6,114,140          2,388,259           25,965,936           31,457,645         69,265,608
____________________________________________________________________________________________________________________________________

           -                 -                   -                  -                    -               71,990          2,349,783
     246,125         2,139,625                   -             73,967              515,977            2,531,911         13,038,671
           -                 -                   -                  -                    -                    -                  -
           -                 -                   -                  -                    -               33,661                  -
      10,105            48,079               2,773              3,589               16,540                6,180             16,614
      14,028            21,717              12,520             11,278               16,836               18,782             18,912
____________________________________________________________________________________________________________________________________

     270,258         2,209,421              15,293             88,834              549,353            2,662,524         15,423,980
____________________________________________________________________________________________________________________________________

 $17,196,819       $68,037,447         $ 6,098,847        $ 2,299,425          $25,416,583         $ 28,795,121       $ 53,841,628
____________________________________________________________________________________________________________________________________

 $14,248,415       $54,014,851         $ 6,007,781        $ 1,967,077          $20,824,675         $ 28,311,003       $ 60,354,406


                                 2006 Annual Report o Delaware Pooled Trust  131

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2006 continued


                                                                     The             The               The
                                                                  High-Yield      Core Plus       International
                                                                    Bond         Fixed Income         Equity
                                                                  Portfolio        Portfolio        Portfolio
____________________________________________________________________________________________________________________________________

Assets:

Investments at market                                             $5,983,332     $233,056,716     $2,162,074,956
Short-term investments held as collateral for loaned securities            -                -        522,626,053
Cash                                                                  15,208                -                  -
Foreign currencies                                                         -          125,259          1,403,414
Dividends and interest receivable                                    141,184        1,979,586          2,524,073
Subscriptions receivable                                                   -                -          6,548,074
Receivable for securities sold                                       174,761       19,844,439          8,035,844
Due from DMC                                                           1,439                -                  -
Total return swap contract, at value                                       -           46,836                  -
Variation margin receivable on futures contracts                           -           80,793                  -
                                                                  __________________________________________________________________

Total assets                                                       6,315,924      255,133,629      2,703,212,414
                                                                  __________________________________________________________________

Liabilities:

Cash overdraft                                                             -        4,191,467            736,098
Payable for securities purchased                                     135,040       45,886,141            696,748
Liquidations payable                                                       -           35,000          8,458,425
Due to manager and affiliates                                          1,427           93,917          1,480,975
Other accrued expenses                                                13,007           43,673            584,606
Foreign currency contracts, at value                                       -            9,092            939,709
Obligation to return security lending collateral                           -                -        522,626,053
Other liabilities                                                          -                -                  -
                                                                  __________________________________________________________________

Total liabilities                                                    149,474       50,259,290        535,522,614
                                                                  __________________________________________________________________

Total net assets                                                  $6,166,450    $204,874,339      $2,167,689,800
                                                                  __________________________________________________________________

Investments at cost                                               $5,944,333    $231,302,100      $1,560,673,930
Cost of short-term investments held as
     collateral for loaned securities                                      -               -         522,626,053
Foreign currencies at cost                                        $        -    $    123,384      $    1,395,590


See accompanying notes


132  Delaware Pooled Trust o 2006 Annual Report

       Labor Select                  The                      The                        The
      International               Emerging                Global Fixed               International
         Equity                    Markets                   Income                  Fixed Income
        Portfolio                 Portfolio                Portfolio                  Portfolio
____________________________________________________________________________________________________

      $ 956,943,317             $716,469,094              $270,197,067                $38,634,218
        229,769,378                        -                17,513,010                          -
                  -                    4,316                     1,456                      1,000
                 19                1,500,110                 1,904,135                    131,243
          1,134,943                1,252,100                 3,893,257                    543,568
                  -                        -                       589                          -
                  -                        -                         -                          -
                  -                        -                         -                          -
                  -                        -                         -                          -
                  -                        -                         -                          -
____________________________________________________________________________________________________

      1,187,847,657              719,225,620               293,509,514                 39,310,029
____________________________________________________________________________________________________

            508,265                        -                         -                          -
            232,176                  618,089                         -                          -
            300,000                        -                         -                          -
            658,368                  637,258                   101,566                     15,321
            246,468                  476,545                    89,427                     21,976
            598,223                        -                         -                          -
        229,769,378                        -                17,513,010                          -
                  -                   29,983                         -                          -
____________________________________________________________________________________________________

        232,312,878                1,761,875                17,704,003                     37,297
____________________________________________________________________________________________________

      $ 955,534,779             $717,463,745              $275,805,511                $39,272,732
____________________________________________________________________________________________________

      $ 711,921,422             $574,716,401              $264,888,345                $37,755,394
        229,769,378                        -                17,513,010                          -
      $          19             $  1,495,697              $  1,869,267                $   128,627


                                 2006 Annual Report o Delaware Pooled Trust  133

Delaware Pooled Trust
Statements of Operations



                                                                     Year            Year            11/1/05*
                                                                    Ended           Ended               to
                                                                   10/31/06        10/31/06          10/31/06
____________________________________________________________________________________________________________________________________

                                                                     The             The               The
                                                                  Large-Cap        All-Cap          Large-Cap
                                                                    Value          Growth             Growth
                                                                   Equity          Equity             Equity
                                                                  Portfolio       Portfolio         Portfolio
____________________________________________________________________________________________________________________________________

Investment Income:

Dividends                                                         $  330,497      $  84,389        $   872,863
Interest                                                               8,404         15,150            147,946
Foreign tax withheld                                                    (973)             -                  -
                                                                  __________________________________________________________________

                                                                     337,928         99,539          1,020,809
                                                                  __________________________________________________________________

Expenses:

Management fees                                                       72,610        107,290            754,188
Accounting and administration expenses                                 5,280          5,722             54,850
Reports and statements to shareholders                                 1,084            978              6,875
Registration fees                                                     50,535         16,197             72,581
Audit and tax                                                         11,230         11,221             21,358
Legal fees                                                             1,274          1,614             11,893
Dividend disbursing and transfer agent fees and expenses               4,494          3,127             15,249
Dues and services                                                      1,940          1,637              1,092
Custodian fees                                                           475          1,273              6,860
Trustees' fees and benefits                                            1,493          1,581             12,287
Pricing fees                                                             969            728                657
Insurance fees                                                           540            468             10,848
Consulting fees                                                          375            419              3,968
Trustees' expenses                                                        50             40                660
Taxes (other than taxes on income)                                         -            223                 14
Other                                                                     14              -                  -
                                                                  __________________________________________________________________

                                                                     152,363        152,518            973,380
Less expenses absorbed or waived                                     (62,114)       (24,480)           (80,685)
Less expense paid indirectly                                            (222)          (144)            (3,898)
                                                                  __________________________________________________________________

Total operating expenses                                              90,027        127,894            888,797
                                                                  __________________________________________________________________

Net Investment Income (Loss)                                         247,901        (28,355)           132,012
                                                                  __________________________________________________________________

Net Realized and Unrealized Gain (Loss)
     On Investments and Foreign Currencies:

Net realized gain (loss) on:
Investments                                                        1,207,661       (378,884)        (8,259,364)
Futures contracts                                                          -              -                  -
Swap agreements                                                            -              -                  -
Foreign currencies                                                         -            648                  -
                                                                  __________________________________________________________________

Net realized gain (loss)                                           1,207,661       (378,236)        (8,259,364)
Net change in unrealized appreciation/depreciation
     of investments and foreign currencies                         1,215,827        448,060          9,888,197
                                                                  __________________________________________________________________

Net Realized and Unrealized Gain On
     Investments and Foreign Currencies                            2,423,488         69,824          1,628,833
                                                                  __________________________________________________________________

Net Increase In Net Assets
     Resulting from Operations                                    $2,671,389      $  41,469        $ 1,760,845
                                                                  __________________________________________________________________

*Commencement of operations.


See accompanying notes


134  Delaware Pooled Trust o 2006 Annual Report

    Year              Year              Year             Year               Year               Year            Year
   Ended             Ended             Ended            Ended               Ended             Ended           Ended
  10/31/06         10/31/06          10/31/06          10/31/06           10/31/06           10/31/06        10/31/06
_________________________________________________________________________________________________________________________

     The              The               The              The                The                The             The
   Mid-Cap         Small-Cap       Focus Smid-Cap      Smid-Cap         Real Estate        Intermediate     Core Focus
Growth Equity    Growth Equity     Growth  Equity   Growth Equity        Investment        Fixed Income    Fixed Income
  Portfolio        Portfolio         Portfolio        Portfolio      Trust Portfolio II     Portfolio       Portfolio
_________________________________________________________________________________________________________________________

   $   94,786    $   191,385         $  35,127       $   8,105         $    887,860        $         -     $         -
       57,945        152,216             8,869               -               54,853          1,047,705       2,138,417
            -              -                 -               -                    -                  -               -
_________________________________________________________________________________________________________________________

      152,731        343,601            43,996           8,105              942,713          1,047,705       2,138,417
_________________________________________________________________________________________________________________________

      138,046        526,604            29,928          16,604              229,555             87,066         170,045
        7,363         28,086             1,596             886               12,243              8,706          17,005
        1,019          3,649               161             119                  988              1,011           2,186
       13,515         16,165             2,312           2,191               10,794              9,076          26,957
       11,346         13,374            10,712          10,710               11,686             11,461          12,545
        1,748          7,364               386             249                3,369              2,391           4,312
        4,756          9,832             3,071           1,885                4,855              5,114           7,002
        2,341          3,994             1,930           3,002                1,908                 79             151
        1,229          6,324             2,799           4,462                3,766              6,208          20,937
        1,869          6,961               449             213                3,213              2,678           4,616
          747          1,059               560             901                  521             10,244          12,226
          438          1,332               169              68                  270                846           2,415
          565          2,113               112              67                  862                635           1,210
           55            239                20               6                   95                 95             119
          125          3,201               115               -                2,594                  -              96
          644              -                 4               6                    -                278              62
_________________________________________________________________________________________________________________________

      185,806        630,297            54,324          41,369              286,719            145,888         281,884
      (13,768)        (4,553)          (15,170)        (18,792)             (22,010)           (49,398)        (82,141)
          (59)          (167)           (2,353)         (2,127)                (343)            (2,211)        (15,752)
_________________________________________________________________________________________________________________________

      171,979        625,577            36,801          20,450              264,366             94,279         183,991
_________________________________________________________________________________________________________________________

      (19,248)      (281,976)            7,195         (12,345)             678,347            953,426       1,954,426
_________________________________________________________________________________________________________________________



    1,862,317     15,050,653           279,469          (2,612)          14,077,729            (80,452)       (379,948)
            -              -                 -               -                    -            (37,600)         62,998
            -              -                 -               -                    -            (12,089)        (18,778)
            -              -                 -               -                    -                  -               -
_________________________________________________________________________________________________________________________

    1,862,317     15,050,653           279,469          (2,612)          14,077,729           (130,141)       (335,728)

       97,174     (5,623,061)         (146,300)        274,354           (5,450,285)           387,914         686,889
_________________________________________________________________________________________________________________________

    1,959,491      9,427,592           133,169         271,742            8,627,444            257,773         351,161
_________________________________________________________________________________________________________________________

   $1,940,243    $ 9,145,616         $ 140,364       $ 259,397         $  9,305,791        $ 1,211,199     $ 2,305,587
_________________________________________________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  135

Delaware Pooled Trust
Statements of Operations continued


                                                                     Year            Year              Year
                                                                    Ended           Ended             Ended
                                                                   10/31/06        10/31/06          10/31/06
___________________________________________________________________________________________________________________________

                                                                      The            The               The
                                                                  High-Yield       Core Plus      International
                                                                     Bond        Fixed Income        Equity
                                                                  Portfolio        Portfolio        Portfolio
___________________________________________________________________________________________________________________________

Investment Income:

Dividends                                                         $     524      $     4,364       $ 82,248,868
Interest                                                            501,466       10,194,977          1,128,990
Securities lending income                                                 -                -          2,009,244
Foreign tax withheld                                                      -                -         (5,336,271)
                                                                  _________________________________________________________

                                                                    501,990       10,199,341         80,050,831
                                                                  _________________________________________________________

Expenses:

Management fees                                                      26,125          821,279         15,493,118
Accounting and administration expenses                                2,322           76,398            826,300
Reports and statements to shareholders                                  336            9,898            110,287
Registration fees                                                     8,502           15,107              8,394
Audit and tax                                                        10,814           18,073             89,653
Legal fees                                                              881           20,113            213,564
Dividend disbursing and transfer agent fees and expenses              2,270           20,977            210,584
Dues and services                                                       616              847             13,719
Custodian fees                                                        1,557           33,915            946,743
Trustees' fees and benefits                                             626           19,420            229,005
Pricing fees                                                          5,216           15,853              5,688
Insurance fees                                                          287            8,094             72,105
Consulting fees                                                         177            5,766             62,133
Trustees' expenses                                                       20              675              7,215
Taxes (other than taxes on income)                                        -            1,059            258,378
Other                                                                     -              199                  -
                                                                  _________________________________________________________

                                                                     59,749        1,067,673         18,546,886
Less expenses absorbed or waived                                    (25,294)        (171,148)                 -
Less expense paid indirectly                                              -          (30,381)                 -
                                                                  _________________________________________________________

Total operating expenses                                             34,455          866,144         18,546,886
                                                                  _________________________________________________________

Net Investment Income                                               467,535        9,333,197         61,503,945
                                                                  _________________________________________________________

Net Realized and Unrealized Gain (Loss)
     On Investments and Foreign Currencies:

Net realized gain (loss) on:
Investments                                                            (961)      (1,686,706)       231,355,953
Futures contracts                                                         -           82,502                  -
Swap agreements                                                           -          (70,560)                 -
Foreign currencies                                                        -         (303,527)        (4,467,936)
                                                                  _________________________________________________________

Net realized gain (loss)                                               (961)      (1,978,291)       226,888,017
Net change in unrealized appreciation/depreciation
of investments and foreign currencies                               160,218        4,528,155        251,192,213
                                                                  _________________________________________________________

Net Realized and Unrealized Gain On
     Investments and Foreign Currencies                             159,257        2,549,864        478,080,230
                                                                  _________________________________________________________

Net Increase In Net Assets
     Resulting from Operations                                    $ 626,792      $11,883,061       $539,584,175
                                                                  _________________________________________________________



See accompanying notes


136  Delaware Pooled Trust o 2006 Annual Report

          Year                      Year                      Year                       Year
          Ended                     Ended                     Ended                     Ended
         10/31/06                 10/31/06                  10/31/06                   10/31/06
____________________________________________________________________________________________________

           The                      The                        The                       The
      Labor Select                Emerging                Global Fixed               International
      International               Markets                   Income                   Fixed Income
     Equity Portfolio            Portfolio                 Portfolio                   Portfolio
____________________________________________________________________________________________________

      $  33,648,343            $ 31,945,664               $         -                $         -
            816,023                 298,562                 7,987,632                  1,196,400
            740,474                       -                    30,816                          -
         (2,099,880)             (3,053,994)                        -                          -
____________________________________________________________________________________________________

         33,104,960              29,190,232                 8,018,448                  1,196,400
____________________________________________________________________________________________________

          6,238,421               7,356,598                 1,420,519                    237,377
            332,717                 294,264                   113,642                     18,990
             43,005                  37,562                    15,460                      2,940
             17,340                  16,307                     8,265                      9,035
             45,237                  43,794                    21,757                     12,208
             84,215                  74,746                    29,918                      4,284
             86,576                  75,694                    30,559                      7,605
              6,487                  12,755                     1,736                        311
            379,543               1,268,280                    99,049                     17,468
             93,456                  75,032                    30,575                      4,813
              5,787                   7,120                     4,557                      3,416
             33,566                  20,228                     6,777                        361
             24,975                  21,036                     8,567                      1,516
              3,075                   2,190                       920                        168
             21,410                  49,113                         -                      1,424
                  -                   4,037                         4                          -
____________________________________________________________________________________________________

          7,415,810               9,358,756                 1,792,305                    321,916
                  -                       -                   (78,022)                   (34,837)
                  -                       -                         -                          -
____________________________________________________________________________________________________

          7,415,810               9,358,756                 1,714,283                    287,079
____________________________________________________________________________________________________

         25,689,150              19,831,476                 6,304,165                    909,321
____________________________________________________________________________________________________



         81,811,678             127,084,467                 1,752,151                    274,565
                  -                       -                         -                          -
                  -                       -                         -                          -
         (3,043,393)             (1,023,936)                2,359,435                   (943,919)
____________________________________________________________________________________________________

         78,768,285             126,060,531                 4,111,586                   (669,354)
        117,686,780              15,065,024                 4,546,550                  1,541,560
____________________________________________________________________________________________________

        196,455,065             141,125,555                 8,658,136                    872,206
____________________________________________________________________________________________________

      $ 222,144,215           $ 160,957,031              $ 14,962,301                $ 1,781,527
____________________________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  137

Delaware Pooled Trust
Statements of Changes in Net Assets


                                                                            Year                    Year
                                                                           Ended                   Ended
                                                                          10/31/06                10/31/05
____________________________________________________________________________________________________________________________________

                                                                            The                     The
                                                                         Large-Cap               Large-Cap
                                                                       Value Equity             Value Equity
                                                                         Portfolio               Portfolio
____________________________________________________________________________________________________________________________________

Increase (Decrease) in Net Assets from Operations:

Net investment income (loss)                                           $   247,901              $   183,195
Net realized gain (loss) on investments
     and foreign currencies                                              1,207,661                1,344,668
Net change in unrealized appreciation/depreciation
     of investments and foreign currencies                               1,215,827                 (432,823)
                                                                       _____________________________________________________________

Net increase in net assets
     resulting from operations                                           2,671,389                1,095,040
                                                                       _____________________________________________________________

Dividends and Distributions to Shareholders from:

Net investment income                                                     (140,010)                (160,386)
Net realized gain on investments                                                 -                        -
                                                                       _____________________________________________________________

                                                                          (140,010)                (160,386)
                                                                       _____________________________________________________________

Capital Share Transactions:

Proceeds from shares sold                                                4,941,355                   74,115
Net asset value of shares issued upon reinvestment
     of dividends and distributions                                         97,102                  149,250
                                                                       _____________________________________________________________

                                                                         5,038,457                  223,365

Cost of shares repurchased                                                (892,052)              (7,039,545)
                                                                       _____________________________________________________________

Increase (decrease) in net assets derived from capital
     share transactions                                                  4,146,405               (6,816,180)
                                                                       _____________________________________________________________

Net Increase (Decrease) In Net Assets                                    6,677,784               (5,881,526)

Net Assets:

Beginning of period                                                      9,639,526               15,521,052
                                                                       _____________________________________________________________

End of period                                                          $16,317,310              $ 9,639,526
                                                                       _____________________________________________________________

Undistributed net investment income                                    $   204,859              $    96,968
                                                                       _____________________________________________________________


*Commencement of operations.


See accompanying notes


138  Delaware Pooled Trust o 2006 Annual Report

           Year                    Year                     11/1/05*                      Year
          Ended                   Ended                        to                        Ended
         10/31/06                10/31/05                   10/31/06                   10/31/06
__________________________________________________________________________________________________

           The                     The                        The                         The
         All-Cap                 All-Cap                    Large-Cap                   Mid-Cap
      Growth Equity            Growth Equity              Growth Equity              Growth Equity
         Portfolio               Portfolio                 Portfolio                   Portfolio
__________________________________________________________________________________________________

       $   (28,355)            $   (11,628)               $    132,012                $   (19,248)
          (378,236)              1,131,915                  (8,259,364)                 1,862,317
           448,060                (276,161)                  9,888,197                     97,174
_________________________________________________________________________________________________

            41,469                 844,126                   1,760,845                  1,940,243
_________________________________________________________________________________________________

                 -                       -                     (21,731)                         -
                 -                       -                           -                 (1,178,583)
_________________________________________________________________________________________________

                 -                       -                     (21,731)                (1,178,583)
_________________________________________________________________________________________________

           509,899               6,951,264                 288,781,305                      8,639
                 -                       -                      15,480                  1,178,583
_________________________________________________________________________________________________

           509,899               6,951,264                 288,796,785                  1,187,222
        (7,090,355)                      -                  (3,687,806)                (3,925,635)
_________________________________________________________________________________________________

        (6,580,456)              6,951,264                 285,108,979                 (2,738,413)
_________________________________________________________________________________________________

        (6,538,987)              7,795,390                 286,848,093                 (1,976,753)


        14,522,201               6,726,811                           -                 19,173,572
_________________________________________________________________________________________________

       $ 7,983,214             $14,522,201                $286,848,093                $17,196,819
_________________________________________________________________________________________________

       $         -             $         -                $    110,281                $         -
_________________________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  139

Delaware Pooled Trust
Statements of Changes in Net Assets continued


                                                                           Year                     Year
                                                                          Ended                    Ended
                                                                         10/31/05                 10/31/06
____________________________________________________________________________________________________________________________________

                                                                            The                     The
                                                                          Mid-Cap                Small-Cap
                                                                       Growth Equity            Growth Equity
                                                                         Portfolio               Portfolio
____________________________________________________________________________________________________________________________________

Increase (Decrease) in Net Assets from Operations:

Net investment income (loss)                                           $    (76,084)            $   (281,976)
Net realized gain (loss) on investments                                   1,271,281               15,050,653
Net change in unrealized appreciation/depreciation
     of investments and foreign currencies                                1,465,294               (5,623,061)
                                                                       _____________________________________________________________
Net increase in net assets
     resulting from operations                                            2,660,491                9,145,616
                                                                       _____________________________________________________________

Dividends and Distributions to Shareholders from:

Net realized gain on investments                                           (623,120)                       -
                                                                       _____________________________________________________________

                                                                           (623,120)                       -
                                                                       _____________________________________________________________

Capital Share Transactions:

Proceeds from shares sold                                                    17,058                4,087,544
Net asset value of shares issued upon reinvestment
     of dividends and distributions                                         623,120                        -
                                                                       _____________________________________________________________

                                                                            640,178                4,087,544
Cost of shares repurchased                                               (1,200,000)             (23,091,327)
                                                                       _____________________________________________________________

Increase (decrease) in net assets derived from capital
     share transactions                                                    (559,822)             (19,003,783)
                                                                       _____________________________________________________________

Net Increase (Decrease) In Net Assets                                     1,477,549               (9,858,167)

Net Assets:

Beginning of period                                                      17,696,023               77,895,614
                                                                       _____________________________________________________________

End of period                                                          $ 19,173,572             $ 68,037,447
                                                                       _____________________________________________________________

Undistributed net investment income                                    $          -             $          -
                                                                       _____________________________________________________________


See accompanying notes


140 Delaware Pooled Trust o 2006 Annual Report

         Year                Year                Year               Year
         Ended               Ended               Ended              Ended
       10/31/05            10/31/06            10/31/05           10/31/06
________________________________________________________________________________

          The                 The                 The               The
       Small-Cap         Focus Smid-Cap      Focus Smid-Cap       Smid-Cap
     Growth Equity       Growth Equity       Growth Equity      Growth Equity
       Portfolio            Portfolio          Portfolio          Portfolio
________________________________________________________________________________

     $   (332,369)         $    7,195         $  (12,690)        $  (12,345)
        8,030,978             279,469             53,422             (2,612)
       (1,216,128)           (146,300)           217,072            274,354
________________________________________________________________________________

        6,482,481             140,364            257,804            259,397
________________________________________________________________________________

                -                   -                  -                  -
________________________________________________________________________________

                -                   -                  -                  -
________________________________________________________________________________

        9,395,684           3,732,577                  -                  -
                -                   -                  -                  -
________________________________________________________________________________

        9,395,684           3,732,577                  -                  -
      (46,025,642)                  -                  -                  -
________________________________________________________________________________

      (36,629,958)          3,732,577                  -                  -
________________________________________________________________________________

      (30,147,477)          3,872,941            257,804            259,397
      108,043,091           2,225,906          1,968,102          2,040,028
________________________________________________________________________________

     $ 77,895,614          $6,098,847         $2,225,906         $2,299,425
________________________________________________________________________________

     $          -          $    7,195         $        -         $        -
________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  141

Delaware Pooled Trust

Statements of Changes in Net Assets continued

                                                         12/1/04 *            Year                Year               Year
                                                            to                Ended               Ended              Ended
                                                         10/31/05            10/31/06            10/31/05           10/31/06
____________________________________________________________________________________________________________________________________

                                                                               The                 The
                                                            The            Real Estate         Real Estate            The
                                                          Smid-Cap          Investment          Investment        Intermediate
                                                       Growth Equity          Trust               Trust           Fixed Income
                                                         Portfolio         Portfolio II        Portfolio II         Portfolio
____________________________________________________________________________________________________________________________________

Increase (Decrease) in Net Assets from Operations:

Net investment income (loss)                              $  (10,763)      $   678,347          $ 1,671,968         $   953,426
Net realized gain (loss) on investments
     and foreign currencies                                  (42,372)       14,077,729            4,216,278            (130,141)
Net change in unrealized appreciation/depreciation
     of investments and foreign currencies                    93,154        (5,450,285)             917,710             387,914
                                                       _____________________________________________________________________________

Net increase in net assets
     resulting from operations                                40,019         9,305,791            6,805,956           1,211,199
                                                       _____________________________________________________________________________

Dividends and Distributions to Shareholders from:

Net investment income                                              -        (1,736,300)            (354,413)         (1,051,727)
Net realized gain on investments                                   -        (4,117,602)          (5,643,825)                  -
                                                       _____________________________________________________________________________

                                                                   -        (5,853,902)          (5,998,238)         (1,051,727)
                                                       _____________________________________________________________________________

Capital Share Transactions:

Proceeds from shares sold                                  2,000,009           392,000            7,227,984          15,594,408
Net asset value of shares issued upon reinvestment
     of dividends and distributions                                -         5,066,902            5,259,055           1,013,921
                                                       _____________________________________________________________________________

                                                           2,000,009         5,458,902           12,487,039          16,608,329

Cost of shares repurchased                                         -       (38,876,589)         (12,542,348)         (3,758,594)
                                                       _____________________________________________________________________________

Increase (decrease) in net assets derived from capital
     share transactions                                    2,000,009       (33,417,687)             (55,309)         12,849,735
                                                       _____________________________________________________________________________

Net Increase (Decrease) In Net Assets                      2,040,028       (29,965,798)             752,409          13,009,207

Net Assets:

Beginning of period                                                -        55,382,381           54,629,972          15,785,914
                                                       _____________________________________________________________________________

End of period                                             $2,040,028       $25,416,583          $55,382,381         $28,795,121
                                                       _____________________________________________________________________________

Undistributed net investment income                                -       $    89,569          $ 2,171,546         $        87
                                                       _____________________________________________________________________________

*  Commencement of operations.

See accompanying notes


142  Delaware Pooled Trust o 2006 Annual Report

   Year            Year           Year           Year         Year         Year           Year           Year            Year
   Ended           Ended          Ended          Ended        Ended        Ended          Ended          Ended           Ended
 10/31/05        10/31/06       10/31/05       10/31/06     10/31/05     10/31/06       10/31/05       10/31/06        10/31/05
____________________________________________________________________________________________________________________________________

     The            The            The           The          The          The            The            The             The
Intermediate    Core Focus     Core Focus    High-Yield   High-Yield     Core Plus      Core Plus    International   International
Fixed Income   Fixed Income   Fixed Income      Bond         Bond      Fixed Income   Fixed Income      Equity          Equity
  Portfolio      Portfolio      Portfolio     Portfolio    Portfolio     Portfolio      Portfolio      Portfolio       Portfolio
____________________________________________________________________________________________________________________________________

$   646,005     $ 1,954,426   $   347,286    $  467,535   $   226,822  $  9,333,197   $  3,932,172   $   61,503,945  $   45,947,830
      2,867        (335,728)      (59,492)         (961)       58,092    (1,978,291)      (825,311)     226,888,017      50,100,801
   (479,283)        686,889      (271,660)      160,218      (149,246)    4,528,155     (2,929,230)     251,192,213     145,946,187
____________________________________________________________________________________________________________________________________

    169,589       2,305,587        16,134       626,792       135,668    11,883,061        177,631      539,584,175     241,994,818
____________________________________________________________________________________________________________________________________

   (758,563)       (510,344)      (54,154)      (71,856)     (301,223)   (5,343,633)      (831,392)     (48,824,699)    (18,085,326)
          -               -       (38,863)            -             -             -       (336,224)     (47,537,419)              -
____________________________________________________________________________________________________________________________________

   (758,563)       (510,344)      (93,017)      (71,856)     (301,223)   (5,343,633)    (1,167,616)     (96,362,118)    (18,085,326)
____________________________________________________________________________________________________________________________________

     32,566      36,886,512    12,690,749       475,000     5,860,927    36,411,457    144,299,030      298,581,014     557,870,144
    737,426         460,721        93,017        71,856       301,223     4,812,065      1,167,616       60,014,871      12,494,609
____________________________________________________________________________________________________________________________________

    769,992      37,347,233    12,783,766       546,856     6,162,150    41,223,522    145,466,646      358,595,885     570,364,753
 (3,325,000)     (3,224,156)     (400,000)     (200,000)   (3,435,057)  (10,780,692)   (12,380,245)    (487,428,327)   (207,219,585)
____________________________________________________________________________________________________________________________________

 (2,555,008)     34,123,077    12,383,766       346,856     2,727,093    30,442,830    133,086,401     (128,832,442)    363,145,168
____________________________________________________________________________________________________________________________________

 (3,143,982)     35,918,320    12,306,883       901,792     2,561,538    36,982,258    132,096,416      314,389,615     587,054,660
 18,929,896      17,923,308     5,616,425     5,264,658     2,703,120   167,892,081     35,795,665    1,853,300,185   1,266,245,525
____________________________________________________________________________________________________________________________________

$15,785,914     $53,841,628   $17,923,308    $6,166,450   $ 5,264,658  $204,874,339   $167,892,081   $2,167,689,800  $1,853,300,185
____________________________________________________________________________________________________________________________________

$         -     $ 1,780,258   $   328,955    $  403,603   $         -  $  7,537,598   $  3,778,795   $   51,564,955  $   43,094,950
____________________________________________________________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  143

Delaware Pooled Trust

Statements of Changes in Net Assets continued

                                                           Year               Year                Year               Year
                                                           Ended              Ended               Ended              Ended
                                                         10/31/06           10/31/05            10/31/06           10/31/05
____________________________________________________________________________________________________________________________________

                                                            The                 The
                                                        Labor Select        Labor Select         The                The
                                                       International       International       Emerging           Emerging
                                                          Equity              Equity            Markets            Markets
                                                         Portfolio           Portfolio         Portfolio          Portfolio
____________________________________________________________________________________________________________________________________

Increase (Decrease) in Net Assets from Operations:

Net investment income                                   $ 25,689,150      $ 15,679,362         $ 19,831,476        $ 24,306,503
Net realized gain (loss) on investments
     and foreign currencies                               78,768,285         4,104,392          126,060,531         181,653,854
Net change in unrealized appreciation/depreciation
     of investments and foreign currencies               117,686,780        63,658,490           15,065,024          27,376,160
                                                       _____________________________________________________________________________

Net increase (decrease) in net assets
     resulting from operations                           222,144,215        83,442,244          160,957,031         233,336,517
                                                       _____________________________________________________________________________

Dividends and Distributions to Shareholders from:

Net investment income                                    (17,443,261)       (4,625,044)         (21,529,217)        (11,403,929)
Net realized gain on investments                          (4,187,919)       (6,015,580)        (184,872,182)        (44,673,241)
                                                       _____________________________________________________________________________

                                                         (21,631,180)      (10,640,624)        (206,401,399)        (56,077,170)
                                                       _____________________________________________________________________________

Capital Share Transactions:

Proceeds from shares sold                                126,827,687       168,651,054           22,574,879          79,063,818
Purchase reimbursement fees                                        -                 -              170,958             601,960
Net asset value of shares issued upon reinvestment
     of dividends and distributions                       21,631,180        10,640,624          205,569,535          55,994,944
                                                       _____________________________________________________________________________

                                                         148,458,867       179,291,678          228,315,372         135,660,722

Cost of shares repurchased                               (43,985,660)      (53,957,795)        (164,901,278)       (241,375,603)
Redemption reimbursement fees                                      -                 -            1,203,011           3,097,853
                                                       _____________________________________________________________________________

                                                         (43,985,660)      (53,957,795)        (163,698,267)       (238,277,750)
                                                       _____________________________________________________________________________

Increase (decrease) in net assets derived from capital
     share transactions                                  104,473,207       125,333,883           64,617,105        (102,617,028)
                                                       _____________________________________________________________________________

Net Increase (Decrease) In Net Assets                    304,986,242       198,135,503           19,172,737          74,642,319

Net Assets:

Beginning of period                                      650,548,537       452,413,034          698,291,008         623,648,689
                                                       _____________________________________________________________________________

End of period                                           $955,534,779      $650,548,537         $717,463,745        $698,291,008
                                                       _____________________________________________________________________________

Undistributed net investment income                     $ 20,569,565      $ 15,350,465         $ 15,424,514        $ 18,137,052
                                                       _____________________________________________________________________________

See accompanying notes


144  Delaware Pooled Trust o 2006 Annual Report

         Year                Year                Year               Year
         Ended               Ended               Ended              Ended
       10/31/06            10/31/05            10/31/06           10/31/05
________________________________________________________________________________

         The                 The
        Global              Global               The                The
        Fixed               Fixed           International      International
        Income              Income          Fixed Income       Fixed Income
       Portfolio           Portfolio          Portfolio          Portfolio
________________________________________________________________________________

     $  6,304,165        $  7,152,349       $    909,321        $ 1,312,793
        4,111,586          15,166,755           (669,354)         3,730,870
        4,546,550         (28,888,146)         1,541,560         (6,800,287)
________________________________________________________________________________

       14,962,301          (6,569,042)         1,781,527         (1,756,624)
________________________________________________________________________________

      (19,044,247)        (14,007,656)        (4,398,437)        (4,108,097)
       (2,307,625)                  -                  -                  -
________________________________________________________________________________

      (21,351,872)        (14,007,656)        (4,398,437)        (4,108,097)
________________________________________________________________________________

       37,810,658          50,499,408          2,420,748          5,429,933
                -                   -                  -                  -
       18,029,275          10,811,211          4,365,602          4,038,233
________________________________________________________________________________

       55,839,933          61,310,619          6,786,350          9,468,166
      (63,620,645)        (19,110,084)       (27,308,108)        (2,578,234)
                -                   -                  -                  -
________________________________________________________________________________

      (63,620,645)        (19,110,084)       (27,308,108)        (2,578,234)
________________________________________________________________________________

       (7,780,712)         42,200,535        (20,521,758)         6,889,932
________________________________________________________________________________

      (14,170,283)         21,623,837        (23,138,668)         1,025,211
      289,975,794         268,351,957         62,411,400         61,386,189
________________________________________________________________________________

     $275,805,511        $289,975,794       $ 39,272,732        $62,411,400
________________________________________________________________________________

     $  9,757,935        $ 17,516,575       $    166,463        $ 4,115,375


                                 2006 Annual Report o Delaware Pooled Trust  145

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $17.330       $16.260       $14.920       $12.600        $13.950

Income (loss) from investment operations:

Net investment income (1)                                          0.353         0.255         0.254         0.268          0.239
Net realized and unrealized gain (loss) on investments             3.531         0.990         1.372         2.294         (1.334)
                                                                 ________________________________________________________________

Total from investment operations                                   3.884         1.245         1.626         2.562         (1.095)
                                                                 ________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.254)       (0.175)       (0.286)       (0.242)        (0.255)
                                                                 ________________________________________________________________

Total dividends and distributions                                 (0.254)       (0.175)       (0.286)       (0.242)        (0.255)
                                                                 ________________________________________________________________

Net asset value, end of period                                   $20.960       $17.330       $16.260       $14.920        $12.600
                                                                 ________________________________________________________________

Total return (2)                                                  22.66%         7.69%        11.00%        20.60%         (8.05%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $16,317       $ 9,640       $15,521       $38,566        $49,224
Ratio of expenses to average net assets                            0.68%         0.69%         0.68%         0.63%          0.62%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       1.15%         1.29%         0.85%         0.85%          0.69%
Ratio of net investment income to average net assets               1.88%         1.49%         1.61%         2.01%          1.66%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly            1.41%         0.89%         1.44%         1.79%          1.59%
Portfolio turnover                                                  109%           49%           67%           68%            95%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


146  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $ 5.590       $ 4.960       $ 4.870       $ 3.640       $  4.680

Income (loss) from investment operations:

Net investment loss (1)                                           (0.011)       (0.008)       (0.013)       (0.010)        (0.016)
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                        0.191         0.638         0.103         1.240         (1.024)
                                                                 ________________________________________________________________

Total from investment operations                                   0.180         0.630         0.090         1.230         (1.040)
                                                                 ________________________________________________________________

Net asset value, end of period                                   $ 5.770       $ 5.590       $ 4.960       $ 4.870       $  3.640
                                                                 ________________________________________________________________

Total return (2)                                                   3.22%        12.70%         1.85%        33.79%        (22.22%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $ 7,983       $14,522       $ 6,727       $ 6,611       $  8,310
Ratio of expenses to average net assets                            0.89%         0.90%         0.89%         0.89%          0.89%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       1.06%         1.15%         1.16%         1.02%          1.00%
Ratio of net investment loss to average net assets                (0.20%)       (0.14%)       (0.25%)       (0.25%)        (0.36%)
Ratio of net investment loss to average net assets prior
     to expense limitation and expenses paid indirectly           (0.37%)       (0.39%)       (0.52%)       (0.38%)        (0.47%)
Portfolio turnover                                                   55%          220%           99%           90%           130%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  147

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The Large-Cap Growth Equity Portfolio

                                                                     11/1/05 (1)
                                                                         to
                                                                      10/31/06
________________________________________________________________________________

Net asset value, beginning of period                                 $  8.500

Income from investment operations:

Net investment income (2)                                               0.008
Net realized and unrealized gain on investments                         0.277
                                                                     ________

Total from investment operations                                        0.285
                                                                     ________
Less dividends and distributions from:

Net investment income                                                  (0.005)
                                                                     ________

Total dividends and distributions                                      (0.005)
                                                                     ________

Net asset value, end of period                                       $  8.780
                                                                     ________

Total return (3)                                                        3.35%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                              $286,848
Ratio of expenses to average net assets                                 0.65%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                            0.71%
Ratio of net investment income to average net assets                    0.10%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                 0.04%
Portfolio turnover                                                        25%
________________________________________________________________________________

(1) Date of commencement of operations.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


148  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $ 3.830       $ 3.440       $ 3.230       $ 2.450        $ 2.760

Income (loss) from investment operations:

Net investment loss (1)                                           (0.004)       (0.015)       (0.010)       (0.012)        (0.008)
Net realized and unrealized gain (loss) on investments             0.352         0.526         0.220         0.792         (0.302)
                                                                 ________________________________________________________________

Total from investment operations                                   0.348         0.511         0.210         0.780         (0.310)
                                                                 ________________________________________________________________

Less dividends and distributions from:

Net realized gain on investments                                  (0.238)       (0.121)            -             -              -
                                                                 ________________________________________________________________

Total dividends and distributions                                 (0.238)       (0.121)            -             -              -
                                                                 ________________________________________________________________

Net asset value, end of period                                   $ 3.940       $ 3.830       $ 3.440       $ 3.230        $ 2.450
                                                                 ________________________________________________________________

Total return (2)                                                   9.18%        15.05%         6.50%        31.84%        (11.23%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $17,197       $19,174       $17,696       $13,938        $ 2,329
Ratio of expenses to average net assets                            0.93%         0.93%         0.92%         0.93%          0.93%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       1.01%         0.99%         0.94%         1.03%          1.41%
Ratio of net investment loss to average net assets                (0.10%)       (0.40%)       (0.31%)       (0.41%)        (0.29%)
Ratio of net investment loss to average net assets prior
     to expense limitation and expenses paid indirectly           (0.18%)       (0.46%)       (0.33%)       (0.51%)        (0.77%)
Portfolio turnover                                                   83%           84%          113%          111%           112%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  149

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $15.460       $14.300      $ 13.390       $10.130        $11.240

Income (loss) from investment operations:

Net investment loss (1)                                           (0.068)       (0.050)       (0.061)       (0.042)        (0.047)
Net realized and unrealized gain (loss) on investments             1.898         1.210         0.971         3.302         (1.063)
                                                                 ________________________________________________________________

Total from investment operations                                   1.830         1.160         0.910         3.260         (1.110)
                                                                 ________________________________________________________________

Net asset value, end of period                                   $17.290       $15.460      $ 14.300       $13.390        $10.130
                                                                 ________________________________________________________________

Total return (2)                                                  11.84%         8.11%         6.80%        32.18%         (9.88%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $68,037       $77,896      $108,043       $94,168        $43,104
Ratio of expenses to average net assets                            0.89%         0.86%         0.85%         0.87%          0.88%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly            0.90%         0.86%         0.85%         0.88%          0.90%
Ratio of net investment loss to average net assets                (0.40%)       (0.34%)       (0.43%)       (0.37%)        (0.41%)
Ratio of net investment loss to average net assets prior
     to expense limitation and expenses paid indirectly           (0.41%)       (0.34%)       (0.43%)       (0.38%)        (0.43%)
Portfolio turnover                                                   69%           61%           67%           47%            46%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager, as applicable. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


150  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Focus Smid-Cap Growth Equity Portfolio

                                                                                             Year          Year         12/1/03 (1)
                                                                                             Ended         Ended            to
                                                                                            10/31/06      10/31/05       10/31/04
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                         $ 9.460        $8.360         $8.500

Income (loss) from investment operations:

Net investment income (loss) (2)                                                               0.018        (0.054)        (0.037)
Net realized and unrealized gain (loss) on investments                                         0.812         1.154         (0.103)
                                                                                            _____________________________________

Total from investment operations                                                               0.830         1.100         (0.140)
                                                                                            _____________________________________

Net asset value, end of period                                                               $10.290        $9.460         $8.360
                                                                                            _____________________________________

Total return (3)                                                                               8.77%        13.16%         (1.65%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                                      $ 6,099        $2,226         $1,968
Ratio of expenses to average net assets                                                        0.92% (4)     0.93% (4)      0.92%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly                                        1.36%         1.93%          1.61%
Ratio of net investment income (loss) to average net assets                                    0.18%        (0.60%)        (0.48%)
Ratio of net investment loss to average net assets prior
     to expense limitation and expenses paid indirectly                                       (0.26%)       (1.60%)        (1.17%)
Portfolio turnover                                                                              113%           86%            75%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

(4) Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange
    Commission rules, were 0.98% and 0.95%, respectively.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  151

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Smid-Cap Growth Equity Portfolio

                                                                                                         Year         12/1/03 (1)
                                                                                                         Ended            to
                                                                                                        10/31/06       10/31/05
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                                      $8.670         $8.500

Income (loss) from investment operations:

Net investment loss (2)                                                                                   (0.052)        (0.050)
Net realized and unrealized gain on investments                                                            1.152          0.220
                                                                                                        _______________________

Total from investment operations                                                                           1.100          0.170
                                                                                                        _______________________

Net asset value, end of period                                                                            $9.770         $8.670
                                                                                                        _______________________

Total return (3)                                                                                          12.69%          2.00%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                                                   $2,299         $2,040
Ratio of expenses to average net assets                                                                    0.92% (4)      0.92% (4)
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly                                                    1.87%          2.36%
Ratio of net investment loss to average net assets                                                        (0.55%)        (0.58%)
Ratio of net investment loss to average net assets prior
     to expense limitation and expenses paid indirectly                                                   (1.50%)        (2.02%)
Portfolio turnover                                                                                           87%            80%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

(4) Ratios for the year ended October 31, 2006 and the period ended October 31, 2005, including fees paid indirectly in accordance with Securities and Exchange Commission rules, were 1.02% and 0.98%, respectively.

See accompanying notes


152  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $26.430       $26.220       $21.890       $17.320        $16.800

Income from investment operations:

Net investment income (1)                                          0.589         0.712         0.662         0.914          0.765
Net realized and unrealized gain on investments                    7.423         2.409         5.179         4.288          0.428
                                                                 ________________________________________________________________

Total from investment operations                                   8.012         3.121         5.841         5.202          1.193
                                                                 ________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (1.101)       (0.172)       (0.963)       (0.632)        (0.673)
Net realized gain on investments                                  (2.611)       (2.739)       (0.548)            -              -
                                                                 ________________________________________________________________

Total dividends and distributions                                 (3.712)       (2.911)       (1.511)       (0.632)        (0.673)
                                                                 ________________________________________________________________

Net asset value, end of period                                   $30.730       $26.430       $26.220       $21.890        $17.320
                                                                 ________________________________________________________________

Total return (2)                                                  34.27%        12.33%        28.16%        31.00%          7.16%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $25,417       $55,382       $54,630       $38,290        $24,073
Ratio of expenses to average net assets                            0.86%         0.86%         0.83%         0.85%          0.86%
Ratio of expenses to average net assets prior
     to expense limitation and expenses paid indirectly            0.94%         0.89%         0.87%         0.89%          0.93%
Ratio of net investment income to average net assets               2.22%         2.73%         2.83%         4.80%          4.15%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly      2.14%         2.70%         2.79%         4.76%          4.08%
Portfolio turnover                                                   68%           41%           52%           69%            61%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  153

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $ 9.960       $10.310       $10.270       $10.040        $10.210

Income (loss) from investment operations:

Net investment income                                              0.427         0.382         0.364         0.380          0.484
Net realized and unrealized gain (loss) on investments             0.025        (0.283)        0.134         0.296         (0.138)
                                                                _________________________________________________________________

Total from investment operations                                   0.452         0.099         0.498         0.676          0.346
                                                                _________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.472)       (0.449)       (0.458)       (0.446)        (0.516)
                                                                _________________________________________________________________

Total dividends and distributions                                 (0.472)       (0.449)       (0.458)       (0.446)        (0.516)
                                                                _________________________________________________________________

Net asset value, end of period                                   $ 9.940       $ 9.960       $10.310       $10.270        $10.040
                                                                _________________________________________________________________

Total return (1)                                                   4.68%         0.97%         4.95%         6.83%          3.54%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $28,795       $15,786       $18,930       $ 2,294        $ 6,194
Ratio of expenses to average net assets                            0.43% (2)     0.44%         0.43%         0.43%          0.53%
Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly               0.67%         0.68%         0.65%         0.98%          0.68%
Ratio of net investment income to average net assets               4.38%         3.76%         3.54%         3.71%          4.84%
Ratio of net investment income to average net assets
     prior to expense limitation and expenses paid indirectly      4.14%         3.52%         3.32%         3.16%          4.69%
Portfolio turnover                                                  342%          212%          322%          436%           381%
____________________________________________________________________________________________________________________________________

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

(2) Ratio for the year ended October 31, 2006 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.44%.

See accompanying notes


154  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Focus Fixed Income Portfolio

                                                                                             Year          Year        6/1/30/04 (1)
                                                                                             Ended         Ended            to
                                                                                            10/31/06      10/31/05       10/31/04
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                                                         $ 8.820       $ 8.850        $8.500

Income (loss) from investment operations:

Net investment income (2)                                                                      0.405         0.332         0.082
Net realized and unrealized gain (loss) on investments                                         0.035        (0.216)        0.268
                                                                                            _____________________________________

Total from investment operations                                                               0.440         0.116         0.350
                                                                                            _____________________________________

Less dividends and distributions from:

Net investment income                                                                         (0.160)       (0.085)            -
Net realized gain on investments                                                                   -        (0.061)            -
                                                                                            _____________________________________

Total dividends and distributions                                                             (0.160)       (0.146)            -
                                                                                            _____________________________________

Net asset value, end of period                                                               $ 9.100       $ 8.820        $8.850
                                                                                            _____________________________________

Total return (3)                                                                               5.06%         1.33%         4.12%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                                                      $53,842       $17,923        $5,616
Ratio of expenses to average net assets                                                        0.43% (4)     0.44% (4)     0.43%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                                                   0.66%         0.85%         1.68%
Ratio of net investment income to average net assets                                           4.60%         3.75%         2.81%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly                                        4.37%         3.34%         1.56%
Portfolio turnover                                                                              555%          455%          914%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

(4) Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange
    Commission rules, were 0.47% and 0.45%, respectively.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  155

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                              $7.430        $7.780        $7.260        $5.840         $6.680

Income (loss) from investment operations:

Net investment income (1)                                          0.621         0.539         0.629         0.712          0.652
Net realized and unrealized gain (loss) on investments             0.210        (0.139)        0.549         1.348         (0.772)
                                                                 ________________________________________________________________

Total from investment operations                                   0.831         0.400         1.178         2.060         (0.120)
                                                                 ________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.101)       (0.750)       (0.658)       (0.640)        (0.720)
                                                                 ________________________________________________________________

Total dividends and distributions                                 (0.101)       (0.750)       (0.658)       (0.640)        (0.720)
                                                                 ________________________________________________________________

Net asset value, end of period                                    $8.160       $ 7.430        $7.780        $7.260         $5.840
                                                                 ________________________________________________________________

Total return (2)                                                  11.33%         5.24%        17.02%        36.87%         (2.23%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                           $6,166        $5,265        $2,703        $5,129         $3,747
Ratio of expenses to average net assets                            0.59%         0.62%         0.59%         0.59%          0.59%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       1.03%         1.34%         1.01%         0.96%          0.88%
Ratio of net investment income to average net assets               8.05%         7.03%         8.46%        10.64%         10.15%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly            7.61%         6.31%         8.04%        10.27%          9.86%
Portfolio turnover                                                  142%          267%          391%          597%           553%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


156  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Plus Fixed Income Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $  9.260      $  9.260       $ 9.380        $8.800         $8.500

Income from investment operations:

Net investment income (2)                                          0.450         0.360         0.329         0.351          0.109
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                        0.110        (0.169)        0.312         0.427          0.191
                                                               __________________________________________________________________

Total from investment operations                                   0.560         0.191         0.641         0.778          0.300
                                                               __________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.270)       (0.136)       (0.424)       (0.140)             -
Net realized gain on investments                                       -        (0.055)       (0.337)       (0.058)             -
                                                               __________________________________________________________________

Total dividends and distributions                                 (0.270)       (0.191)       (0.761)       (0.198)             -
                                                               __________________________________________________________________

Net asset value, end of period                                  $  9.550      $  9.260       $ 9.260        $9.380         $8.800
                                                               __________________________________________________________________

Total return (3)                                                   6.20%         2.09%         7.30%         9.01%          3.57%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $204,874      $167,892       $35,796        $7,372         $7,706
Ratio of expenses to average net assets                            0.45% (4)     0.48% (4)     0.50%         0.50%          0.57%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       0.56%         0.63%         0.78%         0.89%          2.20%
Ratio of net investment income to average net assets               4.89%         3.87%         3.65%         3.86%          3.62%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly            4.78%         3.72%         3.37%         3.47%          1.99%
Portfolio turnover                                                  421%          620%          709%          569%           847%
____________________________________________________________________________________________________________________________________

(1) Date of commencement of operations; ratios and porfolio turnover have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

(4) Ratios for the years ended October 31, 2006 and 2005, including fees paid indirectly in accordance with Securities and Exchange
    Commission rules, were 0.47% and 0.49%, respectively.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  157

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                          $   20.460    $   17.650    $   14.750      $ 11.800       $ 12.580

Income from investment operations:

Net investment income (1)                                          0.671         0.554         0.402         0.370          0.261
Net realized and unrealized gain (loss) on
     investments and foreign currencies                            5.247         2.500         2.834         2.896         (0.743)
                                                              ___________________________________________________________________

Total from investment operations                                   5.918         3.054         3.236         3.266         (0.482)
                                                              ___________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.531)       (0.244)       (0.336)       (0.255)        (0.298)
Net realized gain on investments                                  (0.517)            -             -        (0.061)             -
                                                              ___________________________________________________________________

Total dividends and distributions                                 (1.048)       (0.244)       (0.336)       (0.316)        (0.298)
                                                              ___________________________________________________________________

Net asset value, end of period                                $   25.330    $   20.460    $   17.650      $ 14.750       $ 11.800
                                                              ___________________________________________________________________

Total return (2)                                                  30.13%        17.45%        22.26%        28.50%         (4.02%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                       $2,167,690    $1,853,300    $1,266,246      $650,163       $411,404
Ratio of expenses to average net assets                            0.90%         0.88%         0.88%         0.90%          0.91%
Ratio of net investment income to average net assets               2.98%         2.84%         2.46%         2.93%          2.01%
Portfolio turnover                                                   19%           10%            9%            6%            10%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


158  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $ 17.630      $ 15.360      $ 13.030      $ 10.370        $10.980

Income (loss) from investment operations:

Net investment income (1)                                          0.612         0.470         0.385         0.321          0.233
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                        4.701         2.152         2.326         2.594         (0.463)
                                                                _________________________________________________________________

Total from investment operations                                   5.313         2.622         2.711         2.915         (0.230)
                                                                _________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.454)       (0.153)       (0.228)       (0.233)        (0.230)
Net realized gain on investments                                  (0.109)       (0.199)       (0.153)       (0.022)        (0.150)
                                                                _________________________________________________________________

Total dividends and distributions                                 (0.563)       (0.352)       (0.381)       (0.255)        (0.380)
                                                                _________________________________________________________________

Net asset value, end of period                                  $ 22.380      $ 17.630      $ 15.360      $ 13.030        $10.370
                                                                _________________________________________________________________

Total return (2)                                                  30.91%        17.30%        21.20%        28.71%         (2.31%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $955,535      $650,549      $452,413      $192,433        $88,848
Ratio of expenses to average net assets                            0.89%         0.89%         0.88%         0.91%          0.87%
Ratio of net investment income to average net assets               3.09%         2.78%         2.69%         2.83%          2.05%
Portfolio turnover                                                   21%            7%            6%           10%            12%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  159

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $ 17.150      $ 13.740      $ 10.670      $  6.790       $  6.460

Income from investment operations:

Net investment income (1)                                          0.397         0.486         0.361         0.197          0.237
Net realized and unrealized gain on investments
     and foreign currencies                                        2.963         4.040         2.908         3.860          0.271
                                                                _________________________________________________________________

Total from investment operations                                   3.360         4.526         3.269         4.057          0.508
                                                                _________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.540)       (0.242)       (0.260)       (0.225)        (0.183)
Net realized gain on investments                                  (4.637)       (0.948)            -             -              -
                                                                _________________________________________________________________

Total dividends and distributions                                 (5.177)       (1.190)       (0.260)       (0.225)        (0.183)
                                                                _________________________________________________________________

Reimbursement fees:

Purchase reimbursement fees (1,2)                                  0.003         0.012         0.058         0.034          0.001
Redemption reimbursement fees (1,2)                                0.024         0.062         0.003         0.014          0.004
                                                                _________________________________________________________________

                                                                   0.027         0.074         0.061         0.048          0.005
                                                                _________________________________________________________________

Net asset value, end of period                                  $ 15.360      $ 17.150      $ 13.740      $ 10.670       $  6.790
                                                                _________________________________________________________________

Total return (3)                                                  25.12%        35.36%        31.74%        62.19%          7.98%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $717,464      $698,291      $623,649      $256,168       $114,573
Ratio of expenses to average net assets                            1.27%         1.28%         1.22%         1.23%          1.23%
Ratio of net investment income to average net assets               2.70%         3.11%         2.94%         2.42%          3.24%
Portfolio turnover                                                   30%           48%           36%           69%            36%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) The Portfolio charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee which are retained by the
    Portfolio.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes


160  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                            $ 11.570      $ 12.380      $ 13.620      $ 11.760      $  10.210

Income (loss) from investment operations:

Net investment income (1)                                          0.244         0.297         0.342         0.432          0.461
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                        0.358        (0.458)        1.258         1.921          1.089
                                                                _________________________________________________________________

Total from investment operations                                   0.602        (0.161)        1.600         2.353          1.550
                                                                _________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.751)       (0.649)       (2.840)       (0.493)             -
Net realized gain on investments                                  (0.091)            -             -             -              -
                                                                _________________________________________________________________

Total dividends and distributions                                 (0.842)       (0.649)       (2.840)       (0.493)             -
                                                                _________________________________________________________________

Net asset value, end of period                                  $ 11.330      $ 11.570      $ 12.380      $ 13.620      $  11.760
                                                                _________________________________________________________________

Total return (2)                                                   5.55%        (1.64%)       13.40%        20.68%         15.18%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                         $275,806      $289,976      $268,352      $208,354      $ 279,938
Ratio of expenses to average net assets                            0.60%         0.60%         0.60%         0.60%          0.60%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       0.63%         0.64%         0.64%         0.65%          0.66%
Ratio of net investment income to average net assets               2.22%         2.43%         2.88%         3.38%          4.33%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly            2.19%         2.39%         2.84%         3.33%          4.27%
Portfolio turnover                                                   41%           50%           55%           95%            58%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


                                 2006 Annual Report o Delaware Pooled Trust  161

Delaware Pooled Trust

Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                                 Year          Year          Year          Year           Year
                                                                 Ended         Ended         Ended         Ended          Ended
                                                                10/31/06      10/31/05      10/31/04      10/31/03       10/31/02
____________________________________________________________________________________________________________________________________

Net asset value, beginning of period                             $11.200       $12.290       $12.250       $10.500        $ 9.150

Income (loss) from investment operations:

Net investment income (1)                                          0.204         0.245         0.311         0.360          0.323
Net realized and unrealized gain (loss) on investments
     and foreign currencies                                        0.300        (0.512)        1.259         1.881          1.027
                                                                 ________________________________________________________________

Total from investment operations                                   0.504        (0.267)        1.570         2.241          1.350
                                                                 ________________________________________________________________

Less dividends and distributions from:

Net investment income                                             (0.764)       (0.823)       (1.530)       (0.491)             -
                                                                 ________________________________________________________________

Total dividends and distributions                                 (0.764)       (0.823)       (1.530)       (0.491)             -
                                                                 ________________________________________________________________

Net asset value, end of period                                   $10.940       $11.200       $12.290       $12.250        $10.500
                                                                 ________________________________________________________________

Total return (2)                                                   4.77%        (2.69%)       13.82%        22.14%         14.75%

Ratios and supplemental data:

Net assets, end of period (000 omitted)                          $39,273       $62,411       $61,386       $48,284        $41,934
Ratio of expenses to average net assets                            0.60%         0.60%         0.60%         0.60%          0.60%
Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly                       0.68%         0.67%         0.67%         0.68%          0.67%
Ratio of net investment income to average net assets               1.92%         2.05%         2.68%         3.13%          3.39%
Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly            1.84%         1.98%         2.61%         3.05%          3.32%
Portfolio turnover                                                   38%           42%           57%          112%            46%
____________________________________________________________________________________________________________________________________

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects voluntary waivers and payment of fees by the manager. Performance would have been lower had the voluntary expense limitation not been in effect.

See accompanying notes


162  Delaware Pooled Trust o 2006 Annual Report

Delaware Pooled Trust

Notes to Financial Statements

October 31, 2006

Delaware Pooled Trust (the "Trust") is organized as a Delaware statutory trust and offers 18 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio (formerly The Small-Cap Growth II Equity Portfolio), The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each a "Portfolio", or collectively, the "Portfolios"). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios, which are non-diversified. Each Portfolio offers one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth; current income is expected to be incidental.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Focus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.


                                 2006 Annual Report o Delaware Pooled Trust  163

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Portfolios.

Security Valuation-Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. U.S. government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements, (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes-Each Portfolio intends to qualify or continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Although the Portfolios' tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Portfolios' financial statements.

Repurchase Agreements-Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.


164  Delaware Pooled Trust o 2006 Annual Report

Foreign Currency Transactions-Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates-The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reimbursement Fees-The Emerging Markets Portfolio may charge a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the Statement of Changes.

Other-Expenses directly attributable to the Portfolios are charged directly to the Portfolios. Other expenses common to various funds within the Delaware Investments(R) Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. Each other Portfolio declares and pays dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Subject to seeking best execution, the Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended October 31, 2006 are as follows:

                                                   Commission Rebates
________________________________________________________________________

The Large-Cap Value Equity Portfolio                   $   214
The All-Cap Growth Equity Portfolio                      5,881
The Large-Cap Growth Equity Portfolio                   35,920
The Mid-Cap Growth Equity Portfolio                      2,588
The Small-Cap Growth Equity Portfolio                   12,775
The Focus Smid-Cap Growth Equity Portfolio                 848
The Smid-Cap Growth Equity Portfolio                       603
The Real Estate Investment Trust Portfolio II            3,772
________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  165

The Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under the above arrangement is included in custodian fees on the Statements of Operations with the corresponding expense offset shown as "expense paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee which is calculated daily based on the average daily net assets of each Portfolio.

DMC has voluntarily agreed to waive that portion, if any, of its management fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets.

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2006 are as follows:

                                                                  Management fee as a                 Operating expense
                                                              percentage of average daily        limitation as a percentage of
                                                                 net assets (per annum)        average daily net assets (per annum)
____________________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                                     0.55%                               0.68%
The All-Cap Growth Equity Portfolio                                      0.75%                               0.89%
The Large-Cap Growth Equity Portfolio                                    0.55%                               0.65%
The Mid-Cap Growth Equity Portfolio                                      0.75%                               0.93%
The Small-Cap Growth Equity Portfolio                                    0.75%                               0.89%
The Focus Smid-Cap Growth Equity Portfolio                               0.75%                               0.92%
The Smid-Cap Growth Equity Portfolio                                     0.75%                               0.92%
The Real Estate Investment Trust Portfolio II                            0.75%                               0.86%
The Intermediate Fixed Income Portfolio                                  0.40%                               0.43%
The Core Focus Fixed Income Portfolio                                    0.40%                               0.43%
The High-Yield Bond Portfolio                                            0.45%                               0.59%
The Core Plus Fixed Income Portfolio                                     0.43%                               0.45%
The International Equity Portfolio                                       0.75%                               -
The Labor Select International Equity Portfolio                          0.75%                               0.96%
The Emerging Markets Portfolio                                           1.00%                               1.55%
The Global Fixed Income Portfolio                                        0.50%                               0.60%
The International Fixed Income Portfolio                                 0.50%                               0.60%
____________________________________________________________________________________________________________________________________

Mondrian Investment Partners Limited ("Mondrian") furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios' average daily net assets.

                                               Sub-advisory fee as a percentage
                                                  of average daily net assets
                                                           (per annum)
________________________________________________________________________________

The International Equity Portfolio                           0.36%
The Labor Select International Equity Portfolio              0.30%
The Emerging Markets Portfolio                               0.75%
The Global Fixed Income Portfolio                            0.30%
The International Fixed Income Portfolio                     0.30%
________________________________________________________________________________

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Portfolios pay DSC a monthly fee computed at the annual rate of 0.04% of the Portfolios' average daily net assets for accounting and administration services. The Portfolios pay DSC a monthly fee based on average net assets for dividend disbursing and transfer agent services.


166  Delaware Pooled Trust o 2006 Annual Report

At October 31, 2006, each Portfolio had receivables due from or liabilities payable to affiliates as follows:

                                                                             Dividend
                                                                             disbursing,
                                                                           transfer agent,
                                                                              accounting                             Receivable
                                                                          and administration                         from DMC
                                                  Investment management        fees and        Other expenses          under
                                                      fee payable to        other expenses     payable to DMC    expense limitation
                                                           DMC              payable to DSC     and affiliates*        agreement
____________________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                      $11,846               $1,027                 $-                $832
The All-Cap Growth Equity Portfolio                         1,274                  588              2,383                   -
The Large-Cap Growth Equity Portfolio                     117,104               11,824              4,979                   -
The Mid-Cap Growth Equity Portfolio                         5,786                1,062              3,257                   -
The Small-Cap Growth Equity Portfolio                      40,562                3,205              4,312                   -
The Focus Smid-Cap Growth Equity Portfolio                    615                  585              1,573                   -
The Smid-Cap Growth Equity Portfolio                            -                  345              3,244                 513
The Real Estate Investment Trust Portfolio II              12,769                1,339              2,432                   -
The Intermediate Fixed Income Portfolio                     3,843                1,556                781                   -
The Core Focus Fixed Income Portfolio                       9,062                2,613              4,939                   -
The High-Yield Bond Portfolio                                   -                  512                915               1,439
The Core Plus Fixed Income Portfolio                       82,659                8,815              2,443                   -
The International Equity Portfolio                      1,365,688               91,495             23,792                   -
The Labor Select International Equity Portfolio           605,885               40,808             11,675                   -
The Emerging Markets Portfolio                            594,955               30,045             12,258                   -
The Global Fixed Income Portfolio                          86,846               11,583              3,137                   -
The International Fixed Income Portfolio                   11,260                1,978              2,083                   -
____________________________________________________________________________________________________________________________________

*  DMC, as part of its administrative services, pays operating expenses on behalf of the Portfolios and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Portfolios bear the cost of certain legal and tax services, including internal legal and tax services provided to the Portfolios by DMC and/or its affiliates' employees. For the year ended October 31, 2006, the Portfolios were charged for internal legal and tax services by DMC and/or its affiliates' employees as follows:

_____________________________________________________________________

The Large-Cap Value Equity Portfolio                      $626
The All-Cap Growth Equity Portfolio                        827
The Large-Cap Growth Equity Portfolio                    6,737
The Mid-Cap Growth Equity Portfolio                        858
The Small-Cap Growth Equity Portfolio                    4,127
The Focus Smid-Cap Growth Equity Portfolio                 196
The Smid-Cap Growth Equity Portfolio                       105
The Real Estate Investment Trust Portfolio II            2,140
The Intermediate Fixed Income Portfolio                  1,248
The Core Focus Fixed Income Portfolio                    2,225
The High-Yield Bond Portfolio                              329
The Core Plus Fixed Income Portfolio                     9,047
The International Equity Portfolio                     120,435
The Labor Select International Equity Portfolio         47,442
The Emerging Markets Portfolio                          34,188
The Global Fixed Income Portfolio                       16,769
The International Fixed Income Portfolio                 2,246
_____________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  167

Trustees' Fees and Benefits include expenses accrued by each Portfolio for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service are eligible to participate in a retirement plan that provides for the payments of benefits upon retirement. The amount of the retirement benefit is based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees of the Portfolios unanimously voted to terminate the retirement plan. Payment equal to the net present value of the earned benefits will be made in 2007 to those independent directors and retired independent directors so entitled. Certain officers of DMC and DSC are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Portfolios. The retirement benefit payout for each Portfolio is as follows:

                                                 Retirement benefit payout
________________________________________________________________________________

The Large-Cap Value Equity Portfolio                    $  1,965
The All-Cap Growth Equity Portfolio                        1,460
The Large-Cap Growth Equity Portfolio                     22,989
The Mid-Cap Growth Equity Portfolio                        2,083
The Small-Cap Growth Equity Portfolio                      8,077
The Focus Smid-Cap Growth Equity Portfolio                   677
The Smid-Cap Growth Equity Portfolio                         255
The Real Estate Investment Trust Portfolio II              3,288
The Intermediate Fixed Income Portfolio                    3,615
The Core Focus Fixed Income Portfolio                      6,241
The High-Yield Bond Portfolio                                757
The Core Plus Fixed Income Portfolio                      23,470
The International Equity Portfolio                       274,176
The Labor Select International Equity Portfolio          116,317
The Emerging Markets Portfolio                            88,228
The Global Fixed Income Portfolio                         34,649
The International Fixed Income Portfolio                   4,878
________________________________________________________________________________

3. Investments

For the year ended October 31, 2006, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

                                                       Purchases                                Sales
                                                      other than         Purchases of         other than           Sales of
                                                    U.S. government     U.S. government     U.S. government     U.S. government
                                                      securities           securities          securities          securities
____________________________________________________________________________________________________________________________________

The Large-Cap value Equity Portfolio                 $ 18,593,922        $          -         $ 14,177,264        $          -
The All-Cap Growth Equity Portfolio                     7,392,745                   -           13,422,028                   -
The Large-Cap Growth Equity Portfolio                 320,099,710                   -           35,126,329                   -
The Mid-Cap Growth Equity Portfolio                    14,338,007                   -           17,933,588                   -
The Small-Cap Growth Equity Portfolio                  46,848,679                   -           68,081,566                   -
The Focus Smid-Cap Growth Equity Portfolio              7,849,135                   -            4,179,348                   -
The Smid-Cap Growth Equity Portfolio                    1,965,063                   -            1,885,624                   -
The Real Estate Investment Trust Portfolio II          20,915,048                   -           62,814,281                   -
The Intermediate Fixed Income Portfolio                33,531,406          52,296,344           24,635,852          49,542,776
The Core Focus Fixed Income Portfolio                 176,802,513          88,229,199          143,859,911          85,343,320
The High-Yield Bond Portfolio                           8,474,311                   -            7,684,693                   -
The Core Plus Fixed Income Portfolio                  649,288,622         180,059,806          609,597,840         186,596,798
The International Equity Portfolio                    396,224,667                   -          551,403,589                   -
The Labor Select International Equity Portfolio       283,482,324                   -          169,564,275                   -
The Emerging Markets Portfolio                        216,642,761                   -          333,590,670                   -
The Global Fixed Income Portfolio                     109,230,535           3,722,049          128,944,848           5,916,261
The International Fixed Income Portfolio               18,095,622                   -           41,204,801                   -
____________________________________________________________________________________________________________________________________


168  Delaware Pooled Trust o 2006 Annual Report

At October 31, 2006, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                                                                                          Net
                                                                     Cost            Aggregate         Aggregate      unrealized
                                                                      of            unrealized        unrealized     appreciation
                                                                 investments       appreciation      depreciation   (depreciation)
____________________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                            $   14,662,362     $  1,808,943      $   (165,239)  $  1,643,704
The All-Cap Growth Equity Portfolio                                  7,452,238          964,242          (385,037)       579,205
The Large-Cap Growth Equity Portfolio                              279,159,755       17,468,005        (8,152,582)     9,315,423
The Mid-Cap Growth Equity Portfolio                                 14,255,216        3,566,912          (418,996)     3,147,916
The Small-Cap Growth Equity Portfolio                               54,711,611       17,305,122        (2,353,704)    14,951,418
The Focus Smid-Cap Growth Equity Portfolio                           6,007,781          309,946          (210,569)        99,377
The Smid-Cap Growth Equity Portfolio                                 1,967,456          421,461           (54,332)       367,129
The Real Estate Investment Trust Portfolio II                       20,772,593        4,544,707            (2,356)     4,542,351
The Intermediate Fixed Income Portfolio                             28,417,195          141,483          (157,077)       (15,594)
The Core Focus Fixed Income Portfolio                               60,459,167          470,415          (135,582)       334,833
The High-Yield Bond Portfolio                                        5,966,417          203,954          (147,039)        56,915
The Core Plus Fixed Income Portfolio                               231,772,474        2,380,396        (1,096,154)     1,284,242
The International Equity Portfolio                               2,089,657,518      612,915,429       (17,871,938)   595,043,491
The Labor Select International Equity Portfolio                    945,162,737      248,024,997        (6,475,039)   241,549,958
The Emerging Markets Portfolio                                     575,317,187      157,760,104       (16,608,197)   141,151,907
The Global Fixed Income Portfolio                                  286,072,570       11,037,877        (9,400,370)     1,637,507
The International Fixed Income Portfolio                            38,542,987        1,524,953        (1,433,722)        91,231
____________________________________________________________________________________________________________________________________

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                                          Ordinary           Long-Term
Year ended October 31, 2006:                                               Income           Capital Gain          Total
_______________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                                    $   140,010         $          -      $    140,010
The Large-Cap Growth Equity Portfolio                                        21,731                    -            21,731
The Mid-Cap Growth Equity Portfolio                                         253,969              924,614         1,178,583
The Real Estate Investment Trust Portfolio II                             1,736,300            4,117,602         5,853,902
The Intermediate Fixed Income Portfolio                                   1,051,727                    -         1,051,727
The Core Focus Fixed Income Portfolio                                       510,344                    -           510,344
The High-Yield Bond Portfolio                                                71,856                    -            71,856
The Core Plus Fixed Income Portfolio                                      5,343,633                    -         5,343,633
The International Equity Portfolio                                       49,439,136           46,922,982        96,362,118
The Labor Select International Equity Portfolio                          17,846,083            3,785,097        21,631,180
The Emerging Markets Portfolio                                           56,948,495          149,452,904       206,401,399
The Global Fixed Income Portfolio                                        19,046,808            2,305,064        21,351,872
The International Fixed Income Portfolio                                  4,398,437                    -         4,398,437

                                                                          Ordinary           Long-Term
Year ended October 31, 2005:                                               Income           Capital Gain          Total
_______________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                                    $   160,386          $         -       $   160,386
The Mid-Cap Growth Equity Portfolio                                         160,099              463,021           623,120
The Real Estate Investment Trust Portfolio II                             1,213,934            4,784,304         5,998,238
The Intermediate Fixed Income Portfolio                                     758,563                    -           758,563
The Core Focus Fixed Income Portfolio                                        93,017                    -            93,017
The High-Yield Bond Portfolio                                               301,223                    -           301,223
The Core Plus Fixed Income Portfolio                                      1,123,895               43,721         1,167,616
The International Equity Portfolio                                       18,064,069               21,257        18,085,326
The Labor Select International Equity Portfolio                           5,773,748            4,866,876        10,640,624
The Emerging Markets Portfolio                                           20,168,932           35,908,238        56,077,170
The Global Fixed Income Portfolio                                        14,007,656                    -        14,007,656
The International Fixed Income Portfolio                                  4,108,097                    -         4,108,097
_______________________________________________________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  169

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                               The              The               The               The               The
                                            Large-Cap         All-Cap          Large-Cap          Mid-Cap           Small-Cap
                                          Value Equity     Growth Equity     Growth Equity     Growth Equity     Growth Equity
                                            Portfolio        Portfolio         Portfolio         Portfolio         Portfolio
_______________________________________________________________________________________________________________________________


Shares of beneficial interest             $15,083,984       $13,336,971       $285,108,979      $12,238,550        $45,026,727
Undistributed ordinary income                 204,859                 -            110,281           68,235                  -
Undistributed long-term capital gain                -                 -                  -        1,742,118          8,059,302
Capital loss carryforwards                   (615,237)       (5,932,962)        (7,686,590)               -                  -
Unrealized appreciation
     of investments                         1,643,704           579,205          9,315,423        3,147,916         14,951,418
                                          ____________________________________________________________________________________

Net assets                                $16,317,310       $ 7,983,214       $286,848,093      $17,196,819        $68,037,447
_______________________________________________________________________________________________________________________________


                                                                The               The               The               The
                                                           Focus Smid-Cap       Smid-Cap         Real Estate     Intermediate
                                                           Growth Equity     Growth Equity     Investment Trust  Fixed Income
                                                             Portfolio          Portfolio        Portfolio II*     Portfolio
_______________________________________________________________________________________________________________________________

Shares of beneficial interest                                $5,718,457         $1,976,901       $6,091,997        $29,238,254
Undistributed ordinary income                                    90,406                  -        1,600,589             10,237
Undistributed long-term capital gain                            190,607                  -       13,181,646                  -
Capital loss carryforwards                                            -            (44,605)               -           (450,659)
Other temporary differences                                           -                  -                -             (1,048)
Unrealized appreciation (depreciation)
     of investments                                              99,377            367,129        4,542,351             (1,663)
                                                             _________________________________________________________________

Net assets                                                   $6,098,847         $2,299,425      $25,416,583        $28,795,121
_______________________________________________________________________________________________________________________________

*  The undistributed earnings for The Real Estate Investment Trust Portfolio II are estimated pending final notification of the tax character of distributions received from investments in Real Estate Investment Trusts.


                                                                The                 The             The               The
                                                            Core Focus          High-Yield       Core Plus       International
                                                           Fixed Income            Bond        Fixed Income         Equity
                                                             Portfolio           Portfolio      Portfolio         Portfolio
_______________________________________________________________________________________________________________________________

Shares of beneficial interest                               $52,028,857         $9,869,428     $198,095,701     $1,286,426,458
Undistributed ordinary income                                 1,791,619            403,603        7,540,702         67,680,626
Undistributed long-term capital gain                                  -                  -                -        218,522,682
Capital loss carryforwards                                     (319,976)        (4,123,496)      (2,046,107)                 -
Other temporary differences                                      (6,275)                 -          (50,803)                 -
Unrealized appreciation
     of investments and foreign currencies                      347,403             16,915        1,334,846        595,060,034
                                                            __________________________________________________________________

Net assets                                                  $53,841,628         $6,166,450     $204,874,339     $2,167,689,800
_______________________________________________________________________________________________________________________________


                                                               The                                The                The
                                                           Labor Select           The            Global          International
                                                           International        Emerging         Fixed              Fixed
                                                              Equity            Markets          Income             Income
                                                             Portfolio          Portfolio      Portfolio          Portfolio
_______________________________________________________________________________________________________________________________

Shares of beneficial interest                              $610,048,956       $433,380,171     $265,038,381        $40,504,985
Undistributed ordinary income                                25,277,542         28,891,063        9,757,935            166,463
Undistributed long-term capital gain                         78,653,098        114,068,201                -                  -
Capital loss carryforwards                                            -                  -         (707,130)        (1,500,291)
Unrealized appreciation
     of investments and foreign currencies                  241,555,183        141,124,310        1,716,325            101,575
                                                           ___________________________________________________________________

Net assets                                                 $955,534,779       $717,463,745     $275,805,511        $39,272,732
_______________________________________________________________________________________________________________________________

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, forward foreign currency contracts, straddle deferrals, realization of unrealized gain on investments in passive foreign investment companies, contingent payment debt instruments, non deductible taxes and tax treatment of market discount and premium on debt instruments.


170  Delaware Pooled Trust o 2006 Annual Report

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, nondeductible taxes, and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2006, the Portfolios recorded the following reclassifications.

                                                           Undistributed
                                                           (Accumulated)      Accumulated                         Unrealized
                                                           Net Investment     Net Realized       Paid-in       Appreciation on
                                                           Income (Loss)      Gain (Loss)        Capital         Investments*
_______________________________________________________________________________________________________________________________

The All-Cap Growth Equity Portfolio                       $      28,355       $       (648)      $  (27,707)           $     -
The Mid-Cap Growth Equity Portfolio                              19,248            (19,248)               -                  -
The Small-Cap Growth Equity Portfolio                           281,976                  -         (281,976)                 -
The Smid-Cap Growth Equity Portfolio                             12,345                  -          (12,345)                 -
The Real Estate Investment Trust Portfolio II                (1,024,024)           963,977                -             60,047
The Intermediate Fixed Income Portfolio                          98,388            (98,388)               -                  -
The Core Focus Fixed Income Portfolio                             7,221             (7,221)               -                  -
The High-Yield Bond Portfolio                                     7,924             (7,924)               -                  -
The Core Plus Fixed Income Portfolio                           (230,761)           230,761                -                  -
The International Equity Portfolio                           (4,209,241)         4,436,115         (226,874)                 -
The Labor Select International Equity Portfolio              (3,026,789)         3,043,393          (16,604)                 -
The Emerging Markets Portfolio                               (1,014,797)         1,014,797                -                  -
The Global Fixed Income Portfolio                             4,981,442         (4,981,442)               -                  -
The International Fixed Income Portfolio                       (459,796)           459,796                -                  -
_______________________________________________________________________________________________________________________________

*  Adjustment to cost basis of securities.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2006, the Portfolios utilized capital loss carryforwards as follows:

                                                  Capital Loss
                                                 Carryforwards
                                                    Utilized
________________________________________________________________

The Large-Cap Value Equity Portfolio               $1,195,828
The Small-Cap Growth Equity Portfolio               6,468,365
The High-Yield Bond Portfolio                           5,027
________________________________________________________________

Capital loss carryforwards remaining at October 31, 2006 will expire as follows:

                                            Year of     Year of     Year of    Year of    Year of    Year of   Year of
                                          Expiration  Expiration  Expiration Expiration Expiration Expiration Expiration
                                             2007        2008        2009        2010      2011       2013       2014        Total
____________________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio      $        -   $       -  $        -  $       -  $615,237  $       -  $        -  $  615,237
The All-Cap Growth Equity Portfolio                -           -   3,243,860  2,008,163   596,717          -      84,222   5,932,962
The Large-Cap Growth Equity Portfolio              -           -           -          -         -          -   7,686,590   7,686,590
The Smid-Cap Growth Equity Portfolio               -           -           -          -         -     40,980       3,625      44,605
The Intermediate Fixed Income Portfolio            -     133,807           -     26,277         -    112,676     177,899     450,659
The Core Focus Fixed Income Portfolio              -           -           -          -         -     26,625     293,351     319,976
The High-Yield Bond Portfolio              1,292,184   1,887,452     612,814    331,046         -          -           -   4,123,496
The Core Plus Fixed Income Portfolio               -           -           -          -         -    394,175   1,651,932   2,046,107
The Global Fixed Income Portfolio                  -           -           -          -         -          -     707,130     707,130
The International Fixed Income Portfolio           -     287,046     895,235          -         -          -     318,010   1,500,291
____________________________________________________________________________________________________________________________________


                                 2006 Annual Report o Delaware Pooled Trust  171

5. Capital Shares

Transactions in capital shares were as follows:

                                                                             Shares issued
                                                                           upon reinvestment                            Net
                                                              Shares          of dividends         Shares             increase
Year ended October 31, 2006:                                   sold        and distributions     repurchased         (decrease)
_______________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                            264,863              5,404          (47,756)           222,511
The All-Cap Growth Equity Portfolio                              90,500                  -       (1,303,573)        (1,213,073)
The Large-Cap Growth Equity Portfolio*                       33,102,321              1,714         (429,457)        32,674,578
The Mid-Cap Growth Equity Portfolio                               2,165            303,759         (947,379)          (641,455)
The Small-Cap Growth Equity Portfolio                           253,716                  -       (1,355,902)        (1,102,186)
The Focus Smid-Cap Growth Equity Portfolio                      357,579                  -                -            357,579
The Smid-Cap Growth Equity Portfolio                                  -                  -                -                  -
The Real Estate Investment Trust Portfolio II                    14,486            211,385       (1,493,938)        (1,268,067)
The Intermediate Fixed Income Portfolio                       1,591,133            102,719         (382,253)         1,311,599
The Core Focus Fixed Income Portfolio                         4,199,830             52,714         (369,042)         3,883,502
The High-Yield Bond Portfolio                                    63,460              9,691          (26,075)            47,076
The Core Plus Fixed Income Portfolio                          3,943,579            529,963       (1,164,356)         3,309,186
The International Equity Portfolio                           13,381,674          2,926,127      (21,303,613)        (4,995,812)
The Labor Select International Equity Portfolio               6,711,742          1,200,398       (2,113,875)         5,798,265
The Emerging Markets Portfolio                                1,601,050         15,728,350      (11,346,353)         5,983,047
The Global Fixed Income Portfolio                             3,413,272          1,666,292       (5,796,602)          (717,038)
The International Fixed Income Portfolio                        220,982            414,981       (2,620,230)        (1,984,267)
_______________________________________________________________________________________________________________________________

*  Commenced operations November 1, 2005.

                                                                             Shares issued
                                                                           upon reinvestment                            Net
                                                              Shares          of dividends         Shares             increase
Year ended October 31, 2006:                                   sold        and distributions     repurchased         (decrease)
_______________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                              4,328              8,834         (411,853)          (398,691)
The All-Cap Growth Equity Portfolio                           1,239,098                  -                -          1,239,098
The Mid-Cap Growth Equity Portfolio                               4,658            171,658         (324,189)          (147,873)
The Small-Cap Growth Equity Portfolio                           640,670                  -       (3,158,171)        (2,517,501)
The Focus Smid-Cap Growth Equity Portfolio                            -                  -                -                  -
The Smid-Cap Growth Equity Portfolio**                          235,295                  -                -            235,295
The Real Estate Investment Trust Portfolio II                   283,298            206,643         (478,669)            11,272
The Intermediate Fixed Income Portfolio                           3,181             72,531         (326,620)          (250,908)
The Core Focus Fixed Income Portfolio                         1,431,340             10,679          (44,819)         1,397,200
The High-Yield Bond Portfolio                                   763,555             39,365         (441,462)           361,458
The Core Plus Fixed Income Portfolio                         15,477,769            127,888       (1,330,861)        14,274,796
The International Equity Portfolio                           28,662,591            674,655      (10,486,729)        18,850,517
The Labor Select International Equity Portfolio              10,021,302            664,209       (3,253,248)         7,432,263
The Emerging Markets Portfolio                                5,328,257          3,974,091      (13,980,445)        (4,678,097)
The Global Fixed Income Portfolio                             4,081,243            873,280       (1,565,321)         3,389,202
The International Fixed Income Portfolio                        462,414            332,639         (218,334)           576,719
_______________________________________________________________________________________________________________________________

**  Commenced operations December 1, 2004.


172  Delaware Pooled Trust o 2006 Annual Report

6. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participate in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2006, or at any time during the year then ended.

7. Foreign Currency Exchange Contracts

The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts and forward foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The unrealized gain (loss) is included in receivables and other assets net of liabilities or liabilities net of receivables and other assets on the Statements of Net Assets.

8. Futures Contracts

The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Focus Fixed Income, The Core Plus Fixed Income and The Emerging Markets Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. The unrealized gain
(loss) is included in receivables and other assets net of liabilities or liabilities net of receivables and other assets on the Statements of Net Assets.

9. Swap Contracts

The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio may enter into total return swap contracts in accordance with their investment objectives. A swap is a contract to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, each Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.


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


Because there is no organized market for these swap contracts, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown above.

10. Securities Lending

The Portfolios, along with other funds in the Delaware Investments(R) Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios, or at the discretion of the lending agent, replace the loaned securities. The Portfolios continue to record dividends on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolios have the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from collateral investments. The Portfolios record security lending income net of such allocation.

At October 31, 2006, the market value of securities on loan is presented below, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statements of Net Assets under the caption "Security Lending Collateral."

                                                   Market value
                                                  of securities
                                                     on loan
__________________________________________________________________

The International Equity Portfolio                $499,557,615
The Labor Select International Equity Portfolio    219,533,728
The Global Fixed Income Portfolio                   16,813,909
__________________________________________________________________


11. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor's Ratings Group and/or Ba or lower by Moody's Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.


174  Delaware Pooled Trust o 2006 Annual Report

The Intermediate Fixed Income, The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations
(CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolios' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of each Portfolio's net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The Smid-Cap Growth Equity, The Real Estate Investment Trust II, The Core Focus Fixed Income, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% of each Portfolio's net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios' Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolios' limitation on investments in illiquid assets. Rule 144A and illiquid securities have been identified on the Statements of Net Assets.

The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Focus Smid-Cap Growth Equity and The Smid-Cap Growth Equity Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

12. Contractual Obligations

The Portfolios enter into contracts in the normal course of business that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed the Portfolios' existing contracts and expects the risk of loss to be remote.

13. Tax Information (Unaudited)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.


                                 2006 Annual Report o Delaware Pooled Trust  175

For the fiscal year ended October 31, 2006, each Portfolio designates distributions paid during the year as follows:

                                                                (A)               (B)
                                                             Long-Term          Ordinary
                                                           Capital Gains         Income            Total             (C)
                                                           Distributions      Distributions*    Distribution       Qualifying
                                                            (Tax Basis)        (Tax Basis)       (Tax Basis)      Dividends(1)
_______________________________________________________________________________________________________________________________

The Large-Cap Value Equity Portfolio                             -               100%             100%               100%
The Large-Cap Growth Equity Portfolio                            -               100%             100%               100%
The Mid-Cap Growth Equity Portfolio                             78%               22%             100%                 -
The Real Estate Investment Trust Portfolio II                   70%               30%             100%                 -
The Intermediate Fixed Income Portfolio                          -               100%             100%                 -
The Core Focus Fixed Income Portfolio                            -               100%             100%                 -
The High-Yield Bond Portfolio                                    -               100%             100%                 -
The Core Plus Fixed Income Portfolio                             -               100%             100%                 -
The International Equity Portfolio                              49%               51%             100%                 -
The Labor Select International Equity Portfolio                 17%               83%             100%                 -
The Emerging Markets Portfolio                                  72%               28%             100%                 -
The Global Fixed Income Portfolio                               11%               89%             100%                 -
The International Fixed Income Portfolio                         -               100%             100%                 -
_______________________________________________________________________________________________________________________________

(A) and (B) are based on a percentage of each Portfolio's total distributions.
(C) is based on a percentage of each Portfolio's ordinary income distributions.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended October 31, 2006 certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolios intend to designate the following amounts to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.


                                                 Maximum amount to be
                                              taxed at a maximum rate of 15%
________________________________________________________________________________

The Large-Cap Value Equity Portfolio                  $140,010
The Large-Cap Growth Equity Portfolio                   21,731
The International Equity Portfolio                  48,824,699
The Labor Select International Equity Portfolio     17,443,261
The Emerging Markets Portfolio                      21,529,217
________________________________________________________________________________

The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio intend to pass through foreign tax credits in the maximum amount of $3,733,148, $1,632,874, and $1,455,271, respectively. The gross foreign source income earned during the fiscal year 2006 was $80,645,746, $33,181,337, and $30,300,300, respectively. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.


176  Delaware Pooled Trust o 2006 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets and assets and liabilities of The Large-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (seventeen of the series constituting Delaware Pooled Trust) (the "Portfolios") as of October 31, 2006, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Porfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios of Delaware Pooled Trust at October 31, 2006, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                          /S/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 11, 2006


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


Delaware Pooled Trust
Other Portfolio Information

Board Consideration of Delaware Pooled
Trust Agreement

At a meeting held on May 17-18, 2006 (the "Annual Meeting"), the Board of Trustees, including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for each series of Delaware Pooled Trust (each a "Portfolio" and collectively the "Portfolios"). In making its decision, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the Annual Meeting. Information furnished and discussed throughout the year included reports detailing Portfolio performance, investment strategies, expenses, compliance matters and other services provided by Delaware Management Company ("DMC"), the investment advisor. Information furnished specifically in connection with the Annual Meeting included materials provided by DMC and its affiliates ("Delaware Investments") concerning, among other things, the level of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, the Board considered independent historical and comparative reports prepared by Lipper Inc. ("Lipper"), an independent statistical compilation organization. The Board also considered industry comparative information presented by representatives from Lipper. The Lipper reports compared each Portfolio's investment performance and expenses with those of other comparable mutual funds. The Board also received certain supplemental information regarding management's policy with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; and any constraints or limitations on the availability of securities in certain investment styles which might inhibit DMC's ability to fully invest in accordance with Portfolio policies.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel and representatives from Lipper. At the meeting with representatives from Lipper, Mr. Driscoll, then Chairman of the Delaware Investments(R) Family of Funds, and Chairman and
Chief Executive Officer of the investment advisor, was present to respond to questions by Lipper and the independent Trustees. While the Board considered the Investment Advisory Agreements for all of the funds in the Delaware Investments Family of Funds at the same Board meeting, information was provided and considered by the Board for each fund individually. In approving the continuance of the Investment Advisory Agreement for each Portfolio, the Board, including a majority of independent Trustees, determined that the existing advisory fee structure was fair and reasonable and that the continuance of the Investment Advisory Agreement was in the best interests of the Portfolio and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's deliberations and determination, including those relating to the selection of the investment advisor and the approval of the advisory fee.

NATURE, EXTENT AND QUALITY OF SERVICE. Consideration was given to the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board emphasized reports furnished to it throughout the year at regular Board Meetings covering matters such as the relative performance of the Portfolio, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex, the adherence to fair value pricing procedures as established by the Board and the accuracy of net asset value calculations. The Board noted that it was pleased with the current staffing of the Portfolios' investment advisor during the past year, the emphasis on research and the compensation system for advisory personnel. Favorable consideration was given to DMC's efforts to maintain, and in some instances increase, financial and human resources committed to fund matters. Other factors taken into account by the Board were Delaware Investments' preparedness for, and response to, legal and regulatory matters. The Board also considered the transfer agent and shareholder services provided to Portfolio shareholders by Delaware Investments' affiliate, Delaware Service Company, Inc. ("DSC"), noting DSC's commitment to maintain a high level of service in keeping with its past receipt of the DALBAR Pyramid Award, and the continuing expenditures by Delaware Investments to improve the


178 Delaware Pooled Trust o 2006 Annual Report delivery of shareholder services. Additionally, the Board noted the extent of benefits provided to Portfolio shareholders for being part of the Delaware Investments Family of Funds, including the privilege to exchange investments between Portfolios or the institutional class shares of other funds in the Delaware Investments(R) Family of Funds and the ability to reinvest Portfolio dividends into other funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board considered the investment performance of DMC and the Portfolios. The Board was pleased by DMC's investment performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular weight was given to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the "Performance Universe"). A fund with the best performance is ranked first, and a fund with the poorest performance is ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% - the second quartile; the next 25% - the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one, three, five and 10 year periods, as applicable, ended January 31, 2006. The Board noted its objective that each Portfolio's performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board's view of such performance.

The All-Cap Growth Equity Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one- and three-year periods was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's total return for the five-year period was in the third quartile. The Board noted that the Portfolio's performance results were not in line with the Board's stated objective. In evaluating the Fund's performance, the Board considered the transitions in the Fund's portfolio management team that took place in 2005. The Board was satisfied that management was taking effective action to improve Portfolio performance and meet the Board's performance objective.

The Core Focus Fixed Income Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

The Core Plus Fixed Income Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional intermediate investment grade bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one- and three-year periods was in the first quartile of such Performance Universe. The Board was satisfied with such performance.

The Emerging Markets Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's return for the three- and five-year periods was in the first quartile. The Board noted that the Portfolio's performance results were mixed. Despite disappointing one year returns, longer term results were strong and the Board was satisfied with the Portfolio's overall performance.

The Focus Smid-Cap Growth Equity Portfolio - Lipper currently classifies the Portfolio as a small cap core fund, although management believes that, since implementing strategy changes in December 2006, the Portfolio's objective and strategy is more closely aligned with those funds from a custom peer group composed of funds from the Lipper small cap growth and Lipper mid cap growth categories (the "Custom Peer Group"). Accordingly, the Lipper report prepared for this Portfolio compares the Portfolio's performance to two Performance Universes consisting of the Portfolio and all retail and institutional small cap core funds and all retail and institutional funds in the Custom Peer Group, respectively, as selected by Lipper. When compared to the other small cap core funds and the Customer Peer Group, the Lipper report comparison showed that the Portfolio's return for the one-year period was in the fourth quartile. The Board noted that the Portfolio's performance results were not in line with the Board's stated objective. The Board also noted the


                                 2006 Annual Report o Delaware Pooled Trust  179
strategy changes implemented in late 2005. The Board was satisfied that management was taking effective action to improve Portfolio performance and meet the Board's performance objective.

The Global Fixed Income Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional global income funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the fourth quartile. The report further showed that the Portfolio's return for the three year period was in the second quartile and the Portfolio's total return for the five and 10 year periods was in the first quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward above median, which was acceptable.

The High-Yield Bond Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high current yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the second quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three- and five-year periods was in the first quartile. The Board was satisfied with such performance.

The Intermediate Fixed Income Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional short-intermediate investment-grade funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the second quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three- and five-year periods was in the first quartile. The Board was satisfied with such performance.

The International Equity Portfolio - The Performance Universe for the
Portfolio consisted of the Portfolio and all retail and institutional multi-cap core funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the fourth quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three-year period was in the second quartile and the Portfolio's total return for the five- and 10-year periods was in the first quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward above median, which was acceptable.

The Labor Select International Equity Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international multi-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one- and three-year periods was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the five- and 10-year periods was in the first quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward above median, which was acceptable.

The Large-Cap Value Equity Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three-year period was in the fourth quartile and the Portfolio's total return for the five- and 10-year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed. In evaluating the Portfolio's performance, the Board considered the new investment team assigned to the Fund in February 2006. At that time management proposed, and the Board approved, modifications to the Portfolio's objective, policies and strategies in order to take advantage of the new team's investment approach. Management believed that, over time, the new investment team's disciplined value investment style would enhance the Portfolio's performance potential. The Board was pleased with management's efforts to enhance Portfolio performance and expressed confidence in the new team and its philosophy processes.

The Mid-Cap Growth Equity Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the three-, five- and 10-year periods was in the second quartile. The Board noted that the Portfolio's performance results were mixed, but on an overall basis tended toward median, which was acceptable.

The Real Estate Investment Trust Portfolio II - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-, three-, five- and 10-year periods was in the fourth


180 Delaware Pooled Trust o 2006 Annual Report quartile of such Performance Universe. The Board noted that the Portfolio's performance results were not in line with the Board's stated objective. The Board also noted discussions with management concerning the recent hire of a new lead portfolio manager for the Portfolio. The Board was satisfied that management was taking effective action to improve Portfolio performance and meet the Board's performance objective.

The Small-Cap Growth Equity Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one- and three-year periods was in the third quartile of such Performance Universe. The report further showed that the Portfolio's total return for the five-year period was in the second quartile. The Board noted that the Portfolio's performance results were mixed. In evaluating the Portfolio's performance, the Board considered the transitions in the Portfolio's portfolio management team that took place in 2005. The Board was satisfied that management was taking effective action to enhance Portfolio performance and meet the Board's performance objective.

The Smid-Cap Growth Equity Portfolio - The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio's total return for the one-year period was in the fourth quartile. The Board noted that the Portfolio's performance results were not in line with the Board's stated objective. In evaluating the Portfolio's performance, the Board considered transitions in the Portfolio's portfolio management team that took place in 2005. The Board was satisfied that management was taking effective action to improve Portfolio performance and meet the Board's performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments(R) Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios. The Board focused particularly on the comparative analysis of the management fees and total expense ratios of each Portfolio and the management fees and expense ratios of a group of similar funds as selected by Lipper (the "Expense Group"). In reviewing comparative costs, each Portfolio's contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into effect any applicable breakpoints and fee waivers. Each Portfolio's total expenses were also compared with those of its Expense Group. The Board also considered fees paid to Delaware Investments for non-management services. The Board noted its objective to limit each Portfolio's total expense ratio to an acceptable range as compared to the median of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board's view of such expenses.

The All Cap Growth Equity Portfolio - The expense comparisons for the
Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Core Focus Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Core Plus Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Emerging Markets Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Focus Smid-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.


                                 2006 Annual Report o Delaware Pooled Trust  181

The Global Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The High-Yield Bond Portfolio - The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Portfolio's management fee, but noted that the Portfolio's total expenses were not in line with the Boards' objective. In evaluating the total expenses, the Board considered voluntary fee waivers in place through February 2007 and recent initiatives implemented by management, such as the outsourcing of certain transfer agency services, creating an opportunity for a reduction in expenses. The Board was satisfied with management's efforts to improve the Portfolio's total expense ratio and bring it in line with the Board's objective.

The Intermediate Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The International Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The International Fixed Income Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Labor Select International Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Large-Cap Value Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Mid-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Real Estate Investment Trust Portfolio II - The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Small-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.

The Smid-Cap Growth Equity Portfolio - The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fees and total expenses of the Portfolio in comparison to its Expense Group as shown in the Lipper report.


182  Delaware Pooled Trust o 2006 Annual Report

MANAGEMENT PROFITABILITY. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments' business in providing management and other services to each of the individual funds and the Delaware Investments(R) Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflected operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments' expenditures to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent SEC initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds, the benefits from allocation of fund brokerage to improve trading efficiencies and the use of "soft" commission dollars to pay for proprietary and non-proprietary research. The Board did not find that the level of profits realized by Delaware Investments from the relationships with the Portfolios and the Delaware Investments Family of Funds required negotiation of reduction of fees.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio's assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees took into account the standardized advisory fee pricing and structure approved by the Board and shareholders as part of a complex-wide shareholder meeting conducted in 1998/1999. Benchmarking analysis conducted at that time indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale up front.


                                 2006 Annual Report o Delaware Pooled Trust  183

Board of trustees/directors
and officers addendum

Delaware Investments(R) Family of Funds

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                  Number of
                                                                                              Portfolios in Fund        Other
       Name,                                                                                   Complex Overseen     Directorships
      Address,           Position(s)            Length of           Principal Occupation(s)       by Trustee           Held by
   and Birth Date     Held with Fund(s)        Time Served            During Past 5 Years         or Officer      Trustee or Officer
____________________________________________________________________________________________________________________________________

Interested Trustees
____________________________________________________________________________________________________________________________________

 Patrick P. Coyne(1)      Chairman,       Chairman and Trustee    Patrick P. Coyne has served in      83                 None
2005 Market Street       President,      since August 16, 2006     various executive capacities
    Philadelphia,      Chief Executive                                at different times at
      PA 19103         Officer, and         President and           Delaware Investments. (2)
                           Trustee        Chief Executive Officer
   April 14, 1963                         since August 1, 2006
____________________________________________________________________________________________________________________________________

Independent Trustees
____________________________________________________________________________________________________________________________________

 Thomas L. Bennett        Trustee                 Since                Private Investor -             83                 None
2005 Market Street                              March 2005            (March 2004-Present)
   Philadelphia,
     PA 19103                                                              Investment Manager -
                                                                      Morgan Stanley & Co.
  October 4, 1947                                                   (January 1984-March 2004)

____________________________________________________________________________________________________________________________________

   John A. Fry            Trustee                 Since                    President -                83               Director -
2005 Market Street                             January 2001         Franklin & Marshall College                     Community Health
  Philadelphia,                                                       (June 2002-Present)                              Systems
    PA 19103
                                                                      Executive Vice President -                        Director -
   May 28, 1960                                                      University of Pennsylvania                       Allied Barton
                                                                       (April 1995-June 2002)                      Security Holdings

____________________________________________________________________________________________________________________________________

  Anthony D. Knerr        Trustee                 Since          Founder and Managing Director -      83                 None
2005 Market Street                              April 1990          Anthony Knerr & Associates
 Philadelphia,                                                     (Strategic Consulting)
   PA 19103                                                              (1990-Present)

 December 7, 1938

____________________________________________________________________________________________________________________________________

 Lucinda S. Landreth      Trustee                 Since             Chief Investment Officer -        83                 None
2005 Market Street                              March 2005                Assurant, Inc.
  Philadelphia, PA                                                         (Insurance)
     19103                                                                 (2002-2004)

   June 24, 1947
____________________________________________________________________________________________________________________________________


  Ann R. Leven            Trustee                 Since                        Owner -                83            Director and
2005 Market Street                            September 1989               ARL Associates,                         Audit Committee
 Philadelphia, PA                                                     Strategic Financial Planning                Chairperson - Andy
     19103                                                                 Consulting Firm                        Warhol Foundation
                                                                           (1983-Present)
  November 1, 1940                                                                                                Director and Audit
                                                                                                                  Committee Member -
                                                                                                                    Systemax, Inc.
____________________________________________________________________________________________________________________________________


184  Delaware Pooled Trust o 2006 Annual Report

                                                                                                   Number of
                                                                                               Portfolios in Fund       Other
       Name,                                                                                    Complex Overseen     Directorships
      Address,           Position(s)            Length of            Principal Occupation(s)       by Trustee          Held by
   and Birth Date     Held with Fund(s)        Time Served             During Past 5 Years         or Officer     Trustee or Officer
____________________________________________________________________________________________________________________________________

Independent Trustees (continued)
____________________________________________________________________________________________________________________________________

 Thomas F. Madison        Trustee                 Since                President and Chief            83             Director -
 2005 Market Street                              May 1999             Executive Officer -                          Banner Health
  Philadelphia, PA                                                     MLM Partners, Inc.
     19103                                                          (Small Business Investing                         Director -
                                                                          and Consulting)                         CenterPoint Energy
  February 25, 1936                                                   (January 1993-Present)
                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                 Digital River, Inc.

                                                                                                                 Director and Audit
                                                                                                                 Committee Member -
                                                                                                                       Rimage
                                                                                                                     Corporation

                                                                                                                  Director - Valmont
                                                                                                                   Industries, Inc.
____________________________________________________________________________________________________________________________________

 Janet L. Yeomans         Trustee                 Since                   Vice President              83                 None
2005 Market Street                              April 1999            (January 2003-Present)
 Philadelphia, PA                                                         and Treasurer
     19103                                                            (January 2006-Present)
                                                                         3M Corporation
   July 31, 1948

                                                                       Ms. Yeomans has held
                                                                   various management positions
                                                                   at 3M Corporation since 1983.
____________________________________________________________________________________________________________________________________

 J. Richard Zecher        Trustee                 Since                       Founder -               83         Director and Audit
 2005 Market Street                             March 2005             Investor Analytics                         Committee Member -
 Philadelphia, PA                                                       (Risk Management)                        Investor Analytics
     19103                                                             (May 1999-Present)
                                                                                                                 Director and Audit
   July 3, 1940                                                               Founder -                           Committee Member -
                                                                     Sutton Asset Management                         Oxigene, Inc.
                                                                          (Hedge Fund)
                                                                     (September 1998-Present)
____________________________________________________________________________________________________________________________________

Officers
____________________________________________________________________________________________________________________________________

  David F. Connor         Vice President,    Vice President since  David F. Connor has served as      83               None (3)
 2005 Market Street       Deputy General      September 21, 2000     Vice President and Deputy
  Philadelphia, PA    Counsel, and Secretary    and Secretary            General Counsel of
     19103                                          since               Delaware Investments
                                                  October 2005               since 2000.
 December 2, 1963
____________________________________________________________________________________________________________________________________

 David P. O'Connor          Senior Vice    Senior Vice President,  David P. O'Connor has served in    83               None (3)
2005 Market Street          President,      General Counsel, and    various executive and legal
  Philadelphia, PA       General Counsel,    Chief Legal Officer   capacities at different times
     19103                   and Chief            since              at Delaware Investments.
                           Legal Officer       October 2005
 February 21, 1966
____________________________________________________________________________________________________________________________________

 John J. O'Connor      Senior Vice President      Treasurer        John J. O'Connor has served in     83               None (3)
2005 Market Street         and Treasurer            since           various executive capacities
  Philadelphia, PA                              February 2005           at different times at
     19103                                                              Delaware Investments.

   June 16, 1957
____________________________________________________________________________________________________________________________________

 Richard Salus                Senior            Chief Financial      Richard Salus has served in      83               None (3)
2005 Market Street         Vice President        Officer since      various executive capacities
  Philadelphia, PA              and             November 1, 2006         at different times at
     19103                Chief Financial                              Delaware Investments.
                             Officer
October 4, 1963
____________________________________________________________________________________________________________________________________

(1)  Patrick P. Coyne is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') investment advisor.

(2)  Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the
     Fund's(s') investment advisor, principal underwriter, and its transfer agent.

(3)  David F. Connor, David P. O'Connor, John J. O'Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.
     John J. O'Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.


                                 2006 Annual Report o Delaware Pooled Trust  185

Fund Officers and Portfolio Managers

Patrick P. Coyne

Chairman, President, and Chief Executive Officer
Delaware Investments(R) Family of Funds

David G. Tilles

Managing Director, Chief Executive Officer and
Chief Investment Officer
Mondrian Investment Partners Limited

Robert Akester

Senior Portfolio Manager
Mondrian Investment Partners Limited

Damon J. Andres

Vice President and Senior Portfolio Manager

Fiona Barwick

Director of Regional Research
Mondrian Investment Partners Limited

Marshall T. Bassett

Senior Vice President and Chief Investment
Officer-Emerging Growth Equity

Joanna Bates

Senior Portfolio Manager
Mondrian Investment Partners Limited

Nigel Bliss

Senior Portfolio Manger
Mondrian Investment Partners Limited

Christopher J. Bonavico

Vice President, Senior Portfolio Manager, and Equity Analyst

Ryan K. Brist

Vice President and Senior Portfolio Manager

Kenneth F. Broad

Vice President, Senior Portfolio Manager and Equity Analyst

Steven G. Catricks

Vice President and Portfolio Manager

Stephen R. Cianci

Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond

Director and Chief Investment Officer - Developed
Equity Markets
Mondrian Investment Partners Limited

Christopher M. Ericksen

Vice President, Portfolio Manager, and Equity Analyst

Patrick G. Fortier

Vice President, Portfolio Manager, and Equity Analyst

Clive A. Gillmore

Deputy Managing Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Barry S. Gladstein

Vice President and Portfolio Manager

Paul Grillo

Senior Vice President and Senior Portfolio Manager

Gregory M. Heywood

Vice President, Portfolio Manager, and Equity Analyst

Christopher M. Holland

Vice President and Portfolio Manager

Jordan Irving

Vice President and Senior Portfolio Manager

John Kirk

Director and Senior Portfolio Manager
Mondrian Investment Partners Limited

Nikhil G. Lalvani

Vice President and Portfolio Manager

Steven T. Lampe

Vice President and Portfolio Manager

Emma R.E. Lewis

Senior Portfolio Manager
Mondrian Investment Partners Limited

Anthony A. Lombardi

Vice President and Senior Portfolio Manager

Nigel G. May

Director and Chief Investment
Officer - Developed Equity
Mondrian Investment Partners Limited

Christopher A. Moth

Director Chief Investment Officer - Global Fixed Income and Currency
Mondrian Investment Partners Limited

D. Tysen Nutt, Jr.

Senior Vice President, Senior Portfolio
Manager, and Team Leader

Daniel J. Prislin

Vice President, Senior Portfolio Manager, and Equity Analyst

Timothy L. Rabe

Senior Vice President and Senior Portfolio Manager

Matthew Todorow

Vice President and Portfolio Manager

Rudy D. Torrijos III

Vice President and Portfolio Manager

Jeffrey S. Van Harte

Senior Vice President and Chief Investment
Officer - Focus Growth Equity

Robert A. Vogel, Jr.

Vice President and Senior Portfolio Manager

Lori P. Wachs

Vice President and Portfolio Manager

Nashira S. Wynn

Vice President and Portfolio Manager

Babak (Bob) Zenouzi

Senior Vice President and Senior Portfolio Manager


186  Delaware Pooled Trust o 2006 Annual Report

Custodians
J.P. Morgan Chase

4 Metrotech Center
Brooklyn, NY 11245

Mellon

Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258

Independent Registered Public Accounting Firm
Ernst & Young LLP

2001 Market Street
Philadelphia, PA 19103

Investment Advisor
Delaware Management Company

2005 Market Street
Philadelphia, PA 19103

Investment Sub-advisor for Certain Portfolios
Mondrian Investment Partners Limited

Fifth Floor
10 Gresham Street
London EC2V 7JD
United Kingdom









________________________________________________________________________________

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio's Forms N-Q, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge
(i) upon request, by calling 800 523-1918; (ii) on the Portfolios' Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Portfolio's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios' Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
________________________________________________________________________________

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results.

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone 800 231-8002
Fax 215 255-1162








[LINCOLN LOGO]                                        AR-DPT [10/06] IVES 12/06
                                                       MF0611068 P011436 (1141)

                                                                          [LOGO]

Item 2.  Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

     The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

     Thomas L. Bennett(1)
     Thomas F. Madison
     Janet L. Yeomans(1)
     J. Richard Zecher

Item 4.  Principal Accountant Fees and Services

     (a) Audit fees.
         __________

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $322,900 for the fiscal year ended October 31, 2006.


____________________

(1)The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $302,200 for the fiscal year ended October 31, 2005.

     (b) Audit-related fees.
         __________________

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant's fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2005.

     The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

     (c) Tax fees.
         ________

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $61,500 for the fiscal year ended October 31, 2006. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2006.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $61,700 for the fiscal year ended October 31, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

     (d) All other fees.
         ______________

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2006.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended October 31, 2005.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended October 31, 2005.

     (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.



______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Audit Services
______________________________________________________________________________________________________________________

Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
______________________________________________________________________________________________________________________

Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
______________________________________________________________________________________________________________________

Audit-Related Services
______________________________________________________________________________________________________________________

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
______________________________________________________________________________________________________________________

Tax Services
______________________________________________________________________________________________________________________

U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
______________________________________________________________________________________________________________________

U.S. federal, state and local tax compliance (e.g., excise distribution reviews,   up to $5,000 per Fund
etc.)
______________________________________________________________________________________________________________________

Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
______________________________________________________________________________________________________________________


     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.


______________________________________________________________________________________________________________________

Service                                                                                      Range of Fees
______________________________________________________________________________________________________________________

Non-Audit Services
______________________________________________________________________________________________________________________

Services associated with periodic reports and other documents filed with the SEC   up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
______________________________________________________________________________________________________________________

     The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $320,720 and $392,760 for the registrant's fiscal years ended October 31, 2006 and October 31, 2005, respectively.

     (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5.  Audit Committee of Listed Registrants

     Not applicable.

Item 6.  Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Pooled Trust


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   January 5, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


PATRICK P. COYNE
________________________________

By:     Patrick P. Coyne
Title:  Chief Executive Officer
Date:   January 5, 2007


RICHARD SALUS
________________________________

By:     Richard Salus
Title:  Chief Financial Officer
Date:   January 5, 2007